Execution Version

THE INDEBTEDNESS EVIDENCED BY THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT TO CREDIT AGREEMENT, IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF SUCH ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF SUCH INDEBTEDNESS, PLEASE CONTACT THE CHIEF FINANCIAL OFFICER OF THE BORROWER AT THE ADDRESS SET FORTH IN THE NOTICE PROVISIONS OF THE CREDIT AGREEMENT.

FIRST AMENDMENT TO CREDIT AGREEMENT

dated as of June 27, 2024

among

WATERBRIDGE NDB OPERATING LLC,
as Borrower,

THE LENDERS PARTY HERETO, and

BARCLAYS BANK PLC,
as Administrative Agent

_________________________________

BARCLAYS BANK PLC, CITIBANK, N.A.,

FHN FINANCIAL CAPITAL MARKETS, GOLDMAN SACHS BANK USA,

TEXAS CAPITAL SECURITIES, TRUIST SECURITIES, INC.

and WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of June 27, 2024 (the “First Amendment Effective Date”), is among WATERBRIDGE NDB OPERATING LLC, a Delaware limited liability company (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) and each of the Lenders that is a signatory hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to below.

Recitals

WHEREAS, the Borrower, the Administrative Agent, Truist Bank, as collateral agent, and the Lenders are parties to that certain Credit Agreement, dated as of May 10, 2024 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower;

WHEREAS, the Borrower, the undersigned Lenders constituting the Required Lenders and the Administrative Agent desire to amend the Existing Credit Agreement to make certain other amendments and modifications, in each case, upon the terms and conditions set forth herein and to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 2 below and in reliance on the representations, warranties, covenants and agreements set forth herein, the Existing Credit Agreement (other than the signature pages, Schedules and Exhibits thereto) is hereby amended in its entirety to read as set forth in Annex B attached hereto.

Section 2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of each of the following conditions:

2.1 Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (i) the Borrower and (ii) the Lenders constituting the Required Lenders.

2.2 Consent and Reaffirmation. The Administrative Agent shall have received a counterpart of the Consent and Reaffirmation attached hereto as Annex A (the “Consent and Reaffirmation”) from each of the Loan Parties party thereto or written evidence otherwise satisfactory to the Administrative Agent (which may include pdf transmission of a signed signature page of this Amendment) that such party has signed a counterpart of the Consent and Reaffirmation.

2.3 Fees. All reasonable, out of pocket and documented legal fees and expenses of the Administrative Agent that have been invoiced at least two (2) Business Days prior to the First Amendment Effective Date shall have been paid.

2.4 Representations and Warranties. The representations and warranties of the Loan Parties contained in the Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) immediately prior to and after giving effect to this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

2.5 No Event of Default. No Event of Default shall exist immediately before or after giving effect to this Amendment.

Section 3. Representations and Warranties. The Borrower and each other Loan Party represents and warrants to the Administrative Agent and the Lenders as of the First Amendment Effective Date that:

3.1 each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to the amendments set forth in Section 1 hereof except (i) to the extent any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is qualified as to “materiality” or “Material Adverse Effect”, such representation and warranty shall be true and correct in all respects as so qualified;

3.2 the execution, delivery and performance by the Borrower of this Amendment are within its limited liability company powers, have been duly authorized by all necessary action and that this Amendment and the Borrower’s obligations under the Credit Agreement as amended hereby and each other Loan Document to which it is a party constitute the valid and binding agreement and obligations of the Borrower, as applicable, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally;

3.3 immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall exist;

3.4 the execution, delivery and performance of this Amendment do not (a) contravene the terms of any of the Borrower’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01 of the Credit Agreement), or require any payment to be made under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or the properties of the Borrower or any of its Subsidiaries or (ii) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any material Laws binding on such Person; to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect; and

3.5 no material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment.

Section 4. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same instrument. The words “execution”, “execute”, “signed”, “signature”, and words of like import in or related to this Amendment or any other document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.

Section 5. Governing Law and Waiver of Right to Trial by Jury. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.16 and Section 10.17 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

Section 6. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 7. Effect of Amendment and Reaffirmation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or other provisions contained in the Credit Agreement or any other Loan Document in similar or different circumstances after the date hereof. This Amendment is hereby designated as a Loan Document by the Borrower.

Section 8. No Oral Agreement. THIS WRITTEN AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES THAT MODIFY THE AGREEMENTS OF THE PARTIES IN THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 9. Payment of Expenses. To the extent provided in the Credit Agreement or as otherwise agreed to in writing by the Borrower, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable, documented out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.

Section 10. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

[remainder of page left blank intentionally; signatures to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

WATERBRIDGE NDB OPERATING LLC

By:	/s/ Steven R. Jones
Name:	Steven R. Jones
Title:	Co-Chief Executive Officer and Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BARCLAYS BANK PLC,

as Administrative Agent

By:	/s/ Adam Schnapper
Name:	Adam Schnapper
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

610 Funding CLO 2, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its

Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

720 EAST CLO 2022-I, LTD.

as Lender

By: Northwestern Mutual Investment Management Company, LLC as

Collateral Manager

By:	/s/ Andrew Wassweiler
Name:	Andrew Wassweiler
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

720 EAST CLO 2023-I, LTD.

as Lender

By: NORTHWESTERN MUTUAL INVESTMENT MANAGEMENT COMPANY, LLC, AS COLLATERAL MANAGER

By:	/s/ Andrew Wassweiler
Name:	Andrew Wassweiler
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

720 EAST CLO V, Ltd.

as Lender

By: Northwestern Mutual Investment Management Company, LLC, as Collateral Manager

By:	/s/ Andrew Wassweiler
Name:	Andrew Wassweiler
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Abu Dhabi Pension Fund

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 3, Ltd

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AXA IM Inc. For and on behalf of Allegro CLO XI, Limited

as Lender

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Allegro CLO XIII, Ltd.

as Lender

AXA IM INC FOR AND ON BEHALF OF ALLEGRO CLO XIII, Ltd.

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XIV, Ltd.

as Lender

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AXA IM INC FOR AND ON BEHALF OF Allegro CLO XV, Ltd.

as Lender

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Allegro CLO XVI, Ltd.

as Lender

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Allegro CLO XVII, Ltd.

as Lender

By:	/s/ Matthew Leventhal
Name:	Matthew Leventhal
Title:	Senior Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2024-I, Ltd

as Lender

By: Voya Alternative Asset Management LLC as its Investment Manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

American Heart Association, Inc.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC, as Subadvisors

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AMMC CLO 25, Limited

as Lender

By: American Money Management Corp.,

as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AMMC CLO 26, Limited

as Lender

By: American Money Management Corp.,

as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AMMC CLO 27, Limited

as Lender

By: American Money Management Corp.,

as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AMMC CLO 28, Limited

as Lender

By: American Money Management Corp.,

as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

AMMC CLO 29, Limited

as Lender

By: American Money Management Corp.,

as Collateral Manager

By:	/s/ David Meyer
Name:	David Meyer
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 11, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 13, Ltd.

as Lender

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 15, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 16, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 17, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 18, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 19, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 19, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 20, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 21, Ltd

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 24, Ltd

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 25, Ltd.

as Lender

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 26, Ltd.

as Lender

By: Anchorage Collateral Management, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 28, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 29, Ltd.

as Lender

By: Anchorage Collateral Management, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 30, Ltd.

as Lender

By: Anchorage Collateral Management, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 6, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 8, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Capital CLO 9, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 14, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 15, Ltd.

as Lender

By: Anchorage Collateral Manager, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 1, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 10, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 11, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 12, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 13, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 16, Ltd.

as Lender

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 2, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 4, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 8, Ltd.

as Lender

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Credit Funding 9, Ltd.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

ANCHORAGE LPC-V, L.P.

as Lender

By: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Anchorage Multi-Asset Credit Fund, L.P.

as Lender

By: Anchorage Collateral Management, L.L.C., its investment manager

By:	/s/ Michael Polenberg
Name:	Michael Polenberg
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Angeles Diversified Income Fund LLC

as Lender

By: Lord, Abbett & Co. LLC, an Investment Manager

By:	/s/ Arthus Rezendes
Name:	Arthus Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

APIDOS CLO XI

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLI Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLII Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLIII Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLIV Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLIX Ltd

as Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLV LTD

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLVI LTD

as Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLVII Ltd

as Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XLVIII Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXIII

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXII

as Lender

By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXIII

as Lender

By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXIV

as Lender

By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXIX

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXV

as Lender

By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXVI

as Lender

By: Its Collateral Manager CVC Credit Partners U.S. CLO Management LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXVII

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XXXVIII

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos Loan Fund 2024-1 Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

ARCH INSURANCE COMPANY

as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel and Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

ARCH INSURANCE COMPANY

as Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Arch Mortgage Insurance Company

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel and Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Asian Development Bank (For Its Staff Retirement Plan)

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2021-1 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2021-2 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2022-1 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2023-1 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2023-2 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Balboa Bay Loan Funding 2024-1 Ltd

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 14 Ltd.

as Lender

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 17 Ltd.

as Lender

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 18 Ltd.

as Lender

By: Ballyrock Investment Advisors LLC, as Collateral Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 19 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 20 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 21 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 22 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 23 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 24 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 25 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Ballyrock CLO 26 Ltd.

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BAPTIST HEALTH SOUTH FLORIDA, INC

as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Barclays Bank PLC

as Lender

By:	/s/ Jacqueline Custodio
Name:	Jacqueline Custodio
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BASIL FUNDING ULC

as Lender

By:	/s/ Mobasharul Islam
Name:	Mobasharul Islam
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BDCA SLF Funding, LLC

as Lender

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO IV, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO V-B, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XIX, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XVIII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXI, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXIII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXIV, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXV, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXVII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXX, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXXII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXXIII, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXXIV, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Benefit Street Partners CLO XXXV, Ltd.

as Lender

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Blue Shield of California

as Lender

By: PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BNY Mellon Alcentra Global Credit Income 2024

as Lender

Alcentra NY, LLC for an on behalf of BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc

as Lender

By Alcentra NY LLC for an on behalf of BNY Mellon Alcentra Global Multi-Credit Fund, Inc.

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BNY Mellon High Yield Strategies Fund

as Lender

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BNY Mellon Investment Funds III – BNY Mellon High Yield Fund

as Lender

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

BNY Mellon Investment Funds IV – BNY Mellon Floating Rate Income Fund

as Lender

Alcentra NY, LLC for and on behalf of BNY Mellon Funds IV, Inc. – BNY Mellon Floating Rate Income Fund

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

California Street CLO IX Limited Partnership as Lender

By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CARE Super

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle Global Market Strategies CLO 2016-1, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle Global Market Strategies CLO 2016-3, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2019-2 Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2019-3, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2019-4, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2020-1, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2020-2, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-1, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-10, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-11, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-2, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-3S, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-4, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-4, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-5, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-6, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-7, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-8, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2021-9, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-1, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-2, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-3, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-4, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-5, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2022-6, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-1, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-2, Ltd.

as Lender

By: Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-3, Ltd.

as Lender

By: Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-4, Ltd.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-5, Ltd.

as Lender

Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2023-E, Ltd.

as Lender

Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2024-1, Ltd.

as Lender

Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2024-A, Ltd.

as Lender

Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Carlyle US CLO 2024-2, Ltd.

as Lender

Carlyle CLO Management LLC

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2017-2, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2017-3, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2018-8, LTD.

as Lender

By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2019-11R, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2019-9, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2020-12, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2020-13, LTD.

as Lender

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2021-14, LTD.

as Lender

By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CBAM 2021-15, LLC

as Lender

By: CBAM CLO Management LLC, as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

City National Rochdale Fixed Income Opportunities Fund

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisers, a division of Virtus Fixed Income Advisers, LLC, as Subadvisers

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Commander Navy Installations Commands Retirement Trust

as Lender

By: Lord Abbett & CO LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Credos Floating Rate Fund LP

as Lender

By SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CSAA Insurance Exchange

as Lender

By: PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Apidos CLO XL Ltd

as Lender

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

CVC Credit Partners Global Yield Holdings, LLC

as Lender

By:	/s/ Ashwin Nayak
Name:	Ashwin Nayak
Title:	VP

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Core Fixed Income Fund

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Flexible Income Fund

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Investment Advisor to:

DoubleLine Floating Rate Fund

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DUNHAM FLOATING RATE BOND FUND

as Lender

By: PineBridge Investments LLC

As Investment Sub-Advisor

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Empower Multi-Sector Bond Fund

as Lender

By: Virtus Fixed Income Advisors, LLC

By: Newfleet Asset Management, a division of Virtus Fixed Income Advisors, LLC, as Subadviser

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

FIAM Floating Rate High Income Commingled Pool

as Lender

By: Fidelity Institutional Asset Management Trust Company as Trustee

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

FIAM Leveraged Loan, LP

as Lender

By: FIAM LLC as Investment Manager

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Floating Rate High Income Fund

as Lender

for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Floating Rate High Income Multi-Asset Base Fund

as Lender

by its manager Fidelity Investments Canada ULC

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Merrimack Street Trust: Fidelity Total Bond ETF

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Qualifying Investors Funds Plc

as Lender

By: FIAM LLC as Sub Advisor

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Fire and Police Pension Fund, San Antonio

as Lender

By: PineBridge Investments LLC its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Four Points Multi-Strategy Master Fund Inc.

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager for the Distressed Account

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Franklin BSP Private Credit Fund

as Lender

By:	/s/ Michael Frick
Name:	Michael Frick
Title:	Authorized Signer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy 30 CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy 31 CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy 32 CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy 33 CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy XXII CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy XXIV CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Galaxy XXV CLO, LTD.

as Lender

By: PineBridge Investments LLC

As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

GCA Credit Opportunities Master Fund, Ltd.

as Lender

By:	/s/ Frank Pizzo
Name:	Frank Pizzo
Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

GCA Enhanced Master Fund, Ltd.

as Lender

By:	/s/ Frank Pizzo
Name:	Frank Pizzo
Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Guardia 1, Ltd

as Lender

By: Sculptor Loan Management LP, its investment manager

By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Guidewell Group Inc.

as Lender

By: Lord, Abbett & Co. LLC, as Investment Advisor

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Hayfin Kingsland XI, Ltd.

as Lender

By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Hayfin US XII, Ltd.

as Lender

By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Hayfin US XIV, Ltd.

as Lender

By: Hayfin Capital Management LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Highmark Inc.

as Lender

By: SHEKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Hayfin US XV Ltd

as Lender

By: Hayfin Capital Management, LLC as Manager

By:	/s/ Katherine Kim
Name:	Katherine Kim
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

IMAP Cayman SPC – CAG SP

as Lender

By:	/s/ Frank Pizzo
Name:	Frank Pizzo
Title:	Chief Financial Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Jackson Credit Opportunities Fund

as Lender

By: Neuberger Berman Investment Advisors LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

JANA Multi-Sector Credit Trust

as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Jerome 2024

as Lender

By: Voya Alternative Asset Management LLC as its Investment Manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Core Fixed Income Fund

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

JNL/Fidelity Institutional Asset Management Total Bond Fund

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

JNL/PPM America Floating Rate Income Fund, a Series of the JNL Series Trust

as Lender

By: PPM America, Inc., as sub-adviser

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Kentucky Retirement Systems

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Kentucky Retirement Systems Insurance Trust Fund

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Kentucky Teachers’ Retirement System Trust Fund

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Kentucky Teachers’ Retirement System Trust Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Kern County Employees’ Retirement Association

as Lender

By: Pacific Investment Management Company LLC,

as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Milton Opportunistic Credit Master Fund LP

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Bespoke Global Credit Opportunities (Ireland) Fund DAC

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 16 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 17 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 25 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 26 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 27 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 28 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 29 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 31 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 33 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 34 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 35 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 36 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 37 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 38 Ltd.

as Lender

By: KKR Financial Advisors II, LLC, as Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 39 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 40 Ltd.

as Lender

By: KKR Financial Advisors II, LLC as Collateral Manager

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 41 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 42 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 43 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 44 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 45a Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 46 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 47 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 48 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 49 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 50 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 52 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 53 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR CLO 55 Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Credit Opportunities Portfolio

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR GCOF Access Fund Funding L.P.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Global Credit Opportunities Master Fund L.P.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Income Opportunities Fund

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR Senior Floating Rate Income Fund

as Lender

By: KKR Credit Advisors (US), LLC, as its agent

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR US Broadly Syndicated Loan Fund DAC

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

KKR-Cardinal Credit Opportunities Fund L.P.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Linde U.S. Pension Plan

as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Bank Loan Trust

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Floating Rate Senior Loan Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett FRHI Funding, LLC

as Lender

By: Lord Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Global Funds I plc. – Lord Abbett High Yield Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett High Yield Core Trust II

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Institutional High Yield Trust

as Lender

By: Lord Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Investment Trust – Lord Abbett Floating Rate Fund

as Lender

By: Lord Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Investment Trust – High Yield Fund

as Lender

By: Lord Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Global Funds I plc. – Lord Abbett Global High Yield Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Special Situations Income Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Lord Abbett Trust I – Lord Abbett Short Duration High Yield Fund

as Lender

By: Lord, Abbett & Co. LLC, as Investment Manager

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mesirow Floating Rate Fund I, L.P.

as Lender

By Mesirow Financial Investment Management Inc.

As Investment Manager

By:	/s/ James Lisko
Name:	James Lisko
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Metropolitan West Floating Rate Income Fund

as Lender

By: Metropolitan West Asset Management LLC, acting solely as its investment manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Milton Hershey School Trust

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Minnesota State Board of Investment

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Minnesota Laborers Pension Fund

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

MLC Investments Limited as trustee for WM Pool – Fixed Interest Trust No. 5 as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

MLC Investments Limited as trustee for WM Pool – High Yield Interest Trust as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Morgan Stanley Defined Contribution Master Trust

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as

Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mountain View CLO 2016-1 Ltd.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mountain View CLO XIV Ltd.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mountain View CLO XV Ltd.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mountain View CLO XVI Ltd.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Mountain View CLO XVII Ltd.

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisers, LLC, as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Multi-Credit SV S.a.r.l.

as Lender

Executed by Alcentra NY, LLC for and on behalf of Multi-Credit SV S.a.r.l.

By:	/s/ Tim Raeke
Name:	Tim Raeke
Title:	Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Nassau 2019-II Ltd.

as Lender

By:	/s/ Julie Shattuck
Name:	Julie Shattuck
Title:	Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Nassau 2020-I Ltd.

as Lender

By:	/s/ Julie Shattuck
Name:	Julie Shattuck
Title:	Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Nassau 2021-I Ltd.

as Lender

By:	/s/ Julie Shattuck
Name:	Julie Shattuck
Title:	Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman CLO XVII, Ltd.

as Lender

By Neuberger Berman Investment Advisers LLC

as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman CLO XVI-S, Ltd.

as Lender

By Neuberger Berman Investment Advisers LLC

as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman CLO XXII, Ltd.

as Lender

By Neuberger Berman Investment Advisers LLC

as Collateral Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Investment Funds II PLC – Neuberger Global Senior Floating Rate Income Fund

as Lender

By Neuberger Berman Investment Advisers LLC

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman High Quality Global Senior Floating Rate Income Fund

as Lender

By Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers CLO 42, Ltd.

as Lender

By: Neuberger Berman Loan Advisers LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers CLO 44, Ltd.

as Lender

By: Neuberger Berman Loan Advisers LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers CLO 46, Ltd.

as Lender

By: Neuberger Berman Loan Advisers II LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers CLO 55, Ltd.

as Lender

By: Neuberger Berman Loan Advisers IV LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers CLO 56, Ltd.

as Lender

By: Neuberger Berman Loan Advisers IV LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Loan Advisers LaSalle Street Lending CLO II, Ltd.

as Lender

By: Neuberger Berman Loan Advisers IV LLC as Collateral Manager

By: Neurberger Berman Investment Advisers LLC as Sub-Advisor

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Neuberger Berman Floating Rate Income Fund

as Lender

By: Neuberger Berman Fixed Income LLC, as collateral manager

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

New York City Employees’ Retirement System

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Advisor

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

New York City Fire Department Pension Fund

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

New York City Police Pension Fund

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

NGC Loan Fund LP

as Lender

By:	/s/ Jonathan Insull
Name:	Jonathan Insull
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Obra CLO 1 Ltd.

as Lender

by Obra Institutional Credit LLC

By:	/s/ Justin Monteith
Name:	Justin Monteith
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

OZLM XIV, LTD.

as Lender

By: Sculptor Loan Management LP, its portfolio manager

By: Sculptor Loan Management LLC, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

OZLM XIX, LTD.

as Lender

By: OZ CLO Management LLC, its collateral manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

OZLM XV, LTD.

as Lender

By: Sculptor Loan Management LP, its portfolio manager

By: Sculptor Loan Management LLC, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

OZLM XXIII, LTD.

as Lender

By: Sculptor Loan Management LP, its portfolio manager

By: Sculptor Loan Management LLC, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

OZLM XXIV, LTD.

as Lender

By: Sculptor Loan Management LP, its portfolio manager

By: Sculptor Loan Management LLC, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square BDC Funding I LLC

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2015-1, Ltd

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2018-1, Ltd

as Lender

By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2018-2, Ltd

as Lender

By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2019-1, Ltd

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2020-3, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2021-1, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2021-2, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2021-3, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2021-4, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2022-1, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2022-2, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2022-3, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2022-4, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2022-5, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2023-1, Ltd.

as Lender

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2023-2, Ltd.

as Lender

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2023-3, Ltd.

as Lender

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2023-4, Ltd.

as Lender

By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Palmer Square CLO 2024-1, Ltd.

as Lender

By:	/s/ Alex Collier
Name:	Alex Collier
Title:	Credit Analyst

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Collateral Manager to:

Parallel 2019-1 Ltd.

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Collateral Manager to:

Parallel 2020-1 Ltd.

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Collateral Manager to:

Parallel 2021-1 Ltd.

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Collateral Manager to:

Parallel 2021-2 Ltd.

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Collateral Manager to:

Parallel 2023-1 Ltd.

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Payson 2024

as Lender

By: Voya Alternative Asset Management LLC as its Investment Manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Pension Reserves Investment Trust Fund

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovick
Name:	Serge Todorovick
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Bermuda Trust II: PIMCO Bermuda Bank Loan Fund (M)

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Corporate & Income Opportunity Fund

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Corporate & Income Opportunity Fund

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Corporate & Income Strategy Fund

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Dynamic Income Fund

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Dynamic Income Strategy Fund

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO ETF Trust: PIMCO Senior Loan Active Exchange-Traded Fund

as Lender

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PIMCO Funds: PIMCO Low Duration Credit Fund

as Lender

By: Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ Keith Werber
Name:	Keith Werber
Title:	EVP Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PineBridge Global Opportunistic DM Credit Mater Fund LP

as Lender

By: PineBridge Investments LLC

As Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PINEBRIDGE SENIOR FLOATING RATE INCOME FUND

as Lender

By: PineBridge Investments LLC

As Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PineBridge Senior Loan Fund Ltd.

as Lender

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Police & Fire Retirement System of the City of Detroit

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Portico Benefit Services

as Lender

By: PineBridge Investments LLC

As Investment Advisor

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PPM CLO 2 Ltd.

as Lender

By: PPM Loan Management Company, LLC, as Asset Manager

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PPM CLO 3 Ltd.

as Lender

By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PPM CLO 4 Ltd.

as Lender

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PPM CLO 5 Ltd.

as Lender

By: PPM Loan Management Company, LLC, as Portfolio Manager

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

PPM CLO 6-R Ltd.

as Lender

By: PPM Loan Management Company, LLC, as Asset Manager

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Primus High Yield Bond Fund, L.P.

as Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Prudential Hong Kong Limited

as Lender

By: PPM America, Inc., as attorney in fact

By:	/s/ James Henderson
Name:	James Henderson
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Sub-Advisor to:

Renaissance Flexible Yield Fund

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Renaissance Investment Holdings Ltd.

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Riga LLC

as Lender

By:	/s/ Kevin Huang
Name:	Kevin Huang
Title:	Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

RLI INSURANCE COMPANY

as Lender

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Romark CLO – III Ltd

as Lender

By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Romark CLO – IV Ltd

as Lender

By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Romark CLO – V Ltd

as Lender

By: Romark CLO Advisors LLC, as Collateral Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXIX, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXVI, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXVII, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXVIII, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXX, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXXI, Ltd

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LP, its general manager

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor CLO XXXII, Ltd

as Lender

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sculptor Institutional Income Mater Fund, Ltd.

as Lender

By: Sculptor Loan Management LP, its collateral manager

By: Sculptor Loan Management LLC, its general partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Selective Insurance Company of America

as Lender

By: Shenkman Capital Management, Inc. as Investment Manger

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Shackleton 2019-XIV CLO, Ltd.

as Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signature

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

SHACKLETON 2021-XVI CLO, Ltd.

as Lender

by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Seth Frink
Name:	Seth Frink
Title:	Authorized Signature

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Shenkman Multi-Asset Credit Master Fund

as Lender

By: Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Shenkman Capital Floating Rate High Income Fund

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Shenkman Multi-Asset Credit Select Master Fund L.P.

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Shenkman Opportunistic Credit Master Fund LP

as Lender

By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Silver Rock CLO I, Ltd.

Silver Rock CLO II, Ltd.

Silver Rock CLO III, Ltd.,

as Lender

By: Silver Rock Management LLC as Collateral Manager

By:	/s/ Patrick Hunnius
Name:	Patrick Hunnius
Title:	General Counsel & CCO

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Sub-Advisor to: SPDR DoubleLine Total Return Tactical RTF

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

State of Connecticut Retirement Plans and Trust Funds

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

State of New Mexico State Investment Council

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

STATE OF WYOMING

as Lender

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Stitching Blue Sky Global Leveraged Loan Fund

as Lender

By: PineBridge Investments LLC

Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Stitching Pensioenfonds PGB

as Lender

By: PineBridge Investments Europe Limited

As Investment Manager

By:	/s/ Andrew Meissner
Name:	Andrew Meissner
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Stone Harbor Global Funds PLC – Stone Harbor Multi Asset Credit (No. 2) Portfolio

as Lender

By: Virtus Fixed Income Advisors, LLC

By: Newfleet Asset Management, a division of Virtus Fixed Income Advisors, LLC, as Subadviser

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Stone Harbor Investment Funds PLC – Stone Harbor Multi Asset Credit Opportunistic Fund

as Lender

By: Virtus Fixed Income Advisors, LLC

By: Newfleet Asset Management, a division of Virtus Fixed Income Advisors, LLC, as Subadviser

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Stone Harbor Leveraged Loan Fund LLC

as Lender

By: Virtus Fixed Income Advisors, LLC

By: Newfleet Asset Management, a division of Virtus Fixed Income Advisers, LLC, as Subadviser

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree CLO 2021-1, Ltd

as Lender

By: Sycamore Tree Capital Partners

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree CLO 2023-2, Ltd

as Lender

By: Sycamore Tree Capital Partners

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree CLO 2023-3, Ltd

as Lender

By: Sycamore Tree Capital Partners

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree CLO 2023-4, Ltd

as Lender

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree CLO 2024-5, Ltd

as Lender

By: Sycamore Tree Capital Partners

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Sycamore Tree Floating Rate Loan Fund LP

as Lender

By:	/s/ Rahim Hussain
Name:	Rahim Hussain
Title:	Director of Operations

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 30, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC, acting through its Series 1- Management Series, as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 34-PS, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC - Series 1- Management Series, as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 35, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC, acting through its Series 1- Management Series c/o Nuveen Asset Management, LLC as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 36, Ltd.

as Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 37, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC - Series 1- Management Series, as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 38, Ltd.

as Lender

By: Nuveen Asset Management LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 39, Ltd.

as Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 40, Ltd.

as Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 42, Ltd.

as Lender

By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO 43, Ltd.

as Lender

By: Nuveen Asset Management, as Portfolio Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XVIII, Ltd

as Lender

By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXI, Ltd.

as Lender

By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXII, Ltd.

as Lender

By: Nuveen Asset Management, LLC

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXIX, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC, acting through its Series 1 – Management Series, as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXV Ltd

as Lender

By: Symphony Alternative Asset Management LLC, through its Series 1 – Management Series, as Collateral Manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXVIII, Ltd

as Lender

By: Symphony Alternative Asset Management LLC, through its Series 1 – Management Series

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXXI, Ltd.

as Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXXII, Ltd.

as Lender

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Symphony CLO XXXIII, Ltd.

as Lender

By: Symphony Alternative Asset Management LLC – Series 1 – Management Series, as collateral manager

By:	/s/ Patrice Pippins-Boardraye
Name:	Patrice Pippins-Boardraye
Title:	Lead

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2017-1, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2019-1 AMR, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2019-2, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2020-1, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2021-1, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2021-2, Ltd.

as Lender

TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2022-1, Ltd.

as Lender

By: TCW Asset Management Company LLC as Asset Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2023-1, Ltd.

as Lender

By: TCW Asset Management Company LLC, as Portfolio Manager

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2023-1, Ltd.

as Lender

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

TWC CLO 2024-1, Ltd.

as Lender

By:	/s/ Gisel Vosoughiazad
Name:	Gisel Vosoughiazad
Title:	Assistant Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Teachers’ Retirement System of the State of Kentucky

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Teachers’ Retirement System of the State of Kentucky

as Lender

By: Lord, Abbett & Co. LLC, as Investment Advisor

By:	/s/ Arthur Rezendes
Name:	Arthur Rezendes
Title:	Director, Pricing & Corporate Actions

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

The PNC Financial Services Group, Inc. Pension Plan

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Tikehau US CLO I Ltd.

as Lender

By: Tikehau Structured Credit Management LLC as Collateral Manager

By:	/s/ Erika Morris
Name:	Erika Morris
Title:	Head of US CLOs

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Tikehau US CLO II Ltd.

as Lender

By: Tikehau Structured Credit Management LLC as Collateral Manager

By:	/s/ Erika Morris
Name:	Erika Morris
Title:	Head of US CLOs

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Tikehau US CLO III Ltd.

as Lender

By: Tikehau Structured Credit Management LLC as Collateral Manager

By:	/s/ Erika Morris
Name:	Erika Morris
Title:	Head of US CLOs

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Tikehau US CLO IV Ltd.

as Lender

By: Tikehau Structured Credit Management LLC as Collateral Manager

By:	/s/ Erika Morris
Name:	Erika Morris
Title:	Head of US CLOs

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Tikehau US CLO V Ltd.

as Lender

By: Tikehau Structured Credit Management LLC as Collateral Manager

By:	/s/ Erika Morris
Name:	Erika Morris
Title:	Head of US CLOs

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

DoubleLine Capital LP as Investment Advisor to:

Treasurer of the State of North Carolina

as Lender

By:	/s/ Peter Hwang
Name:	Peter Hwang
Title:	Authorized Signatory

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXI, Ltd.

as Lender

By: Gibran Mahmud

As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXII, Ltd.

as Lender

By: Gibran Mahmud

As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXIII, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXIV, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXIX, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXV, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXVI, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXVII, Ltd.

as Lender

By: Gibran Mahmud

As: Chief Executive Officer of Trinitas Capital Management LLC as Asset Manager

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXVIII, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Trinitas CLO XXX, Ltd.

as Lender

By:	/s/ Gibran Mahmud
Name:	Gibran Mahmud
Title:	Chief Investment Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

United Guaranty Residential Insurance Company

as Lender

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Variable Insurance Products Fund: Floating Rate High Income Portfolio

as Lender

By:	/s/ Craig Brown
Name:	Craig Brown
Title:	Assistant Treasurer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XII, Ltd.

as Lender

By: Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XIII, Ltd.

as Lender

By: Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Collateral Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XIV, Ltd.

as Lender

By: Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Collateral Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XR, Ltd.

as Lender

By: Vibrant Capital Partners, LLC, as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XV Ltd.

as Lender

By: Vibrant Capital Partners, Inc. (fka DFG Investment Advisers, Inc.) as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Vibrant CLO XVI, Ltd.

as Lender

By: Vibrant Capital Partners, Inc. as Portfolio Manager

By:	/s/ Jeremy Hyatt
Name:	Jeremy Hyatt
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virginia College Savings Plan

as Lender

by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Serge Todorovich
Name:	Serge Todorovich
Title:	General Counsel & Chief Compliance Officer

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus GF Multi-Sector Income Fund

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Global Multi Sector Income Fund

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Newfleet Multi-Sector Bond ETF

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Newfleet Multi-Sector Intermediate Bond Fund

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Newfleet Senior Floating Rate Fund

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus SEIX Floating Rate High Income Fund

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisors, LLC, as Subadvisors

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Seix Senior Loan ETF

as Lender

By: Virtus Fixed Income Advisers, LLC

By: Seix Investment Advisors, a division of Virtus Fixed Income Advisors, LLC, as Subadvisors

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Virtus Total Return Fund Inc.

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2017-3, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2019-2, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

VOYA CLO 2019-3, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2019-4, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2020-1, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2020-2, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2020-3, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2021-1, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2021-2, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2021-3, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2022-1, Ltd

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2022-3, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2022-4, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya CLO 2023-1, Ltd.

as Lender

By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya Floating Rate Fund

as Lender

By: Voya Alternative Asset Management Co. LLC, as its investment manager

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya Investment Trust Co. – Senior Loan Common Trust Fund

as Lender

By: Voya Investment Trust Co. as its trustee

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Voya Investment Trust Co. – Voya Loan Trust Fund

as Lender

By: Voya Investment Trust Co. as its trustee

By:	/s/ William F. Nutting Jr.
Name:	William F. Nutting Jr.
Title:	Senior Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

VVIT: Virtus Newfleet Multi-Sector Intermediate Bond Series

as Lender

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Warwick Capital CLO 2 Ltd.

as Lender

Authorized signatory Warwick Capital CLO Management LLC – management series in its capacity as Collateral Manager to Warwick Capital CLO 2 Ltd.

By:	/s/ Ritesh Patel
Name:	Ritesh Patel
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Warwick Capital CLO 3 Ltd.

as Lender

By:	/s/ Ritesh Patel
Name:	Ritesh Patel
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Warwick Capital CLO 4 Ltd.

as Lender

By:	/s/ Ritesh Patel
Name:	Ritesh Patel
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Warwick Capital CLO 5 Ltd.

as Lender

Authorized signatory Warwick Capital CLO Management LLC – management series in its capacity as Collateral Manager to Warwick Capital CLO 5 Ltd.

By:	/s/ Ritesh Patel
Name:	Ritesh Patel
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

Warwick Capital CLO 1 Ltd.

as Lender

Authorized signatory Warwick Capital CLO Management LLC – management series in its capacity as Collateral Manager to Warwick Capital CLO 1 Ltd.

By:	/s/ Ritesh Patel
Name:	Ritesh Patel
Title:	Portfolio Manager

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

WindWise Senior Loan BB/B Index Fund Master Fund, Ltd.

as Lender

SSGA Funds Management, Inc. as Investment Advisor

By:	/s/ Ryan Mensching
Name:	Ryan Mensching
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement – WaterBridge NDB Operating LLC]

ANNEX A

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Loan Parties”) hereby (i) acknowledges receipt of a copy of that certain First Amendment to Credit Agreement dated as of June 27, 2024 (the “Amendment”) among WaterBridge NDB Operating LLC, the lenders referred to therein and Barclays Bank PLC, as Administrative Agent, relating to the Credit Agreement dated as of May 10, 2024 (as amended prior to the date hereof, the “Existing Credit Agreement”), (ii) consents to the Amendment and each of the covenants, representations and warranties, amendments and other transactions referenced therein, (iii) expressly reaffirms its obligations under each Loan Document to which it is a party and expressly reaffirms, as of the date hereof, in the case of (x) the Guarantors, its guaranty of the Obligations and (y) the Grantors (as defined in the Security Agreement), its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents, (iv) agrees that all references in any such other Loan Document to the “Credit Agreement” shall mean and be a reference to the Existing Credit Agreement as amended by the Amendment. Each Loan Party hereby represents and warrants that (x) neither the modification of the Existing Credit Agreement effected pursuant to the Amendment, nor the execution, delivery, performance or effectiveness of the Amendment impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and all such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred and (y) each of the representations and warranties applicable to such Loan Party pursuant to Section 3 of the Amendment and each other Loan Document to which it is a party is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified), except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall have been true and correct in all material respects as of such earlier date.

Although the Loan Parties have been informed of the matters set forth herein and have acknowledged and consented to the same, each Loan Party understands that neither the Administrative Agent nor any Lender has any obligation to inform the Loan Parties of such matters in the future or to seek any Loan Party’s acknowledgment or consent to future amendments or waivers, and nothing herein shall create such a duty.

This Consent and Reaffirmation shall be a Loan Document for all purposes.

THIS CONSENT AND REAFFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES). The jurisdiction, venue and waiver of right to trial by jury provisions in Section 10.16 and 10.17 of the Existing Credit Agreement are incorporated herein by reference mutatis mutandis.

Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Existing Credit Agreement, as amended by the Amendment.

Dated as of June 27, 2024.

[remainder of page left blank intentionally; signatures to follow]

Annex A

Executed as of the date indicated above.

LOAN PARTIES:

EVX OPERATING LLC

EVX SOUTH TEXAS SWD, LLC

EVX SOUTH TEXAS CRUDE, LLC

EVX LAND LLC

EVX EAGLE FORD PARTNERS, LLC

WATERBRIDGE STATELINE LLC

STATELINE WATER, LLC

By:	/s/ Steven R. Jones
Name:	Steven R. Jones
Title :	Co-Chief Executive Officer and Chief Financial Officer

Annex A

ANNEX B

[Attached.]

CREDIT AGREEMENT

Dated as of May 10, 2024

among

WATERBRIDGE NDB OPERATING LLC,
as the Borrower,

BARCLAYS BANK PLC,
as Administrative Agent,

TRUIST BANK,
as Collateral Agent and

THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME

_________________________________________

BARCLAYS BANK PLC, CITIBANK, N.A.,

FHN FINANCIAL CAPITAL MARKETS, GOLDMAN SACHS BANK USA,

TEXAS CAPITAL SECURITIES, TRUIST SECURITIES, INC., and WELLS FARGO SECURITIES, LLC,

as Joint Lead Arrangers and Joint Bookrunners

Annex B

TABLE OF CONTENTS

i

SCHEDULES

1.01A Commitments

1.01B Collateral Documents

5.05 Certain Liabilities

5.09 Environmental Matters

5.12 Subsidiaries and Other Equity Investments

5.21 Deposit and Disbursement Accounts

6.20 Post-Closing Covenants

7.01(b) Existing Liens

7.02(f) Existing Investments

7.03(b) Existing Indebtedness

7.07 Transactions with Affiliates

7.08 Certain Contractual Obligations

10.02(a) Administrative Agent’s Office, Certain Addresses for Notices

EXHIBITS

Form of

A Committed Loan Notice

B Term Note

C-1 Compliance Certificate

C-2 Solvency Certificate

D Assignment and Assumption

E [Reserved.]

F [Reserved.]

G Intercompany Note

H Junior Lien Intercreditor Agreement

I-1 US Tax Compliance Certificate (Foreign Non-Partnership Lenders)

I-2 US Tax Compliance Certificate (Foreign Non-Partnership Participants)

I-3 US Tax Compliance Certificate (Foreign Partnership Lenders)

I-4 US Tax Compliance Certificate (Foreign Partnership Participants)

J-1 Affiliated Lender Assignment and Assumption

J-2 Affiliated Lender Notice

J-3 Acceptance and Prepayment Notice

J-4 Discount Range Prepayment Notice

J-5 Discount Range Prepayment Offer

J-6 Solicited Discounted Prepayment Notice

J-7 Solicited Discounted Prepayment Offer

J-8 Specified Discount Prepayment Notice

J-9 Specified Discount Prepayment Response

v

CREDIT AGREEMENT

This CREDIT AGREEMENT (as the same may be amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time, this “Agreement”) is entered into as of May 10, 2024, among WATERBRIDGE NDB OPERATING LLC, a Delaware limited liability company (the “Borrower”), BARCLAYS BANK PLC, as Administrative Agent, TRUIST BANK, as Collateral Agent, and each other agent from time to time party hereto and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”).

PRELIMINARY STATEMENTS

The Borrower has requested that, upon satisfaction or waiver of the conditions set forth in Section 4.01 and Section 4.02, the Lenders extend credit to the Borrower in the form of the Initial Term Loans on the Closing Date in an initial aggregate principal amount of $575,000,000.

The proceeds of the Initial Term Loans will be used by the Borrower on the Closing Date to directly or indirectly pay the Transaction Expenses, to pay all or a portion of the purchase price for the Specified Acquisition, to pre-fund Capital Expenditures, to fund cash to the Borrower’s balance sheet, and for other general corporate purposes.

The Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

Article I
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms. As used in this Agreement (including in the preliminary statements hereto), the following terms shall have the meanings set forth below:

“Acceptable Discount” has the meaning set forth in Section 2.04(a)(iv)(D)(2).

“Acceptable Owner” means, any person, when considered collectively with its Affiliates, (a)(i) has, or is a direct or indirect subsidiary of a person that has, a tangible net worth, assets under management or, to the extent its securities are publicly traded, equity value of at least $500,000,000, or (ii) has, is a direct or indirect subsidiary of a Person that has, or has its obligations guaranteed by a Person that has, a minimum long term unsecured credit rating of at least Baa3 or higher by Moody’s or at least BBB- or higher by S&P or Fitch and (b)(i) is a Qualified Operator or (ii) has an Affiliate that is a Qualified Operator or (iii) has caused the Borrower to contract for the operation of the water and pipeline systems and water and pipeline properties of the Borrower by one or more Qualified Operators to the extent the water and pipeline systems and water and pipeline properties of the Borrower are not, at the time of (and after giving effect to) the acquisition of the applicable membership interests, operated by a Qualified Operator.

“Acceptable Prepayment Amount” has the meaning set forth in Section 2.04(a)(iv)(D)(3).

“Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Acceptable Discount in substantially the form of Exhibit J-3.

“Acceptance Date” has the meaning set forth in Section 2.04(a)(iv)(D)(2).

“Acquired EBITDA” means, with respect to any Acquired Entity or Business or any Converted Restricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA were references to such Acquired Entity or Business and its Subsidiaries or to such Converted Restricted Subsidiary and its Subsidiaries), as applicable, all as determined on a consolidated basis for such Acquired Entity or Business or Converted Restricted Subsidiary, as applicable.

“Acquired Entity or Business” has the meaning set forth in the definition of the term “Consolidated EBITDA”.

“Additional Lender” has the meaning set forth in Section 2.13(c).

“Additional Refinancing Lender” has the meaning set forth in Section 2.14(a).

“Administrative Agent” means Barclays Bank PLC, in its capacity as administrative agent under any of the Loan Documents, one or more of its affiliated designees or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and account as set forth on Schedule 10.02(a), or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in such form as may be supplied from time to time by the Administrative Agent.

“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Affiliated Lender” means, at any time, any Lender that is an Investor (including portfolio companies of the Investors) (other than Holdings, the Borrower or any of its Subsidiaries and other than any Debt Fund Affiliate) or a Non-Debt Fund Affiliate of an Investor at such time.

“Affiliated Lender Assignment and Assumption” has the meaning set forth in Section 10.07(l)(i).

“Affiliated Lender Cap” has the meaning set forth in Section 10.07(l)(iii).

“Agent-Related Persons” means the Agents, together with their respective Affiliates and the officers, directors, employees, partners, agents, advisors, attorneys-in-fact and other representatives of such Persons and Affiliates.

“Agents” means, collectively, the Administrative Agent, the Collateral Agent and the Supplemental Agents (if any).

“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Credit Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“All-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OID, upfront fees, a Term Benchmark or Base Rate floor, or otherwise, in each case, incurred or payable by the Loan Parties generally to all lenders of such Indebtedness; provided that OID and upfront fees shall be equated to an interest rate assuming a 4-year life to maturity (e.g., 100 basis points of original issue discount equals to 25 basis points of interest margin for a four year average life to maturity) or, if less, the stated life to maturity at the time of incurrence of the applicable Indebtedness; and provided, further, that “All-In Yield” shall not include amendment fees, consent fees, prepayment premiums, arrangement fees, structuring fees, syndication fees, commitment fees, underwriting fees, placement fees, advisory fees, success fees, ticking fees, undrawn commitment fees and similar fees (regardless of whether any of the foregoing fees are paid to, or shared with, in whole or in part any or all lenders), any fees not paid or payable in the primary syndication of such Indebtedness or other fees not paid or payable generally to all lenders ratably.

“Anti-Corruption Law” means the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act, or any law or regulation implementing the OECD Convention on Combatting Bribery of Foreign Public Officials.

“Applicable Cash Percentage” means, for any fiscal year: (a) 100% if the Net First Lien Leverage Ratio as of the last day of such fiscal year is greater than 5.00:1.00; (b) 75% if the Net First Lien Leverage Ratio as of the last day of such fiscal year is less than or equal to 5.00:1.00 but greater than 4.50:1.00; (c) 50% if the Net First Lien Leverage Ratio as of the last day of such fiscal year is less than or equal to 4.50:1.00 but greater than 4.00:1.00; (d) 25% if the Net First Lien Leverage Ratio as of the last day of such fiscal year is less than or equal to 4.00:1.00 but greater than 3.50:1.00; and (e) 0% if the Net First Lien Leverage Ratio as of the last day of such fiscal year is less than or equal to 3.50:1.00.

“Applicable Discount” has the meaning set forth in Section 2.04(a)(iv)(C)(2).

“Applicable Net Debt Amount” means, as of any date of determination the aggregate amount of, without duplication, cash and Cash Equivalents (excluding Restricted Cash) on the balance sheet of the Borrower and its Restricted Subsidiaries as of such date.

“Applicable Period” has the meaning set forth in Section 10.23.

“Applicable Rate” means, a percentage per annum equal to (a) for Term Benchmark Loans, 4.50% and (b) for Base Rate Loans, 3.50%; provided that, upon the consummation of the WBR Specified Transaction, if the if the Net First Lien Leverage Ratio on a Pro Forma Basis is greater than 4.25:1.00, then the Applicable Rate shall automatically increase by 25 bps (for both Term Benchmark Loans and Base Rate Loans) until such time as the Borrower delivers a certificate demonstrating that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter.

If, as a result of any restatement of or other adjustment to the financial statements of Borrower or for any other reason, Borrower, Administrative Agent or the Required Lenders determine that (i) the Net First Lien Leverage Ratio as calculated by Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Net First Lien Leverage Ratio would have resulted in higher pricing for such period, Borrower shall immediately and retroactively be obligated to pay to Administrative Agent for the account of the applicable, as the case may be, promptly on demand by Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, automatically and without further action by Administrative Agent or any Lender), an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent or any Lender. Borrower’s obligations under this paragraph shall survive the termination of the Commitments and the repayment of all other Obligations hereunder.

“Applicable SWD Contracts” means (a) new SWD Contracts containing acreage dedications or minimum volume commitments, provided that, (i) in the case of any such SWD Contract containing an acreage dedication, the project that is the subject of such contract shall be commercially operable and the Borrower or applicable Loan Party has commenced performance thereunder and received revenue thereunder, and (ii) in the case of any such SWD Contract containing a minimum volume commitment, such committed volumes must be reasonably expected to be online within the next 24 months following the date of determination, or (b) amendments or other modifications to existing SWD Contracts under which revenue has been received by a Loan Party that have the effect of increasing or adding acreage dedications or minimum volume commitments.

“Appropriate Lender” means, at any time, with respect to Loans of any Class, the Lenders of such Class.

“Approved Fund” means, with respect to any Lender, any Fund that is administered, advised or managed by (a) such Lender, (b) an Affiliate of such Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages such Lender.

“Assignees” has the meaning set forth in Section 10.07(b).

“Assignment and Assumption” means an Assignment and Assumption substantially in the form of Exhibit D.

“Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel.

“Attributable Indebtedness” means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

“Auction Agent” means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.04(a)(iv); provided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided, further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent.

“Audited Financial Statements” means the audited consolidated balance sheets and the related audited consolidated statements of income and cash flow for the Borrower for the fiscal year ended December 31, 2023.

“Available Amount Basket” means, as of any time of determination, the sum of (a) the greater of (x) $60,000,000 and (y) 50% of Consolidated EBITDA for the four fiscal quarter period ending June 30, 2024, plus (b) the Borrower’s retained share of Excess Cash Flow for each full fiscal year ended after the

Closing Date (commencing with the first full fiscal year after the Closing Date) prior to such date of determination in respect of which the Borrower has made the prepayment required pursuant to Section 2.04(b)(i) plus (c) 100% of Declined Proceeds plus (d) the net cash and Cash Equivalent proceeds received by the Borrower after the Closing Date and on or before such date of determination from (i) the issuance or sale of its Qualified Equity Interests and/or (ii) contributions to its common equity with the net cash and Cash Equivalent proceeds from the issuance and sale by the Borrower (or any direct or indirect parent of the Borrower) of its Qualified Equity Interests or a contribution to its common equity (in each case of clauses (i) and (ii), other than proceeds from the sale of Equity Interests to, or contributions from, the Borrower or any of its Subsidiaries and other than the proceeds of any Designated Equity Contribution) that are Not Otherwise Applied plus (e) returns on Investments (including from Unrestricted Subsidiaries and re-designations thereof as Restricted Subsidiaries received on or prior to such date of determination) plus (f) the aggregate amount (but not in excess of the actual cash proceeds thereof to the Borrower or any Subsidiary) by which any third-party Indebtedness or Disqualified Equity Interests, in each case, of the Borrower and/or any Subsidiary issued after the Closing Date (other than Indebtedness or such Disqualified Equity Interests issued to the Borrower or a Subsidiary), is reduced on the consolidated balance sheet of the Borrower and its Subsidiaries upon the conversion into or exchange for Equity Interests of the Borrower (or any other Person of which the Borrower is a direct or indirect wholly owned Subsidiary) and/or any Subsidiary that does not constitute Disqualified Equity Interests, less the amount of any cash and the fair market value (as reasonably determined by the Borrower) of any property or assets distributed by the Borrower or such Subsidiary in respect of the principal balance thereof upon such exchange or conversion, in each case, during the period from and including the day immediately following the Closing Date through and including such time less (g) the amount of Indebtedness incurred, Investments, Restricted Payments or prepayments, redemptions, purchases, defeasances, and other payments of Junior Financings made, in reliance on the Available Amount Basket pursuant to Sections 7.02(u), 7.03(w), 7.06(d), or 7.10(a)(vii), respectively.

“Available Amount Conditions” means the requirements that no Event of Default shall have occurred and be continuing.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 3.03(d).

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

“Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

“Base Incremental Amount” means, as of any date of determination, the sum of (1) the greater of (x) $150,000,000 and (y) 100% of LTM Consolidated EBITDA, plus (2) all voluntary prepayments and (in the case of revolving facilities accompanied by) permanent voluntary commitment reductions of the corresponding revolving commitments, permitted repurchases or prepayments of the Facility and repayments, redemptions, repurchases or other retirements of Incremental Equivalent Debt previously incurred in reliance on the Base Incremental Amount prior to the date of any such incurrence (other than prepayments and voluntary commitment reductions funded with the proceeds of permitted refinancing indebtedness or proceeds of indebtedness used to refinance the Facility or Incremental Equivalent Debt); provided that, any such amount under this clause (2) may only be utilized to incur indebtedness that is pari passu with or junior to the indebtedness being prepaid or repaid, minus (3) the aggregate principal amount of the Base Incremental Amount incurred as Incremental Facilities or Incremental Equivalent Debt under clauses (1) and (2) of this definition.

“Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Effective Rate (which, if negative, shall be deemed to be 0%) on such day plus 1/2 of 1%, (b) the Prime Rate on such day and (c) Term SOFR published on such day (or if such day is not a Business Day the next previous Business Day) for an Interest Period of one month (taking into account any “floor” under the definition of “Term SOFR”) plus 1.00%. If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, the Base Rate shall be determined without regard to clause (a) above until the circumstances giving rise to such inability no longer exist.

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Base Rate Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR”.

“Benchmark” means, initially, with respect to Dollars, Term SOFR; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 3.03.

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for syndicated credit facilities and (ii) the related Benchmark Replacement Adjustment;

provided that if the Benchmark Replacement would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a) in the case of clause (a) or clause (b) of the definition of “Benchmark Transition Event”, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b) in the case of clause (c) of the definition of “Benchmark Transition Event”, the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or clause (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03 and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 3.03.

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation which certification shall be substantially similar in form and substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers published jointly, in May 2018, by the Loan Syndications and Trading Association and Securities Industry and Financial Markets Association.

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Bona Fide Debt Fund” means any fund or investment vehicle that is primarily engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and other similar extensions of credit in the ordinary course, other than a “vulture fund” or Person that purchases distressed debt in the ordinary course of its business.

“Borrower” has the meaning set forth in the introductory paragraph to this Agreement.

“Borrower Materials” has the meaning set forth in Section 6.02.

“Borrower Offer of Specified Discount Prepayment” means the offer by any Company Party to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Section 2.04(a)(iv)(B).

“Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by any Company Party of offers for, and the corresponding acceptance by a Lender of, a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.04(a)(iv)(C).

“Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by any Company Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepayment of Term Loans at a discount to par pursuant to Section 2.04(a)(iv)(D).

“Borrowing” means a borrowing consisting of simultaneous Loans of the same Type and the same Class and, in the case of Term Benchmark Loans, having the same Interest Period, made by each of the Appropriate Lenders pursuant to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law to remain closed.

“Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capitalized Leases) by the Borrower and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries.

“Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease.

“Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as financings or capital leases (and, for the avoidance of doubt, not a straight-line or operating lease) on both the balance sheet and income statement for financial reporting purposes in accordance with GAAP; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability on a balance sheet in accordance with GAAP; provided, further, that notwithstanding anything to the contrary contained in the definitions of “GAAP” or of “Capitalized Leases”, for purposes of calculations made pursuant to the terms of this Agreement or compliance with any covenant (x) in no event will any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to (1) the Financial Accounting Standards Board Accounting Standard Update 2016-02, Leases (Topic 842), issued in February 2016 and (2) any modifications or interpretive changes of GAAP that may occur after the Closing Date, be considered a Capitalized Lease or capital lease for purposes of this Agreement or any Loan Document and (y) any lease that would have been categorized as a financing or capital lease as determined in accordance with GAAP prior to giving effect to (1) the Financial Accounting Standards Board Accounting Standard Update 2016-02, Leases (Topic 842), issued in February 2016 and (2) any modifications or interpretive changes of GAAP that may occur after the Closing Date, shall be considered a Capitalized Lease and capital lease for purposes of this Agreement and any Loan Document.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary:

(a) Dollars, Euros or, in the case of any Foreign Subsidiary, such local currencies held by it from time to time in the ordinary course of business;

(b) securities issued or directly and fully and unconditionally guaranteed or insured by the U.S. government or any agency or instrumentality thereof the securities of which are unconditionally guaranteed as a full faith and credit obligation of such government with maturities of 24 months or less from the date of acquisition;

(c) certificates of deposit, time deposits and eurodollar time deposits with maturities of 24 months or less from the date of acquisition, demand deposits, bankers’ acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any domestic or foreign commercial bank having capital and surplus of not less than $250,000,000 in the case of U.S. banks and $1,000,000,000 in the case of non-U.S. banks;

(d) repurchase obligations for underlying securities of the types described in clauses (b), (d), (e), (f) and (g) entered into with any financial institution or recognized securities dealer meeting the qualifications applicable to banks specified in clause (c) above;

(e) commercial paper and variable or fixed rate notes rated at least P-2 by Moody’s, at least A-2 by S&P, or at least F-2 by Fitch (or, if at any time none of Moody’s, S&P, and Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) and in each case maturing within 24 months after the date of creation thereof;

(f) marketable short-term money market and similar funds having a rating of at least P-2 by Moody’s, A-2 by S&P, or F-2 by Fitch (or, if at any time none of Moody’s, S&P, and Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);

(g) readily marketable direct obligations issued by any state, commonwealth or territory of the United States or any political subdivision or taxing authority thereof having an investment grade rating from any of Moody’s, S&P, or Fitch (or, if at any time none of Moody’s, S&P and Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) with maturities of 24 months or less from the date of acquisition;

(h) readily marketable direct obligations issued by any foreign government or any political subdivision or public instrumentality thereof, in each case having an investment grade rating from any of Moody’s, S&P, or Fitch (or, if at any time none of Moody’s, S&P and Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency) with maturities of 24 months or less from the date of acquisition;

(i) Investments with average maturities of 12 months or less from the date of acquisition in money market funds rated AAA (or the equivalent thereof) or better by S&P, Aaa3 (or the equivalent thereof) or better by Moody’s, or AAA (or the equivalent thereof) or better by Fitch (or, if at any time none of Moody’s, S&P and Fitch shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency);

(j) investments in “money market funds” within the meaning of Rule 2a7 of the Investment Company Act of 1940, as amended, substantially all of whose assets are invested in investments issued by a financial institution having total assets in excess of $5,000,000,000;

(k) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any financial institution or recognized securities dealer meeting the qualifications specified in clause (l) below;

(l) Indebtedness or preferred stock issued by Persons with a rating of “A” or higher from S&P, “A2” or higher from Moody’s, or “A” or higher from Fitch with maturities of 24 months or less from the date of acquisition; and

(m) investment funds investing at least 90% of their assets in securities of the types described in clauses (a) through (l) above.

In the case of Investments by any Foreign Subsidiary that is a Restricted Subsidiary or Investments made in a country outside the United States of America, Cash Equivalents shall also include (i) investments of the type and maturity described in clauses (a) through (h) and clauses (j), (k), (l) and (m) above of foreign obligors, which Investments or obligors (or the parents of such obligors) have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies and (ii) other short-term investments utilized by Foreign Subsidiaries that are Restricted Subsidiaries in accordance with normal investment practices for cash management in investments of a type analogous to the foregoing investments in clauses (a) through (m) and in this paragraph.

Notwithstanding the foregoing, Cash Equivalents shall include amounts denominated in currencies other than those set forth in clause (a) above; provided that such amounts are converted into any currency listed in clause (a) as promptly as practicable and in any event within ten (10) Business Days following the receipt of such amounts.

For the avoidance of doubt, any items identified as Cash Equivalents under this definition will be deemed to be Cash Equivalents for all purposes regardless of the treatment of such items under GAAP.

“Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property.

“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as subsequently amended, and the regulations promulgated thereunder.

“CFC” means a “controlled foreign corporation” within the meaning of Section 957(a) of the Code.

“Change of Control” means (a) prior to a Qualified IPO, the consummation of any transaction or series of transactions as a result of which either (i) the Investors and/or an Acceptable Owner shall in the aggregate, directly or indirectly, own less than 50% of the limited liability company interests of the Borrower or (ii) the Borrower is no longer controlled, directly or indirectly, by the Investors or at least one Acceptable Owner or (b) after a Qualified IPO, the Investors and/or an Acceptable Owner shall in the aggregate, directly or indirectly, fail to own beneficially, directly or indirectly, a larger percentage of the aggregate ordinary voting interests in the Borrower at such time than the equity interests owned by another non-affiliated person or group (within the meaning of Rule 13d-3 and 13d-5 under the Exchange Act); or (c) a “change of control” (or similar event) shall occur under any indebtedness for borrowed money with an aggregate outstanding principal amount in excess of $25,000,000; provided that any initial public offering or other equity issuance in the Investors or an Acceptable Owner shall not constitute a “Change of Control” to the extent, if applicable, the entity controlling the Investors or Acceptable Owner immediately prior to the initial public offering or equity issuance, retains control of the relevant public entity.

Notwithstanding the foregoing, no Change of Control shall occur if, in connection with any transaction that would otherwise constitute a Change of Control pursuant to the foregoing paragraph, (a) after giving effect to the proposed transaction, at least two of Moody’s, S&P and Fitch shall have provided a ratings reaffirmation of the public corporate family ratings for the Borrower or public ratings of the Facility (or long term senior secured indebtedness of the Borrower) (the condition described in this clause (a), a “Ratings Reaffirmation”) and (b) the party (the “Acquirer”) that is acquiring the limited liability company interests that would otherwise result in a Change of Control is an Acceptable Owner to the extent the Acquirer will, as a result of such transaction, become the owner or operator of the Borrower after such transaction.

“Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments and (b) when used with respect to Commitments, refers to whether such Commitments are Incremental Revolving Credit Commitments, Term Commitments, Incremental Term Commitments, Extended Term Loans of a given Extension Series, or Refinancing Term Commitments of a given Refinancing Series and when used with respect to Loans or a Borrowing, refers to whether such Loans, or the Loans comprising such Borrowing, are Initial Term Loans, Incremental Term Loans, Refinancing Term Loans of a given Refinancing Series, Extended Term Loans of a given Extension Series or Incremental Revolving Credit Loans. Incremental Revolving Credit Loans, Initial Term Loans, Incremental Term Loans, Refinancing Term Loans of a given Refinancing Series or Extended Term Loans of a given Extension Series, Term Commitments, Incremental Term Commitments and Refinancing Term Commitments of a given Refinancing Series (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class. There shall be no more than an aggregate of four Classes of revolving credit facilities and eight Classes of term loan facilities under this Agreement.

“Closing Date” means May 10, 2024, the first date on which all conditions precedent in Section 4.01 are satisfied or waived in accordance with Section 4.01.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all now owned or at any time hereafter acquired tangible and intangible property, real and personal, of any Loan Party (other than Excluded Assets) that is or purports to be the subject of a Lien to the Collateral Agent or the Administrative Agent to secure the whole or any part of the Obligations and the Secured Loan Document Hedge Obligations or any Guarantee thereof, and shall include, without limitation, all casualty insurance proceeds and condemnation awards with respect to any of the foregoing.

“Collateral Agency and Intercreditor Agreement” means (a) the Collateral Agency and Intercreditor Agreement dated as of the Closing Date, among Parent, the Borrower, certain subsidiaries of the Borrower, the Administrative Agent, the Revolving Facility Administrative Agent, the Collateral Agent and any Other Debt Representative, which Collateral Agency and Intercreditor Agreement provides that the Initial Term Loans, the Revolving Obligations and any other Secured Loan Document Hedge Obligations and customary treasury management services are pari passu (with such Revolving Obligations and Secured Loan Document Hedge Obligations not constituting “First-Out Obligations” under a Collateral Agency and Intercreditor Agreement), (b) to the extent Revolving Obligations and other Secured Loan Document Hedge Obligations are permitted to be First-Out Debt under Section 7.03(a), a customary Collateral Agency and Intercreditor Agreement among Parent, the Borrower, certain subsidiaries of the Borrower, the Administrative Agent, the Revolving Facility Administrative Agent, the Collateral Agent and any Other Debt Representative, consistent with the agreement referred to in the foregoing clause (a), with such conforming changes as are necessary and appropriate (as determined in the reasonable discretion of the Administrative Agent and the Borrower) to characterize the Revolving Obligations and other Secured Loan Document Hedge Obligations as “First-Out Obligations” under a Collateral Agency and Intercreditor Agreement in compliance with Section 7.03(a), and/or (c) with respect to any Other Applicable Indebtedness including the WBR Specified Transaction Pari Facility or any other Incremental Equivalent First Lien Debt, if applicable, a customary Collateral Agency and Intercreditor Agreement among Parent, the Borrower, certain subsidiaries of the Borrower, the Administrative Agent, the Revolving Facility Administrative Agent, the Collateral Agent and any Other Debt Representative, in each case as applicable, consistent with the agreement referred to in the foregoing clause (a), with such conforming changes as are necessary and appropriate (as determined in the reasonable discretion of the Administrative Agent and the Borrower).

“Collateral Agent” means Truist Bank, in its capacity as collateral agent under any of the Loan Documents, one or more of its affiliated designees or any successor collateral agent.

“Collateral and Guarantee Requirement” means, at any time, the requirement that:

(a) the Administrative Agent and the Collateral Agent shall have received each Collateral Document required to be delivered on the Closing Date pursuant to Section 4.01(a)(iii) or from time to time pursuant to Section 6.11, Section 6.13 or Section 6.20, subject to the limitations and exceptions of this Agreement, duly executed by each Loan Party party thereto;

(b) the Obligations shall have been guaranteed by each Subsidiary of the Borrower (other than Excluded Subsidiaries) pursuant to the Guaranty;

(c) the Obligations and the Guaranty shall have been secured pursuant to the Security Agreement and the Parent Pledge Agreement by a first-priority security interest, subject to Liens permitted by Section 7.01, in (i) all the Equity Interests of the Borrower and (ii) all Equity Interests of each Subsidiary Guarantor and any other Restricted Subsidiary that is not an Excluded Subsidiary (other than any Restricted Subsidiary that is an Excluded Subsidiary solely pursuant to clause (b) of the definition thereof) directly owned by any Loan Party, subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents (to the extent appropriate in the applicable jurisdiction) (and the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests (if any), together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank);

(d) all Pledged Debt owing to any Loan Party that is evidenced by a promissory note required to be delivered to the Collateral Agent pursuant to the Security Agreement shall have been delivered to the Collateral Agent pursuant to the Security Agreement, together with undated instruments of transfer with respect thereto endorsed in blank;

(e) the Obligations and the Guaranty shall have been secured by a perfected security interest in, and Mortgages (to the extent perfection may be accomplished by a Mortgage) on, substantially all now owned or at any time hereafter acquired tangible and intangible assets of each Loan Party (including Equity Interests, accounts receivable, chattel paper, commercial tort claims, documents, goods, instruments, letters of credit, letter of credit rights, intercompany debt, deposit, securities and commodity accounts, inventory, equipment, investment property, contract rights, intellectual property, other general intangibles, Material Real Property and proceeds of the foregoing), in each case, subject to exceptions and limitations otherwise set forth in this Agreement and the Collateral Documents (to the extent appropriate in the applicable jurisdiction); provided, however, that in no event shall this clause (e) require any perfected security interest or Mortgage on any Excluded Assets or any Real Property that is not a Material Real Property;

(f) subject to limitations and exceptions of this Agreement and the Collateral Documents, to the extent a security interest in and Mortgages on any Material Real Property are required pursuant to clause (e) above or under Section 6.11, Section 6.13 or Section 6.20 (each such Material Real Property to be encumbered by a Mortgage pursuant to the terms hereof, a “Mortgaged Property”), the Administrative Agent and the Collateral Agent shall have received:

(i) counterparts of a Mortgage with respect to such Mortgaged Property duly executed and delivered by the record owner of such property in form suitable for filing or recording in all filing or recording offices that the Administrative Agent or the Collateral Agent may reasonably deem necessary or desirable in order to create a valid and subsisting perfected Lien (subject only to Liens permitted by Section 7.01) on the property and/or rights described therein in favor of the Collateral Agent for the benefit of the Secured Parties, and evidence that all filing and recording taxes and fees have been paid or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent and the Collateral Agent (it being understood that if a mortgage tax will be owed on the entire amount of the indebtedness evidenced hereby, then the amount secured by the Mortgage shall be limited to the lesser of (x) 100% of the fair market value of the property (as reasonably determined by the Borrower) and (y) the outstanding principal amount of the Commitments, the commitments under the Revolving Credit Facility, the Obligations and the Secured Loan Document Hedge Obligations, in each case, at the time the Mortgage is entered into); provided that, in no event shall the Administrative Agent or the Collateral Agent permit execution and delivery of the applicable Mortgage (only to the extent the Mortgaged Property covered thereby includes any Building or Manufactured (Mobile) Home (each, as defined in the Flood Insurance Laws)) prior to the earlier of twenty (20) Business Days from the date the Flood Diligence Documents (as defined in subclause (ii) below) are provided to the Lenders in accordance with subclause (ii) below and confirmation from the Administrative Agent that it has received notice from each Lender that such Lender has completed all necessary diligence to confirm compliance with the Flood Insurance Laws;

(ii) completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property on which any Building or Manufactured (Mobile) Home (each, as defined in the Flood Insurance Laws) is located (and, if applicable and requested by the Collateral Agent, together with an executed notice about Special Flood Hazard Area status and flood disaster assistance), duly executed and acknowledged by the appropriate Loan Parties, together with reasonable evidence of at least the minimum flood insurance required by applicable laws (collectively, the “Flood Diligence Documents”); provided that none of the foregoing shall be required unless such Building or Manufactured (Mobile) Home is mortgaged to secure the Revolving Credit Facility;

(iii) at the request of the Administrative Agent, but solely to the extent that any of the following is provided to the administrative agent, collateral agent or lenders under the Revolving Credit Facility, and with respect only to Material Real Property that is owned in fee simple with a replacement value (including the replacement value of improvements owned by any Loan Party and located thereon) in excess of $25,000,000 (as reasonably estimated by the Borrower in good faith), fully paid loan policies of title insurance (or marked-up title insurance commitments having the effect of loan policies of title insurance) on such Mortgaged Property naming the Collateral Agent as the insured for its benefit and that of the Secured Parties and their respective successors and assigns (the “Mortgage Policies”), issued by a nationally recognized title insurance company reasonably acceptable to the Administrative Agent, in form and substance and in an amount reasonably acceptable to the Administrative Agent (not to exceed 100% of the fair market value of such Material Real Property covered thereby), insuring the Mortgages to be valid subsisting first priority Liens on the property described therein, free and clear of all Liens other than Liens permitted pursuant to Section 7.01, each of which shall to the extent reasonably necessary, include such coinsurance and reinsurance arrangements (with provisions for direct access, if reasonably necessary) as shall be reasonably acceptable to the Administrative Agent, contain a “tie-in” or “cluster” endorsement, if available, and applicable, under applicable law (i.e., endorsements which insure against losses regardless of location or allocated value of the insured property up to a stated maximum coverage amount in the aggregate amount of all title insurance policies able to be included in such endorsement), and have been supplemented by such endorsements as shall be reasonably requested by the Administrative Agent (including endorsements on matters relating to usury, first loss, last dollar to the extent not covered by the standard title policy jacket, survey, zoning, contiguity, doing business, direct or indirect access, variable rate, environmental lien, subdivision, mortgage recording tax, separate tax lot, revolving credit and so-called comprehensive coverage over covenants and restrictions), to the extent such endorsements are available in the applicable jurisdiction at commercially reasonable rates; provided, however, that in lieu of a zoning endorsement the Administrative Agent may accept a zoning compliance letter from the applicable jurisdiction, and either a new ALTA survey or such existing surveys or maps that are, together with no change affidavits, sufficient for the title company to amend the standard survey exception in the Mortgage Policies to read only “shortages in the area” for Mortgage Policies issued in the State of Texas or to remove the general survey exceptions in other Mortgage Policies, and issue the endorsements required in above in this subclause (iii) above to the extent available;

(iv) to the extent reasonably requested by the Administrative Agent, customary opinions from local counsel in each jurisdiction (A) where a Mortgaged Property is located regarding the enforceability of the Mortgage and stating that the applicable Mortgage and any related fixture filing, if any, is in the proper form to create a lien against the interests of the record owner or lessee thereof, as applicable, in the Mortgaged Property described therein and is in proper form for recording in the real property records of the county in which such Mortgaged Property is located, (B) where the applicable Loan Party granting the Mortgage on said Mortgaged Property is organized, regarding the due authorization, execution and delivery of the Loan Party delivering such Mortgage, and in each case, such other reasonable and customary matters as may be in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent;

(g) except as otherwise contemplated by this Agreement or any Collateral Document, all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office (but, with respect to any filings with United States Patent and Trademark Office or the United States Copyright Office, solely to the extent such filings are made in connection with the Revolving Credit Facility) required by the Collateral Documents to be filed, delivered, registered or recorded to create the Liens intended to be created by the Collateral Documents and perfect such Liens to the extent required by, and with the priority required by, the Collateral Documents and the other provisions of the term “Collateral and Guarantee Requirement”, shall have been filed, registered or recorded or delivered to the Administrative Agent or the Collateral Agent for filing, registration or recording; and

(h) after the Closing Date, each Restricted Subsidiary of the Borrower that is not then a Guarantor and not an Excluded Subsidiary shall become a Guarantor and signatory to the Security Agreement pursuant to a joinder agreement (Security Agreement Supplement) in accordance with Section 6.11 or Section 6.13 and a party to the Collateral Documents in accordance with Section 6.11; provided that notwithstanding the foregoing provisions, any Subsidiary of the Borrower that Guarantees (other than Guarantees of Indebtedness of a Foreign Subsidiary or a Subsidiary of any Foreign Subsidiary by any Foreign Subsidiary, Subsidiary of any Foreign Subsidiary or any Excluded Subsidiary described in clause (e) of the definition thereof) any Junior Financing of the Borrower or any other Loan Party or any Permitted Refinancing thereof shall be a Guarantor hereunder for so long as it Guarantees such Indebtedness.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, but subject to the proviso following clause (G) below:

(A) in addition to the requirements of Section 6.11 and the Collateral and Guarantee Requirement (and not in limitation of either thereof), and notwithstanding clauses (B) through (E) below, the Obligations shall at all times be (i) Guaranteed, pursuant to identical terms, by each Person that is an obligor under or Guarantees the Revolving Obligations under the Revolving Credit Facility (except that Revolving Obligations and other Secured Loan Document Hedge Obligations may constitute First-Out Debt to the extent permitted by Section 7.03(a)) and (ii) secured, pursuant to identical terms, by all assets and property of any Person that secure the Revolving Obligations under the Revolving Credit Facility (except that Revolving Obligations and other Secured Loan Document Hedge Obligations may constitute First-Out Debt to the extent permitted by Section 7.03(a));

(B) the foregoing definition shall not require the creation or perfection of pledges of, security interests in, Mortgages on, or the obtaining of Mortgage Policies or other title insurance or taking other actions with respect to any Excluded Assets;

(C) (i) no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located or titled outside of the U.S., including any IP Rights registered in any non-U.S. jurisdiction, or to perfect such security interests (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), (ii) no actions other than the filing of a financing statement under the Uniform Commercial Code with respect to the Borrower or any Guarantor shall be required to perfect security interests in any Collateral consisting of notes or other evidence of Indebtedness, except to the extent set forth in clause (d) to the first paragraph of this definition, (iii) no actions other than the filing of Uniform Commercial Code financing statements and the entry into of Control Agreements with respect to deposit, securities and commodity accounts shall be required to perfect security interest in any Collateral consisting of proceeds of other Collateral, (iv) no actions shall be required to perfect a security interest in Excluded Perfection Collateral, other than the filing of a Uniform Commercial Code financing statement, (v) no landlord waivers, bailee letters, estoppels, warehouseman waivers or other collateral access or similar letters or agreements shall be required and (vi) except to the extent that perfection and priority may be achieved by the filing of a financing statement under the Uniform Commercial Code with respect to Holdings, the Borrower or any Guarantor, the Loan Documents shall not contain any requirements as to perfection or priority with respect to any assets or property described in this clause (C);

(D) the Administrative Agent in its discretion may grant extensions of time for the creation or perfection of security interests in, and Mortgages on, or obtaining of Mortgage Policies or other title insurance or taking other actions with respect to, particular assets (including extensions beyond the Closing Date) or any other compliance with the requirements of this definition where it reasonably determines, in consultation with the Borrower, that the creation or perfection of security interests and Mortgages on, or obtaining of Mortgage Policies or other title insurance or taking other actions, or any other compliance with the requirements of this definition cannot be accomplished without undue delay, burden or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents; provided that the Administrative Agent and Collateral Agent shall have received on or prior to the Closing Date (i) Uniform Commercial Code financing statements in appropriate form for filing under the Uniform Commercial Code in the jurisdiction of incorporation or organization of each Loan Party and (ii) any certificates or instruments representing or evidencing Equity Interests of the Borrower and its Domestic Subsidiaries (other than Equity Interests constituting Excluded Assets) accompanied by instruments of transfer and stock powers undated and endorsed in blank (or confirmation in lieu thereof reasonably satisfactory to the Administrative Agent or its counsel that such certificates, powers and instruments have been sent for overnight delivery to the Collateral Agent or its counsel);

(E) No Building (as defined in the applicable Flood Insurance Laws) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Laws) owned by any Loan Party shall be encumbered by the Mortgages unless such Building or Manufactured (Mobile) Home is mortgaged to secure the Revolving Credit Facility; provided that, the exclusion of Buildings and Manufactured (Mobile) Homes from the definition of “Collateral” shall not be construed as excluding from such definition any other Collateral that is located in, on or adjacent to such Buildings and Manufactured (Mobile) Homes;

(F) [Reserved]; and

(G) Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in this Agreement and the Collateral Documents;

provided that with respect to the foregoing clauses (A) through (G), to the extent the Loan Parties are required to take any such action under the Revolving Credit Facility, the Loan Parties shall take such actions and deliver such items and documents, as applicable, to the Administrative Agent and/or Collateral Agent to the same extent required to do so under the Revolving Credit Facility.

“Collateral Documents” means, collectively, the Security Agreement, the Parent Pledge Agreement, the Collateral Agency and Intercreditor Agreement, each Control Agreement, any Intellectual Property Security Agreement (as applicable), each of the Mortgages, collateral assignments, security agreements, pledge agreements, or other similar agreements delivered to the Administrative Agent or the Collateral Agent pursuant to Section 4.01, Section 6.11, Section 6.13 or Section 6.20, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent or the Collateral Agent for the benefit of the Secured Parties.

“Commercial Operation Date” means the date on which a Material Project is substantially complete and commercially operable.

“Commitment” means, with respect to each Lender, such Lender’s Term Commitment, Incremental Revolving Credit Commitment, Incremental Term Commitment or Refinancing Term Commitment of a given Refinancing Series as the context may require.

“Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term Benchmark Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Commodity Hedge Agreement” means any agreement (including each confirmation entered into pursuant to any master agreement) providing for any swap, cap, collar, put, call, floor, future, option, spot, forward, power purchase and sale agreement (including option and heat rate options), tolling agreement, fuel purchase and sale agreement, emissions credit purchase or sale agreement, power transmission agreement, fuel transportation agreement, fuel storage agreement, capacity purchase agreement, fuel supply agreement, energy management agreement, reliability must run agreement, netting agreement or similar agreement entered into in respect of any commodity, whether physical or financial, and any agreement (including any guarantee, credit sleeve or similar arrangement) providing for credit support for the foregoing.

“Company Parties” means the collective reference to Borrower and its Restricted Subsidiaries, including the Borrower, and “Company Party” means any one of them.

“Compensation Period” has the meaning set forth in Section 2.11(c)(ii).

“Compliance Certificate” means a certificate substantially in the form of Exhibit C-1.

“Conforming Changes” means, with respect to either the use or administration of any Term Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.16 and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).

“Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus:

(a) without duplication and, except with respect to clauses (x), (xvi) and (xviii) below, to the extent already deducted (and not added back) in arriving at such Consolidated Net Income, the sum of the following amounts for such period with respect to the Borrower and its Restricted Subsidiaries:

(i) total interest expense determined in accordance with GAAP and, to the extent not reflected in such total interest expense, (A) any losses on interest rate Swap Obligations or other interest rate derivative instruments entered into in the ordinary course of business, net of interest income and gains on such Swap Obligations or other derivative instruments, (B) net payments, if any, pursuant to interest rate Swap Contracts with respect to Indebtedness and (C) costs of surety bonds in connection with financing activities (whether amortized or immediately expensed in such period);

(ii) provision for taxes based on income, profits (including any margin tax related thereto), revenue or capital gains of the Borrower and the Restricted Subsidiaries, including, without limitation, federal, state, franchise and similar taxes based on revenue and foreign withholding taxes paid or accrued during such period, including penalties and interest related to such taxes or arising from any tax examinations;

(iii) depreciation and amortization expenses and capitalized fees, including, without limitation, the amortization of intangible assets, contributions in aid of construction costs, deferred financing costs, contract acquisition costs, prepaid cash items, debt issuance costs, commissions, and fees and expenses of the Borrower and its Restricted Subsidiaries for such period on a consolidated basis and otherwise determined in accordance with GAAP;

(iv) (A) extraordinary losses and unusual or non-recurring charges (including any unusual or non-recurring operating expenses attributable to the implementation of cost savings initiatives or any extraordinary losses and unusual or non-recurring charges or expenses attributable to legal and judgment settlements and costs and expenses in respect of contract acquisition costs and structured bonus payments in connection with contract acquisitions, synthetic joint ventures or otherwise), severance, relocations costs and curtailments or modifications to pension and post-retirement employee benefit plans and (B) restructuring charges, accruals or reserves (including restructuring costs related to acquisitions and to closure or consolidation of facilities) and other related charges; provided that the aggregate amount of restructuring charges, accruals or reserves and other related charges added back pursuant to this clause (iv)(B) together with amounts added back pursuant to clause (xvii) below shall not exceed 25% of Consolidated EBITDA for such Test Period (calculated without giving effect to any such charges, accruals, reserves, cost savings, operating expense reductions and synergies);

(v) the amount of any non-controlling interest or minority interest expense consisting of Subsidiary income attributable to equity interests of third parties in any non-wholly owned Subsidiary;

(vi) (x) indemnities and expenses paid or accrued in such period to the Investors or otherwise to any member of the board of directors of the Borrower, any Permitted Holder or any Affiliate of a Permitted Holder, in each case to the extent permitted under Section 7.07 and (y) the amount of any fees and other compensation paid to the members of the board of directors (or the equivalent thereof) of the Borrower or any of its parent entities;

(vii) any costs or expenses incurred by the Borrower or a Restricted Subsidiary or a parent entity of the Borrower to the extent paid by the Borrower or a Restricted Subsidiary pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent that such costs or expenses are funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Equity Interests of the Borrower (other than Disqualified Equity Interests);

(viii) [reserved];

(ix) any net loss from disposed, abandoned or discontinued operations;

(x) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calculation of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back;

(xi) non-cash expenses, charges and losses (including impairment charges or asset write-offs, losses from investments recorded using the equity method, stock-based awards compensation expense), in each case other than any non-cash charge relating to write-offs, write-downs or reserves with respect to accounts receivable in the normal course or inventory; provided that if any non-cash charges referred to in this clause (xi) represent an accrual or reserve for potential cash items in any future period, (1) the Borrower may elect not to add back such non-cash charge in the current period and (2) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to such extent paid;

(xii) any earn-out payment permitted hereunder to the extent paid and to the extent such earn-out payments reduce Consolidated Net Income;

(xiii) the amount of any Permitted Tax Distributions made during such period;

(xiv) any costs and expenses incurred, or amounts received, by the Borrower or a Restricted Subsidiary (A) pursuant to any outages and (B) from insurance proceeds for unplanned outage;

(xv) any cost and expense incurred by the Borrower or a Restricted Subsidiary in respect of the operation and maintenance of its assets, to the extent such costs and expenses are paid for with the proceeds of cash contributions to the common equity of the Borrower and/or purchases of or investments in Equity Interests of the Borrower other than Disqualified Equity Interests;

(xvi) reasonable and customary transaction expenses incurred and paid in cash during such period in connection with the Transactions, the Specified Acquisition or any Permitted Acquisition which is consummated;

(xvii) cost savings associated with synergies or reductions and/or restructurings in force made within twelve (12) months after the closing date for a Permitted Acquisition or the Specified Acquisition calculated on a pro-forma, adjusted basis, to the extent such cost savings are factually supportable, calculated in good faith based upon reasonable assumptions and reasonably expected to be realized within twelve (12) months following the applicable Permitted Acquisition; provided that the aggregate amount added back pursuant to this clause (xvii) together with restructuring charges, accruals or reserves and other related charges added back pursuant to clause (iv) above shall not exceed 25% of Consolidated EBITDA for such Test Period (calculated without giving effect to any such charges, accruals, reserves, cost savings, operating expense reductions and synergies);

(xviii) fees, costs, expenses and charges incurred in connection with transactions that could have reasonably been expected to be Permitted Acquisitions but which were not consummated in an aggregate amount of up to $5,000,000 during any twelve month period, but not to exceed $25,000,000 in aggregate during the term of the Agreement;

(xix) expenses, charges and fees (including expenses, charges and fees paid to the Administrative Agent and Lenders) incurred during such period and after the Closing Date in connection with the administration (including in connection with any waiver, amendment, supplementation or other modification thereto of this Agreement and the other Loan Documents) of this Agreement;

(xx) expenses arising during such period from litigation (actual or threatened) to the extent covered by liability insurance (including general liability, professional liability or errors and omissions coverage) with respect to which the Administrative Agent has been provided evidence satisfactory to the Administrative Agent that such expenses have been reimbursed during such period;

(xxi) all costs and expenses associated with the retirement, remediation or decommissioning of any asset owned by the Borrower or any of its Restricted Subsidiaries; and

(xxii) any reasonable fees, costs and expenses, including audit expenses, related to the Qualified IPO;

less (b) without duplication and to the extent included in arriving at such Consolidated Net Income, (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period) (it being understood that, for the avoidance of doubt, any gain representing the reversal of any non-cash charge referred to in clause (a)(xi) above for a prior period shall be added (together with, without duplication, any amounts received in respect thereof to the extent not increasing Consolidated Net Income) to Consolidated EBITDA in any subsequent period to such extent so reversed (or received)), (ii) any net after-tax gain or income from disposed, abandoned or discontinued operations and (iii) the amount of any interest income consisting of Restricted Subsidiary gains attributable to minority or non-controlling interests of third parties in any non-wholly owned Restricted Subsidiary;

provided that:

(A) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA currency translation gains and losses related to currency re-measurements of Indebtedness (including the net loss or gain (i) resulting from Swap Contracts for currency exchange risk and (ii) resulting from intercompany indebtedness),

(B) to the extent included in Consolidated Net Income, there shall be excluded in determining Consolidated EBITDA for any period any adjustments resulting from the application of FASB Accounting Standards Codification section 815 and International Accounting Standard No. 39 and their respective related pronouncements and interpretations, and

(C) there shall be excluded in determining Consolidated EBITDA for any period any after-tax effect of non-recurring items (including gains or losses and all fees and expenses relating thereto), and curtailments or modifications to pension and postretirement employee benefit plans for such period.

There shall be included in determining Consolidated EBITDA for any period, without duplication, (A) the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (but not the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired), to the extent not subsequently sold, transferred or otherwise disposed of by the Borrower or such Restricted Subsidiary during such period (each such Person, property, business or asset acquired and not subsequently so disposed of, an “Acquired Entity or Business”) and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), based on the actual Acquired EBITDA of such Acquired Entity or Business or Converted Restricted Subsidiary for such period (including the portion thereof occurring prior to such acquisition), (B) an adjustment in respect of each Acquired Entity or Business equal to the amount of the Pro Forma Adjustment with respect to such Acquired Entity or Business for such period (including the portion thereof occurring prior to such acquisition) as specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent, (C) for each fiscal quarter when the Borrower or any Restricted Subsidiary enters into an Applicable SWD Contract and for three immediately succeeding fiscal quarters, an adjustment in respect of such Applicable SWD Contract equal to the amount of the projected Consolidated EBITDA of the Borrower and Restricted Subsidiaries with respect to such Applicable SWD Contract for the balance of the first four-fiscal-quarter period starting from the fiscal quarter when the Borrower or any Restricted Subsidiary enters into such Applicable SWD Contract, net of any actual Consolidated EBITDA of the Borrower and Restricted Subsidiaries attributable to such Applicable SWD Contract and without duplication of any Material Project Consolidated EBITDA Adjustment and any other adjustments and add-backs, so long as (1) such adjustment shall have been determined in good faith by the Borrower as if the Applicable SWD Contract had been entered into by the Borrower or its Restricted Subsidiary on the first day of the applicable period, based on historical volumes and pro forma rate structure and assumptions reasonably acceptable to the Administrative Agent and specified in a certificate executed by a Responsible Officer and delivered to the Lenders and the Administrative Agent and (2) the Administrative Agent shall have promptly received such written documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, supporting such adjustment; provided that the aggregate amount of all adjustments pursuant to this clause (C) during any period does not exceed 25% of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period (which total Consolidated EBITDA shall be determined without including any such adjustments) and (D) at the Borrower’s option, any Material Project Consolidated EBITDA Adjustments, provided that, notwithstanding the foregoing clause (D), no Material Project Consolidated EBITDA Adjustment shall be allowed with respect to any Material Project unless (x) not later than 30 days or such lesser number of days as may be agreed to by the Administrative Agent in its sole discretion prior to the delivery of any Compliance Certificate required by Section 6.02(a), to the extent Material Project Consolidated EBITDA Adjustments will be made to Consolidated EBITDA in determining compliance with Article VII, the Borrower shall have delivered to the Administrative Agent written pro forma projections of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project, and prior to the date such Compliance Certificate is required to be delivered, the Administrative Agent shall have approved (such approval not to be unreasonably withheld, conditioned or delayed) such projections and shall have received such other information and documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent, and (y) the aggregate amount of all Material Project Consolidated EBITDA Adjustments during any period does not exceed 25% of Consolidated EBITDA of the Borrower and its Restricted Subsidiaries for such period (which total Consolidated EBITDA shall be determined without including any Material Project Consolidated EBITDA Adjustments). There shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than of an Unrestricted Subsidiary or its property, business or assets) sold, transferred or otherwise disposed of or, closed or classified as discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of) by the Borrower or any Restricted Subsidiary during such period (each such Person, property, business or asset so sold or disposed of, a “Sold Entity or Business”) and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each a “Converted Unrestricted Subsidiary”), based on the actual Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer or disposition).

Notwithstanding anything contained herein to the contrary, it is agreed that, for the purpose of calculating the Debt Service Coverage Ratio, the Net First Lien Leverage Ratio, the Net Senior Secured Leverage Ratio and the Net Total Leverage Ratio for: (i) any period ending prior to the time when financial statements are required to have been delivered under this Agreement (or, if earlier, have been made available to the Administrative Agent) for the fiscal quarter ending September 30, 2024, Consolidated EBITDA shall be deemed to be the product of four (4) times Consolidated EBITDA for the most recently ended fiscal quarter for which financial statements are required to have been delivered under this Agreement (or, if earlier, have been made available to the Administrative Agent) and (ii) any period from and after financial statements are required to have been delivered under this Agreement (or, if earlier, have been made available to the Administrative Agent) for the fiscal quarter ending September 30, 2024, that includes the fiscal quarters ended September 30, 2024, the Test Period ending on the last day of the fiscal quarter ended September 30, 2024 shall be deemed to be the product of four-thirds (4/3) times Consolidated EBITDA for the three (3) fiscal quarters ended September 30, 2024; provided that notwithstanding the foregoing, no Material Project Consolidated EBITDA Adjustments or adjustments in respect of Applicable SWD Contracts shall be so annualized and instead such annualization shall occur prior to adding such amounts in the calculation of Consolidated EBITDA.

In addition, for the fiscal quarter in which the WBR Specified Transaction occurs and each fiscal quarter thereafter, Consolidated EBITDA shall be deemed to be the Consolidated EBITDA of the WaterBridge Consolidated Group, and if the WBR Specified Transaction occurs prior to December 31, 2024, Consolidated EBITDA, solely for the Borrower and its Subsidiaries, shall be annualized in a manner consistent with the immediately preceding paragraph.

“Consolidated First Lien Net Funded Debt” means Consolidated Total Net Funded Debt minus the sum of (i) the portion of Indebtedness of the Loan Parties included in Consolidated Total Net Funded Debt that is not secured by any Lien on the assets of the Loan Parties and (ii) the portion of Indebtedness of the Loan Parties included in Consolidated Total Net Funded Debt that is secured by Liens on the assets of the Loan Parties, which Liens are expressly subordinated or junior to the Liens securing the Obligations and the Secured Loan Document Hedge Obligations.

“Consolidated Interest Expense” means, for any period, the sum, without duplication, of (1) consolidated interest expense of the Borrower and its Restricted Subsidiaries for such period, to the extent such expense was deducted (and not added back) in computing Consolidated Net Income (including (a) amortization of original issue discount resulting from the issuance of Indebtedness at less than par, (b) all commissions, discounts and other fees and charges owed with respect to letters of credit or bankers acceptances, (c) non-cash interest payments (but excluding any non-cash interest expense attributable to the movement in the mark to market valuation of Swap Obligations or other derivative instruments pursuant to GAAP), (d) the interest component of Capitalized Lease Obligations, and (e) net payments, if any, made (less net payments, if any, received), pursuant to interest rate Swap Obligations with respect to Indebtedness, and excluding (f) costs associated with obtaining Swap Obligations, (g) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting in connection with the Transactions or any acquisition, (h) penalties and interest relating to taxes, (i) any “additional interest” or “liquidated damages” with respect to other securities for failure to timely comply with registration rights obligations, (j) amortization or expensing of deferred financing fees, amendment and consent fees, agency fees, debt issuance costs, commissions, fees and expenses and discounted liabilities, (k) any expensing of bridge, commitment and other financing fees and any other fees related to the Transactions or any acquisitions after the Closing Date and (l) any accretion of accrued interest on discounted liabilities and any prepayment premium or penalty); plus (2) consolidated capitalized interest of the Borrower and its Restricted Subsidiaries for such period, whether paid or accrued; less (3) interest income of the Borrower and its Restricted Subsidiaries for such period.

For purposes of this definition, interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Borrower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP.

“Consolidated Net Income” means, for any period, the net income (loss) of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that, without duplication,

(a) any after-tax effect of extraordinary items (including gains or losses and all fees and expenses relating thereto) for such period shall be excluded,

(b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income shall be excluded,

(c) any fees and expenses incurred during such period, or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of debt, issuance of equity securities (including in connection with any Qualified IPO), refinancing transaction or amendment or other modification of any debt instrument (in each case, including the Transactions and any such transaction consummated on or prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460) shall be excluded,

(d) accruals and reserves that are established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP or changes as a result of adoption or modification of accounting policies in accordance with GAAP shall be excluded,

(e) any net after-tax gains or losses on disposal of disposed, abandoned or discontinued operations shall be excluded,

(f) any net after-tax effect of gains or losses (less all fees, expenses and charges) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person in each case other than in the ordinary course of business, as determined in good faith by the Borrower, shall be excluded,

(g) the net income (loss) for such period of any Person that is not a Subsidiary of the Borrower, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting,

shall be excluded; provided that Consolidated Net Income of the Borrower shall be increased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or Cash Equivalents) to the Borrower or a Restricted Subsidiary thereof in respect of such period,

(h) solely for the purpose of determining Excess Cash Flow, the income of any Restricted Subsidiary of the Borrower that is not a Guarantor to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary (which has not been waived) shall be excluded, except (solely to the extent permitted to be paid) to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of its Restricted Subsidiaries that are Guarantors by such Person during such period in accordance with such documents and regulations,

(i) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, investments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be excluded,

(j) any non-cash compensation charge or expense, including any such charge or expense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs or any other equity based compensation shall be excluded, and any cash charges associated with the rollover, acceleration or payout of Equity Interests by management of the Borrower or any of its direct or indirect parents in connection with the Transactions, shall be excluded,

(k) any expenses, charges or losses that are covered by indemnification or other reimbursement provisions in connection with any Investment or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact indemnified or reimbursed within 365 days of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 days), shall be excluded,

(l) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future period for any amount so added back to the extent not so reimbursed within such 365 days), expenses, charges or losses with respect to liability or casualty events or business interruption shall be excluded,

(m) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification section 715, and any other items of a similar nature, shall be excluded,

(n) the income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Restricted Subsidiaries or that Person’s assets are acquired by Borrower or any of its Restricted Subsidiaries shall be excluded (except to the extent required for any calculation of Consolidated EBITDA on a Pro Forma Basis),

(o) any after-tax effect of income (loss) from the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments shall be excluded, and

(p) Consolidated Net Income shall be reduced by the amount of any Permitted Tax Distribution and any distribution made pursuant to Section 7.06(i)(v) made during such period.

There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments in component amounts required or permitted by GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue and debt line items thereof) and related authoritative pronouncements (including the effects of such adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of the Transactions, any acquisition consummated prior to or after the Closing Date or the amortization or write-off of any amounts thereof.

“Consolidated Senior Secured Net Funded Debt” means Consolidated Total Net Funded Debt minus the portion of Indebtedness of the Loan Parties included in Consolidated Total Net Funded Debt that is not secured by any Lien on the assets of the Loan Parties.

“Consolidated Total Net Funded Debt” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Loan Parties outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any Permitted Acquisition), consisting of Indebtedness for borrowed money, Attributable Indebtedness or purchase money debt, debt obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, and letters of credit that have been drawn and not reimbursed or cash collateralized within two (2) business days after the date of such drawing, minus the Applicable Net Debt Amount; provided that Consolidated Total Net Funded Debt shall not include Indebtedness (i) in respect of letters of credit, except to the extent of amounts drawn and unreimbursed thereunder (provided that any unreimbursed amount under letters of credit shall not be counted as Consolidated Total Net Funded Debt until two Business Days after such amount is drawn), bank guaranties, and performance or similar bonds, (ii) for the avoidance of doubt, Non-Capitalized Lease Obligations, (iii) of Unrestricted Subsidiaries, (iv) constituting earn-out and deferred purchase price obligations unless not paid when due, and (v) debt for borrowed money between or among any of the Borrower and its Restricted Subsidiaries; it being understood, for the avoidance of doubt, that unused commitments and Swap Obligations do not constitute Consolidated Total Net Funded Debt.

“Consolidated Working Capital” means, with respect to the Borrower and its Restricted Subsidiaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consolidated Working Capital shall be calculated without regard to any changes in Current Assets or Current Liabilities as a result of (a) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (b) the effects of purchase accounting.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning set forth in the definition of “Affiliate”.

“Control Agreement” means one or more control agreements entered into by a Loan Party, the Collateral Agent and a securities intermediary, depositary bank or commodity intermediary (as applicable), which (a) provides that such securities intermediary, depositary bank or commodity intermediary (as applicable) shall comply with any entitlement order or other instruction originated by a Loan Party and, upon delivery of written notice that an Event of Default has occurred, the Collateral Agent (but not, after such notice (unless rescinded), a Loan Party) and (b) is otherwise sufficient to establish the Collateral Agent’s control per Section 9-104 or 9-106 (as applicable) of the UCC.

“Converted Restricted Subsidiary” has the meaning set forth in the definition of “Consolidated EBITDA”.

“Converted Unrestricted Subsidiary” has the meaning set forth in the definition of “Consolidated EBITDA”.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to such term in Section 10.26.

“Credit Agreement Refinancing Indebtedness” means (a) Permitted First Priority Refinancing Debt, (b) Permitted Second Priority Refinancing Debt, (c) Permitted Unsecured Refinancing Debt or (d) other Indebtedness incurred pursuant to a Refinancing Amendment, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Loans, or any then-existing Credit Agreement Refinancing Indebtedness (“Refinanced Debt”); provided that (i) such Indebtedness has a maturity no earlier, and, in the case of Refinancing Term Loans, a Weighted Average Life to Maturity equal to or greater than the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the Refinanced Debt plus unused commitments in respect of the Refinanced Debt, accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and expenses associated with the refinancing, (iii) the other terms and conditions of such Indebtedness shall either, at the option of the Borrower (I) reflect market terms and conditions (taken as a whole) at the time of incurrence or issuance (as determined by the Borrower) or (II) if not consistent with the terms of the Refinanced Debt being refinanced or replaced, not materially more restrictive (taken as a whole) to the Borrower and its Restricted Subsidiaries (as determined by the Borrower) than those applicable to the Refinanced Debt being refinanced or replaced (except for (x) pricing, premiums, fees, rate floors and prepayment and redemption terms and (y) covenants or other provisions applicable only to periods after the Latest Maturity Date at the time of incurrence of such Indebtedness) and it being understood that to the extent any financial maintenance covenant is added for the benefit of such Credit Agreement Refinancing Indebtedness in the form of Refinancing Term Loans or refinancing notes or other debt securities (whether issued in a public offering, Rule 144A, private placement or otherwise), no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of each Facility remaining outstanding after the incurrence or issuance of such Credit Agreement Refinancing Indebtedness (provided that a certificate of a Responsible Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iii) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)), and (iv) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, and all commitments thereunder terminated, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

“Credit Extension” means a Borrowing.

“Current Assets” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis at any date of determination, all assets (other than cash and Cash Equivalents) of the Borrower and the Restricted Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative financial instruments).

“Current Liabilities” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities of the Borrower and the Restricted Subsidiaries that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabilities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is past due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, and (e) accruals related to structured bonus payments.

“Debt Fund Affiliate” means (a) any fund managed by, or under common management with, the Investors and (b) any other Affiliate of the Investors and Holdings that is, in each case, a bona fide debt fund or an investment vehicle that is engaged in the making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course, is not organized for the purpose of making equity investments, and with respect to which (i) any such Debt Fund Affiliate has in place customary information barriers between it and the Investors and any Affiliate of the Investors that is not primarily engaged in the investing activities described above, (ii) its managers have fiduciary duties to the investors thereof independent of and in addition to their duties to the Investors and any Affiliate of the Investors, and (iii) the Investors and investment vehicles managed or advised by the Investors that are not engaged primarily in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course do not, either directly or indirectly, make investment decisions for such entity.

“Debt Service” means, for any period, the sum of all (a) scheduled cash interest, letter of credit fees and scheduled principal payable during such period in respect of the Obligations (including Obligations under any Incremental Facility), Revolving Obligations under the Revolving Credit Facility and obligations with respect to Incremental Equivalent Debt, less any net cash payments received by the Borrower during such period pursuant to Interest Rate Hedge Agreements entered into in connection with the Obligations and (b) any net cash payments paid by the Borrower during such period pursuant to Interest Rate Hedge Agreements entered into in connection with the Obligations. For the avoidance of doubt, Debt Service shall not include mandatory prepayments pursuant to the Loan Documents or the Revolving Credit Facility;

provided, that Debt Service for the Test Period ending on September 30, 2024 shall be deemed to be the product of four-thirds (4/3) times the sum of (A) the Debt Service for the fiscal quarter then ending and (B) the sum of the Debt Service for the two immediately preceding fiscal quarters.

“Debt Service Coverage Ratio” means, for any Test Period, the ratio of (a) Consolidated EBITDA minus Maintenance Capital Expenditures to (b) Debt Service for such Test Period.

“Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Declined Proceeds” has the meaning set forth in Section 2.04(b)(viii).

“Deeds” means fee deeds, real property leases, or other instruments in favor of the Borrower or any other applicable Loan Party.

“Default” means any event or condition specified in Section 8.01 that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Term Loans that are Base Rate Loans plus (c) 2.00% per annum; provided that with respect to the overdue principal or interest in respect of a Term Benchmark Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan, plus 2.00% per annum, in each case to the fullest extent permitted by applicable Laws.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“Defaulting Lender” means any Lender whose acts or failure to act, whether directly or indirectly, cause it to meet any part of the definition of “Lender Default”.

“Designated Contribution Period” has the meaning set forth in Section 8.05(a).

“Designated Equity Contribution” has the meaning set forth in Section 8.05(a).

“Designated Revolving Commitments” means any commitments to make loans or extend credit on a revolving basis to the Borrower or any of its Restricted Subsidiaries by any Person other than the Borrower or any Restricted Subsidiary that have been designated in an Officers’ Certificate delivered to the Administrative Agent as “Designated Revolving Commitments” until such time as the Borrower subsequently delivers an Officers’ Certificate to the Administrative Agent to the effect that such commitments shall no longer constitute “Designated Revolving Commitments”.

“Discount Prepayment Accepting Lender” has the meaning set forth in Section 2.04(a)(iv)(B)(2).

“Discount Range” has the meaning set forth in Section 2.04(a)(iv)(C)(1).

“Discount Range Prepayment Amount” has the meaning set forth in Section 2.04(a)(iv)(C)(1).

“Discount Range Prepayment Notice” means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.04(a)(iv)(C) substantially in the form of Exhibit J-4.

“Discount Range Prepayment Offer” means the irrevocable written offer by a Lender, substantially in the form of Exhibit J-5, submitted in response to an invitation to submit offers following the Auction Agent’s receipt of a Discount Range Prepayment Notice.

“Discount Range Prepayment Response Date” has the meaning set forth in Section 2.04(a)(iv)(C)(1).

“Discount Range Proration” has the meaning set forth in Section 2.04(a)(iv)(C)(3).

“Discounted Prepayment Determination Date” has the meaning set forth in Section 2.04(a)(iv)(D)(3).

“Discounted Prepayment Effective Date” means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.04(a)(iv)(B)(1), Section 2.04(a)(iv)(C)(1) or Section 2.04(a)(iv)(D)(1), respectively, unless a shorter period is agreed to between the Borrower, the Auction Agent and the Administrative Agent, if the Administrative Agent is not the Auction Agent.

“Discounted Term Loan Prepayment” has the meaning set forth in Section 2.04(a)(iv)(A).

“Disposal Permits” means the permits and authorizations issued by any Governmental Authority whose approval is required in order to authorize the disposal of Oil and Gas Waste into a Disposal Well.

“Disposal Wells” means all disposal wells that are authorized to accept Oil and Gas Waste in accordance with the terms of the applicable Disposal Permits, including all wellhead tubulars, water tanks, oil tanks, stock tanks, packers, dog houses, gun barrels, frac tanks, freshwater tanks, fiberglass tanks, pumps, plungers, electric motors, tubing, filter pots, sump pumps, filter housings, galvanized stairways and walkways, crank shafts and skids and related equipment associated therewith or used in the operation thereof.

“Disposed EBITDA” means, with respect to any Sold Entity or Business or any Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or such Converted Unrestricted Subsidiary, all as determined on a consolidated basis for such Sold Entity or Business or such Converted Unrestricted Subsidiary and as if references to the Borrower and the Restricted Subsidiaries in the definition of Consolidated EBITDA (and in the component definitions used therein) were references to such Sold Entity or Business and its Subsidiaries or such Converted Unrestricted Subsidiary and its Subsidiaries.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary, any Division and any allocation of assets to any series of a limited liability company, limited partnership or trust that constitutes a separate legal entity or Person in accordance with Section 1.03) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith; provided that “Disposition” and

“Dispose” shall not be deemed to include any issuance by the Borrower of any of its Equity Interests to another Person.

“Disqualified Equity Interests” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, event of loss, or asset sale or event of default so long as any rights of the holders thereof upon the occurrence of a change of control, event of loss, asset sale or event of default shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control, event of loss, asset sale or event of default so long as any rights of the holders thereof upon the occurrence of a change of control, event of loss, asset sale or event of default shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of issuance of such Equity Interests; provided that (x) if such Equity Interests are issued pursuant to a plan for the benefit of future, current or former employees, directors, officers, managers or consultants of the Borrower (or any direct or indirect parent thereof) or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations and (y) any Equity Interests that would not constitute Disqualified Equity Interests but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interests are convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interests upon the occurrence of a change in control, initial public offering or a Disposition occurring prior to 91 days following the Latest Maturity Date at the time such Equity Interests are issued shall not constitute Disqualified Equity Interests if such Equity Interests provide that the issuer thereof will not redeem any such Equity Interests pursuant to such provisions prior to the Termination Date.

“Disqualified Lenders” means (i) those Persons identified by the Borrower or the Investors to the Lead Arrangers in writing on or prior to the Closing Date (and such Persons’ Affiliates clearly identifiable as such solely on the basis of their names), (ii) competitors of the Borrower and its Subsidiaries and Affiliates (and such competitors’ sponsors and Affiliates identified in writing or clearly identifiable as such solely on the basis of their names) separately identified by the Borrower or the Investors to the Administrative Agent in writing from time to time after the Closing Date, (iii) any Affiliate of any competitor described in clause (ii) that is identified by the Borrower or the Investors to the Administrative Agent in writing from time to time or reasonably identifiable solely by name as an Affiliate of such Person, other than an Affiliate of each Person identified in clauses (ii) and (iii) above that is a Bona Fide Debt Fund, and (iv) Excluded Affiliates; provided that no updates to the Disqualified Lender list shall be deemed to retroactively disqualify any parties that have previously acquired an assignment or participation in respect of the Loans from continuing to hold or vote such previously acquired assignments and participations on the terms set forth herein for Lenders that are not Disqualified Lenders. Any supplement to the list of Disqualified Lenders pursuant to clause (i) or (ii) above shall be made by the Borrower to the Administrative Agent in writing (including by email) and such supplement shall take effect the same Business Day such notice is received by the Administrative Agent. The list of Disqualified Lenders shall be maintained by the Administrative Agent and made available to any Lender upon request to the Administrative Agent, subject to customary confidentiality requirements.

“Distressed Person” has the meaning set forth in the definition of “Lender-Related Distress Event”.

“Dividing Person” shall have the meaning assigned to it in the definition of “Division”.

“Division” shall mean the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement) pursuant to Delaware law or any equivalent law of another jurisdiction, which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive.

“Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division.

“DK Boyd Assignment” shall mean that certain Partial Assignment & Assumption Agreement, dated effective as of May 9, 2024 at 12.01 a.m. Central Time, entered into by and between DBR Land LLC and WaterBridge Stateline LLC.

“Dollar” and “$” mean lawful money of the United States.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia.

“ECF Date” has the meaning set forth in Section 2.04(b)(i).

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“Eligible Assignee” has the meaning set forth in Section 10.07(a).

“Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna.

“Environmental Laws” means any applicable Law relating to the prevention of pollution or the protection of the Environment and natural resources, and the protection of human health and safety as it relates to exposure to Hazardous Materials, including any applicable Laws relating to the generation, use, handling, transportation, storage, treatment, disposal, Release, or threatened Release of, or exposure to, any Hazardous Materials.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, or penalties), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials in violation of Environmental Laws, (c) exposure to any Hazardous Materials, or (d) the Release or threatened Release of any Hazardous Materials.

“Environmental Permit” means any Permit issued or required under any applicable Environmental Law.

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, participations or other equivalents (however designated) of capital stock of (or other ownership or profit interests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with a Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code, or solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) a Reportable Event; (b) a withdrawal by a Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party or any ERISA Affiliate from a Multiemployer Plan; (d) the filing by the PBGC of a notice of intent to terminate any Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Section 4041 or Section 4041A of ERISA, respectively, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of or the appointment of a trustee to administer any Pension Plan or Multiemployer Plan; (f) with respect to a Pension Plan, the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) applicable to such Pension Plan, whether or not waived; (g) the occurrence of a nonexempt prohibited transaction (within the meaning of Section 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party; or (h) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon a Loan Party or any ERISA Affiliate.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Euro” and “€” mean the single currency of participating member states of the Economic and Monetary Union.

“Event of Default” has the meaning set forth in Section 8.01.

“Excess Cash Flow” means, for any period, an amount equal to:

(a) the sum, without duplication, of:

(i) Consolidated Net Income for such period,

(ii) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income,

(iii) decreases in Consolidated Working Capital and long-term accounts receivable of the Borrower and its Restricted Subsidiaries for such period (other than any such decreases arising from acquisitions or dispositions by the Borrower and its Restricted Subsidiaries completed during such period, the application of purchase accounting, the effect of reclassification during such period between current assets and long-term assets and current liabilities and long-term liabilities (with a corresponding restatement to the prior period to give effect to such reclassification), or the effect of any fluctuations in the amount of accrued and contingent obligations under any Swap Contract),

(iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) or any cash gain, in each case to the extent deducted in arriving at such Consolidated Net Income, minus

(b) the sum, without duplication, and to the extent not permitted to be deducted pursuant to Section 2.04(b)(i), of:

(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income and cash charges included in clauses (a) through (p) of the definition of “Consolidated Net Income”,

(ii) the amount of (A) Capital Expenditures, (B) permitted acquisitions, in each case, accrued or made in cash during such period to the extent financed with internally generated cash or Borrowings under any revolving credit facility,

(iii) the aggregate amount of all principal payments of Indebtedness of the Borrower or its Restricted Subsidiaries made during such period (including (A) the principal component of payments in respect of Capitalized Leases, (B) the amount of any scheduled repayment of Loans pursuant to Section 2.06 and the amount of any scheduled repayment of WBR Specified Transaction Pari Loans, and (C) any mandatory prepayment of Term Loans pursuant to Section 2.04(b)(ii) or required in respect of Other Applicable Indebtedness, in each case, to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase but excluding (X) all other voluntary and mandatory prepayments of Term Loans and Other Applicable Indebtedness and all prepayments and repayments of loans under the Revolving Credit Facility and (Y) all prepayments in respect of any other revolving credit facility that is not secured on a pari passu basis with the Term Loans except to the extent accompanied by a permanent commitment reduction) to the extent financed with internally generated cash or Borrowings under any revolving credit facility,

(iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income,

(v) increases in Consolidated Working Capital and long-term accounts receivable of the Borrower and its Restricted Subsidiaries for such period (other than any such increases arising from acquisitions or dispositions by the Borrower and its Restricted Subsidiaries during such period or the application of purchase accounting, the effect of reclassification during such period between current assets and long-term assets and current liabilities and long-term liabilities, or the effect of any fluctuations in the amount of accrued and contingent obligations under any Swap Contract),

(vi) cash payments by the Borrower and its Restricted Subsidiaries made during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries (other than Indebtedness and, following the consummation of the WBR Specified Transaction, the WBR Specified Preferred Equity) to the extent financed with internally generated cash or borrowings under any revolving credit facility,

(vii) the amount of Investments and acquisitions made by the Borrower and its Restricted Subsidiaries during such period and paid in cash pursuant to Section 7.02 (other than Section 7.02(a), (c) or (u)) to the extent financed with internally generated cash or borrowings under any revolving credit facility,

(viii) the amount of Restricted Payments paid in cash during such period pursuant to Section 7.06(f), (g), (i)(clauses (i), (ii) and (iii) only), (j), (k), and (n) in each case, to the extent financed with internally generated cash or borrowings under any revolving credit facility,

(ix) the aggregate amount of expenditures made by the Borrower and its Restricted Subsidiaries in cash during such period (including (A) expenditures for the payment of financing fees and (B) expenditures for contract acquisition costs and structured bonus payments in connection with contract acquisitions, synthetic joint ventures or otherwise) to the extent that such expenditures are not expensed during such period or are not deducted in calculating Consolidated Net Income, to the extent financed with internally generated cash or borrowings under any revolving credit facility,

(x) to the extent such were not deducted in calculating Consolidated Net Income for such period, the aggregate amount of any premium, make-whole or penalty payments paid in cash by the Borrower and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, to the extent financed with internally generated cash or borrowings under any revolving credit facility,

(xi) any restructuring cash expenses, pension payments or tax contingency payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) above required to be made, in each case during the period of four consecutive fiscal quarters of the Borrower following the end of such period,

(xii) the amount of cash taxes paid, and the amount of all Permitted Tax Distributions actually made, in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period,

(xiii) reasonable and customary transaction expenses incurred and paid in cash during such period in connection with the Transactions, the Specified Acquisition or any Permitted Acquisition which is consummated,

(xiv) expenses, charges and fees (including expenses, charges and fees paid to the Administrative Agent and Lenders) incurred and paid in cash during such period and after the Closing Date in connection with the administration (including in connection with any waiver, amendment, supplementation or other modification thereto of this Agreement and the other Loan Documents) of this Agreement,

(xv) reasonable and customary transaction expenses incurred and paid in cash during such period in connection with any proposed Permitted Acquisition which is not consummated to the extent such expenses are not funded with proceeds of the issuance of Equity Interests or the incurrence of Indebtedness (other than loans under the Revolving Credit Facility), in an aggregate amount not to exceed $5,000,000 during any twelve month period and $10,000,000 in aggregate during the term of the Agreement,

(xvi) reasonable fees, costs and expenses, including audit expenses related to the Qualified IPO,

(xvii) cash interest income, cash gains and other cash income received during such period to the extent to the extent deducted from Consolidated EBITDA for such period,

(xviii) cash expenditures in respect of Swap Contracts during such period to the extent not deducted in arriving at such Consolidated Net Income, and

(xix) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset, provided that, with respect to clauses (b)(ii), (iii), (vi), (vii), (viii), (ix) and (x), at the option of the Borrower, (1) the amount shall also include any amount committed to be paid pursuant to a binding contract (or with respect to clause (viii), if declared by the Borrower) in any subsequent period so long as to the extent such amount is not actually paid as committed in such subsequent period, such amount shall be added back in calculating Excess Cash Flow for such subsequent period and (2) the amount shall also include any payment made after such period and prior to the date on which the Excess Cash Flow calculation is due so long as such amount will not be deducted in subsequent periods.

Notwithstanding anything in the definition of any term used in the definition of Excess Cash Flow to the contrary, all components of Excess Cash Flow shall be computed for the Borrower and its Restricted Subsidiaries on a consolidated basis.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Accounts” means (i) segregated deposit accounts constituting (and the balance of which consists solely of funds set aside in connection with) payroll accounts and accounts dedicated to the payment of accrued employee benefits, medical, dental and employee benefits claims to employees of any Loan Party, (ii) commodity accounts and securities accounts containing cash or other property with an aggregate value of less than $2,000,000 (iii) deposit accounts containing cash or other property with an aggregate value of less than $1,000,000, (iv) deposit accounts which are used solely as an escrow account or as a fiduciary or trust account that is contractually obligated to be segregated from the other assets of the Loan Parties, in each case, for the benefit of unaffiliated third parties, (v) operator suspense accounts to the extent the deposits therein are amounts owing to royalty and working interest owners and (vi) zero-balance accounts and cash collateral accounts subject to Liens that are permitted pursuant to Section 7.01(f).

“Excluded Affiliate” means, with respect to any Agent or Agent-Related Person and their respective Affiliates and controlling Persons, any Affiliates that are engaged as principals primarily in private equity, mezzanine financing or venture capital, other than (x) a limited number of senior employees who are required, in accordance with industry regulations or such Persons’ internal policies and procedures to act in a supervisory capacity and (y) such Persons’ internal legal, compliance, risk management, credit or investment committee members.

“Excluded Assets” has the meaning set forth in the Security Agreement.

“Excluded Contribution Asset” means any asset that is used or useful in, or Equity Interests of any Person engaged in, Midstream Activities, in each case, received by the Borrower since the Closing Date from (a) the issuance or sale (other than to a Subsidiary of the Borrower or to any management equity plan or stock option plan or any other management or employee benefit plan or agreement of the Borrower) of its Qualified Equity Interests (or the Qualified Equity Interests of any direct or indirect parent of the Borrower to the extent contributed as common equity to the Borrower) and/or (b) contributions to its common equity, in each case, only to the extent designated as an Excluded Contribution Asset in a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent within sixty (60) days after the date such capital contributions are made or the date such Qualified Equity Interests are sold, as the case may be.

“Excluded Perfection Collateral” means, collectively, (a) the Excluded Accounts, (b) to the extent the value thereof is less than $5,000,000 in each instance and less than $10,000,000 in the aggregate for all such items, letter of credit rights, chattel paper, commercial tort claims and documents, and (c) any other property with respect to which the Administrative Agent has determined, in its reasonable discretion, that the cost of perfecting a security interest in such property outweighs the benefit of the Lien afforded thereby.

“Excluded Subsidiary” means (a) any Subsidiary that is not a direct or indirect wholly owned Subsidiary of the Borrower or a Guarantor, (b) any Subsidiary of a Guarantor that does not have total assets or annual revenues in excess of $5,000,000, individually, or in the aggregate together with all other Subsidiaries excluded via this clause (b), (c) any Subsidiary that is prohibited by applicable Law (whether on the Closing Date or thereafter) or Contractual Obligations existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof), from guaranteeing the Obligations or if guaranteeing the Obligations would require governmental (including regulatory) or other third party (other than the Borrower or any Restricted Subsidiary) consent, approval, license or authorization (unless such consent, approval, license or authorization has been obtained), (d) any other Subsidiary with respect to which the Administrative Agent and the Borrower mutually agree that the burden or cost or other consequences (including any material adverse tax consequences) of providing a Guarantee shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (e) any direct or indirect Foreign Subsidiary of the Borrower, (f) any direct or indirect Domestic Subsidiary (x) that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC or (y) substantially all of whose assets consist of capital stock and/or indebtedness of (i) one or more Foreign Subsidiaries that are CFCs or (ii) other Subsidiaries described in this clause (f), and any other assets incidental thereto (any Subsidiary described in this clause (f), a “FSHCO”), (g) any Subsidiary that is a CFC with respect to which the provision of a guarantee by it would result in material adverse tax consequences to the Borrower, any direct or indirect parent entity of the Borrower or any of the Borrower’s direct or indirect Subsidiaries, in each case, as reasonably determined by the Borrower in consultation with the Administrative Agent, (h) any not-for-profit Subsidiaries, (i) any Unrestricted Subsidiaries, (j) any captive insurance subsidiaries, (k) any Immaterial Subsidiaries (other than, at the option of the Borrower, any immaterial subsidiary designated as a Guarantor), and (l) any joint ventures, provided that, notwithstanding the foregoing, any Restricted Subsidiary that Guarantees the Indebtedness under the Revolving Credit Facility shall not be an “Excluded Subsidiary”.

“Excluded Swap Obligation” means, with respect to any Loan Party, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure to constitute an “eligible contract participant”, as defined in the Commodity Exchange Act and the regulations thereunder (determined after giving effect to any applicable keepwell, support, or other agreement for the benefit of such Loan Party and any and all applicable guarantees of such Loan Party’s Swap Obligations by other Loan Parties), at the time the guarantee of (or grant of such security interest by, as applicable) such Loan Party becomes or would become effective with respect to such Swap Obligation or (b) any other Swap Obligation designated as an “Excluded Swap Obligation” of such Loan Party as specified in any agreement between the relevant Loan Parties and Hedge Bank applicable to such Swap Obligations. If a Swap Obligation arises under a master agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to the Swap Contract for which such guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

“Existing Revolving Credit Facility” means the Revolving Credit Agreement, dated as of June 8, 2022, among the Borrower, the lenders from time to time party thereto, the Existing Revolving Facility Administrative Agent, Truist Bank, as issuing bank, and the other agents party thereto, in effect on the Closing Date.

“Existing Revolving Facility Administrative Agent” means Truist Bank, in its capacity as administrative agent under the Existing Revolving Credit Facility, together with its successors and assigns in such capacity.

“Extendable Bridge Loans” has the meaning provided in Section 2.13(e)(ii)(B).

“Extended Term Loan” has the meaning provided in Section 2.15(a).

“Extending Term Lender” has the meaning provided in Section 2.15(c).

“Extension” means the establishment of an Extension Series by amending a Loan pursuant to Section 2.15 and the applicable Extension Amendment.

“Extension Amendment” has the meaning provided in Section 2.15(d).

“Extension Election” has the meaning provided in Section 2.15(c).

“Extension Request” means any Term Loan Extension Request.

“Extension Series” means any Term Loan Extension Series.

“Facility” means the Initial Term Loans, a given Class of Incremental Loans, a given Refinancing Series of Refinancing Term Loans or a given Extension Series of Extended Term Loans, as the context may require.

“FATCA” means Sections 1471 through 1474 of the Code (including, for the avoidance of doubt, any agreements entered into pursuant to Section 1471(b)(1) of the Code), as of the Closing Date (and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with), any current or future Treasury Regulations or other official administrative guidance promulgated thereunder, and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

“Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Effective Rate for any day is less than zero, the Federal Funds Effective Rate for such day will be deemed to be zero.

“Federal Reserve Board” means the Board of Governors of the Federal Reserve System of the United States.

“Fee Letter” means that certain Engagement Letter dated April 22, 2024, between the Borrower and the Lead Arranger, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“FEMA” means the Federal Emergency Management Agency, a component of the United States Department of Homeland Security that administers the National Flood Insurance Program, or any of its successors.

“FERC” the Federal Energy Regulatory Commission, or any successor thereto.

“Financial Covenant Event of Default” has the meaning provided in Section 8.01(b).

“Financial Covenant Standstill Period” has the meaning provided in Section 8.01(b).

“Financial Performance Covenant” means the covenant of the Borrower set forth in Section 7.09.

“First-Out Debt” means Revolving Obligations and/or Secured Loan Document Hedge Obligations that constitute “First-Out Obligations” under a Collateral Agency and Intercreditor Agreement waterfall with priority relative to the Initial Term Loans to the extent permitted by Section 7.03(a).

“Fitch” means Fitch Ratings and any successor thereto.

“Flood Diligence Documents” has the meaning set forth in the definition of “Collateral and Guarantee Requirement”.

“Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (iv) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (v) Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor thereto, in each case, together with all statutory and regulatory provisions consolidating, amending, replacing, supplementing, implementing or interpreting any of the foregoing, as amended or modified from time to time.

“Floor” means a rate of interest equal to 0%.

“Foreign Disposition” has the meaning set forth in Section 2.04(b)(x).

“Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower which is not a Domestic Subsidiary.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“FSHCO” has the meaning set forth in the definition of “Excluded Subsidiary”.

“Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that (i) if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change in accounting principles or change as a result of the adoption or modification of accounting policies (including, but not limited to, the impact of Accounting Standards Update 2016-12, Revenue from Contracts with Customers (Topic 606) or similar revenue recognition policies or any change in the methodology of calculating reserves for returns, rebates and other chargebacks) occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith, (ii) GAAP shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB ASC Topic 825 (or any other Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of the Borrower or any of its Subsidiaries at “fair value”, as defined therein, and Indebtedness shall be measured at the aggregate principal amount thereof, and (iii) the accounting for operating leases and financing or capital leases under GAAP as in effect on the Closing Date (including, without limitation, FASB Accounting Standards Codification 840) shall apply for the purposes of determining compliance with the provisions of this Agreement, including the definition of Capitalized Leases and obligations in respect thereof.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Lender” has the meaning set forth in Section 10.07(i).

“Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable indemnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or is then in effect or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, (a) the wholly owned Domestic Subsidiaries of the Borrower (other than any Excluded Subsidiary), (b) those wholly owned Domestic Subsidiaries that issue a Guarantee of the Obligations after the Closing Date pursuant to Section 6.11, (c) at the option of the Borrower, any Domestic Subsidiary that is not a wholly-owned Subsidiary, that issues a Guarantee of the Obligations after the Closing Date and (d) solely in respect of any Secured Loan Document Hedge Agreement to which the Borrower is not a party, the Borrower, in each case, until the Guaranty thereof is released in accordance with this Agreement.

“Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to the Security Agreement.

“Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, explosives, radioactive materials, friable asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, or other emissions that are regulated, or for which liability may be imposed, by any Governmental Authority in relation to protection of the Environment.

“Hedge Bank” means any Person that was (a) an Agent, (b) a Lender, (c) a Revolving Lender or (d) an Affiliate of any Agent, Lender or Revolving Lender, in each case at the time it entered into a Secured Loan Document Hedge Agreement in its capacity as a party thereto and (other than a Person already party hereto as a Lender) that delivers to the Administrative Agent and the Collateral Agent a letter agreement reasonably satisfactory to the Administrative Agent and the Collateral Agent appointing the Collateral Agent as its agent under the applicable Loan Documents and agreeing to be bound by Article IX and Sections 10.05, 10.16 and 10.17 as if it were a Lender (it being understood that such letter agreement with respect to a specified Master Agreement may designate all transactions thereunder as being collectively a “Secured Loan Document Hedge Agreement”, without the need for separate letter agreements for each individual transaction thereunder).

“Holdings” means Parent, if it is the direct parent of the Borrower, or, if not, any Domestic Subsidiary of Parent that directly owns 100% of the issued and outstanding Equity Interests in the Borrower, pledges 100% of such issued and outstanding Equity Interests in the Borrower to the Collateral Agent to secure the Obligations in accordance with the Collateral Documents and otherwise agrees to assume the obligations of “Holdings” pursuant to this Agreement and the other Loan Documents pursuant to one or more instruments in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

“Identified Participating Lenders” has the meaning set forth in Section 2.04(a)(iv)(C)(3).

“Identified Qualifying Lenders” has the meaning set forth in Section 2.04(a)(iv)(D)(3).

“Immaterial Subsidiary” has the meaning set forth in Section 8.03.

“Incremental Amendment” has the meaning set forth in Section 2.13(f).

“Incremental Availability Amount” has the meaning set forth in Section 2.13(d)(iii).

“Incremental Commitment” has the meaning set forth in Section 2.13(a).

“Incremental Equivalent Debt” has the meaning set forth in Section 7.03(q).

“Incremental Equivalent First Lien Debt” has the meaning set forth in Section 7.03(q).

“Incremental Equivalent Junior Lien Debt” has the meaning set forth in Section 7.03(q).

“Incremental Facility” has the meaning set forth in Section 2.13(a).

“Incremental Facility Closing Date” has the meaning set forth in Section 2.13(d).

“Incremental Lender” has the meaning set forth in Section 2.13(c).

“Incremental Loan” has the meaning set forth in Section 2.13(b).

“Incremental Request” has the meaning set forth in Section 2.13(a).

“Incremental Revolving Commitment Increase” has the meaning set forth in Section 2.13(a).

“Incremental Revolving Credit Commitments” has the meaning set forth in Section 2.13(a).

“Incremental Revolving Credit Lender” has the meaning set forth in Section 2.13(c).

“Incremental Revolving Credit Loan” has the meaning set forth in Section 2.13(b).

“Incremental Revolving Facility” has the meaning set forth in Section 2.13(a).

“Incremental Term Commitment” has the meaning set forth in Section 2.13(a).

“Incremental Term Facility” has the meaning set forth in Section 2.13(a).

“Incremental Term Lender” has the meaning set forth in Section 2.13(c).

“Incremental Term Loan” has the meaning set forth in Section 2.13(b).

“Incurrence-Based Incremental Amount” has the meaning set forth in Section 2.13(d)(iii).

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, performance bonds and similar instruments issued or created by or for the account of such Person;

(c) net obligations of such Person under any Swap Contract;

(d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business and (ii) any earn-out obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and (iii) accruals for payroll and other liabilities accrued in the ordinary course);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) all Attributable Indebtedness;

(g) all obligations of such Person in respect of Disqualified Equity Interests;

if and to the extent that the foregoing would constitute indebtedness or a liability in accordance with GAAP; provided that Indebtedness of any direct or indirect parent of the Borrower appearing on the balance sheet of the Borrower solely by reason of push-down accounting under GAAP shall be excluded; and

(h) to the extent not otherwise included above, all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, except to the extent such Person’s liability for such Indebtedness is otherwise expressly limited and only to the extent such Indebtedness would be included in the calculation of Consolidated Total Net Funded Debt, (B) in the case of the Borrower and its Restricted Subsidiaries, exclude all intercompany Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business, (C) exclude obligations under or in respect of Non-Capitalized Lease Obligations or sale lease-back transactions (except any resulting Capitalized Lease Obligations) and (D) exclude obligations in respect of contract acquisition costs and structured bonus payments in connection with contract acquisitions, synthetic joint ventures or otherwise. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (d) above shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness (not to exceed the maximum amount of such Indebtedness for which such Person could be liable) and (ii) the fair market value of the property encumbered thereby as determined by such Person in good faith. Notwithstanding anything in this definition to the contrary, Indebtedness shall be calculated without giving effect to the effects of FASB Accounting Standards Codification 815 and related interpretations to the extent such effects would otherwise increase or decrease an amount of Indebtedness for any purpose hereunder as a result of accounting for any embedded derivatives created by the terms of such Indebtedness.

“Indemnified Liabilities” has the meaning set forth in Section 10.05.

“Indemnified Taxes” means, with respect to any Agent or any Lender, (a) all Taxes imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document other than (i) Taxes imposed on or measured by its net income (however denominated) and franchise Taxes imposed by a jurisdiction as a result of such recipient being organized in or having its principal office (or, in the case of any Lender, its applicable Lending Office) in such jurisdiction (or any political subdivision thereof), or as a result of present or former connection between such Lender or Agent and such jurisdiction other than any connections arising from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, received or perfected a security interest under, and/or enforcing, any Loan Document, or sold or assigned an interest in any Loan or Loan Document, (ii) Taxes attributable to a Lender’s or the Administrative Agent’s failure to comply with Section 3.01(d) or Section 3.01(f), (iii) any branch profits Taxes imposed under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (i) above, (iv) in the case of any Lender, any U.S. federal withholding Tax that is imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a Law in effect on the date on which (y) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 3.07) or (z) such Lender changes its applicable Lending Office, except to the extent such Lender (or its assignor, if any) was entitled immediately prior to the time of designation of a new Lending Office (or assignment) to receive additional amounts with respect to such withholding Tax pursuant to Section 3.01, and (v) any withholding Taxes imposed under FATCA and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning set forth in Section 10.05.

“Information” has the meaning set forth in Section 10.08.

“Initial Term Loans” means the term loans made by the Term Lenders on the Closing Date to the Borrower pursuant to Section 2.01.

“Intellectual Property Security Agreement” means, an Intellectual Property Security Agreement among the Borrower, certain subsidiaries of the Borrower and the Collateral Agent in such form that is reasonably acceptable to the Administrative Agent and the Collateral Agent.

“Intercompany Note” means a promissory note substantially in the form of Exhibit G.

“Interest Payment Date” means, the applicable Maturity Date and:

(a) with respect to any Base Rate Loan, the last day of each March, June, September and December, and

(b) with respect to any Term Benchmark Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period.

“Interest Period” means, with respect to any Term Benchmark Loan, the period beginning on the date of such Borrowing specified in the applicable Committed Loan Notice or on the date specified in the applicable Committed Loan Notice and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or such other period as all of the relevant Lenders may agree), as the Borrower may elect; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period.

“Interest Rate Hedge Agreements” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement, each of which is for the purpose of hedging the interest rate exposure associated with the Borrower’s and its Subsidiaries’ operations and not for speculative purposes.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person excluding, in the case of the Borrower and its Restricted Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person (including pursuant to any merger with, or as a Division Successor pursuant to the Division of, such Person). For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment.

“Investors” means (i) Five Point Energy LLC and/or its Affiliates and (ii) from and after consummation of the WBR Specified Transaction, GIC Special Investments Pte. Ltd. and/or its Affiliates (other than, in the case of both clause (i) and clause (ii), any portfolio company of any thereof or any Person Controlled by a portfolio company of any thereof) and any investment funds advised or managed by any of the foregoing.

“IP Rights” means trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, licenses, technology, software, know-how, database rights, design rights and other intellectual property rights.

“Junior Financing” has the meaning set forth in Section 7.10(a).

“Junior Financing Documentation” means any documentation governing any Junior Financing.

“Junior Lien Intercreditor Agreement” means, to the extent in effect, an intercreditor agreement, substantially in the form of Exhibit H hereto (subject to changes thereto to which the Collateral Agent and Administrative Agent are authorized to enter into) among the Collateral Agent, the Administrative Agent and one or more collateral agents or representatives for the holders of Incremental Term Loans, Permitted Second Priority Refinancing Debt, Incremental Equivalent Debt or Other Debt Representative, as applicable, that are intended to be secured on a basis junior in right of priority to the Obligations. Wherever in this Agreement, an Other Debt Representative is required to become party to the Junior Lien Intercreditor Agreement, if the related Indebtedness is the initial Indebtedness incurred by the Borrower or any Restricted Subsidiary to be secured by a Lien junior in right of priority to the Liens securing the Obligations, then the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent, the Collateral Agent and the Other Debt Representative for such Indebtedness shall execute and deliver the Junior Lien Intercreditor Agreement.

“Latest Maturity Date” means, at any date of determination, unless otherwise specified to apply to a specific Class of Loans or Commitments, the latest Maturity Date applicable to any Refinancing Term Loan, any Refinancing Term Commitment, any Extended Term Loan, any Incremental Term Loans, any Loan or Commitment hereunder at such time, including the latest maturity date of any Incremental Term

Loans, any Incremental Commitments, in each case as extended in accordance with this Agreement from time to time.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents, orders, decrees, injunctions or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

“LCA Election” has the meaning set forth in Section 1.02(h).

“LCA Test Date” has the meaning set forth in Section 1.02(h).

“Lead Arrangers” means, collectively, Barclays Bank PLC, Citibank, N.A., FHN Financial Capital Markets, Goldman Sachs Bank USA, Texas Capital Securities, Truist Securities, Inc., and Wells Fargo Securities, LLC, each in its capacity as a joint lead arranger and joint bookrunner and together with one or more of their respective affiliated designees.

“Lender” has the meaning set forth in the introductory paragraph to this Agreement and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender”.

“Lender Default” means (a) the refusal (which may be given verbally or in writing and has not been retracted) or failure of any Lender to make available its portion of any incurrence of revolving loans or reimbursement obligations required to be made by it, which refusal or failure is not cured within one Business Day after the date of such refusal or failure; (b) the failure of any Lender to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless subject to a good faith dispute; (c) a Lender has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations, or has made a public statement to that effect with respect to its funding obligations, under this Agreement or under other agreements generally in which it commits to extend credit; (d) a Lender has failed, within three (3) Business Days after request by the Administrative Agent, to confirm that it will comply with its funding obligations under any Incremental Revolving Facility or (e) a Lender has admitted in writing that it is insolvent or such Lender becomes subject to a Lender-Related Distress Event or a Bail-In Action. Any determination by the Administrative Agent that a Lender Default has occurred under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and the applicable Lender shall be deemed to be a Defaulting Lender (upon delivery of written notice of such determination to the Borrower and each Lender).

“Lender-Related Distress Event” means, with respect to any Lender or any person that directly or indirectly controls such Lender (each, a “Distressed Person”), as the case may be, a voluntary or involuntary case with respect to such Distressed Person under any Debtor Relief Law, or a custodian, conservator, receiver or similar official is appointed for such Distressed Person or any substantial part of such Distressed Person’s assets, or such Distressed Person or any person that directly or indirectly controls such Distressed Person is subject to a forced liquidation, or such Distressed Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any Governmental Authority having regulatory authority over such Distressed Person or its assets to be, insolvent or bankrupt; provided that a Lender-Related Distress Event shall not be deemed to have occurred solely by virtue of the ownership or acquisition of any equity interests in any Lender or any person that directly or indirectly controls such Lender by a Governmental Authority or an instrumentality thereof.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Limited Condition Acquisition” means any Permitted Acquisition permitted hereunder by the Borrower or one or more of its Restricted Subsidiaries whose consummation is not conditioned on the availability of, or on obtaining, third-party financing (or, if such condition does exist, the Borrower or any Restricted Subsidiary, as applicable, would be required to pay any fee, liquidated damages or other amount or be subject to any indemnity, claim or other liability as a result of such third party financing not having been available or obtained).

“Loan” means a Term Loan or, if applicable, any revolving credit loan made pursuant to any Incremental Revolving Facility, as the context may require.

“Loan Documents” means, collectively, this Agreement, the Notes, the Fee Letter, the Collateral Documents, the Junior Lien Intercreditor Agreement to the extent then in effect, and any Refinancing Amendment, Incremental Amendment or Extension Amendment.

“Loan Parties” means, collectively, the Borrower and each Guarantor.

“LTM Consolidated EBITDA” means Consolidated EBITDA for the Test Period most recently ended prior to the date of determination.

“Maintenance Capital Expenditures” means cash expenditures (including expenditures for the construction or the replacement, improvement or expansion of existing capital assets) by a Loan Party made to maintain, over the long term, the operating capacity or operating income of the Loan Parties excluding (a) expenditures made in connection with the replacement, substitution or restoration of property pursuant to Section 2.04(b) and the definition of “Net Proceeds”, (b) equipment and other assets to the extent purchased with the intent to bundle and resell in a sale-leaseback transaction within six months of such purchase, and (c) expenditures to the extent such expenditures are financed with the proceeds of any cash contribution to the common equity of the Borrower or any of its Restricted Subsidiaries after the Closing Date and/or any purchase or investment in Equity Interests (other than Disqualified Equity Interests) of the Borrower or any of its Restricted Subsidiaries after the Closing Date. For purposes of this definition, “long term” generally refers to a period of not less than twelve months. Where capital expenditures are made in part for Maintenance Capital Expenditures and in part for non-Maintenance Capital Expenditures, the Borrower shall determine the allocation of the amounts paid for each in a commercially reasonable manner. For the avoidance of doubt, Maintenance Capital Expenditures does not include expenditures for the construction of new gathering lines, compression systems, disposal facilities, processing plants, other growth projects or emergency capital expenditures.

“Margin Stock” has the meaning set forth in Regulation U issued by the FRB.

“Master Agreement” has the meaning set forth in the definition of “Swap Contract”.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, assets, liabilities (actual or contingent) or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole, (b) the ability of the Loan Parties (taken as a whole) to fully and timely perform their payment obligations under the Loan Documents, or (c) the material rights and remedies available to the Lenders and Agents, taken as a whole, under the Loan Documents.

“Material Project” means the construction or expansion of any capital project of the Borrower or any Restricted Subsidiary, which satisfies the following: (a) the aggregate capital cost of which exceeds, or is reasonably expected by the Borrower to exceed, $25,000,000, (b) such construction or expansion project was not contemplated by the financial models of the Borrower as of the Closing Date and (c) such construction or expansion project is a discrete project for which there is a defined start date and reasonably identifiable completion date.

“Material Project Consolidated EBITDA Adjustment” means with respect to each Material Project of the Borrower or a Restricted Subsidiary:

(a) prior to the Commercial Operation Date of a Material Project (but including the fiscal quarter in which such Commercial Operation Date occurs), a percentage (equal to the then-current completion percentage of such Material Project) of an amount to be approved by the Administrative Agent in its reasonable discretion as the projected Consolidated EBITDA of the Borrower and its Restricted Subsidiaries with respect to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project (such amount to be determined based on predominantly fee based contracts relating to such Material Project, the creditworthiness of the other parties to such contracts, and projected revenues from such contracts, capital costs and expenses, scheduled Commercial Operation Date, and other factors reasonably deemed appropriate by the Administrative Agent), which may, at the Borrower’s option, be added to actual Consolidated EBITDA for the fiscal quarter in which construction of the Material Project commences and for each fiscal quarter thereafter until the Commercial Operation Date of such Material Project (including the fiscal quarter in which such Commercial Operation Date occurs, but net of any actual Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, then the foregoing amount shall be reduced, for quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after its actual Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer): (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%, (iii) longer than 180 days, but more than 270 days, 50% and (iv) longer than 270 days, 100%; and

(b) beginning with the first full fiscal quarter following the Commercial Operation Date of a Material Project and for two immediately succeeding fiscal quarters, an amount to be approved by the Administrative Agent in its reasonable discretion as the projected Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project (determined in the same manner as set forth in clause (a) above) for the balance of the four (4) full fiscal quarter period following such Commercial Operation Date, which may, at the Borrower’s option, be added to actual Consolidated EBITDA for such fiscal quarters (but net of any actual Consolidated EBITDA of the Borrower and its Restricted Subsidiaries attributable to such Material Project following such Commercial Operation Date).

“Material Real Property” means, collectively (a) all Real Property of the Loan Parties that is material to the ownership, development or operation of the Water Property or the Water Systems, which shall include, without limitation, all Disposal Wells in operation (together with any and all Real Property (including Rights of Way and Deeds) appertaining thereto (together with all improvements or fixtures thereon)) and (b) any other Real Property located in the United States that is now or hereafter owned in fee by any Loan Party with an individual fair market value in excess of $25,000,000 (including the fair market value of improvements owned by any Loan Party and located thereon) as reasonably estimated by the Borrower in good faith; and (c) any Real Property that has been mortgaged to secure the Revolving Credit Facility.

“Maturity Date” means (a) with respect to the Initial Term Loans, the date that is five (5) years after the Closing Date, (b) with respect to any tranche of Extended Term Loans, the final maturity date applicable thereto as specified in the applicable Extension Request accepted by the respective Lender or Lenders, (c) with respect to any Refinancing Term Loans, the final maturity date applicable thereto as specified in the applicable Refinancing Amendment and (d) with respect to any Incremental Term Loans, the final maturity date applicable thereto as specified in the applicable Incremental Amendment; provided, in each case, that if such date is not a Business Day, then the applicable Maturity Date shall be the next succeeding Business Day.

“Maximum Rate” has the meaning set forth in Section 10.10.

“MFN Protection” has the meaning set forth in Section 2.13(e)(iv).

“Midstream Activities” means with respect to any Person, collectively, the treatment, processing, gathering, dehydration, compression, blending, transportation, storage, transmission, stabilization, disposal, delivery, marketing, buying or selling or other disposition, whether for such Person’s own account or for the account of others, of fresh water, produced water, crude oil, natural gas, natural gas liquids or other liquid or gaseous hydrocarbons, including that used for fuel or consumed in the foregoing activities, including the drilling, ownership and operation of Disposal Wells; provided that “Midstream Activities” shall in no event include the drilling, completion or, except as set forth above, servicing of oil or gas wells, including the ownership of related drilling rigs.

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage Policies” has the meaning set forth in the definition of “Collateral and Guarantee Requirement”.

“Mortgaged Property” has the meaning set forth in the definition of “Collateral and Guarantee Requirement”.

“Mortgages” means collectively, the deeds of trust, trust deeds, deeds to secure debt, hypothecs and mortgages made by the Loan Parties pursuant to the terms and conditions hereof in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent with such terms and provisions as may be required by the applicable Laws of the relevant jurisdiction, in each case, as the same may from time to time be amended, restated, supplemented, or otherwise modified.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

“Net First Lien Leverage Ratio” means the ratio of (a) Consolidated First Lien Net Funded Debt as of the last day of the most recently ended Test Period to (b) Consolidated EBITDA for such Test Period.

“Net Proceeds” means:

(a) 100% of the cash proceeds actually received by the Borrower or any of the Restricted Subsidiaries (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Disposition (other than Dispositions permitted pursuant Section 7.05(a), (b), (c), (d), (e), (f), (g), (h), (k), (m), (n), (o), (p), (q), (r) or (s)) or Casualty Event, net of (i) attorneys’ fees, accountants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) the principal amount, premium or penalty, if any, interest and other amounts on any First-Out Debt or other Indebtedness that is secured by a Lien (other than a Lien that ranks pari passu with or subordinated to the Liens securing the Obligations) on the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) and, in the case of revolving Indebtedness, the commitments in respect thereof are permanently reduced by the amount of such repayment, in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), (iii) in the case of any Disposition or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (a)) attributable to minority interests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted Subsidiary as a result thereof, (iv) taxes paid or reasonably estimated to be payable as a result thereof (including any Permitted Tax Distributions), and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (a) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Restricted Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that so long as no Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) or (g) has occurred and is continuing, the Borrower may reinvest any portion of such proceeds in assets useful for its business (which shall include any Investment permitted, or not otherwise prohibited, by this Agreement) within 12 months of such receipt and such portion of such proceeds shall not constitute Net Proceeds except to the extent not, within 12 months of such receipt, so reinvested or contractually committed to be so reinvested (it being understood that if any portion of such proceeds are not so used within such 12-month period but within such 12-month period are contractually committed to be used, then upon the termination of such contract or if such Net Proceeds are not so used within 18 months of initial receipt, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry without giving effect to this proviso); it being further understood that such proceeds shall constitute Net Proceeds notwithstanding any investment notice if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) or (g) has occurred and is continuing at the time of a proposed reinvestment, unless such proposed reinvestment is made pursuant to a binding commitment entered into at a time when no such Event of Default was continuing; provided, further, that (x) the proceeds realized in any single transaction (or series of related transactions) shall not constitute Net Proceeds unless the amount of such proceeds exceeds $10,000,000 and (y) only the aggregate amount of proceeds (excluding, for the avoidance of doubt, proceeds described in the preceding clause (x)) in excess of $20,000,000 in any fiscal year shall constitute Net Proceeds under this clause (a); and

(b) 100% of the cash proceeds from the incurrence, issuance or sale by the Borrower or any of the Restricted Subsidiaries of any Indebtedness, net of (x) First‑Out Debt required to be repaid accompanied by permanent commitment reductions thereof (and is timely repaid and such commitments are timely reduced) in connection with such incurrence, issuance or sale of Indebtedness and (y) all taxes paid or reasonably estimated to be payable as a result thereof (including any Permitted Tax Distributions) and fees (including investment banking fees and discounts), commissions, costs and other expenses, in each case incurred in connection with such incurrence, issuance or sale.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower or any Restricted Subsidiary shall be disregarded.

“Net Senior Secured Leverage Ratio” means the ratio of (a) Consolidated Senior Secured Net Funded Debt as of the last day of the most recently ended Test Period to (b) Consolidated EBITDA for such Test Period.

“Net Total Leverage Ratio” means the ratio of (a) Consolidated Total Net Funded Debt as of the last day of the most recently ended Test Period to (b) Consolidated EBITDA for such Test Period.

“Non-Capitalized Lease Obligation” means a lease obligation that is not a Capitalized Lease Obligation. For the avoidance of doubt, a straight-line or operating lease shall be considered a Non-Capitalized Lease Obligation.

“Non-Consenting Lender” has the meaning set forth in Section 3.07(d).

“Non-Debt Fund Affiliate” means any Affiliate of the Investors other than (a) Holdings or any Subsidiary of Holdings, (b) any Debt Fund Affiliates and (c) any natural person.

“Non-Defaulting Lender” means, at any time, a Lender that is not a Defaulting Lender.

“Not Otherwise Applied” means, with reference to any amount of net proceeds of any transaction or event, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.04(b) or to repay or prepay Revolving Obligations under the Revolving Credit Facility and (b) was not previously (and is not concurrently being) applied in determining the permissibility of a transaction under the Loan Documents or the Revolving Credit Facility where such permissibility was or is (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose. The Borrower shall promptly notify the Administrative Agent of any application of such amount as contemplated above.

“Note” means a Term Note.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include the obligation (including guarantee obligations) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document, in each such case, to the extent that any of the foregoing are required to be paid under the Loan Documents.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Offered Amount” has the meaning set forth in Section 2.04(a)(iv)(D)(1).

“Offered Discount” has the meaning set forth in Section 2.04(a)(iv)(D)(1).

“Officers’ Certificate” means a certificate signed by a Responsible Officer of the Borrower.

“OID” means original issue discount.

“Oil and Gas Waste” means all waste disposed of in Disposal Wells, including waste arising out of or incidental to drilling for or producing of oil, gas, or geothermal resources, waste arising out of or incidental to the underground storage of Hydrocarbons other than storage in artificial tanks or containers, or waste arising out of or incidental to the operation of gasoline plants, natural gas processing plants, or pressure maintenance or repressurizing plants. The term “Oil and Gas Waste” includes but is not limited to non-hazardous water, produced water, salt water, brine, oil and gas field fluids, oil and gas wastes in liquid form, sludge, drilling mud, and other liquid or semi-liquid waste material and any combination or mixture thereof.

“Organization Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Other Applicable Indebtedness” has the meaning specified in Section 2.04(b)(ii).

“Other Debt Representative” means, with respect to (a) any series of Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt or Incremental Equivalent Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be and (b) Secured Loan Document Hedge Agreement, the counterparty to such Secured Loan Document Hedge Agreement or any agent acting on its behalf and, in the case of clauses (a) and (b), each of their successors and assigns in such capacities.

“Other Taxes” has the meaning specified in Section 3.01(b).

“Outstanding Amount” means (a) with respect to Initial Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Initial Term Loans occurring on such date; and (b) otherwise, the aggregate outstanding principal amount of Loans after giving effect to any borrowing and prepayments or repayments of Loans occurring on such date.

“Parent” means, (a) as of the Closing Date, NDB Intermediate Holdings LLC, a Delaware limited liability company and (b) thereafter any other direct owner of Equity Interests in the Borrower from time to time.

“Parent Pledge Agreement” means (a) the Parent Pledge Agreement dated as of the Closing Date, between the Parent and the Collateral Agent and consented to by the Borrower and (b) any other pledge agreement in form and substance reasonably acceptable to the Administrative Agent from time to time executed by any Parent to grant a security interest in the Equity Interests in the Borrower to secure the Obligations.

“Participant” has the meaning set forth in Section 10.07(f).

“Participant Register” has the meaning set forth in Section 10.07(f).

“Participating Lender” has the meaning set forth in Section 2.04(a)(iv)(C)(2).

“Payment” has the meaning assigned to such term in Section 9.16(a).

“Payment in Full” means the payment in full of the Loans and all other Obligations (other than contingent reimbursement obligations) that are accrued and payable and the termination of the Commitments.

“Payment Notice” has the meaning assigned to such term in Section 9.16(b).

“Payment or Bankruptcy Default” means a Default under Section 8.01(a), (f) or (g).

“Payment Recipient” has the meaning assigned to such term in Section 9.16(a).

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five (5) plan years.

“Perfection Certificate” means that certain perfection certificate dated as of the date hereof delivered to the Administrative Agent on the Closing Date, or any other form reasonably approved by the Administrative Agent and the Collateral Agent, as the same shall be supplemented from time to time.

“Periodic Term SOFR Determination Day” has the meaning assigned to such term in the definition of “Term SOFR”.

“Permit” means any permit, approval, consent, filing, notice, waiver, exemption, certification, registration, license or other authorization required under any Law.

“Permitted Acquisition” has the meaning set forth in Section 7.02(i).

“Permitted Business Activities” means with respect to any Person, (a) the business of providing land management services, (b) the business of gathering, distributing, marketing, treating, processing, storing, selling, transporting or disposing of oil, natural gas, natural gas liquids, liquefied natural gas, renewable natural gas, other hydrocarbons, petroleum products or refined products associated therewith, (c) the business of providing water services, (d) the business of carbon capture, transportation and sequestration, (e) other energy infrastructure businesses, including power generation, energy procurement, battery storage and/or electrical transmission or (f) any business or activity relating to, arising from, or necessary, appropriate, synergistic, incidental or ancillary to the activities described in the foregoing clauses (a), (b), (c), (d) or (e).

“Permitted Commodity and Interest Rate Hedge Agreement” means any Commodity Hedge Agreement or Interest Rate Hedge Agreement entered into from time to time by any of the Borrower or any of its Restricted Subsidiaries for non-speculative purposes, in each case, as amended.

“Permitted First Priority Refinancing Debt” means any Permitted First Priority Refinancing Notes and any Permitted First Priority Refinancing Loans.

“Permitted First Priority Refinancing Loans” means any Credit Agreement Refinancing Indebtedness in the form of secured loans incurred by the Borrower and/or Subsidiary Guarantor in the form of one or more tranches of loans under this Agreement; provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Liens securing the Obligations and the Secured Loan Document Hedge Obligations and is not secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral securing the Obligations, (b) such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, and (c) such Indebtedness in the form of Refinancing Term Loans does not mature on or prior to the date that is the Latest Maturity Date or has a Weighted Average Life to Maturity equal to or greater than the longest Weighted Average Life to Maturity of the Loans hereunder, in either case at the time such Indebtedness is incurred or issued.

“Permitted First Priority Refinancing Notes” means any Credit Agreement Refinancing Indebtedness in the form of secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower and/or Subsidiary Guarantor in the form of one or more series of senior secured notes (whether issued in a public offering, Rule 144A, private placement or otherwise); provided that (a) such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Liens securing the Obligations and the Secured Loan Document Hedge Obligations and is not secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral securing the Obligations, (b) such Indebtedness is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors, (c) such Indebtedness does not mature on or prior to the date that is the Latest Maturity Date or has a Weighted Average Life to Maturity equal to or greater than the longest Weighted Average Life to Maturity of the Loans hereunder, in either case at the time such Indebtedness is incurred or issued, (d) the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (e) an Other Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the Junior Lien Intercreditor Agreement. Permitted First Priority Refinancing Notes will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Holders” means each of (x) the Investors and (y) any Person with which one or more of the Persons described in clause (x) form a “group” (within the meaning of Section 14(d) of the Exchange Act) so long as, in the case of this clause (y), the relevant Person or Persons beneficially own more than 50% of the relevant voting stock beneficially owned by this group.

“Permitted Intercompany Activities” means any transactions (A) between or among Holdings, the Borrower and its Restricted Subsidiaries that are entered into in the ordinary course of business of Holdings, the Borrower and its Restricted Subsidiaries and, in the good faith judgment of the Borrower are necessary or advisable in connection with the ownership or operation of the business of Holdings, the Borrower and its Restricted Subsidiaries, including, but not limited to, (i) payroll, cash management, purchasing, insurance and hedging arrangements, (ii) management, technology and licensing arrangements and (iii) customer loyalty and rewards programs and (B) between or among Holdings, the Borrower, its Restricted Subsidiaries and any captive insurance subsidiary.

“Permitted Other Debt Conditions” means, with respect to Permitted Second Priority Refinancing Debt and Permitted Unsecured Refinancing Debt, that such Indebtedness (a) does not mature or have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except customary asset sale, event of loss, change of control or event of default provisions that provide for prior Payment in Full), in each case on or prior to the Latest Maturity Date at the time such Indebtedness is incurred, (b) is not at any time guaranteed by any Subsidiaries other than Subsidiaries that are Guarantors and (c) to the extent secured, the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent).

“Permitted Ratio Debt” means unsecured Indebtedness of the Borrower or any Restricted Subsidiary that is a Loan Party so long as immediately after giving Pro Forma Effect thereto and to the use of the proceeds thereof (but without netting the proceeds thereof) the Net Total Leverage Ratio is no greater than 4.75:1.00 determined on a Pro Forma Basis as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are internally available; provided that, such Indebtedness shall (1) have a maturity date that is after the Latest Maturity Date at the time such Indebtedness is incurred and (2) have a Weighted Average Life to Maturity not shorter than the longest remaining Weighted Average Life to Maturity of the Facilities.

“Permitted Refinancing” means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest, premium and penalties thereon plus other reasonable amounts paid, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), at the time thereof, no Event of Default shall have occurred and be continuing and (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is Junior Financing, (i) to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations and the Secured Loan Document Hedge Obligations on terms at least as favorable (as determined by the Borrower) to the Lenders taken as a whole, as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (ii) such modification, refinancing, refunding, renewal, replacement or extension is incurred by the Person who is the obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (iii) if the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended was subject to the Junior Lien Intercreditor Agreement, the holders of such modified, refinanced, refunded, renewed, replaced or extended Indebtedness (if such Indebtedness is secured) or their representative on their behalf shall become party to the Junior Lien Intercreditor Agreement.

“Permitted Second Priority Refinancing Debt” means secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower and/or any Subsidiary Guarantor in the form of one or more series of second lien (or other junior lien) secured notes or second lien (or other junior lien) secured loans; provided that (a) such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the liens securing the Obligations, the Secured Loan Document Hedge Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral securing the Obligations, (b) such Indebtedness may be secured by a Lien on the Collateral that is junior to the Liens securing the Obligations, the Secured Loan Document Hedge Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt, notwithstanding any provision to the contrary contained in the definition of “Credit Agreement Refinancing Indebtedness”, (c) an Other Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to the provisions of the Junior Lien Intercreditor Agreement as a “Second Priority Representative” thereunder, and (d) such Indebtedness meets the Permitted Other Debt Conditions. Permitted Second Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor.

“Permitted Tax Distribution” has the meaning assigned to such term in Section 7.06(i)(iii).

“Permitted Unsecured Refinancing Debt” means unsecured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower and/or any Subsidiary Guarantor in the form of one or more series of senior unsecured notes or loans; provided that such Indebtedness meets the Permitted Other Debt Conditions.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means an “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) sponsored, maintained or contributed to by any Loan Party or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

“Platform” has the meaning set forth in Section 6.02.

“Pledged Debt” has the meaning set forth in the Security Agreement.

“Pledged Equity” has the meaning set forth in the Security Agreement.

“Post-Acquisition Period” means, with respect to any acquisition permitted under Section 7.02 or Section 7.04 hereof or the conversion of any Unrestricted Subsidiary into a Restricted Subsidiary, the period beginning on the date such acquisition or conversion is consummated and ending on the first anniversary of the date on which such acquisition or conversion is consummated.

“Prime Rate” means the rate last published by The Wall Street Journal (or any successor publication) as the “U.S. prime lending rate” or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as reasonably determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as reasonably determined by the Administrative Agent). The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Administrative Agent or any Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of such change.

“Pro Forma Adjustment” means, for any Test Period that includes all or any part of a fiscal quarter included in any Post-Acquisition Period, with respect to the Acquired EBITDA of the applicable Acquired Entity or Business or Converted Restricted Subsidiary or the Consolidated EBITDA of the Borrower, the pro forma increase or decrease in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, projected by the Borrower in good faith as a result of (a) actions taken during such Post-Acquisition Period for the purposes of realizing reasonably identifiable and factually supportable cost savings or (b) any additional costs incurred during such Post-Acquisition Period, in each case in connection with the combination of the operations of such Acquired Entity or Business or Converted Restricted Subsidiary with the operations of the Borrower and the Restricted Subsidiaries; provided that so long as such actions are taken during such Post-Acquisition Period or such costs are incurred during such Post-Acquisition Period, as applicable, for purposes of projecting such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, it may be assumed that such cost savings will be realizable during the entirety of such Test Period, or such additional costs, as applicable, will be incurred during the entirety of such Test Period; provided further that any such pro forma increase or decrease to such Acquired EBITDA or such Consolidated EBITDA, as the case may be, shall be without duplication for cost savings or additional costs already included in such Acquired EBITDA or such Consolidated EBITDA, as the case may be, for such Test Period.

“Pro Forma Basis”, “Pro Forma Compliance” and “Pro Forma Effect” mean, with respect to compliance with any test hereunder, that (a) to the extent applicable, the Pro Forma Adjustment shall have been made and (b) all Specified Transactions and the following transactions in connection therewith shall be deemed to have occurred as of the first day of the applicable period of measurement in such test: (i) income statement items (whether positive or negative) attributable to the property or Person subject to such Specified Transaction, (A) in the case of a Disposition of all or substantially all Equity Interests in any Subsidiary of the Borrower or any division, product line, or facility used for operations of the Borrower or any of its Subsidiaries, shall be excluded, and (B) in the case of a Permitted Acquisition or Investment described in the definition of “Specified Transaction”, shall be included, (ii) any retirement of Indebtedness, and (iii) any Indebtedness incurred or assumed by the Borrower or any of the Restricted Subsidiaries in connection therewith and if such Indebtedness has a floating or formula rate, shall have an implied rate of interest for the applicable period for purposes of this definition determined by utilizing the rate which is or would be in effect with respect to such Indebtedness as at the relevant date of determination; provided that (A) without limiting the application of the Pro Forma Adjustment pursuant to clause (a) above, the foregoing pro forma adjustments may be applied to any such test solely to the extent that such adjustments are consistent with the definition of Consolidated EBITDA and give effect to events (including operating expense reductions) that are (as determined by the Borrower in good faith) (1) (x) directly attributable to such transaction, (y) expected to have a continuing impact on the Borrower and the Restricted Subsidiaries and (z) factually supportable or (2) otherwise consistent with the definition of Pro Forma Adjustment; (B) when calculating the Net First Lien Leverage Ratio for purposes of the Applicable Cash Percentage, the events that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect; and (C) in determining Pro Forma Compliance with the Net First Lien Leverage Ratio, the Net Senior Secured Leverage Ratio, the Net Total Leverage Ratio or any other incurrence test, in connection with the incurrence (including by assumption or guarantee) of any Indebtedness, (x) the incurrence or repayment of any Indebtedness in respect of the Revolving Credit Facility included in the Net First Lien Leverage Ratio, the Net Senior Secured Leverage Ratio, the Net Senior Secured Leverage Ratio, the Net Total Leverage Ratio or such other incurrence test calculation immediately prior to, or simultaneously with, the event for which the Pro Forma Compliance determination of such ratio or other test is being made, shall be disregarded and (y) the cash proceeds of any Indebtedness shall be excluded from “net” Indebtedness in determining whether such Indebtedness can be incurred (provided that the use of proceeds thereof and any other Pro Forma Adjustments shall be included); provided, further, that with respect to any incurrence of Indebtedness permitted by the provisions of this Agreement in reliance on the pro forma calculation of the Net First Lien Leverage Ratio, the Net Total Leverage Ratio or such other incurrence test calculation, any Indebtedness being incurred (or expected to be incurred) substantially simultaneously or contemporaneously with the incurrence of any such Indebtedness in reliance on any “basket” set forth in this Agreement (including any “baskets” measured as a percentage of Total Assets or LTM Consolidated EBITDA) including under the Revolving Credit Facility or any other revolving credit facility shall be disregarded. In the event any fixed “baskets” are intended to be utilized together with any incurrence-based “baskets” in a single transaction or series of related transactions, (1) compliance with or satisfaction of any applicable financial ratios or tests for the portion of Indebtedness or any other applicable transaction or action to be incurred under any incurrence-based “baskets” shall first be calculated without giving effect to amounts being utilized pursuant to any fixed “baskets”, but giving full pro forma effect to all applicable and related transactions (including, subject to the foregoing with respect to fixed “baskets”, any incurrence and repayments of Indebtedness) and all other permitted Pro Forma Adjustments (except that the incurrence of any Indebtedness under the Revolving Credit Facility or any other revolving credit facility prior to or in connection therewith shall be disregarded), and (2) thereafter, incurrence of the portion of such Indebtedness or other applicable transaction or action to be incurred under any fixed “baskets” shall be calculated.

“Pro rata Share” means, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Loans of such Lender under the applicable Facility or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities and, if applicable and without duplication, Loans under the applicable Facility or Facilities at such time.

“Processing Plants” means the Water Properties of the Loan Parties comprised of any processing or treatment plants or other similar facilities, and any terminals, tankage and loading racks, in each case that are owned or leased from time to time by any Loan Party and used in the business of such Loan Party.

“Projections” has the meaning set forth in Section 6.01(c).

“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Public Lender” has the meaning set forth in Section 6.02.

“Public Offering” shall mean an initial underwritten public offering of the common Equity Interests of the Parent (or any direct or indirect parent entity of the Borrower) pursuant to an effective registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act of 1933, as amended (other than a registration statement on Form S-8 or any successor form).

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to such term in Section 10.26.

“Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Interests.

“Qualified IPO” means the issuance by the Parent (or any direct or indirect parent entity of the Borrower) of common Equity Interests pursuant to a Public Offering.

“Qualified Operator” means any Person that has, directly or through an affiliate, at least three (3) years’ experience conducting Permitted Business Activities or, if such acquiring entity does not meet the foregoing criteria, any person acceptable to the Required Lenders in their reasonable discretion.

“Qualifying Lender” has the meaning set forth in Section 2.04(a)(iv)(D)(3).

“Quarterly Payment Date” means the last Business Day of each March, June, September and December, commencing with the second full fiscal quarter after the Closing Date.

“Ratings Reaffirmation” has the meaning set forth in the definition of “Change of Control”.

“Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned or leased by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto in which such Person has an interest, all improvements and appurtenant fixtures and equipment in which such Person has an interest, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof in which such Person has an interest, in each case excluding Water Systems or Water Properties (in each case, to the extent constituting personal property). Where the Loan Documents refer to Real Property as being owned by a Loan Party, this shall be deemed to include all right, title and interest in Real Property owned or held by such Loan Party (other than leasehold, license, or similar interests), whether by contract or otherwise, including all right, title and interest in Rights of Way.

“Refinanced Debt” has the meaning set forth in the definition of Credit Agreement Refinancing Indebtedness.

“Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrower, (b) the Administrative Agent, (c) each Additional Refinancing Lender and (d) each Lender that agrees to provide any portion of Refinancing Term Loans incurred pursuant thereto, in accordance with Section 2.14.

“Refinancing Series” means all Refinancing Term Loans, Refinancing Term Commitments that are established pursuant to the same Refinancing Amendment (or any subsequent Refinancing Amendment to the extent such Refinancing Amendment expressly provides that the Refinancing Term Loans or Refinancing Term Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and, in the case of Refinancing Term Loans or Refinancing Term Commitments, that provide for the same All-In Yield and amortization schedule.

“Refinancing Term Commitments” means one or more Classes of Term Commitments hereunder that are established to fund Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment.

“Refinancing Term Loans” means one or more Classes of Term Loans hereunder that result from a Refinancing Amendment.

“Register” has the meaning set forth in Section 10.07(d).

“Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule 144A under the Securities Act or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.

“Release” means any spilling, leaking, leaching, pumping, pouring, emitting, escaping, emptying, seeping, discharging, injecting, dumping, depositing, disposing or migrating into or through the Environment.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Pension Plan, other than events for which the thirty (30) day notice period has been waived.

“Repricing Transaction” means the prepayment, refinancing, substitution, or replacement of all or a portion of the Initial Term Loans with the incurrence by the Borrower or any Restricted Subsidiary of any syndicated term loan financing having an All-In Yield (as reasonably determined by the Administrative Agent consistent with generally accepted financial practices) that is less than the All-In Yield (as determined by the Administrative Agent on the same basis) of such Initial Term Loans so repaid, refinanced, substituted or replaced, including without limitation, as may be effected through any amendment, amendment or restatement or other modifications to this Agreement relating to the interest rate for, or weighted average yield of, such Initial Term Loans, in each case the primary purpose of which was to reduce such All-In Yield and other than in connection with (x) a Change of Control, (y) a Qualified IPO or (z) a Transformative Acquisition.

“Request for Credit Extension” means with respect to a Borrowing, continuation or conversion of Term Loans, a Committed Loan Notice.

“Required Class Lenders” means, with respect to any Class on any date of determination, Lenders having more than 50% of the sum of (i) the outstanding Loans under such Class and (ii) the aggregate unused Commitments under such Facility; provided that the unused Commitments of, and the portion of the outstanding Loans under such Class held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Class Lenders; provided, further, that, to the same extent set forth in Section 10.07(l) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Class Lenders.

“Required Facility Lenders” mean, as of any date of determination, with respect to any Facility, Lenders having more than 50% of the sum of (a) the Total Outstandings under such Facility and (b) the aggregate unused Commitments under such Facility; provided that the unused Commitments of, and the portion of the Total Outstandings under such Facility held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of the Required Facility Lenders; provided, further, that, to the same extent set forth in Section 10.07(l) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Facility Lenders.

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings, and (b) aggregate unused Term Commitments and, if applicable, aggregate unused commitments under any Incremental Revolving Facility; provided that the unused Term Commitment or Incremental Revolving Facility of, and the portion of the Total Outstandings held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders; provided, further, that, to the same extent set forth in Section 10.07(l) with respect to determination of Required Lenders, the Loans of any Affiliated Lender shall in each case be excluded for purposes of making a determination of Required Lenders.

“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.

“Responsible Officer” means the chief executive officer, president, vice president, chief financial officer, chief accounting officer, chief legal officer, treasurer or assistant treasurer, manager or other similar officer of a Loan Party (or any direct or indirect parent of Borrower) and, as to any document delivered on the Closing Date or any document similar to any such document, any secretary or assistant secretary of such Loan Party (or any direct or indirect parent of Borrower) and any officer, employee or manager of the applicable Loan Party (or any direct or indirect parent of Borrower) where the signature is included on an incumbency certificate or similar certificate reasonably satisfactory to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer (as defined herein) shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

“Restricted Cash” means cash and Cash Equivalents held by Restricted Subsidiaries that is contractually restricted from being distributed to the Borrower or that is subject to any Lien, other than the Liens created by the Loan Documents, nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), 7.01(k)(i), 7.01(k)(iii), 7.01(m), 7.01(p), 7.01(q), clauses (i) and (ii) of Section 7.01(r), 7.01(y), 7.01(bb) (only to the extent the Obligations are secured by such cash and Cash Equivalents), Section 7.01(cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents), Section 7.01(dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section 7.01(ee) (only to the extent the Obligations are secured by such cash and Cash Equivalents).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s or a Restricted Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” means any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revolving Credit Facility” means: (a) the Existing Revolving Credit Facility; (b) any credit facility consisting of commitments for revolving Indebtedness to be incurred from time to time by the Borrower to be used for working capital and other general corporate purposes of the Loan Parties; provided that, in the case of this clause (b), (i) such revolving Indebtedness is incurred in the form of revolving loans (including swingline loans) or letters of credit; (ii) the terms and conditions of such credit facility are, when taken as a whole, customary for similar debt instruments in light of then-prevailing market conditions (as reasonably determined by the Borrower in good faith); provided, that this clause (ii) shall not be applicable to any facility the terms and conditions of which are substantially similar to the terms set forth in the Existing Revolving Credit Facility; (iii) the representative of the holders of such Indebtedness becomes party to (A) the Junior Lien Intercreditor Agreement (if any) as a “Senior Representative” (or similar term, in each case, as defined in the Junior Lien Intercreditor Agreement), if applicable, and (B) the Collateral Agency and Intercreditor Agreement; and (c) any amendment, restatement, extension, replacement or refinancing of the credit facilities described in the foregoing clauses (a) or (b) that satisfies the conditions of the foregoing clause (b).

“Revolving Facility Administrative Agent” means (a) the Existing Revolving Facility Administrative Agent or (b) any administrative agent under a Revolving Credit Facility, in each case, together with its successors and assigns in such capacity.

“Revolving Lender” means any lender under the Revolving Credit Facility.

“Revolving Obligations” means all obligations under any Revolving Credit Facility with respect to principal and interest on revolving loans, reimbursement obligations in respect of letters of credit, customary expense reimbursement and indemnity obligations and customary obligations in respect of fees, customary treasury management services provided by, and Permitted Commodity and Interest Rate Hedge Agreements, in each case, that are either pari passu with the Initial Term Loans under the Collateral Agency and Intercreditor Agreement, or otherwise designated as “First-Out Obligations” under and in accordance with a Collateral Agency and Intercreditor Agreement and entered into with, Revolving Lenders or their Affiliates, of the Borrower and its Subsidiaries to the extent permitted under Section 7.03(a)(ii), (iii) or (iv).

“Rights of Way” means, collectively, the right-of-way agreements, easements, surface use agreements, servitudes, permits, licenses and other similar access agreements conferring upon a Loan Party the surface or subsurface land use rights in connection with the Water Systems.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Same Day Funds” means immediately available funds.

“Sanction(s)” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government (including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury), the United Nations Security Council, the European Union or His Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country, region or territory which is the subject or target of any Sanctions (which as of the Closing Date includes, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Loan Document Hedge Agreement” means any Permitted Commodity and Interest Rate Hedge Agreement permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Hedge Bank.

“Secured Loan Document Hedge Obligations” means the obligations owed by the Borrower or any Restricted Subsidiary to any Hedge Bank referred to in clauses (a) through (d) of the definition of “Hedge Bank” under any Secured Loan Document Hedge Agreement (excluding, with respect to any Loan Party, Excluded Swap Obligations of such Loan Party).

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lenders, the Supplemental Agents and each co-agent or sub-agent appointed by the Administrative Agent or Collateral Agent from time to time pursuant to Section 9.02.

“Securities Act” means the Securities Act of 1933, as amended.

“Security Agreement” means the Guaranty and Security Agreement dated as of the Closing Date, among the Borrower, certain subsidiaries of the Borrower and the Collateral Agent.

“Security Agreement Supplement” has the meaning set forth in the Security Agreement.

“Similar Business” means (a) any business conducted or proposed to be conducted by the Borrower or any of its Restricted Subsidiaries on the Closing Date, and any reasonable extension thereof, or (b) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to, or a reasonable extension, development or expansion of, the businesses in which the Borrower and its Restricted Subsidiaries are engaged or propose to be engaged on the Closing Date.

“SOFR” means, with respect to any U.S. Government Securities Business Day, a rate per annum equal to the secured overnight financing rate for such U.S. Government Securities Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding U.S. Government Securities Business Day.

“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).

“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.

“SOFR Borrowing” means, as to any Borrowing, the SOFR Loans comprising such Borrowing.

“SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.

“Sold Entity or Business” has the meaning set forth in the definition of the term “Consolidated EBITDA”.

“Solicited Discount Proration” has the meaning set forth in Section 2.04(a)(iv)(D)(3).

“Solicited Discounted Prepayment Amount” has the meaning set forth in Section 2.04(a)(iv)(D)(1).

“Solicited Discounted Prepayment Notice” means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.04(a)(iv)(D) and substantially in the form of Exhibit J-6.

“Solicited Discounted Prepayment Offer” means the irrevocable written offer by each Lender, substantially in the form of Exhibit J-7, submitted following the Administrative Agent’s receipt of a Solicited Discounted Prepayment Notice.

“Solicited Discounted Prepayment Response Date” has the meaning set forth in Section 2.04(a)(iv)(D)(1).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.

“SPC” has the meaning set forth in Section 10.07(i).

“Special Flood Hazard Area” means an area that FEMA’s current flood maps indicate has at least a one percent (1%) chance of a flood equal to or exceeding the base flood elevation (a 100-year flood) in any given year.

“Specified Acquisition” means (i) the acquisition of the Water Property (as defined in the Specified Acquisition Purchase Agreement) pursuant to the Specified Acquisition Purchase Agreement and (ii) the assignment of the Assigned Water Property (as defined in the DK Boyd Assignment) by DBR Land LLC to WaterBridge Stateline LLC.

“Specified Acquisition Purchase Agreement” means that certain Purchase and Sale Contract dated as of February 1, 2024, among DBR Land LLC, as purchaser, and D.K. Boyd and D.K. Boyd Oil and Gas Co., Inc., as seller.

“specified currency” has the meaning set forth in Section 10.24.

“Specified Discount” has the meaning set forth in Section 2.04(a)(iv)(B)(1).

“Specified Discount Prepayment Amount” has the meaning set forth in Section 2.04(a)(iv)(B)(1).

“Specified Discount Prepayment Notice” means a written notice of the Borrower of a Borrower Offer of Specified Discount Prepayment made pursuant to Section 2.04(a)(iv)(B) substantially in the form of Exhibit J-8.

“Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit J-9, to a Specified Discount Prepayment Notice.

“Specified Discount Prepayment Response Date” has the meaning set forth in Section 2.04(a)(iv)(B)(1).

“Specified Discount Proration” has the meaning set forth in Section 2.04(a)(iv)(B)(3).

“Specified Equity Contribution” means any cash contribution to the equity of the Borrower and/or any purchase or investment in an Equity Interest of the Borrower other than, in each case, Disqualified Equity Interests.

“Specified Transaction” means any Investment, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, Subsidiary designation or Incremental Term Loan or other transaction in respect of which the terms of this Agreement require any test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect”.

“Submitted Amount” has the meaning set forth in Section 2.04(a)(iv)(C)(1).

“Submitted Discount” has the meaning set forth in Section 2.04(a)(iv)(C)(1).

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which (a) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (b) more than half of the issued share capital is at the time beneficially owned or (c) the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Subsidiary Guarantor” means any Guarantor other than the Borrower.

“Successor Company” has the meaning set forth in Section 7.04(d).

“Supplemental Agent” has the meaning set forth in Section 9.13(a) and “Supplemental Agents” shall have the corresponding meaning.

“Supported QFC” has the meaning assigned to such term in Section 10.26.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, Commodity Hedge Agreements or Interest Rate Hedge Agreements, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Swap Obligation” means, with respect to any Person, any obligation of such Person to pay or perform under any Swap Contract.

“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“SWD Contracts” means all contracts and agreements now in effect or hereafter entered into for the sale, purchase, marketing, exchange, processing, treating, compressing, handling, storing, transporting, transmitting, disposing, injecting, or gathering of Oil and Gas Waste.

“Taxes” has the meaning set forth in Section 3.01(a).

“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to Term SOFR.

“Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Term Benchmark Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01.

“Term Commitment” means, as to each Lender, its obligation to make a Term Loan to the Borrower hereunder in an aggregate amount not to exceed the amount set forth (a) opposite such Lender’s name in Schedule 1.01A under the caption “Term Commitment” or (b) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such commitment may be (i) reduced from time to time pursuant to Section 2.05 and (ii) reduced or increased from time to time pursuant to (A) assignments by or to such Lender pursuant to an Assignment and Assumption, (B) an Incremental Amendment, (C) a Refinancing Amendment or (D) an Extension. The initial aggregate amount of the Term Commitment is $575,000,000.

“Term Lender” means a Lender with a Term Commitment or an outstanding Term Loan.

“Term Loan Extension Request” has the meaning set forth in Section 2.15(a).

“Term Loan Extension Series” has the meaning provided in Section 2.15(a).

“Term Loan Increase” has the meaning provided in Section 2.13(a).

“Term Loans” means, individually or collectively, the Initial Term Loans, the Incremental Term Loans, the Refinancing Term Loans or the Extended Term Loans, as the context may require.

“Term Note” means a promissory note of the Borrower payable to any Lender or its registered assigns, in substantially the form of Exhibit B hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from the Term Loans made by such Lender.

“Term SOFR” means

(a) for any calculation with respect to a SOFR Loan, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day, and

(b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Base Rate Term SOFR Determination

Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day;

provided, further, that if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor.

“Term SOFR Administrator” means the CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion).

“Term SOFR Loan” means a Loan that bears interest at a rate based on Term SOFR.

“Term SOFR Reference Rate” means the rate per annum determined by the Administrative Agent as the forward-looking term rate based on SOFR.

“Termination Date” the date that all the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in cash.

“Test Period” means, for any date of determination under this Agreement, the latest four (4) consecutive fiscal quarters of the Borrower, for which financial statements have been delivered to the Administrative Agent on or prior to the Closing Date and/or for which financial statements are required to be delivered pursuant to Section 6.01, as applicable.

“Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a consolidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Audited Financial Statements.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans.

“Transaction Expenses” means any fees or expenses incurred or paid by the Borrower or any of its (or their) Subsidiaries in connection with the Specified Acquisition, the Transactions (including expenses in connection with hedging transactions related to the Facilities and any original issue discount or upfront fees), this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby.

“Transactions” means, collectively, (a) the funding of the Initial Term Loans and the execution and delivery of Loan Documents entered into on the Closing Date, (b) the execution of the documents evidencing the amendments to the Existing Revolving Credit Facility to occur on the Closing Date and the incurrence of loans thereunder (if any) on the Closing Date and (c) the payment of Transaction Expenses, if any.

“Transformative Acquisition” means any acquisition or Investment by the Borrower or any Restricted Subsidiary that either (a) is not permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or Investment or (b) if permitted by the terms of this Agreement immediately prior to the consummation of such acquisition or Investment, would not provide the Borrower and its Restricted Subsidiaries with adequate flexibility under this Agreement for the continuation and/or expansion of the combined operations of the business following such consummation, as determined by the Borrower in good faith.

“Type” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to any Term Benchmark, SOFR or Base Rate.

“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“Unaudited Financial Statements” means the unaudited consolidated balance sheets and the related unaudited consolidated statements of income and cash flow for the Borrower for the fiscal quarter ended March 31, 2024.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral.

“United States” or “U.S.” means the United States of America.

“United States Tax Compliance Certificate” means a certificate substantially in the form of Exhibits I-1, I-2, I-3 and I-4 hereto, as applicable.

“Unrestricted Subsidiary” means (a) any Subsidiary of the Borrower designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date and (b) any Subsidiary of an Unrestricted Subsidiary.

“USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 10756, as amended or modified from time to time.

“U.S. Government Securities Business Day” means any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities

“U.S. Person” means any Person that is a “United States Person” (as defined in Section 7701(a)(30) of the Code).

“U.S. Special Resolution Regime” has the meaning assigned to such term in Section 10.26.

“Water Properties” means all tangible and intangible assets and property used by the Loan Parties in, or in connection with, gathering, treating, processing, transporting, distributing, injecting, disposing and storing water and/or Oil and Gas Waste, including all Water Systems, Disposal Permits, Disposal Wells, SWD Contracts, Processing Plants, Deeds and Rights of Way and any other real or personal property interests related thereto.

“WaterBridge Consolidated Group” means, collectively, (a) the Borrower (or any applicable direct or indirect parent entity of the Borrower) and its Subsidiaries and (b) WaterBridge Operating (or any applicable direct or indirect parent entity of WaterBridge Operating) and its Subsidiaries.

“WaterBridge Operating” means WaterBridge Operating LLC, a Delaware limited liability company.

“Water Systems” means any pipeline, gathering, supply, treatment, processing, transportation, distribution, injection, disposal, recycling or storage systems for water and/or Oil and Gas Waste that are owned or leased from time to time by any Loan Party and used in the business of such Loan Party.

“WBR Specified Preferred Equity” means the Series A Units (including all PIK Units and Step-Up PIK Units) issued and outstanding from time to time pursuant to the Sixth Amended and Restated Limited Liability Company Agreement of WaterBridge Equity Finance LLC dated as of September 14, 2023, as amended, restated, or otherwise modified from time to time.

“WBR Specified Transaction” means the merger, consolidation or other combination of the Borrower and its Subsidiaries (or a direct or indirect parent entity of the Borrower) on the one hand, and WaterBridge Operating and its Subsidiaries (or a direct or indirect parent of the WaterBridge Operating) on the other hand.

“WBR Specified Transaction Conditions” means (i) WaterBridge Operating is directly or indirectly majority owned and controlled by the Investors, (ii) no Default or Event of Default has occurred and is continuing or would result from the WBR Specified Transaction, (iii) the Borrower shall have provided the Lenders with any KYC documentation reasonably requested by the Lenders in connection with the WBR Specified Transaction, (iv) the WBR Specified Transaction is on terms no less favorable to the Borrower than terms the Borrower would have received in a transaction with an unaffiliated third party as determined in good faith by the Borrower’s board of directors, (v) the WBR Specified Transaction occurs not more than 2 years after the Closing Date and (vi) the Borrower shall have delivered a certificate to the Administrative Agent certifying as to the Net First Lien Leverage Ratio on a Pro Forma Basis after giving effect to such WBR Specified Transaction, which certificate shall be utilized for determining the Applicable Rate immediately following the consummation thereof.

“WBR Specified Transaction Pari Facility” means, to the extent assumed by the Borrower in connection with the consummation of the WBR Specified Transaction, Incremental Equivalent Debt that is pari passu to the Term Loans including, without limitation, the Credit Agreement dated as of June 21, 2019 by and among WaterBridge Midstream Operating LLC, as borrower, Barclays Bank PLC, as administrative agent, Truist Bank, as collateral agent, and the lenders from time to time party thereto, as the same may be amended, restated, modified, refinanced or replaced.

“WBR Specified Transaction Pari Loans” means loans outstanding under the WBR Specified Transaction Pari Facility.

“Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness.

“wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualifying shares and (y) shares issued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person.

“Withholding Agent” means the Borrower, any Guarantor under any Loan Document and the Administrative Agent.

“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.

“Yield Differential” has the meaning set forth in Section 2.13(e)(iv).

Section 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) The words “herein”, “hereto”, “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(d) The term “including” is by way of example and not limitation.

(e) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(f) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including”.

(g) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

(h) Notwithstanding anything in this Agreement or any Loan Document to the contrary, when (i) calculating any applicable ratio or LTM Consolidated EBITDA (other than any such calculation as set forth in any provision of Section 7.06) in connection with the making of an acquisition or the making of an Investment, (ii) determining compliance with any provision of this Agreement which requires that no Default or Event of Default has occurred, is continuing or would result therefrom (other than any provision of Section 7.06), (iii) determining compliance with any provision of this Agreement which requires compliance with any representations and warranties set forth herein (other than any provision of Section 7.06) or (iv) determining the satisfaction of all other conditions precedent to the making of an acquisition or the making of an Investment, with respect to each of clauses (i) through (iv), in connection with a Limited Condition Acquisition, the date of determination of such ratio or other provisions, determination of whether any Default or Event of Default has occurred, is continuing or would result therefrom, determination of compliance with any representations or warranties or the satisfaction of any other conditions shall, at the option of the Borrower (the Borrower’s election to exercise such option in connection with any Limited Condition Acquisition, an “LCA Election”, which LCA Election may be in respect of one or more of clauses (i), (ii), (iii) and (iv) above), be deemed to be the date the definitive agreements (or other relevant definitive documentation) for such Limited Condition Acquisition are entered into (the “LCA Test Date”). If on a Pro Forma Basis after giving effect to such Limited Condition Acquisition and the other transactions to be entered into in connection therewith, with such ratios and other provisions calculated as if such Limited Condition Acquisition or other transactions had occurred at the beginning of the most recent Test Period ending prior to the LCA Test Date, the Borrower could have taken such action on the relevant LCA Test Date in compliance with the applicable ratios or other provisions, such provisions shall be deemed to have been complied with, unless an Event of Default pursuant to Section 8.01(a), or, solely with respect to the Borrower, Section 8.01(f) or (g) shall be continuing on the date such Limited Condition Acquisition is consummated. For the avoidance of doubt, (A) if, following the LCA Test Date, any of such ratios or other provisions are exceeded or breached as a result of fluctuations in such ratio (including due to fluctuations in LTM Consolidated EBITDA or other components of such ratio) or other provisions at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded or failed to have been satisfied as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (B) such ratios and compliance with such conditions shall not be tested at the time of consummation of such Limited Condition Acquisition or related transactions, unless, other than if an Event of Default pursuant to Section 8.01(a), or, solely with respect to the Borrower, Section 8.01(f) or (g), shall be continuing on such date, the Borrower elects, in its sole discretion, to test such ratios and compliance with such conditions on the date such Limited Condition Acquisition or related transactions is consummated. If the Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio, basket availability or compliance with any other provision hereunder (other than actual compliance with the Financial Performance Covenant) on or following the relevant LCA Test Date and prior to the earliest of the date on which such Limited Condition Acquisition is consummated, the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition or the date the Borrower makes an election pursuant to clause (B) of the immediately preceding sentence, any such ratio, basket or compliance with any other provision hereunder shall be calculated on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith had been consummated on the LCA Test Date. Notwithstanding anything in this Agreement or any Loan Document to the contrary, if the Borrower or its

Restricted Subsidiaries (x) incurs Indebtedness or issues Disqualified Equity Interests, creates Liens, makes Dispositions, makes Investments, or designates any Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary or repays any Indebtedness or Disqualified Equity Interests in connection with any Limited Condition Acquisition under a ratio-based basket and (y) in each case, in the same covenant incurs Indebtedness, issues Disqualified Equity Interests, creates Liens, makes Dispositions, Investments, designates any Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary or repays any Indebtedness or Disqualified Equity Interests in connection with such Limited Condition Acquisition under a non-ratio-based basket, then the applicable ratio will be calculated with respect to any such action under the applicable ratio-based basket without regard to any such action under such non-ratio-based basket made in connection with such Limited Condition Acquisition. For the avoidance of doubt, this Section 1.02(h) shall not apply to any determination of whether the condition in Section 4.02(a) is satisfied, except as specifically provided in Section 2.13(e).

(i) Any reference herein to a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, limited partnership or trust, or an allocation of assets to a series of a limited liability company, limited partnership or trust (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, consolidation, assignment, sale or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company, limited partnership or trust shall constitute a separate Person hereunder (and each division of any limited liability company, limited partnership or trust that is a Subsidiary, Restricted Subsidiary, Unrestricted Subsidiary, joint venture or any other like term shall also constitute such a Person or entity).

Section 1.03 Accounting Terms.

(a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP.

(b) Notwithstanding anything to the contrary herein, for purposes of determining compliance with any test or covenant contained in this Agreement with respect to any period during which any Specified Transaction occurs, the Debt Service Coverage Ratio, Net First Lien Leverage Ratio, Net Senior Secured Leverage Ratio and Net Total Leverage Ratio shall be calculated with respect to such period and such Specified Transaction on a Pro Forma Basis.

Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number).

Section 1.05 References to Agreements, Laws, Etc. Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted, or not otherwise prohibited, by the Loan Documents; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

Section 1.07 Timing of Payment or Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediately succeeding Business Day.

Section 1.08 Negative Covenant Compliance. For purposes of determining whether the Borrower and its Restricted Subsidiaries comply with any exception to Article VII (other than the Financial Performance Covenant) where compliance with any such exception is based on a financial ratio or metric being satisfied as of a particular point in time, it is understood that (a) compliance shall be measured at the time when the relevant event is undertaken, as such financial ratios and metrics are intended to be “incurrence” tests and not “maintenance” tests, (b) correspondingly, any such ratio and metric shall only prohibit the Borrower and its Restricted Subsidiaries from creating, incurring, assuming, suffering to exist or making, as the case may be, any new, for example, Liens, Indebtedness or Investments, but shall not result in any previously permitted, for example, Liens, Indebtedness or Investments ceasing to be permitted hereunder and (c) in the case of Designated Revolving Commitments, on the date such Designated Revolving Commitments are established, such Designated Revolving Commitments will be deemed an incurrence of Indebtedness (and any associated Liens) on such date and will be deemed outstanding for purposes of calculating the availability of any applicable financial ratio or metric hereunder on such date after giving pro forma effect to the incurrence of the entire committed amount of the Indebtedness thereunder (but without netting any proceeds thereof), in which case such committed amount under such Designated Revolving Commitments may thereafter be borrowed and reborrowed, in whole or in part, from time to time, without further compliance with such financial ratio or metric. For avoidance of doubt, with respect to determining whether the Borrower and its Restricted Subsidiaries comply with any negative covenant in Article VII (other than the Financial Performance Covenant), to the extent that any obligation or transaction could be attributable to more than one exception to any such negative covenant, the Borrower may elect to categorize all or any portion of such obligation or transaction to any one or more exceptions to such negative covenant that permit such obligation or transaction.

Section 1.09 Rates. The Administrative Agent does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Base Rate, any Term Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Base Rate, any Term Benchmark, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of the Base Rate, any Term Benchmark, SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Base Rate, any Term Benchmark, or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

Article II
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01 The Loans. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make to the Borrower on the Closing Date Initial Term Loans denominated in Dollars in an aggregate amount not to exceed the amount of such Term Lender’s Term Commitment. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Initial Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. The Initial Term Loans made on the Closing Date will be funded with an original issue discount of 1.00% (it being agreed that the Borrower shall be obligated to repay 100% of the principal amount of each such Initial Term Loan and interest shall accrue on 100% of the principal amount of such Initial Term Loan, in each case as provided herein).

Section 2.02 Borrowings, Conversions and Continuations of Loans.

(a) Each Term Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of Term Benchmark Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which shall be given by a written Committed Loan Notice. Each such notice must be received by the Administrative Agent not later than not later than 12:00 p.m. (New York City time) (i) in the case of a Term Benchmark Borrowing, continuation of Term Benchmark Loans or any conversion of Base Rate Loans to Term Benchmark Loans, three (3) Business Days prior to the date of the requested Borrowing, or (ii) in the case of a Borrowing of Base Rate Loans, on the date of the requested Borrowing. Except as provided in Section 2.13(f), each Borrowing of, conversion to or continuation of Term Benchmark Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $500,000, in excess thereof. Except as provided in Section 2.13(g) or the last sentence of this paragraph, each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof. Each Committed Loan Notice shall specify (i) whether the Borrower is requesting a Term Borrowing (and, if applicable, the Class of such Borrowing), a conversion of Term Loans from one Type to the other, or a continuation of Term Benchmark Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (v) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, converted to, or continued as, Term Benchmark Loans with an Interest Period of one (1) month. Any such automatic conversion to, or continuation as, Term Benchmark Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term Benchmark Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term Benchmark Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one (1) month.

(b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Term Benchmark Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. Except as otherwise provided in the following sentence, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent by wire transfer of such funds in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. Except as otherwise provided herein, a Term Benchmark Loan may be continued or converted only on the last day of an Interest Period for such Term Benchmark Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the existence of a Payment or Bankruptcy Default, the Administrative Agent shall, at the direction of the Required Lenders, require that no Loans may be converted to or continued as Term Benchmark Loans.

(c) The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Term Benchmark Loans upon determination of such interest rate. The determination of the Term Benchmark by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in the Prime Rate used in determining the Base Rate promptly following the announcement of such change.

(d) After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect; provided that after the establishment of any new Class of Loans pursuant to an Incremental Amendment, Refinancing Amendment or Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(d) shall increase by three (3) Interest Periods for each applicable Class so established.

(e) The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing or make any other payment obligation under the Loan Documents.

Section 2.03 [Reserved].

Section 2.04 Prepayments.

(a) Optional.

(i) The Borrower may, subject to clause (ii) below, upon irrevocable written notice to the Administrative Agent by the Borrower, at any time or from time to time voluntarily prepay Loans of any Class in whole or in part without premium or penalty (subject to Section 2.04(a)(iii)); provided that (A) such notice must be received by the Administrative Agent not later than 1:00 p.m. New York City time (1) three (3) Business Days prior to any date of prepayment of Term Benchmark Loans, and (2) one (1) Business Day prior to any date of prepayment of Base Rate Loans; (B) any prepayment of Term Benchmark Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $500,000 in excess thereof; and (C) any prepayment of Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Class(es) and Type(s) of Loans and the order of Borrowing(s) to be prepaid. The Administrative Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Term Benchmark Loan shall be accompanied by all accrued interest thereon to such date, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.04(a), the Borrower may in its sole discretion select the

Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro rata Shares or other applicable share as provided for under this Agreement.

(ii) Subject to the payment of any amounts owing pursuant to Section 3.05, the Borrower may rescind any notice of prepayment under Section 2.04(a)(i) if such prepayment would have resulted from a refinancing of all or a portion of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. Each prepayment of any Class of Term Loans pursuant to this Section 2.04(a) shall be applied in an order of priority to repayments thereof required pursuant to Section 2.06(b) as directed by the Borrower (which may be applied to any specific Class, tranche or facility of Indebtedness) and, absent such direction, shall be applied in direct order of maturity to repayments thereof required pursuant to Section 2.06(b).

(iii) In the event that, on or prior to the date that is six (6) months following the Closing Date, the Borrower (x) prepays, refinances, substitutes, or replaces any Term Loans pursuant to a Repricing Transaction, or (y) effects any amendment, amendment and restatement, or other modification of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (1) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Term Loans so prepaid, refinanced, substituted, or replaced and (2) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Term Loans amended or otherwise modified pursuant to such amendment. If, on or prior to the six-month anniversary of the Closing Date, any Lender that is a Non-Consenting Lender and is replaced pursuant to Section 3.07(a) in connection with any amendment, amendment and restatement, or other modification of this Agreement resulting in a Repricing Transaction, such Lender (and not any Person who replaces such Lender pursuant to Section 3.07(a)) shall receive its pro rata Share (as determined immediately prior to it being so replaced) of the prepayment premium or fee described in the preceding sentence. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction.

(iv) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, any Company Party may prepay the outstanding Term Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such prepayment) (or the Borrower or any of its Subsidiaries may purchase such outstanding Term Loans and immediately cancel them) on the following basis:

(A) Any Company Party shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Discounted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.04(a)(iv); provided that no Company Party shall initiate any action under this Section 2.04(a)(iv) in order to make a Discounted Term Loan Prepayment unless (1) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Company Party on the applicable Discounted Prepayment Effective Date; or (2) at least three (3) Business Days shall have passed since the date the Company Party was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower Solicitation of Discounted Prepayment Offers, the date of any Company Party’s election not to accept any Solicited Discounted Prepayment Offers.

(B)

(1) Subject to the proviso to subsection (A) above, any Company Party may from time to time offer to make a Discounted Term Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; provided that (a) any such offer shall be made available, at the sole discretion of the Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (b) any such offer shall specify the aggregate principal amount offered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each applicable tranche, the tranche or tranches of Term Loans subject to such offer and the specific percentage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.04(a)(iv)(B)), (c) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than, in the case of Term Benchmark Loans, $1,000,000 and whole increments of $1,000,000 in excess thereof and, in the case of Base Rate Loans, $1,000,000 and whole increments of $250,000 in excess thereof, and (d) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. (New York City time), on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”).

(2) Each Term Lender receiving such offer shall notify the Auction Agent (or its delegate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrevocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have declined to accept the applicable Borrower Offer of Specified Discount Prepayment.

(3) If there is at least one Discount Prepayment Accepting Lender, the relevant Company Party will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the “Specified Discount Proration”). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (i) the relevant Company Party of the respective Term Lenders’ responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (ii) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date, and (iii) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Company Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C)

(1) Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Discount Range Prepayment Notice; provided that (i) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (ii) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the “Discount Range Prepayment Amount”), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the “Discount Range”) of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by such Company Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.04(a)(iv)(C)), (iii) the Discount Range Prepayment Amount shall be in an aggregate amount not less than, in the case of Term Benchmark Loans, $1,000,000 and whole increments of $1,000,000 in excess thereof and, in the case of Base Rate Loans, $1,000,000 and whole increments of $250,000 in excess thereof, and (iv) each such solicitation by a Company Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the “Discount Range Prepayment Response Date”). Each Term Lender’s

Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the “Submitted Discount”) at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender’s Term Loans (the “Submitted Amount”) such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Company Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the “Applicable Discount”) which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (i) the Discount Range Prepayment Amount and (ii) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a “Participating Lender”).

(3) If there is at least one Participating Lender, the relevant Company Party will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender’s Discount Range Prepayment Offer at the Applicable Discount; provided that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than or equal to the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the “Identified Participating Lenders”) shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Discount Range Proration”). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (i) the relevant Company Party of the respective Term Lenders’ responses to such solicitation, the

Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (ii) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (iii) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (iv) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D)

(1) Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days’ notice in the form of a Solicited Discounted Prepayment Notice; provided that (i) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Lender with respect to any Class of Term Loans on an individual tranche basis, (ii) any such notice shall specify the maximum aggregate amount of the Term Loans (the “Solicited Discounted Prepayment Amount”) and the tranche or tranches of Term Loans the applicable Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section 2.04(a)(iv)(D)), (iii) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than, in the case of Term Benchmark Loans, $1,000,000 and whole increments of $1,000,000 in excess thereof and, in the case of Base Rate Loans, $1,000,000 and whole increments of $250,000 in excess thereof, and (iv) each such solicitation by a Company Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m. (New York City time), on the third Business Day after the date of delivery of such notice to such Term Lenders (the “Solicited Discounted Prepayment Response Date”). Each Term Lender’s Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the “Offered Discount”) at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and tranches of such Term Loans (the “Offered Amount”) such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2) The Auction Agent shall promptly provide the relevant Company Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Company Party shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Company Party (the “Acceptable Discount”), if any. If the Company Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Company Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the “Acceptance Date”), the Company Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Company Party by the Acceptance Date, such Company Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the “Discounted Prepayment Determination Date”), the Auction Agent will determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the “Acceptable Prepayment Amount”) to be prepaid by the relevant Company Party at the Acceptable Discount in accordance with this Section 2.04(a)(iv)(D). If the Company Party elects to accept any Acceptable Discount, then the Company Party agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Prepayment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Acceptable Discount (each such Lender, a “Qualifying Lender”). The Company Party will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggregate principal amount and of the tranches specified in such Lender’s Solicited Discounted Prepayment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepayment Determination

Date, the Auction Agent shall promptly notify (i) the relevant Company Party of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (ii) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Prepayment Amount of all Term Loans and the tranches to be prepaid at the Applicable Discount on such date, (iii) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (iv) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to such Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(E) In connection with any Discounted Term Loan Prepayment, the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Company Party in connection therewith.

(F) If any Term Loan is prepaid in accordance with subsections (B) through (D) above, a Company Party shall prepay such Term Loans on the Discounted Prepayment Effective Date. The relevant Company Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available funds not later than 11:00 a.m. (New York City time) on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro-rata basis across such installments. The Term Loans so prepaid shall be accompanied by all accrued and unpaid interest on the par principal amount so prepaid up to, but not including, the Discounted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.04(a)(iv) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective Pro rata Share. The aggregate principal amount of the tranches and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. In connection with each prepayment pursuant to this Section 2.04(a)(iv), the relevant Company Party shall waive any right to bring any action against the Administrative Agent, in its capacity as such, in connection with any such Discounted Term Loan Prepayment.

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.04(a)(iv), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the applicable Borrower.

(H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.04(a)(iv), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon Auction Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day.

(I) Each of the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.04(a)(iv) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of duties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.04(a)(iv) as well as activities of the Auction Agent.

(J) Each Company Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and rescind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Company Party to make any prepayment to a Lender, as applicable, pursuant to this Section 2.04(a)(iv) shall not constitute a Default or Event of Default under Section 8.01 or otherwise).

(b) Mandatory.

(i) Within five (5) Business Days after financial statements have been (or are required to have been) delivered pursuant to Section 6.01(a) (commencing with the fiscal year ending December 31, 2025) and the related Compliance Certificate has been (or is required to have been) delivered pursuant to Section 6.02(a), (the “ECF Date”), the Borrower shall cause to be offered to be prepaid in accordance with clauses (b)(v) and (viii) below, an aggregate principal amount of Initial Term Loans in an amount equal to the Applicable Cash Percentage of Excess Cash Flow, if any, for the fiscal year covered by such financial statements minus the sum of (A) all voluntary prepayments, repurchases, or redemptions of Term Loans made during such fiscal year or within ninety (90) days thereafter (including, in the case of Term Loans prepaid pursuant to open-market purchases pursuant to Section 10.07(l), the actual purchase price paid in cash pursuant to such purchase) (excluding prepayments, repurchases, or redemptions to the extent funded with the proceeds of long-term funded indebtedness), (B) all voluntary prepayments, repurchases, or redemptions of the loans under the Revolving Credit Facility during such fiscal year or within ninety (90) days thereafter to the extent the commitments in respect thereof are permanently reduced by the amount of such payments (excluding prepayments, repurchases, or redemptions to the extent funded with the proceeds of long-term funded indebtedness), and (C) all voluntary prepayments, repurchases, or redemptions of any Incremental Equivalent First Lien Debt or Credit Agreement Refinancing Indebtedness during such fiscal year or within ninety (90) days thereafter, in the case of each of clause (A), (B) and (C) above, to the extent secured on a pari passu basis with the Initial Term Loans and prepaid, repurchased or redeemed on a pro rata basis or less than pro rata basis with the Initial Term Loans (and in the case of any revolving credit facilities, to the extent accompanied by a permanent reduction of the corresponding commitment) (excluding prepayments, repurchases, or redemptions to the extent funded with the proceeds of long-term funded Indebtedness), in the case of each of the immediately preceding clauses (A) through (C), without duplication of any deduction from Excess Cash Flow in any prior period; provided that prepayments pursuant to Section 2.04(b)(i) shall only be required if the amount of Excess Cash Flow for such fiscal year is greater than $5,000,000; provided that, if at the time that any such prepayment would be required, the Borrower is required to offer to repurchase or make a payment with respect to Other Applicable Indebtedness (as defined below) with Excess Cash Flow (and such Other Applicable Indebtedness has substantially equivalent reciprocal provisions permitting the ratable payment of the Initial Term Loans), then the Borrower may apply such Excess Cash Flow on a pro rata basis to the Initial Term Loans and Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Initial Term Loans and Other Applicable Indebtedness); provided, further, that (x) the portion of such Excess Cash Flow allocated to the Other Applicable Indebtedness shall not exceed the amount of such Excess Cash Flow required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Excess Cash Flow shall be allocated to the Initial Term Loans in accordance with the terms hereof to the prepayment of the Initial Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Initial Term Loans that would have otherwise been required pursuant to this Section 2.04(b)(i) shall be reduced accordingly and (y) to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Initial Term Loans in accordance with the terms hereof.

(ii) If the Borrower or any Restricted Subsidiary receives Net Proceeds from any Disposition or any Casualty Event occurs which results in the realization or receipt by the Borrower or any Restricted Subsidiary of Net Proceeds, subject to the reinvestment rights specified in the definition of “Net Proceeds”, the Borrower shall offer to prepay (or cause to be offered to be prepaid) in accordance with Section 2.04(b)(v) and (viii) below, on or prior to the date which is ten (10) Business Days after the date of the realization or receipt by the Borrower or any Restricted Subsidiary of such Net Proceeds, subject to Section 2.04(b)(viii) below, an aggregate principal amount of Term Loans in an amount equal to 100% of the Net Proceeds received; provided that if at the time that any such prepayment would be required, the Borrower is required to offer to repurchase or make a payment with respect to any Indebtedness outstanding at such time that is secured by a Lien on the Collateral ranking pari passu with the Lien securing the Term Loans pursuant to the terms of the documentation governing such Indebtedness (or any Permitted Refinancing thereof that is secured on a pari passu basis with the Obligations) with such Net Proceeds (such Indebtedness required to be offered to be so repurchased or required to be paid, “Other Applicable Indebtedness”), then the Borrower may apply such Net Proceeds on a pro rata basis (to the Term Loan and Other Applicable Indebtedness determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time); provided, further, that (x) the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Proceeds to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Net Proceeds shall be allocated to the Term Loans in accordance with the terms hereof to the prepayment of the Term Loans, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.04(b)(ii) shall be reduced accordingly and (y) to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof.

(iii) If the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness after the Closing Date (other than Indebtedness not prohibited under Section 7.03 (excluding Indebtedness incurred pursuant to Section 7.03(t))), the Borrower shall cause to be offered to be prepaid in accordance with Section 2.04(b)(v) below an aggregate principal amount of Term Loans in an amount equal to 100% of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds; provided that if at the time that any such prepayment would be required, the Borrower is required to offer to repurchase any Other Applicable Indebtedness with the Net Proceeds of such Indebtedness, then the Borrower may apply such Net Proceeds on a pro rata basis to the Term Loans and Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable Indebtedness at such time); provided, further, that (A) the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such Net Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof, and the remaining amount, if any, of such Net Proceeds shall be allocated to the Term Loans in accordance with the terms hereof to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Section 2.04(b)(iii) shall be reduced accordingly and (B) to the extent the holders of Other Applicable Indebtedness decline to have such indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof.

(iv) [Reserved.]

(v) Except with respect to Loans incurred in connection with any Refinancing Amendment, Term Loan Extension Request, or any Incremental Amendment (which may be prepaid on a less than pro rata basis in accordance with its terms), (A) each prepayment of Term Loans pursuant to this Section 2.04(b) shall be applied as between series, Classes or tranches of Term Loans on a pro rata basis, unless otherwise required by this Agreement or as directed by the Borrower to the extent not otherwise prohibited by this Agreement (provided that (1) any prepayment of Term Loans with the Net Proceeds of Credit Agreement Refinancing Indebtedness shall be applied solely to each applicable Class of Refinanced Debt, (2) any Class of Incremental Term Loans may specify that one or more other Classes of Term Loans and Incremental Term Loans may be prepaid prior to such Class of Incremental Term Loans and (3) no prepayment of Term Loans may be directed to a later maturing Class of Term Loans without at least a pro rata repayment of any related earlier maturing Classes); (B) with respect to each Class of Term Loans, each prepayment pursuant to clauses (i) through (iii) of this Section 2.04(b) shall be applied to the scheduled installments of principal thereof following the date of prepayment pursuant to Section 2.06(b) in direct order of maturity (without premium or penalty except as expressly contemplated by Section 2.04(a)(iii)); and (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro rata Shares of such prepayment.

(vi) The Borrower shall notify the Administrative Agent in writing of any mandatory prepayment of Term Loans required to be made pursuant to clauses (ii) and (iii) of this Section 2.04(b) at least four (4) Business Days prior to the date of such prepayment (or such shorter time as the Administrative Agent may agree). Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the amount of such prepayment. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro rata Share of the prepayment.

(vii) Funding Losses, Etc. All prepayments of Loans under this Section 2.04 shall be accompanied by all accrued and unpaid interest thereon to such date and, in the case of any such prepayment of a Term Benchmark Loan on a date other than the last day of an Interest Period therefor, any amounts owing in respect of such Term Benchmark Loan pursuant to Section 3.05.

(viii) Term Opt-out of Prepayment. With respect to each prepayment of Term Loans required pursuant to Sections 2.04(b)(i) or (ii), (A) the Borrower will, not later than the date specified in Sections 2.04(b)(i) or (ii) for offering to make such prepayment, give the Administrative Agent written notice requesting that the Administrative Agent provide notice of such offer of prepayment to each Lender of Term Loans, (B) the Administrative Agent shall provide notice of such offer of prepayment to each Lender of Term Loans, (C) each Lender of Term Loans will have the right to refuse such offer of prepayment by giving written notice of such refusal to the Administrative Agent within one (1) Business Day after such Lender’s receipt of notice from the Administrative Agent of such offer of prepayment (such refused amounts, the “Declined Proceeds”), and (D) the Borrower shall make all such prepayments (other than Declined Proceeds) promptly thereafter.

(ix) In connection with any mandatory prepayments by the Borrower of the Term Loans pursuant to this Section 2.04(b), such prepayments shall be applied on a pro rata basis to the then outstanding Term Loans of the applicable Class or Classes being prepaid irrespective of whether such outstanding Term Loans are Base Rate Loans or Term Benchmark Loans; provided that if no Lenders exercise the right to waive a given mandatory prepayment of the Term Loans pursuant to Section 2.04(b)(viii), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment within any tranche of Term Loans shall be applied first to Term Loans of such tranche that are Base Rate Loans to the full extent thereof before application to Term Loans of such tranche that are Term Benchmark Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 3.05.

(x) Foreign Dispositions, Casualty Events, Excess Cash Flow. Notwithstanding any other provisions of this Section 2.04, (A) to the extent that any or all of the Net Proceeds of any Disposition or Casualty Event of any assets or property of a Foreign Subsidiary (“Foreign Disposition”) or Excess Cash Flow attributable to Foreign Subsidiaries are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Section 2.04 but only so long as the applicable local law will not permit repatriation by the Foreign Subsidiary to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions reasonably required by the applicable local law to permit such repatriation), and once such repatriation of any of such affected Net Proceeds or Excess Cash Flow that, in each case, would otherwise be required to be used to make an offer of prepayment pursuant to Sections 2.04(b)(i) or 2.04(b)(ii), is permitted under the applicable local law, the Borrower shall be required to promptly prepay the Term Loans (net of additional taxes payable or reserved against as a result thereof) pursuant to this Section 2.04 and (B) to the extent that the Borrower has reasonably determined in good faith that repatriation of any of or all the Net Proceeds of any Foreign Disposition or Foreign Subsidiary’s Excess Cash Flow would have material adverse tax cost consequences to the Borrower, any direct or indirect parent entity of the Borrower, or any of the Borrower’s direct or indirect Subsidiaries with respect to such Net Proceeds or Excess Cash Flow, the Borrower shall be required to promptly prepay the Term Loans (net of additional taxes payable or reserved against as a result thereof as if such Net Proceeds or Excess Cash Flow had been repatriated) pursuant to this Section 2.04.

Section 2.05 Termination or Reduction of Commitments.

(a) Optional. The Borrower may, upon irrevocable written notice to the Administrative Agent, terminate the unused Commitments of any Class, or from time to time permanently reduce the unused Commitments of any Class, in each case without premium or penalty; provided that (i) any such notice shall be received by the Administrative Agent three (3) Business Days prior to the date of termination or reduction and (ii) any such partial reduction shall be in a minimum aggregate amount of $1,000,000, as applicable, or any whole multiple of $100,000, in excess thereof. Notwithstanding the foregoing, the Borrower may rescind or postpone any notice of termination of the Commitments if such termination would have resulted from a refinancing of all of the applicable Facility, which refinancing shall not be consummated or otherwise shall be delayed.

(b) Mandatory. The Term Commitment of each Lender shall be automatically and permanently terminated upon the funding of the Initial Term Loans to be made by it on the Closing Date.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Appropriate Lenders of any termination or reduction of the unused Commitments of any Class under this Section 2.05. Upon any reduction of unused Commitments of any Class, the Commitment of each Lender of such Class shall be reduced by such Lender’s Pro rata Share of the amount by which such Commitments are reduced (other than the termination of the Commitment of any Lender as provided in Section 3.07). All commitment fees, if any, accrued until the effective date of any termination of the Aggregate Commitments shall be paid on the effective date of such termination.

Section 2.06 Repayment of Loans.

(a) [Reserved].

(b) Initial Term Loans. The Borrower shall repay in cash to the Administrative Agent for the ratable account of the Appropriate Lenders (i) on each Quarterly Payment Date commencing with the second full fiscal quarter after the Closing Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the Initial Term Loans outstanding on the Closing Date and (ii) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; provided that payments required by Section 2.06(b)(i) above shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.04. In the event any Incremental Term Loans, Refinancing Term Loans, or Extended Term Loans are made, such Incremental Term Loans, Refinancing Term Loans, or Extended Term Loans, as applicable, shall be repaid by the Borrower in the amounts and on the dates set forth in the Incremental Amendment, Refinancing Amendment, or Extension Amendment with respect thereto and on the applicable Maturity Date thereof. In the event that, prior to the incurrence of any Incremental Term Loans, the Initial Term Loans or any existing Incremental Term Loans have scheduled amortization payments under Section 2.06(b)(i) (or other equivalent section) that are less than 0.25% of the aggregate principal amount of such existing Initial Term Loans when initially incurred, then at the Borrower’s option, (x) the scheduled amortization payments of such existing Initial Term Loans on the effective date of such Incremental Term Loans shall be increased to be equal quarterly installments of principal equal to 0.25% of the aggregate principal amount of such existing Initial Term Loans originally incurred or (y) the scheduled amortization payment of the Incremental Term Loans shall equal such smaller percentage applicable to the existing Initial Term Loans on such scheduled amortization payment date(s) (reflected as a percentage of the aggregate principal amount of such Incremental Term Loans), so long as, in the event this clause (y) is applicable, and for the avoidance of doubt, such percentage is expressly set forth in the Incremental Amendment with respect to such Incremental Term Loans.

Section 2.07 Interest.

(a) Subject to the provisions of Section 2.07(b), (i) each Term Benchmark Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Term Benchmark for such Interest Period plus the Applicable Rate, and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) During the continuance of a Payment or Bankruptcy Default, the Borrower shall pay interest on past due principal or interest owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws; provided that no interest at the Default Rate shall accrue or be payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest on each Loan shall be due and payable in cash in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

Section 2.08 Fees. The Borrower shall pay to the Agents (for the account of the parties entitled thereto) such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as expressly agreed between the Borrower and the applicable Agent).

Section 2.09 Computation of Interest and Fees. All computations of interest for Base Rate Loans when the Base Rate is determined by the Prime Rate shall be made on the basis of a year of three hundred and sixty-five (365) days, or three hundred and sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error.

Section 2.10 Evidence of Indebtedness.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f.103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register and the corresponding accounts and records of the Administrative Agent in respect of such matters, the Register and the corresponding accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and record thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.

(b) [Reserved].

(c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sections 2.10(a), and by each Lender in its account or accounts pursuant to Sections 2.10(a), shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

Section 2.11 Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 12:00 noon New York City time on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro rata Share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 12:00 noon New York City time shall in each case be deemed received on the next succeeding Business Day, in the Administrative Agent’s sole discretion, and any applicable interest or fee shall continue to accrue.

(b) Except as otherwise provided herein, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Term Benchmark Loans to be made in the next succeeding calendar month, such payment shall be made on the immediately preceding Business Day.

(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the Federal Funds Effective Rate, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing; and

(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Effective Rate, plus any reasonable administrative, processing or similar fees customarily charged by the Administrative

Agent in connection with the foregoing. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.11(c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV or in the applicable Incremental Amendment, Extension Amendment or Refinancing Amendment are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

(e) The obligations of the Lenders hereunder to make Loans are several and not joint. The failure of any Lender to make any Loan on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, purchase its participation or make any other payment obligation under the Loan Documents.

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(g) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Administrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administrative Agent and the Lenders in the order of priority set forth in Section 8.04. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Documents under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory provisions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro rata Share of the sum of the Outstanding Amount of all Loans outstanding at such time, in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender.

Section 2.12 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it, or any security therefor, any payment or distribution (whether voluntary, involuntary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or distribution in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment or distribution is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time (including the application of funds arising from the existence of a Defaulting Lender) or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.12 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.12 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

Section 2.13 Incremental Credit Extensions.

(a) Incremental Commitments. The Borrower may from time to time, on one or more occasions after the Closing Date, by written notice to the Administrative Agent (an “Incremental Request”), request (i) one or more new commitments (each, an “Incremental Term Facility”) which may be in the same Facility as any outstanding Term Loans of an existing Class of Term Loans (a “Term Loan Increase”) or a new Class of Term Loans (collectively with any Term Loan Increase, the “Incremental Term Commitments”), (ii) the establishment of commitments under one or more new revolving credit facilities under this Agreement (each, an “Incremental Revolving Facility” and collectively with any Incremental Term Facility, an “Incremental Facility”), or (iii) one or more increases in the amount of commitments under any Incremental Revolving Facility (an “Incremental Revolving Commitment Increase”, collectively with any Incremental Revolving Facility, the “Incremental Revolving Credit Commitments” and the Incremental Revolving Credit Commitments, collectively, with any Incremental Term Commitments, the “Incremental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy of such Incremental Request to each of the Lenders.

(b) Incremental Facilities. Any Incremental Commitments or new Term Loans made on an Incremental Facility Closing Date shall be designated a separate Class of Incremental Commitments for all purposes of this Agreement, except in the case of a Term Loan Increase or an Incremental Revolving Commitment Increase. On any Incremental Facility Closing Date on which any Incremental Term Commitments of any Class are effected (including through any Term Loan Increase), subject to the satisfaction of the terms and conditions in this Section 2.13, (i) each Incremental Term Lender of such Class shall make a Loan to the Borrower (or any Loan Party organized under the laws of the United States, any state thereof, the District of Columbia or any territory thereof may be designated as a borrower in respect thereof so long as all obligors under such Incremental Facility are the same as with respect to the Loans hereunder) (an “Incremental Term Loan”) in an amount equal to its Incremental Term Commitment of such Class, and (ii) each Incremental Term Lender of such Class shall become a Lender hereunder with respect to the Incremental Term Commitment of such Class and the Incremental Term Loans of such Class made pursuant thereto. On any Incremental Facility Closing Date on which any Incremental Revolving Credit Commitments of any Class are effected (including through any Incremental Revolving Commitment Increase), subject to the satisfaction of the terms and conditions in this Section 2.13, (A) each Incremental Revolving Credit Lender of such Class shall make its Incremental Commitment available to the Borrower (or any Loan Party organized under the laws of the United States, any state thereof, the District of Columbia or any territory thereof, may be designated as a borrower in respect thereof so long as all obligors under such Incremental Facility are the same as with respect to the Loans hereunder) (when borrowed, an “Incremental Revolving Credit Loan” and collectively with any Incremental Term Loan, an “Incremental Loan”) in an amount equal to its Incremental Revolving Credit Commitment of such Class and (B) each Incremental Revolving Credit Lender of such Class shall become a Lender hereunder with respect to the Incremental Revolving Credit Commitment of such Class and the Incremental Revolving Credit Loans of such Class made pursuant thereto. Notwithstanding the foregoing, Incremental Term Loans and Incremental Revolving Commitment Increases may have identical terms to any of the Term Loans or Incremental Revolving Credit Loans, as applicable, and be treated as the same Class as any of such Term Loans or Incremental Revolving Credit Loans, as applicable.

(c) Incremental Request. Each Incremental Request from the Borrower pursuant to this Section 2.13 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans or Incremental Revolving Credit Commitments. Incremental Term Loans may be made, and Incremental Revolving Credit Commitments may be provided, by any existing Lender (but each existing Lender will not have an obligation to make any Incremental Commitment, nor will the Borrower have any obligation to approach any existing lenders to provide any Incremental Commitment) or by any other bank or other financial institution or other institutional lender (any such other bank or other financial institution or other institutional lender being called an “Additional Lender”) (each such existing Lender or Additional Lender providing such, an “Incremental Term Lender” or an “Incremental Revolving Credit Lender”, as applicable, and, collectively, the “Incremental Lenders”); provided that (i) with respect to Incremental Term Commitments, any Affiliated Lender providing an Incremental Term Commitment shall be subject to the same restrictions set forth in Section 10.07(l) as they would otherwise be subject to with respect to any purchase by or assignment to such Affiliated Lender of Term Loans, and (ii) none of the Borrower, any Subsidiary of Borrower, nor any Affiliated Lenders may provide Incremental Revolving Credit Commitments.

(d) Effectiveness of Incremental Amendment. The effectiveness of any Incremental Amendment, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the date thereof (the “Incremental Facility Closing Date”) of each of the following conditions:

(i) after giving effect to such Incremental Commitments, no Event of Default shall exist and be continuing or would immediately result from such proposed Incremental Commitment or from the application of the proceeds therefrom; provided that if the proceeds of such Incremental Commitments are being used to finance a Permitted Acquisition, Investment, or irrevocable repayment, repurchase or redemption, there shall be no requirement to satisfy any or all such conditions except that the requirement that no Payment or Bankruptcy Default with respect to the Borrower shall have occurred and be continuing or would exist after giving effect to such Incremental Commitments shall not be omitted or waived without the consent of the Required Lenders;

(ii) each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $10,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $10,000,000 if such amount represents all remaining availability under the limit set forth in subsection (iii) below) and each Incremental Revolving Credit Commitment shall be in an aggregate principal amount that is not less than $5,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $5,000,000 if such amount represents all remaining availability under the limit set forth in subsection (iii) below);

(iii) the aggregate amount of the Incremental Term Loans and the Incremental Revolving Credit Commitments, together with the aggregate amount of Incremental Equivalent Debt (including any unused commitments thereunder), shall not exceed the sum of, at the time of determination, (x) the Base Incremental Amount, plus (y) an aggregate principal amount equal to the maximum amount (if any) of Incremental Facilities:

(A) in the case of any Incremental Facility that is secured, in whole or in part, by first priority liens that are pari passu with the liens securing the Initial Term Loans on the assets of the Loan Parties, that could be established or incurred without causing the Net First Lien Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, on a pro forma basis giving effect to such Incremental Facility (but without netting the cash proceeds of such incurrence from the calculation of the Net First Lien Leverage Ratio) and any related acquisitions or investments consummated in connection therewith and any repayment of indebtedness and all other appropriate pro forma adjustments, to exceed (x) prior to consummation of the WBR Specified Transaction, 3.75:1.00 or (y) from and after consummation of the WBR Specified Transaction, 4.25:1.00;

(B) in the case of any Incremental Facility that is secured, in whole or in part, by liens that are junior to the liens securing the Initial Term Loans on the assets of the Loan Parties, that could be established or incurred without causing the Net Senior Secured Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, on a pro forma basis giving effect to such Incremental Facility (but without netting the cash proceeds of such incurrence from the calculation of the Net Senior Secured Leverage Ratio) and any related acquisitions or investments consummated in connection therewith and any repayment of indebtedness and all other appropriate pro forma adjustments, to exceed 4.50:1.00;

(C) in the case of any unsecured Incremental Facilities, that does not exceed the greater of (x) the maximum amount that could be established or incurred that would not cause the Net Total Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, on a pro forma basis giving effect to such Incremental Facility (but without netting the cash proceeds of such incurrence from the calculation of the Net Total Leverage Ratio) and any related acquisitions or investments consummated in connection therewith and any repayment of indebtedness and all other appropriate pro forma adjustments, to exceed (x) 5.00:1.00 and (y) (1) prior to consummation of the WBR Specified Transaction, $0, and (2) from and after consummation of the WBR Specified Transaction, the maximum amount that could be established or incurred that would not cause the Debt Service Coverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, on a pro forma basis giving effect to such Incremental Facility and any related acquisitions or investments consummated in connection therewith and any repayment of indebtedness and all other appropriate pro forma adjustments to be less than 2.00:1.00; or

(D) to the extent used to refinance or assume existing indebtedness of the WaterBridge Consolidated Group in connection with the WBR Specified Transaction and/or to redeem WBR Specified Preferred Equity in full or in part, that could be established or incurred without causing the Net First Lien Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available for each of the Borrower and WaterBridge Operating, on a pro forma basis giving effect to such Incremental Facility (but without netting the cash proceeds of such incurrence from the calculation of the Net First Lien Leverage Ratio) and any related acquisitions or investments consummated in connection therewith, including, the WBR Specified Transaction, and any repayment of indebtedness and all other appropriate pro forma adjustments, to exceed 5.00:1.00; provided that, after giving effect to any Incremental Facility incurred pursuant to this clause (D) and after giving pro forma effect to the WBR Specified Transaction, a Ratings Reaffirmation shall have been obtained.

The amounts under the foregoing clause (y) are herein referred to as the “Incurrence-Based Incremental Amount” (the Base Incremental Amount and the Incurrence-Based Incremental Amount, less the aggregate principal amount of Indebtedness incurred pursuant to this Section 2.13 and Section 7.03(q) at or prior to such time, are herein referred to as the “Incremental Availability Amount”);

(iv) such other conditions as the Borrower, each Incremental Lender providing such Incremental Commitments, and the Administrative Agent shall agree.

The Borrower may elect to use the Incurrence-Based Incremental Amount prior to the Base Incremental Amount or any combination thereof, and any portion of any Incremental Facility incurred in reliance on the Base Incremental Amount may be reclassified, as the Borrower may elect from time to time, as incurred under the Incurrence-Based Incremental Amount if the Borrower meets the applicable ratio for the Incurrence-Based Incremental Amount at such time on a Pro Forma Basis, and if any applicable ratio for the Incurrence-Based Incremental Amount would be satisfied on a Pro Forma Basis in any subsequent fiscal quarter after the initial incurrence of such Incremental Facility, such reclassification shall be deemed to have automatically occurred if not elected by the Borrower.

For purposes of determining Pro Forma Compliance and any testing of any ratios in the Incurrence-Based Incremental Amount, (A) it shall be assumed that all commitments under any Incremental Revolving Credit Commitments then being established are fully drawn, (B) the cash proceeds of any Incremental Facility or Incremental Equivalent Debt, as applicable, shall be excluded from “net” Indebtedness in determining whether such Incremental Facility can be incurred (provided that the use of proceeds thereof and any other Pro Forma Adjustments shall be included) and (C) the incurrence (including by assumption or guarantee) of any Indebtedness in respect of the Revolving Credit Facility prior to, or simultaneously with, the event for which the Pro Forma Compliance determination of such ratio or other test is being made, shall be disregarded.

(e) Required Terms.

(i) The terms, provisions, and documentation of the Incremental Term Loans and Incremental Term Commitments or the Incremental Revolving Credit Loans and Incremental Revolving Credit Commitments, as the case may be, of any Class shall be as agreed between the Borrower and the applicable Incremental Lenders providing such Incremental Commitments, and except as otherwise set forth herein, to the extent not consistent with the Initial Term Loans existing on the Incremental Facility Closing Date, shall be reasonably satisfactory to the Administrative Agent (except for covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of such Incremental Amendment) (it being understood that to the extent any financial maintenance covenant is added for the benefit of (A) any Incremental Term Loans or any Incremental Term Commitments, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of each Facility remaining outstanding after the effectiveness of such Incremental Amendment or (B) any Incremental Revolving Credit Loans or any Incremental Revolving Credit Commitments, no consent shall be required from the Administrative Agent or any of the Lenders to the extent that such financial maintenance covenant is also added for the benefit of each Incremental Revolving Credit Commitment that then benefits from a financial maintenance covenant and is remaining outstanding after the effectiveness of such Incremental Amendment).

(ii) In any event the Incremental Term Loans:

(A) shall be unsecured or shall rank pari passu or junior in right of payment and of security with the Term Loans (and to the extent subordinated in right of payment or security, shall be subject to a Junior Lien Intercreditor Agreement or an alternate intercreditor and subordination arrangement reasonably satisfactory to the Administrative Agent),

(B) shall not mature earlier than the Maturity Date of the Initial Term Loans (except for bridge loans, escrow arrangements and other similar arrangements the terms of which provide for an automatic extension of the maturity date thereof, subject to customary conditions, to a date that is not earlier than the Latest Maturity Date of the Initial Term Loans (such arrangements, “Extendable Bridge Loans”)),

(C) except in the case of Extendable Bridge Loans, shall have a Weighted Average Life to Maturity not shorter than the remaining Weighted Average Life to Maturity of the Initial Term Loans (without giving effect to any prepayments of the Initial Term Loans prior to the time of incurrence of such Incremental Term Loans that would otherwise modify the Weighted Average Life to Maturity of the Initial Term Loans),

(D) shall have an Applicable Rate, and subject to Sections 2.13(e)(ii)(B) and 2.13(e)(ii)(C) above and Section 2.13(e)(iv) below, amortization determined by the Borrower and the applicable Incremental Term Lenders,

(E) the Incremental Term Loans may not be incurred (or guaranteed) by a non-Loan Party or secured by assets that do not constitute Collateral securing the Obligations,

(F) mandatory prepayments of the Incremental Term Loans shall be on a pro rata or less than pro rata basis, except that the Borrower shall be permitted to prepay any Class of Term Loans on a better than pro rata basis as compared to any other Class of Term Loans with a later maturity date than such Class,

(G) any Incremental Term Facility that is unsecured or secured, in whole or in part, by liens that are junior to the Initial Term Loans on the assets of Holdings, the Borrower and its Restricted Subsidiaries may only be incurred as Incremental Equivalent Debt;

(H) any Term Loan Increase shall be on the same terms as the Term Loan to which such Term Loan Increase relates (other than any provisions with respect to the applicable upfront fees and customary arranger fees and subject to the Incremental Amendment which evidences any such Term Loan Increase); and

(iii) Notwithstanding anything to the contrary in this Section 2.13 or otherwise, with respect to any Incremental Revolving Credit Commitments and Incremental Revolving Credit Loans:

(A) (1) any Incremental Revolving Commitment Increase shall be on the same terms as the Incremental Revolving Credit Commitments to which such Incremental Revolving Commitment Increase relates (other than any provisions with respect to the applicable upfront fees and customary arranger fees and subject to the Incremental Amendment which evidences any such Incremental Revolving Commitment Increase), and (2) any Incremental Revolving Credit Commitments shall be documented under this Agreement as amended by the Incremental Amendment which evidences any such Incremental Revolving Credit Commitments;

(B) any such Incremental Revolving Credit Commitments or Incremental Revolving Credit Loans shall rank pari passu in right of payment and of security with the Obligations;

(C) the Incremental Revolving Credit Loans may not be incurred (or guaranteed) by a non-Loan Party or secured by assets that do not constitute Collateral securing the Obligations;

(D) any such Incremental Revolving Credit Commitments or Incremental Revolving Credit Loans shall not (1) mature earlier than the maturity date of the Revolving Credit Facility and (2) require any scheduled amortization or mandatory commitment reduction prior to the maturity date of the Revolving Credit Facility;

(E) extensions of credit under any Incremental Revolving Credit Commitments will be subject to the following conditions:

(1) unless waived by the Incremental Lenders providing such Incremental Revolving Credit Commitment, receipt by the Administrative Agent of a request for credit extension; and

(2) no Default or Event of Default shall exist and be continuing or would immediately result from such proposed extension of credit or from the application of the proceeds therefrom; provided that if the proceeds of such Incremental Revolving Credit Commitments are being used to finance a Limited Condition Acquisition, the requirement of this clause (2) shall be limited to no Payment or Bankruptcy Default shall have occurred and be continuing or would exist after giving effect to such extension of credit.

(iv) the amortization schedule applicable to any Incremental Loans and the All-In Yield applicable to the Incremental Term Loans or Incremental Revolving Credit Loans of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that with respect to any Loans issued or incurred on or prior to the date that is twelve (12) months following the Closing Date under any Incremental Term Commitments that are secured on a pari passu basis with the Initial Term Loans, if the All-In Yield applicable to such Incremental Term Loans shall be greater than the applicable

All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to the Initial Term Loans by more than 50 basis points per annum (the amount of such excess of the All-In Yield applicable to such Incremental Term Loans over the sum of the All-In Yield applicable to the Initial Term Loans plus 50 basis points per annum, the “Yield Differential”) then the interest rate (together with, as provided in the proviso below, the Term Benchmark or Base Rate floor) with respect to the Initial Term Loans shall be increased by the applicable Yield Differential (this proviso, the “MFN Protection”); provided, further, that, if any Incremental Term Loans include a Term Benchmark or Base Rate floor that is greater than the Term Benchmark or Base Rate floor applicable to any existing Class of Term Loans, such differential between Term Benchmark or Base Rate floors, as applicable, shall be included in the calculation of All-In Yield for purposes of this clause (iv) but only to the extent an increase in the Term Benchmark or Base Rate floor applicable to the existing Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the Term Benchmark and Base Rate floors (but not the Applicable Rate) applicable to the existing Term Loans shall be increased to the extent of such differential between Term Benchmark or Base Rate floors as the case may be.

(f) Incremental Amendment. Commitments in respect of Incremental Term Loans and Incremental Revolving Credit Commitments shall become Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, any Loan Party organized under the laws of the United States, any state thereof, the District of Columbia or any territory thereof that may be designated as a borrower in respect thereof (if any), each Incremental Lender providing such Commitments and the Administrative Agent. The Incremental Amendment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement (including Sections 2.14, 2.15 and 2.16 hereof) and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.13. The Borrower may use the proceeds of the Incremental Term Loans and Incremental Revolving Credit Commitments for general corporate purposes of the Borrower and its Restricted Subsidiaries, including for Capital Expenditures, acquisitions, Restricted Payments, refinancing of Indebtedness and any other transaction, in each case, not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans or Incremental Revolving Credit Commitments, unless it so agrees.

(g) Reallocation of Revolving Credit Exposure. Upon any Incremental Facility Closing Date on which an Incremental Revolving Commitment Increase is effected pursuant to this Section 2.13, (i) each of the existing Incremental Revolving Credit Lenders shall assign to each of the new Incremental Revolving Credit Lenders, and each of the new Incremental Revolving Credit Lenders shall purchase from each of the existing Incremental Revolving Credit Lenders, at the principal amount thereof, such interests in the Incremental Revolving Credit Loans outstanding on such Incremental Facility Closing Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Incremental Revolving Credit Loans will be held by existing Incremental Revolving Credit Lenders and new Incremental Revolving Credit Lenders ratably in accordance with their Incremental Revolving Credit Commitments after giving effect to such Incremental Revolving Commitment Increase, and (ii) each new Incremental Revolving Credit Lender shall become a Lender with respect to the Incremental Revolving Credit Commitments and all matters relating thereto. The Administrative Agent and the Lenders hereby agree that the minimum borrowing and prepayment requirements in the Incremental Amendment pursuant to which the Incremental Revolving Facility was established shall not apply to the transactions effected pursuant to the immediately preceding sentence.

(h) This Section 2.13 shall supersede any provisions in Section 2.12 or Section 10.01 to the contrary.

Section 2.14 Refinancing Amendments.

(a) On one or more occasions after the Closing Date, the Borrower may obtain, from any Lender or any other bank, financial institution or other institutional lender or investor that agrees to provide any portion of any Refinancing Term Loans pursuant to a Refinancing Amendment in accordance with this Section 2.14 (each, an “Additional Refinancing Lender”) (provided that any Affiliated Lender providing any Refinancing Term Loans shall be subject to the same restrictions set forth in Section 10.07(l) as they would otherwise be subject to with respect to any purchase by, or assignment to, such Affiliated Lender of Term Loans), Credit Agreement Refinancing Indebtedness in respect of all or any portion of any Class, as selected by the Borrower in its sole discretion, of Term Loans then outstanding under this Agreement, in the form of Refinancing Term Loans or Refinancing Term Commitments, in each case, pursuant to a Refinancing Amendment.

(b) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents.

(c) Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.14(a) shall be in an aggregate principal amount that is (x) not less than $10,000,000 and (y) an integral multiple of $1,000,000 in excess thereof.

(d) Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agreement Refinancing Indebtedness incurred pursuant thereto and (ii) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the third paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment.

(e) This Section 2.14 shall supersede any provision in Section 2.12 or Section 10.01 to the contrary.

Section 2.15 Extension of Term Loans.

(a) Extension of Term Loans. The Borrower may at any time and from time to time, in its sole discretion, request that all or a portion of the Term Loans of a given Class (or series or tranche thereof) (each, an “Existing Term Loan Tranche”) be amended to extend the scheduled maturity date(s) with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.15. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Term Loan Tranche and (y) be identical to the Term Loans under the Existing Term Loan Tranche from which such Extended Term Loans are to be amended, except that: (i) all or any of the scheduled amortization payments of principal of the Extended Term Loans may be delayed to later dates than the scheduled amortization payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; (ii) the All-In Yield with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, OID, or otherwise) may be different than the All-In Yield for the Term Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amendment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the Borrower and the Lenders thereof; provided that no Extended Term Loans may be optionally prepaid prior to the date on which all Term Loans with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional prepayment is accompanied by at least a pro rata optional prepayment of such other Term Loans; provided, however, that (A) in no event shall the final maturity date of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any then existing Term Loans hereunder, (B) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof shall be no shorter (other than by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Extended Term Loans) than the remaining Weighted Average Life to Maturity of any Existing Term Loan Tranche, (C) any such Extended Term Loans (and the Liens securing the same) shall be permitted by the terms of the Junior Lien Intercreditor Agreement (to the extent any Junior Lien Intercreditor Agreement is then in effect), (D) all documentation in respect of such Extension Amendment shall be consistent with the foregoing, and (E) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than pro rata basis) in any mandatory repayments or prepayments hereunder, in each case as specified in the respective Term Loan Extension Request. Any Extended Term Loans amended pursuant to any Term Loan Extension Request shall be designated a series (each, a “Term Loan Extension Series”) of Extended Term Loans for all purposes of this Agreement; provided that any Extended Term Loans amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Tranche. Each Term Loan Extension Series of Extended Term Loans incurred under this Section 2.15 shall be in an aggregate principal amount that is not less than $10,000,000.

(b) [Reserved].

(c) Extension Request. The Borrower shall provide the applicable Extension Request at least three (3) Business Days prior to the date on which Lenders under the Existing Term Loan Tranche are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.15. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans pursuant to any Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche (each, an “Extending Term Lender”) wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Extension Request amended into Extended Term Loans shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche which it has elected to request be amended into Extended Term Loans (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche in respect of which applicable Term Lenders shall have accepted the relevant Extension Request exceeds the amount of Extended Term Loans requested to be extended pursuant to the Extension Request, Term Loans subject to Extension Elections shall be amended to Extended Term Loans on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans included in each such Extension Election.

(d) Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, an “Extension Amendment”) to this Agreement among the Borrower, the Administrative Agent, and each Extending Term Lender providing an Extended Term Loan thereunder, which shall be consistent with the provisions set forth in Section 2.15(a), (b) or (c) above, respectively (but which shall not require the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opinions, board resolutions, and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents. The Borrower may, at its election, specify as a condition to consummating any Extension Amendment that a minimum amount (to be determined and specified in the relevant Extension Request in the Borrower’s sole discretion and as may be waived by the Borrower) of Term Loans of any or all applicable Classes be tendered. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Extended Term Loans incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Section 2.06 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate principal amount of the Extended Term Loans amended pursuant to the applicable Extension (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans required pursuant to Section 2.06), (iii) modify the prepayments set forth in Section 2.04 to reflect the existence of the Extended Term Loans and the application of prepayments with respect thereto, (iv) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 (without the consent of the Required Lenders called for therein), and (v) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment.

(e) No conversion of Loans pursuant to any Extension in accordance with this Section 2.15 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement.

(f) This Section 2.15 shall supersede any provisions in Section 2.12 or Section 10.01 to the contrary.

Section 2.16 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 10.01.

(ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, as the Borrower may request (so long as no Default or Event of Default has occurred and is continuing), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; third, if so determined by the Administrative Agent and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, so long as no Default or Event of Default has occurred and is continuing, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto.

Article III
TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY

Section 3.01 Taxes.

(a) Any and all payments made by or on account of any obligation of any Borrower or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, deductions, levies, imposts, fees, assessments, withholdings (including backup withholding) or similar charges imposed by any Governmental Authority including any interest, penalties and additions to tax thereto (collectively “Taxes”), except as required by applicable Law. If the applicable Withholding Agent shall be required by any Laws (as determined in the good faith discretion of the applicable Withholding Agent) to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (A) to the extent the Tax in question is an Indemnified Tax, the sum payable by the Borrower or Guarantor shall be increased as necessary so that after making all required deductions (including deductions of an Indemnified Tax applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (B) the applicable Withholding Agent shall make such deductions, (C) the applicable Withholding Agent shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Laws, and (D) within thirty (30) days after the date of any payment of Taxes (or, if receipts or evidence are not available within thirty (30) days, as soon as practicable thereafter), if the Borrower or any Guarantor is the applicable Withholding Agent, such Withholding Agent shall furnish to the Administrative Agent the original or a copy of a receipt, issued by such Governmental Authority, evidencing payment, a copy of the return reporting such payment thereof or other evidence reasonably acceptable to the Administrative Agent.

(b) Without duplication of any obligation to make payments under Section 3.01(a) or (c), the Borrower agrees to timely pay, or at the option of the Administrative Agent timely reimburse it for the payment of, any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes imposed by any Governmental Authority, which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document excluding, in each case, such amounts that result from an Agent or Lender’s Assignment and Assumption, grant of a participation, transfer or assignment to or designation of a new applicable Lending Office or other office for receiving payments under any Loan Document to the extent such Taxes are imposed as a result of a present or former connection between such Agent or Lender and the jurisdiction imposing such Tax (other than connections arising from such Agent or Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced in any Loan Document, or sold or assigned an interest in any Loan or Loan Document), except for such Taxes resulting from assignment or participation that is requested or required in writing by the Borrower under Section 3.07 (all such non-excluded Taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”).

(c) Without duplication of any obligation to make payments under Section 3.01(a) or (b), the Borrower and each Guarantor agrees to indemnify each Agent and each Lender, within ten (10) days after demand therefor, for (i) the full amount of any Indemnified Taxes payable by such Agent or such Lender (including Indemnified Taxes imposed on or attributable to amounts payable under this Section 3.01) and (ii) any reasonable expenses arising therefrom or with respect thereto, in each case whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability prepared in good faith by such Agent or Lender (or by an Agent on behalf of such Lender), accompanied by a written statement thereof setting forth in reasonable detail the basis and calculation of such amounts shall be conclusive absent manifest error.

(d) Each Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document, at such times as are reasonably requested by the Borrower or the Administrative Agent, shall provide the Borrower and the Administrative Agent with any such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding any other provision of this clause (d), a Lender shall not be required to deliver any form pursuant to this clause (d) (other than any such documentation set forth in any of Section 3.01(d)(i), Section 3.01(d)(ii) (other than Section 3.01(d)(ii)(E)) and Section 3.01(d)(iii) below) that such Lender is not legally eligible to deliver or that may subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Without limiting the foregoing:

(i) Each Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative

Agent) two properly completed and duly signed copies of Internal Revenue Service Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding.

(ii) Each Lender that is not a U.S. Person shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable:

(A) two executed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E, (or any successor forms) claiming eligibility for the benefits of the “interest” article of an income tax treaty to which the United States is a party, and with respect to any other applicable payments under any Loan Document, Internal Revenue Service Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(B) two executed copies of Internal Revenue Service Form W-8ECI (or any successor form);

(C) (a) a United States Tax Compliance Certificate to the effect that such foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (b) two properly completed and duly signed copies of Internal Revenue Service Form W-8BEN or Form W-8BEN-E (or any successor form);

(D) Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, W-8BEN-E, W-8IMY, United States Tax Compliance Certificate, Form W-9 and/or any other required information from each beneficial owner, as applicable (provided that, if the Lender is a partnership, and one or more direct or indirect beneficial partners of such Lender are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of each such partner); or

(E) executed copies of any other form prescribed by applicable U.S. federal income tax laws (including the Treasury Regulations) as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding Tax on any payments to such Lender under the Loan Documents, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made.

(iii) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by applicable law and at such time or times reasonably requested by the Borrower and the Administrative Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine whether such Lender has or has not complied with such

Lender’s obligations under FATCA and, as necessary, to determine the amount to deduct and withhold from such payment. Solely for purposes of this Section 3.01(d)(iii), “FATCA” shall include any amendments made to FATCA after the Closing Date.

Each such Lender shall, whenever a lapse in time or change in circumstances renders any such documentation described in this Section 3.01(d) obsolete or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so.

(e) If the Borrower is required to pay any Indemnified Taxes or additional amounts payable pursuant to this Section 3.01 to any Lender, or to any Governmental Authority for the account of any Lender, any such Lender shall, if requested by the Borrower, use its reasonable efforts to change the jurisdiction of its Lending Office (or take any other measures reasonably requested by the Borrower) if such a change or other measures would reduce any such additional amounts (including any such additional amounts that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise materially disadvantageous to such Lender.

(f) If the Administrative Agent (or any sub-agent thereof, if applicable) is not a U.S. Person, the Administrative Agent (and any sub-agent thereof, if applicable) shall deliver to the Borrower on or before the date on which it becomes the Administrative Agent (or sub-agent) under this Agreement (and, to the extent it remains legally entitled to do so, from time to time thereafter upon the reasonable request of the Borrower) (i) an accurate and complete signed copy of IRS Form W-8ECI with respect to any amounts payable to the Administrative Agent (or sub-agent) for its own account and (ii) an accurate and complete signed copy of IRS Form W‑8IMY with respect to any amounts payable to the Administrative Agent (or sub-agent) for the account of others, certifying that it is a (A) “U.S. branch”, and that it is using such form as evidence of its agreement with the Borrower to be treated as a U.S. Person with respect to such payments (and the Borrower and the Administrative Agent (and any sub-agent) agree to so treat the Administrative Agent (and any sub-agent thereof, if applicable) as a U.S. Person with respect to such payments as contemplated by, and in accordance with, Sections 1.1441‑1(b)(2)(iv) of the United States Treasury Regulations) or (B) “qualified intermediary” and that it assumes primary withholding responsibility under Chapters 3 and 4 of the Code. If the Administrative Agent (and any sub-agent thereof, if applicable) is a U.S. Person, it shall deliver to the Borrower on or before the date on which it becomes the Administrative Agent (or sub-agent) under this Agreement (and, to the extent it remains legally entitled to do so, from time to time thereafter upon the reasonable request of the Borrower) an accurate and complete Form W-9 setting forth an exemption from backup withholding. The Administrative Agent shall, whenever a lapse in time or change in circumstances renders any such documentation described in this Section 3.01(f) obsolete or inaccurate in any material respect, deliver promptly to the Borrower updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower) or promptly notify the Borrower in writing of its inability to do so.

(g) If any Lender or Agent, determines in its sole discretion exercised in good faith, that it received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by the Borrower or any Guarantor pursuant to this Section 3.01, it shall promptly remit such refund to the Borrower or such Guarantor (but only to the extent of indemnification or additional amounts paid by the Borrower or such Guarantor under this Section 3.01 with respect to Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund, net of any Taxes payable by any Agent or Lender on such interest); provided that the Borrower or such Guarantor, upon the request of the Lender or Agent, as the case may be, agrees promptly to return such refund (plus any penalties, interest or other charges imposed by the relevant taxing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to any indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This section shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to Taxes that it deems confidential) to the Borrower or any other Person.

(h) For the avoidance of doubt, the term “Law” includes FATCA.

(i) Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent and the Collateral Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

Section 3.02 Inability to Determine Rates; Illegality.

(a) Subject to Section 3.03, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the “Term Benchmark” cannot be determined in accordance with the terms of this Agreement on or prior to the first day of any Interest Period, the Administrative Agent will promptly notify the Borrower and each Lender. Upon notice thereof by the Administrative Agent to the Borrower, any obligation of the Lenders to make or continue Term Benchmark Loans or to convert Base Rate Loans to Term Benchmark Loans shall be suspended (to the extent of the affected Term Benchmark Loans or, in the case of a Term Benchmark Borrowing, the affected Interest Periods) until the Administrative Agent revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term Benchmark Loans (to the extent of the affected Term Benchmark Loans or, in the case of a Term Benchmark Borrowing, the affected Interest Periods) or, failing that, in the case of any request for an affected Term Benchmark Borrowing, then such request shall be ineffective, (ii) any outstanding affected Term Benchmark Loans denominated in Dollars will be deemed to have been converted into Base Rate Loans. If the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the “Term Benchmark” cannot be determined in accordance with the terms of this Agreement on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination.

(b) If any Lender reasonably determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to any Term Benchmark, or to determine or charge interest rates based upon any Term Benchmark, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (a) any obligation of such Lender to make or continue Term Benchmark Loans or to convert Base Rate Loans to Term Benchmark Loans shall be suspended and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term Benchmark component of Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, to be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”, in each case, until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist (it being understood that such Lender agrees to so advise the Administrative Agent once the relevant circumstances giving rise to such determination no longer exists). Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all applicable Term Benchmark Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate”), either on the Interest Payment Date therefor, if such Lender may lawfully continue to maintain such Term Benchmark Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Term Benchmark Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Term Benchmark, the Administrative Agent shall during the period of such suspension compute Base Rate applicable to such Lender without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon Term Benchmark (it being understood that such Lender agrees to so advise the Administrative Agent once such illegality no longer exists). Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender.

Section 3.03 Benchmark Replacement Setting.

(a) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, then upon the determination of the Benchmark Replacement in accordance with the definition thereof, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Borrower so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders.

(b) In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent, with the written consent of the Borrower (such consent not to be unreasonably withheld, conditioned or delayed), will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.

(c) The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 3.03(d). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 3.03, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 3.03.

(d) Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including any Term Benchmark) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non-representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(e) Upon the Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, the Borrower may revoke any pending request for a Term Benchmark Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Borrower will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that any tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate.

Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Reserves on Loans.

(a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (i) Indemnified Taxes addressed by Section 3.04 or Other Taxes, or any Taxes excluded from the definition of Indemnified Taxes under exceptions (i) through (v) thereof or (ii) reserve requirements contemplated by Section 3.04(c)) and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the Loan (or of making or maintaining its obligations to make any Loan), or to reduce the amount of any sum received or receivable by such Lender, in each case, by an amount which such Lender deems to be material, then from time to time within fifteen (15) days after demand by such Lender setting forth in reasonable detail such increased costs (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contrary, for all purposes under this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in law, regardless of the date enacted, adopted or issued; provided, that to the extent any increased costs or reductions are incurred by any Lender as a result of any requests, rules, guidelines or directives promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act or pursuant to Basel III after the Closing Date, then such Lender shall be compensated pursuant to this Section 3.04 only if such Lender imposes such charges under other syndicated credit facilities involving similarly situated borrowers that such Lender is a lender under.

(b) If any Lender reasonably determines that the introduction of any Law regarding capital adequacy or liquidity requirements or any change therein or in the interpretation thereof, in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy or liquidity requirements and such Lender’s desired return on capital), in each case, by an amount which such Lender deems to be material, then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after receipt of such demand; provided further that, notwithstanding the foregoing, no Lender shall be required to provide any information to the extent that the provision thereof would violate any law, rule or regulation, or any obligation of confidentiality binding upon, or waive any privilege that may be asserted by, such Lender or any of their affiliates.

(c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including non-Dollar funds or deposits, additional interest on the unpaid principal amount of each applicable Loan of the Borrower equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of any Loans of the Borrower, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent manifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give notice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice.

(d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation.

(e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no material economic, legal or regulatory disadvantage, and provided further that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d).

Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense actually incurred by it as a result of:

(a) any continuation, conversion, payment or prepayment of any Term Benchmark Loan of the Borrower on a day other than the last day of the Interest Period for such Loan; or

(b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Term Benchmark Loan of the Borrower on the date or in the amount notified by the Borrower; including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained.

Section 3.06 Matters Applicable to All Requests for Compensation.

(a) Any Agent or any Lender claiming compensation under this Article III shall deliver a certificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods.

(b) With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof. If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another applicable Term Benchmark Loan, or, if applicable, to convert Base Rate Loans into Term Benchmark Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

(c) If the obligation of any Lender to make or continue any Term Benchmark Loan, or to convert Base Rate Loans into Term Benchmark Loans shall be suspended pursuant to Section 3.06(b) hereof, such Lender’s applicable Term Benchmark Loans shall be automatically converted into Base Rate Loans (or, if such conversion is not possible, repaid) on the last day(s) of the then current Interest Period(s) for such Term Benchmark Loans (or, in the case of an immediate conversion required by Section 3.02, on such earlier date as required by Law) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist:

(i) to the extent that such Lender’s Term Benchmark Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s applicable Term Benchmark Loans shall be applied instead to its Base Rate Loans; and

(ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Term Benchmark Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be converted into Term Benchmark Loans shall remain as Base Rate Loans.

(d) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s Term Benchmark Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Term Benchmark Loans made by other Lenders under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term Benchmark Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Term Benchmark Loans under such Facility and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility.

Section 3.07 Replacement of Lenders under Certain Circumstances.

(a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any Term Benchmark Loans as a result of any condition described in Section 3.02 or Section 3.04, (ii) any Lender becomes a Defaulting Lender or (iii) any Lender becomes a Non-Consenting Lender, then the Borrower may so long as no Event of Default has occurred and is continuing, at its sole cost and expense, on five (5) Business Days’ prior written notice (or such shorter time as the Administrative Agent may agree) to the Administrative Agent and such Lender, (x) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Section 10.07(b) (with the assignment fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (iii)) to one or more Eligible Assignees; provided that neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender or other such Person; and provided further that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible Assignees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender (in respect of any applicable Facility only in the case of clause (i) or clause (iii)), as the case may be, and in the case of a Lender, repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date; provided that in the case of any such termination of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (iii).

(b) Any Lender being replaced pursuant to Section 3.07(a)(x) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans in respect thereof, and (ii) deliver any Notes evidencing such Loans to the Borrower or Administrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans, Commitments and participations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Note or Notes executed by the Borrower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender or Defaulting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such replacement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Non-Consenting Lender or Defaulting Lender, then such Non-Consenting Lender or Defaulting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender or Defaulting Lender.

(c) [Reserved].

(d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each Lender, each affected Lender or each affected Lender of a certain Class in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Facility, the Required Class Lenders as applicable) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender”.

Section 3.08 Survival. Each of the obligations of the parties hereto under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

Article IV
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is subject to satisfaction of the following conditions precedent, except as otherwise agreed between the Borrower and the Administrative Agent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer each in form and substance reasonably satisfactory to the Administrative Agent:

(i) a Committed Loan Notice in accordance with the requirements hereof;

(ii) executed counterparts of this Agreement;

(iii) each Collateral Document set forth on Schedule 1.01B required to be executed on the Closing Date as indicated on such schedule, duly executed by Parent and each Loan Party thereto, as applicable, together with:

(A) evidence reasonably satisfactory to the Administrative Agent of the receipt by the Collateral Agent of certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock or membership interest powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank (or confirmation in lieu thereof reasonably satisfactory to the Administrative Agent or its counsel that such certificates, powers and instruments have been sent for overnight delivery to the Collateral Agent or its counsel);

(B) copies of proper financing statements, filed or duly prepared for filing under the Uniform Commercial Code in all United States jurisdictions that the Administrative Agent may deem reasonably necessary in order to perfect and protect the Liens created under the Collateral Documents on assets of Holdings, the Borrower and each Subsidiary Guarantor that is party to the applicable Collateral Documents, covering the Collateral described in the applicable Collateral Documents; and

(C) evidence that all other actions, recordings and filings required by the Collateral Documents as of the Closing Date that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement (subject to Schedule 6.20 attached hereto) shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent (it being understood that the Borrower providing authorization to the Administrative Agent to take such actions or make such recordings and filings that can be taken or made by the Administrative Agent or the Collateral Agent and to the extent agreed to be taken or made by the Administrative Agent or Collateral Agent shall be reasonably satisfactory to the Administrative Agent);

(iv) copies of a recent Lien and judgment search in each jurisdiction reasonably requested by the Administrative Agent with respect to the Loan Parties, and evidence that all Liens (other than Liens permitted by Section 7.01) on the assets to be acquired in connection with the Specified Acquisition have been (or will be upon recordation of release documentation delivered at closing) released;

(v) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of Parent and each Loan Party, certificates of resolutions or other action and incumbency certificates evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date;

(vi) an opinion from Vinson & Elkins L.L.P., New York and Texas counsel to Parent and the Loan Parties;

(vii) a solvency certificate from a Responsible Officer of the Borrower (after giving effect to the Transactions) substantially in the form attached hereto as Exhibit C‑2;

(viii) a certificate, dated the Closing Date and signed by a Responsible Officer of the Borrower, confirming satisfaction of the conditions set forth in Section 4.01(c) and (f) and Section 4.02(a) and (b);

(ix) true, complete and correct copies (as certified by a Responsible Officer of the Borrower) of executed documents evidencing the Existing Revolving Credit Facility and all amendments thereto, each in form and substance reasonably acceptable to the Administrative Agent; and

(x) true, complete and correct copies (as certified by a Responsible Officer) of the Specified Acquisition Purchase Agreement and schedules thereto, duly executed by the parties thereto, together with the DK Boyd Assignment, duly executed by the parties thereto, and a certification by a Responsible Officer that the Specified Acquisition has been consummated (or will be consummated substantially concurrent with May 10, 2024).

(b) The fees due under the Fee Letter and all other fees and expenses due to the Administrative Agent, the Collateral Agent, the Lead Arrangers and their respective Affiliates required to be paid on the Closing Date and (in the case of expenses) invoiced at least three (3) Business Days before the Closing Date (except as otherwise reasonably agreed by the Borrower) shall have been paid from the proceeds of the initial funding under the Facilities.

(c) The amendment to the Existing Revolving Credit Facility dated as of the Closing Date shall have been fully executed and all conditions precedent to the effectiveness thereof have been satisfied or waived in accordance therewith.

(d) The Lead Arrangers shall have received the Audited Financial Statements and Unaudited Financial Statements.

(e) The Administrative Agent and the Collateral Agent shall have received at least three (3) Business Days prior to the Closing Date all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act that has been requested by the Administrative Agent in writing at least ten (10) Business Days prior to the Closing Date. If the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Borrower shall deliver a Beneficial Ownership Certification in relation to the Borrower to any Lender that has requested such certification at least five (5) Business Days prior to the Closing Date.

(f) Since December 31, 2023, no Material Adverse Effect shall have occurred.

Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

Section 4.02 Conditions to All Credit Extensions on or after the Closing Date.

The obligation of each Lender to honor any Request for Credit Extension (other than (i) a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term Benchmark Loans, and (ii) a Request for Credit Extension made in connection with any Incremental Amendment, which shall be governed by Section 2.13(d)), including on the Closing Date, is subject to the following conditions precedent:

(a) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects as so qualified) on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(b) No Default or Event of Default shall exist and be continuing or would immediately result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

Each Request for Credit Extension (other than a Committed Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term Benchmark Loans) submitted by the Borrower after the Closing Date shall be deemed to be a representation and warranty that the conditions specified in Section 4.02(a), (b) and (c) (or, in the case of a Request for Credit Extension made in connection with an Incremental Amendment), the conditions specified in Section 2.13(d) (other than Section 2.13(d)(iv)) have been satisfied on and as of the date of the applicable Credit Extension.

Article V
REPRESENTATIONS AND WARRANTIES

The Borrower and each of the Restricted Subsidiaries party hereto represent and warrant to the Agents and the Lenders at the time of each Credit Extension that:

Section 5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each Restricted Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing (where relevant) under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (where relevant) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs and injunctions and (e) has all requisite governmental licenses, authorizations, consents and approvals to operate its business as currently conducted; except in each case, referred to in clause (a) (other than with respect to the Borrower), (b)(i), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Each of the Loan Parties holds all Disposal Permits required for the operation of its Disposal Wells that are currently in use or operation except where the failure to have such Disposal Permit, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, are within such Loan Party’s corporate or other powers, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any material Law binding on such Person; to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect.

Section 5.03 Governmental Authorization. No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, or for the consummation of the Transactions, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or (d) the exercise by the Administrative Agent, the Collateral Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings, recordings and registrations with Governmental Authorities necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or to be in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan

Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity, (ii) the need for filings, recordations and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges, if any, of Equity Interests in Foreign Subsidiaries.

Section 5.05 Financial Statements; No Material Adverse Effect.

(a) The Audited Financial Statements and Unaudited Financial Statements fairly present in all material respects the financial condition of the Borrower as of the dates thereof and their results of operations for the periods covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, except as otherwise expressly noted therein.

(b) The forecasts of consolidated balance sheets and consolidated statements of income and cash flow of the Borrower and its Subsidiaries which have been furnished to the Administrative Agent prior to the Closing Date have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such forecasts, it being understood that such forecasts are as to future events and not to be viewed as facts, such forecasts are subject to significant uncertainties and contingencies, many of which are beyond the Borrower’s control, that no assurance can be given that any particular Projections will be realized and actual results may vary from such forecasts and that such variations may be material.

(c) Since December 31, 2023, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

(d) As of the Closing Date, none of the Borrower nor its Subsidiaries has any Indebtedness or other obligations or liabilities, direct or contingent (other than (i) the liabilities reflected on Schedule 5.05, (ii) obligations arising under the Loan Documents, (iii) liabilities incurred in the ordinary course of business and (iv) liabilities disclosed in the Unaudited Financial Statements) that, either individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

Section 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 5.07 Use of Proceeds. The Borrower will use the proceeds of the Loans only for the purposes specified in Section 6.18.

Section 5.08 Ownership of Property; Liens.

(a) The Borrower and each of its Restricted Subsidiaries has good record title to, or valid leasehold interests in, or easements or other limited property interests in, all Real Property necessary in the ordinary conduct of its business, free and clear of all Liens except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title or other interest could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) As of the Closing Date, Schedule 1 to the Perfection Certificate dated the Closing Date contains a true and complete list of each Disposal Well with a fair market value in excess of $10,000,000 owned by the Borrower and the Subsidiaries.

(c) As of the Closing Date, no Building (as defined in the applicable Flood Insurance Laws) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Laws) owned by any Loan Party is material to the operations of the Loan Parties.

(d) The Loan Parties have obtained flood insurance in accordance with the provisions of Section 6.07(c) with respect to each Building or Manufactured (Mobile) Home that is required to be Mortgaged Property hereunder, to the extent required pursuant to the terms Section 6.07(c).

Section 5.09 Environmental Matters.

Except as specifically disclosed in Schedule 5.09 or except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

(a) Each Loan Party, Restricted Subsidiary and their respective assets and operations are and, other than any matters which have been finally resolved without further liability or obligation, within the time period specified by the applicable statute of limitations have been, in compliance with all Environmental Laws, which includes obtaining, maintaining in full force and effect, and complying with all Environmental Permits required under such Environmental Laws to carry on the business of the Loan Parties and Restricted Subsidiaries as currently conducted;

(b) no Loan Party nor any Restricted Subsidiary is subject to any Environmental Liability and, to the knowledge of the Borrower, there are no circumstances, facts, occurrences or conditions that would reasonably be expected to give rise to any Environmental Liability;

(c) the Loan Parties and Restricted Subsidiaries have not received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws;

(d) none of the Loan Parties, Restricted Subsidiaries nor any of the Real Property owned or operated by any Loan Party or Restricted Subsidiary is the subject of any claims, investigations, liens, or judicial or administrative proceedings pending or, to the knowledge of the Borrower, threatened, under any Environmental Law, including with respect to any of the foregoing that could result in the revocation, suspension or adverse modification of any Environmental Permit held by any of the Loan Parties or Restricted Subsidiaries; and

(e) to the knowledge of the Borrower, there are no facts, circumstances or conditions arising out of or relating to the operations of the Loan Parties or Real Property or facilities owned or leased by any of the Loan Parties or, to the knowledge of the Borrower, Real Property or facilities formerly owned, operated or leased by the Loan Parties that would reasonably be expected to require investigation, remedial activity or corrective action or cleanup, or would reasonably be expected to result in a Loan Party incurring liability under Environmental Laws.

This Section 5.09 represents the sole representations and warranties with respect to Environmental Laws and Hazardous Materials.

Section 5.10 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each of the Loan Parties and their Subsidiaries have filed all tax returns required to be filed, and have paid all Taxes levied or imposed upon them or their properties that are due and payable (including in their capacity as a withholding agent), except those which are being contested in good faith by appropriate proceedings for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax deficiency or assessment known to any Loan Parties against the Loan Parties that would, if made, individually or in the aggregate, have a Material Adverse Effect.

Section 5.11 ERISA Compliance.

(a) Except as would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan maintained by a Loan Party or ERISA Affiliate is in compliance with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and other federal or state Laws.

(b) (i) No ERISA Event with respect to any Plan has occurred during the five year period prior to the date on which this representation is made or deemed made or is reasonably expected to occur; (ii) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA, except, with respect to each of the foregoing clauses of this Section 5.11(b), as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c) (i) The Plans of any Loan Party and any ERISA Affiliate are funded to the extent required by the terms of each Plan, if any, and by Law or otherwise to comply with the requirements of any Law applicable in the jurisdiction in which the relevant pension scheme is maintained, and (ii) neither any Loan Party nor any ERISA Affiliate maintains or contributes to a Plan that is, or is expected to be, in at-risk status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code), except, with respect to each of the foregoing clauses of this Section 5.11(c), as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

Section 5.12 Subsidiaries; Equity Interests. As of the Closing Date, no Loan Party has any material Subsidiaries other than those specifically disclosed in Schedule 5.12, and all of the outstanding Equity Interests owned by the Loan Parties (or a Subsidiary of any Loan Party) in such material Subsidiaries have been validly issued and are fully paid and all Equity Interests owned by a Loan Party (or a Subsidiary of any Loan Party) in such material Subsidiaries are owned free and clear of all Liens except (a) those created under the Collateral Documents and (b) any Lien that is permitted under Section 7.01. As of the Closing Date, Sections I.A and II.A.1 of the Perfection Certificate (i) set forth the name and jurisdiction of each Domestic Subsidiary that is a Loan Party and (ii) set forth the ownership interest of the Borrower and any other Guarantor in each material wholly owned Subsidiary, including the percentage of such ownership.

Section 5.13 Margin Regulations; Investment Company Act.

(a) The Borrower is not engaged nor will it engage, principally or as one of its important activities, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of purchasing or carrying Margin Stock, in either case in violation of Regulation U, and no proceeds of any Borrowings will be used for any purpose that violates Regulation U.

(b) None of the Borrower, any Person Controlling the Borrower, or any of its Restricted Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

Section 5.14 Disclosure.

(a) As of the Closing Date, no report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information and information of a general economic or industry nature) to any Agent or any Lender (or with respect to the Specified Acquisition or the assets subject to the Specified Acquisition, to each Loan Party’s knowledge) in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished), when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and pro forma financial information, the Borrower represents, as of the Closing Date, that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such projections may vary from actual results and that such variances may be material.

(b) As of the Closing Date, the information included in the Beneficial Ownership Certification is true and correct in all material respects.

Section 5.15 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: as of the Closing Date (a) there are no strikes or other labor disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of the Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (c) all payments due from the Borrower or any of its Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party.

Section 5.16 [Reserved].

Section 5.17 Solvency. On the Closing Date, after giving effect to the Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

Section 5.18 Regulatory Matters.

(a) No portion of the Water Systems provides interstate transportation or storage services that are subject to the jurisdiction of the FERC.

(b) No Loan Party is liable for any refunds or interest thereon as a result of an order from the FERC or any other Governmental Authority with jurisdiction over the Water Systems or other Water Properties that could reasonably be expected to have a Material Adverse Effect.

(c) Without limiting the generality of Section 5.02 hereof, no certificate, license, permit, consent, authorization or order (to the extent not otherwise obtained) is required by any Loan Party from any Governmental Authority to construct, own, operate and maintain the Water Properties, or to transport and/or distribute water or Oil and Gas Waste under existing contracts and agreements as the Water Systems are presently owned, operated and maintained, except where the failure to comply with the foregoing could not reasonably be expected to materially interfere with the use and operation of the Water Properties by the Loan Parties and otherwise could not reasonably be expected to result in a Material Adverse Effect.

Section 5.19 OFAC; USA PATRIOT Act; FCPA; Anti-Corruption Laws.

(a) To the extent applicable, each of Holdings, the Borrower and its Subsidiaries is in compliance in all material respects with (i) applicable Sanctions, (ii) Title III of the USA PATRIOT Act, and (iii) the Anti-Corruption Laws, in each of (i) through (iii), to the extent applicable to the relevant entity in a jurisdiction in which such entity operates.

(b) None of Holdings, the Borrower, any of the Restricted Subsidiaries, nor any director or officer thereof, or to the knowledge of the Borrower, any employee thereof, is an individual or entity with whom dealings are prohibited by any Sanctions, nor is Holdings, the Borrower or any Restricted Subsidiary located, organized or resident in a Sanctioned Country.

Section 5.20 Security Documents.

(a) Valid Liens. Each Collateral Document delivered pursuant to Section 4.01 and Section 6.11 and Section 6.13 will, upon execution and delivery thereof, be effective to create in favor of the Collateral Agent for the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interests in, the Collateral described therein to the extent intended to be created thereby and (i) when financing statements and other filings in appropriate form are filed in the offices located in the jurisdiction of formation or organization, as applicable, specified in Section I.A of the Perfection Certificate and (ii) upon the taking of possession or control by the Collateral Agent of such Collateral with respect to which a security interest may be perfected only by possession or control (which possession or control shall be given to the Collateral Agent to the extent possession or control by the Collateral Agent is required by the Security Agreement), the Liens created by the Collateral Documents shall constitute fully perfected Liens on, and security interests in (to the extent intended to be created thereby), all right, title and interest of the grantors in such Collateral to the extent perfection can be obtained by filing financing statements, possession or control, in each case subject to no Liens other than Liens permitted under this Agreement.

(b) PTO Filing; Copyright Office Filing. If any Intellectual Property Security Agreement or a short form thereof is properly filed in the United States Patent and Trademark Office and the United States Copyright Office the Liens created by such Intellectual Property Security Agreement shall, to the extent such filings may perfect such interests, constitute fully perfected Liens on, and security interests in, all right, title and interest of the grantors thereunder in Patents (as defined in the Intellectual Property Security Agreement) issued by or applied for with the United States Patent and Trademark Office or Trademarks (as defined in the Intellectual Property Security Agreement) registered by or applied for with the United States Patent and Trademark Office or Copyrights (as defined in such Intellectual Property Security Agreement) registered by the United States Copyright Office, as the case may be, in each case subject to no Liens other than Liens permitted under this Agreement (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to establish a Lien on certain registrations and applications for such Patents, Trademarks and Copyrights acquired by the grantors thereof after the Closing Date).

(c) Mortgages. Upon recording thereof in the appropriate recording office, each Mortgage is effective to create, in favor of the Collateral Agent, for its benefit and the benefit of the Secured Parties, legal, valid and enforceable Liens on, and security interest in, all of the Loan Parties’ right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, subject only to Liens permitted under this Agreement, and when the Mortgages are filed in the offices specified on Schedule 1 to the Perfection Certificate dated as of the Closing Date (or, in the case of any Mortgage executed and delivered after the date thereof in accordance with the provisions of Section 6.11, Section 6.13, or Section 6.20, when such Mortgage is filed in the offices specified in the local counsel opinion delivered (if any) with respect thereto in accordance with the provisions of Section 6.11, Section 6.13 and Section 6.20), the Mortgages

shall constitute Liens on, and security interests in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Person, other than Liens permitted by Section 7.01.

(d) Notwithstanding anything herein (including this Section 5.20) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest in any Equity Interests of any Foreign Subsidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law or (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security interest, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement, including as to Excluded Assets and Excluded Perfection Collateral.

Section 5.21 Deposit and Disbursement Accounts. Schedule 5.21 lists all banks and other financial institutions at which any Loan Party maintains deposit accounts, lockbox accounts, disbursement accounts, securities accounts, commodity accounts, investment accounts or other similar accounts as of the Closing Date, and such Schedule correctly identifies the name of each financial institution, the name in which the account is held, the type of the account, the complete account number therefor and whether such account is an “Excluded Account”.

Section 5.22 Affected Financial Institutions. Neither the Borrower nor any Subsidiary is an Affected Financial Institution.

Article VI
AFFIRMATIVE COVENANTS

Until Payment in Full, from and after the Closing Date, the Borrower shall, and shall (except in the case of the covenants set forth in Section 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to:

Section 6.01 Financial Statements.

(a) Deliver to the Administrative Agent for prompt further distribution to each Lender, within one hundred and twenty (120) days after the end of each fiscal year (commencing with the fiscal year ending December 31, 2024), an audited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not contain any qualifications or exceptions as to the scope of such audit or any “going concern” explanatory paragraph or like qualification (other than resulting from (x) any actual or prospective breach of any financial covenant contained in any indebtedness or (y) the fact that the final maturity date of any indebtedness is less than one year after the date of such opinion); provided that, if the WBR Specified Transaction is consummated on or prior to December 31, 2024, the Borrower shall have one hundred and fifty (150) days after the end of the fiscal year ending December 31, 2024 to deliver the financial information required pursuant to this Section 6.01(a);

(b) Commencing with the quarterly financial statements for the quarter ending June 30, 2024, deliver to the Administrative Agent for prompt further distribution to each Lender, within forty-five (45) days (or, solely in the case of the fiscal quarter ending June 30, 2024, within ninety (90) days) after the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower, an unaudited consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter and in comparative format, the prior fiscal year-end and the related consolidated statements of income or operations for such fiscal quarter and the portion of the fiscal year then ended, setting forth in comparative form, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, and statements of stockholders’ equity for the current fiscal quarter and consolidated statement of cash flows for the portion of the fiscal year then ended, setting forth in each case in comparative form, commencing with the quarterly financial statements for the quarter ending June 30, 2024, the figures for the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;

(c) Deliver to the Administrative Agent for prompt further distribution to each Lender, no later than forty-five (45) days after the end of each fiscal year, a detailed consolidated budget for the next such fiscal year on a quarterly basis (including projected Consolidated EBITDA and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and

(d) Deliver to the Administrative Agent for prompt further distribution to each Lender with each set of consolidated financial statements referred to in Sections 6.01(a), 6.01(b) and 6.01(c) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements.

Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by furnishing (A) the applicable financial statements of the Borrower (or any direct or indirect parent of the Borrower) or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to clauses (A) and (B), (i) to the extent such information relates to a parent of the Borrower, such information is accompanied by consolidating information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and the Subsidiaries on a stand-alone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of any independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and, except as permitted in Section 6.01(a), shall not contain any qualifications or exceptions as to the scope of such audit or any “going concern” explanatory paragraph or like qualification (other than resulting from (x) the impending maturity of any Indebtedness or (y) any actual or prospective breach of any financial covenant contained in any Indebtedness).

Documents required to be delivered pursuant to this Section 6.01 and Sections 6.02(b) and (c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or any direct or indirect parent of the Borrower) posts such documents, or provides a link thereto on the website on the Internet at the Borrower’s website; or (ii) on which such documents are posted on the Borrower’s behalf on Debtdomain, RoadshowAccess (if applicable) or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (A) upon reasonable written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (B) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

Section 6.02 Certificates; Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender:

(a) no later than five (5) days after the actual delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b) promptly after the same are publicly available, copies of all annual, regular, periodic and special reports and registration statements which the Borrower or any Restricted Subsidiary files with the SEC or with any Governmental Authority that may be substituted therefor (other than amendments to any registration statement (to the extent such registration statement, in the form it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto; provided that notwithstanding the foregoing, the obligations in this Section 6.02(b) may be satisfied so long as such information is publicly available on the SEC’s EDGAR website;

(c) promptly after the furnishing thereof, copies of any material requests or material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities (other than in connection with any board observer rights) of any Loan Party or of any of its Restricted Subsidiaries pursuant to the terms of any Junior Financing Documentation, if any, and any Permitted Refinancing thereof, in each case in a principal amount in excess of $15,000,000 not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02;

(d) together with the delivery of each Compliance Certificate pursuant to Section 6.02(a), (i) in the case of annual Compliance Certificates only, a report setting forth the information required by sections describing the legal name and the jurisdiction of formation of each Loan Party and the location of the chief executive office of each Loan Party of the Perfection Certificate or confirming that there has been no change in such information since the later of the Closing Date or the date of the last such report and (ii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary or an Excluded Subsidiary as of the date of delivery of such Compliance Certificate or confirmation that there has been no change in such information since the later of the Closing Date or the date of the last such list; and

(e) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request.

The Borrower hereby acknowledges that (a) the Administrative Agent, the Collateral Agent and/or the Lead Arrangers will make available to the Lenders materials and/or information provided by or on behalf of the Borrower and their Subsidiaries hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debtdomain, RoadshowAccess (if applicable) or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees to make all Borrower Materials that the Borrower intends to be made available to Public Lenders clearly and conspicuously designated as “PUBLIC”. By designating Borrower Materials as “PUBLIC”, the Borrower authorizes such Borrower Materials to be made available to a portion of the Platform designated “Public Investor”, which is intended to contain only information that is publicly available or not material information (though it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws or is of a type that would be publicly available if the Borrower were a public reporting company (as reasonably determined by the Borrower). Notwithstanding the foregoing, the Borrower shall not be under any obligation to mark any Borrower Materials “PUBLIC”. The Borrower agrees that (i) any Loan Documents, (ii) any financial statements delivered pursuant to Section 6.01 (excluding, for the avoidance of doubt, Section 6.01(c)) and (iii) any Compliance Certificates delivered pursuant to Section 6.02(a) and (iv) notices delivered pursuant to Section 6.03(a) will be deemed to be “public-side” Borrower Materials and may be made available to Public Lenders.

Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Loan Parties or their securities for purposes of United States federal or state securities laws.

Section 6.03 Notices. Promptly after a Responsible Officer of the Borrower or any Subsidiary Guarantor has obtained knowledge thereof, notify the Administrative Agent:

(a) of the occurrence of any Default or ERISA Event;

(b) of any matter that has resulted or would reasonably be expected to result in a Material Adverse Effect;

(c) of the filing or commencement of any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority, (i) against the Borrower or any of its Restricted Subsidiaries thereof that would reasonably be expected to result in a Material Adverse Effect or (ii) with respect to any Loan Document; and

(d) of any action arising under any Environmental Law against any Loan Party or Restricted Subsidiary, of any non-compliance with any Environmental Law or Environmental Permit by any Loan Party or Restricted Subsidiary, or the Release or threatened Release of any Hazardous Materials that, in each case, could reasonably be expected to result in a Material Adverse Effect.

Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Responsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a), (b), (c), or (d) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto.

Section 6.04 Payment of Tax Obligations. Pay, discharge or otherwise satisfy as the same shall become due and payable in the normal conduct of its business, all its obligations and liabilities in respect of Taxes imposed upon it or upon its income or profits or in respect of its property, except, in each case, (i) to the extent any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been established in accordance with GAAP or (ii) if such failure to pay or discharge such obligations and liabilities would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 6.05 Preservation of Existence, Etc.

(a) Preserve, renew and maintain in full force and effect its legal existence under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; and

(b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of clause (a) (other than with respect to the Borrower) or clause (b), (i) to the extent that failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) pursuant to a transaction permitted by Article VII.

Section 6.06 Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted.

Section 6.07 Maintenance of Insurance.

(a) Generally. Maintain with financially sound and reputable insurance companies, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in the same or similar businesses as the Borrower and the Restricted Subsidiaries) as are customarily carried under similar circumstances by such other Persons.

(b) Requirements of Insurance. All such insurance shall name the Collateral Agent as loss payee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) (it being understood that, absent an Event of Default, any proceeds of any such property insurance shall be delivered by the insurer(s) to the Borrower or one of its Subsidiaries and applied in accordance with this Agreement), as applicable. The Borrower will provide written notice to the Administrative Agent promptly upon receipt by the Borrower of notice from the insurer of any cancellation of such insurance policies. Subject to Section 6.20, upon request of the Administrative Agent, the Borrower shall deliver such insurance certificates and/or endorsements evidencing such insurance as required by Sections 6.07(a) and (b).

(c) Flood Insurance. If any Building (as defined in the applicable Flood Insurance Laws) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Laws) constituting Collateral and situated on any Mortgaged Property is at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause each Loan Party to (i) maintain, or cause to be maintained, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent.

Section 6.08 Compliance with Laws. Comply with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property (including ERISA and other applicable pension laws), except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP consistently applied and which reflect all material financial transactions and matters involving the material assets and business of Holdings, the Borrower or a Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder).

Section 6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent, the Collateral Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that, excluding any such visits and inspections during the continuation of an Event of Default, only the Administrative Agent and the Collateral Agent on behalf of the Lenders may exercise rights of the Administrative Agent, the Collateral Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exercise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided further that when an Event of Default exists and is continuing, the Administrative Agent, the Collateral Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice. The Administrative Agent and the Lenders shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary in this Article VI, none of Holdings, the Borrower nor any Restricted Subsidiary shall be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent, the Collateral Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any binding agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work-product.

Section 6.11 Additional Collateral; Additional Guarantors. At the Borrower’s expense, take all action necessary or reasonably requested by the Administrative Agent or the Collateral Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied (subject to Schedule 6.20 attached hereto), including:

(a) Upon (w) the formation or acquisition of any new direct or indirect wholly owned Domestic Subsidiary (in each case, excluding any Excluded Subsidiary) by the Borrower, (x) any Division Successor (other than any Excluded Subsidiary) resulting or remaining from the Division of a Domestic Subsidiary, (y) any Excluded Subsidiary ceasing to constitute an Excluded Subsidiary or (z) the designation in accordance with Section 6.14 of an existing direct or indirect wholly owned Domestic Subsidiary (other than an Excluded Subsidiary) as a Restricted Subsidiary:

(i) within sixty (60) days after such formation, acquisition or designation, or such longer period as the Administrative Agent may agree in writing in its discretion:

(A) cause each such Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to duly execute and deliver to the Administrative Agent or the Collateral Agent (as appropriate) joinders to the Security Agreement (Security Agreement Supplements), Intellectual Property Security Agreements (if applicable), Mortgages with respect to any Material Real Property owned by such Domestic Subsidiary (if applicable), a counterpart of the Intercompany Note, a Collateral Agency Joinder (as defined in the Collateral Agency and Intercreditor Agreement) and other security agreements and documents, as reasonably requested by and in form and substance reasonably satisfactory to the Administrative Agent and the Collateral Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements (if applicable) and other security agreements delivered on the Closing Date), in each case granting Liens required by the Collateral and Guarantee Requirement;

(B) cause each such Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (and the parent of each such Domestic Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes (to the extent certificated) that are required to be pledged pursuant to (and subject to the applicable limitations and exceptions of) the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blank, as applicable;

(C) take and cause such Restricted Subsidiary and each direct or indirect parent of such Restricted Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to take whatever action (including the recording of Mortgages, the filing of UCC financing statements and delivery of stock and membership interest certificates (to the extent certificated)) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Collateral Agent (or in any representative of the Collateral Agent designated by it) valid and perfected Liens to the extent required by the Collateral and Guarantee Requirement, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement;

(ii) if reasonably requested by the Administrative Agent or the Collateral Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent or the Collateral Agent may agree in writing in its discretion), deliver to the Administrative Agent and the Collateral Agent a signed copy of an opinion, addressed to the Administrative Agent and the Collateral Agent and the Lenders, of counsel for the Loan Parties reasonably acceptable to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request;

(iii) as promptly as practicable after the reasonable request therefor by the Administrative Agent or the Collateral Agent, deliver to the Administrative Agent and the Collateral Agent with respect to each Material Real Property, any existing title reports, abstracts or non-privileged environmental assessment reports, to the extent available and in the possession or control of the Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent or the Collateral Agent any existing environmental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and

(iv) if reasonably requested by the Administrative Agent or, at the direction of the Administrative Agent, the Collateral Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent or Collateral Agent may agree in writing in its discretion), deliver to the Collateral Agent any other items necessary from time to time to satisfy the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor formed or acquired after the Closing Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i), (ii) or (iii) or clause (b) below.

(b) (i) After the acquisition by any Loan Party of any Material Real Property or any Real Property qualifying as Material Real Property, in each case, as determined by the Borrower (acting reasonably and in good faith), cause such Material Real Property to be subject to a Lien and Mortgage in favor of the Collateral Agent for the benefit of the Secured Parties (x) within sixty (60) days after June 30th of each year (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion) for Material Real Property (or Real Property qualifying as Material Real Property) acquired on or before June 30th of such year or (y) within sixty (60) days after December 31st of each year (or such longer period as the Administrative Agent may agree in writing in its reasonable discretion) for Material Real Property (or Real Property qualifying as Material Real Property) acquired after June 30th but on or before December 31st of such year, and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent or, at the direction of the Administrative Agent, the Collateral Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the applicable limitations and exceptions of, the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the Collateral and Guarantee Requirement; and (ii) as promptly as practicable after the reasonable request therefor by the Administrative Agent or the Collateral Agent, deliver to the Administrative Agent and the Collateral Agent with respect to each such Material Real Property, any existing title reports, abstracts, surveys, appraisals or non-privileged environmental assessment reports, to the extent available and in the possession or control of the Loan Parties or their respective Subsidiaries; provided, however, that there shall be no obligation to deliver to the Administrative Agent or the Collateral Agent any existing environmental assessment report or appraisal whose disclosure to the Administrative Agent or the Collateral Agent would require the consent of a Person other than the Loan Parties or one of their respective Subsidiaries, where, despite the commercially reasonable efforts of the Loan Parties or their respective Subsidiaries to obtain such consent, such consent cannot be obtained. Upon the Administrative Agent’s approving such extension, the Administrative Agent will notify the Collateral Agent of such extension in writing.

(c) Not later than ninety (90) days (or such longer period as the Administrative Agent or the Collateral Agent may agree in writing in its discretion) after the acquisition by any Loan Party of any material patents issued by or applied for with the United States Patent and Trademark Office, material trademarks registered by or applied for with the United States Patent and Trademark Office or material copyrights registered by the United States Copyright Office, that is required to be pledged as Collateral pursuant to the Collateral and Guarantee Requirement, which such material patents, material trademarks or material copyrights, would not be automatically subject to a Lien in favor of the Collateral Agent pursuant to the then-existing Collateral Documents, deliver the relevant Intellectual Property Security Agreement to the Administrative Agent or Collateral Agent (as applicable). Upon the Administrative Agent’s or the Collateral Agent’s approving such extension, the Administrative Agent and/or the Collateral Agent (as the case may be) will notify the Collateral Agent or the Administrative Agent respectively of such extension in writing. Notwithstanding anything to the contrary in this clause (c), no Intellectual Property Security Agreements shall be required to be delivered unless the same are delivered in connection with the Revolving Credit Facility.

(d) In addition to (and not in limitation of) clauses (a) through (c) above and notwithstanding any other provision to the contrary contained in any Loan Document, simultaneously with (i) any Guarantee by any Person of the Revolving Obligations under the Revolving Credit Facility, such Person shall Guarantee the Obligations on identical terms (except that the Revolving Obligations and other Secured Loan Document Hedge Obligations may constitute First-Out Debt to the extent permitted by Section 7.03(a)) and (ii) the granting of any Lien on any property or asset of any Person to secure the Revolving Obligations under the Revolving Credit Facility, such Person shall grant a Lien on such property or asset on identical terms (except that the Revolving Obligations and other Secured Loan Document Hedge Obligations may constitute First-Out Debt to the extent permitted by Section 7.03(a)) to secure the Obligations.

(e) For the avoidance of doubt, and without limitation, this Section 6.11 shall apply to any division of a Loan Party and any division of a Subsidiary required to become a Loan Party pursuant to the Loan Documents and to any allocation of assets to a series of a limited liability company, limited partnership or trust.

Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) comply, and take all commercially reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all Environmental Laws and Environmental Permits; (ii) obtain, renew and maintain in full force and effect all Environmental Permits as necessary for its operations and properties; and, (iii) in each case to the extent the Loan Parties are required by Environmental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazardous Materials at any property or facility in accordance with Environmental Laws.

Section 6.13 Further Assurances. Promptly upon the reasonable request by the Administrative Agent or the Collateral Agent (a) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of the Junior Lien Intercreditor Agreement or any Collateral Document or other document or instrument relating to any Collateral, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent or the Collateral Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Junior Lien Intercreditor Agreement or the Collateral Documents, to the extent required pursuant to the Collateral and Guarantee Requirement.

Section 6.14 Designation of Subsidiaries. The Borrower may at any time after the Closing Date designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that (a) immediately before and after such designation, no Event of Default shall have occurred and be continuing, (b) immediately after giving effect to such designation, on a Pro Forma Basis, the Borrower shall be in compliance with the Financial Performance Covenant and (c) no Subsidiary may be designated as an Unrestricted Subsidiary if it is a “Restricted Subsidiary” for the purpose of the Revolving Credit Facility or any Junior Financing. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute (x) an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value of the Borrower’s or its Subsidiary’s (as applicable) Investment therein and (y) a Disposition of the assets of such Subsidiary immediately prior to such designation to the resulting Unrestricted Subsidiary. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value at the date of such designation of the Borrower’s or its Subsidiary’s (as applicable) Investment in such Subsidiary. Notwithstanding anything herein to the contrary, (x) no Restricted Subsidiary that owns material IP Rights may be designated as an Unrestricted Subsidiary and (y) no Unrestricted Subsidiary shall own material intellectual property.

Section 6.15 Maintenance of Ratings. In respect of the Borrower, use commercially reasonable efforts to (a) cause the Initial Term Loans in existence on the Closing Date to be continuously rated (but not any specific rating) by any two of Moody’s, S&P and Fitch, and (b) maintain a public corporate rating (but not any specific rating) from any two of Moody’s, S&P and Fitch.

Section 6.16 USA PATRIOT Act; Anti-Corruption Laws.

(a) Not directly, or knowingly indirectly, use the proceeds of the Loans, or otherwise make available such proceeds to any Person subject to Sanctions, for the purpose of (i) funding the activities of any Person subject to Sanctions or (ii) funding, financing or facilitating any activity in a Sanctioned Country or in any other manner, in each case such as would result in a violation by any Person party to this Agreement of applicable Sanctions;

(b) Not use the proceeds of the Loans for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity on behalf of a government, in order to obtain, retain, or direct business or obtain any improper advantage, in each case in violation of Anti-Corruption Laws; and

(c) Comply in all material respects with Anti-Corruption Laws, the USA PATRIOT Act and Sanctions.

Section 6.17 Nature of Business. Continue to, engage in any material lines of business which are not substantially different from those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary, synergistic or ancillary thereto or reasonable extension thereof (including any geographic expansion of the business).

Section 6.18 Use of Proceeds. The proceeds of the Initial Term Loans received on the Closing Date shall be used in part (a) to pay Transaction Expenses, (b) to pre-fund and fund Capital Expenditures of the Loan Parties, and (c) for other working capital and general corporate purposes (including the financing of the Specified Acquisition and other acquisitions).

Section 6.19 Accounting Changes. Continue to use the same fiscal year; provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year.

Section 6.20 Post-Closing. The Borrower hereby agrees to deliver to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, the items described on Schedule 6.20 hereof on or before the dates specified with respect to such items, or such later dates as may be agreed to by the Administrative Agent in its sole discretion.

Article VII
NEGATIVE COVENANTS

Until Payment in Full, from and after the Closing Date:

Section 7.01 Liens. None of the Borrower nor the Restricted Subsidiaries shall, directly or indirectly, create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) (i) Liens securing Obligations and Secured Loan Document Hedge Obligations (other than Secured Loan Document Hedge Obligations constituting Revolving Obligations) pursuant to any Loan Document; and (ii) subject to the Collateral Agency and Intercreditor Agreement, Liens securing Revolving Obligations permitted under Section 7.03(a)(ii), (iii) and (iv);

(b) (i) Liens existing on the Closing Date and listed on Schedule 7.01(b), (ii) Liens arising under Contractual Obligations listed on Schedule 7.08, and (iii) any modifications, replacements, renewals, refinancings, or extensions of any of the foregoing; provided that (A) the Lien does not extend to any additional property other than (x) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03(b)(i), and (y) proceeds and products thereof, and (B) the replacement, renewal, extension, or refinancing of the obligations secured or benefited by such Liens, to the extent constituting Indebtedness, is permitted by Section 7.03;

(c) Liens for Taxes that are not overdue for a period of more than sixty (60) days or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;

(d) constitutional, statutory, or common law Liens of landlords, sublandlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors, or other like Liens that secure amounts not overdue for a period of more than sixty (60) days or if more than sixty (60) days overdue, that are unfiled and no other action has been taken to enforce such Lien or that are being contested in good faith and by appropriate actions diligently conducted;

(e) (i) pledges, deposits or Liens in the ordinary course of business in connection with workers’ compensation, unemployment insurance, and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Restricted Subsidiaries;

(f) pledges, deposits or Liens to secure the performance of bids, trade contracts, governmental contracts, and leases (other than Indebtedness for borrowed money), statutory or regulatory obligations, surety, stay, customs and appeal bonds, performance bonds, and other obligations of a like nature (including (i) those to secure health, safety and environmental obligations and (ii) letters of credit and bank guarantees required or requested by any Governmental Authority in connection with any contract or Law) incurred in the ordinary course of business;

(g) (i) easements, rights-of-way, covenants, conditions, restrictions, encroachments, protrusions, permits, and other similar encumbrances and other minor title defects, imperfection or irregularity and oil, gas and other mineral interests, reservations, royalty interests, and leases affecting Real Property and (ii) any exceptions on the Mortgage Policies which, in the case of clauses (i) and (ii), do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries, taken as a whole;

(h) Liens (i) securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h) or (ii) securing appeal or other surety bonds related to such judgments;

(i) leases, licenses, subleases, or sublicenses granted to others in the ordinary course of business which do not (i) interfere in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole or (ii) secure any Indebtedness;

(j) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods and (ii) Liens on specific items of inventory or other goods and proceeds thereof of any Person securing such Person’s obligations in respect of bankers’ acceptances or letters of credit issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(k) Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in favor of a banking or other financial institution arising as a matter of Law or under customary general terms and conditions encumbering deposits or other funds maintained with a financial institution (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institution’s general terms and conditions;

(l) Liens (i) on cash advances or Cash Equivalents in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(i) and (n) or, to the extent related to any of the foregoing, Section 7.02(r) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien;

(m) Liens (i) in favor of the Borrower or a Restricted Subsidiary on assets of a Restricted Subsidiary that is not a Loan Party securing permitted intercompany Indebtedness and (ii) in favor of the Borrower or any Subsidiary Guarantor;

(n) any interest or title of a lessor, sublessor, licensor, or sublicensor under leases, subleases, licenses, or sublicenses entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(o) Liens arising out of conditional sale, title retention, consignment, or similar arrangements for sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business permitted, or not otherwise prohibited, by this Agreement;

(p) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02;

(q) Liens (i) on cash, Cash Equivalents and similar investments (including exchange-traded derivative contracts) deposited by or as directed by the Borrower or any of its Restricted Subsidiaries in margin, clearing, commodity trading, brokerage, similar accounts or accounts established in connection with Permitted Commodity and Interest Rate Hedge Agreements (including accounts with or on behalf of brokers, credit clearing organizations, independent system operators, pipelines, state agencies, federal agencies, futures contract brokers, exchanges related to the trading of energy, customers, trading counterparties, any other parties, or issuers of surety bonds and proceeds thereof) or (ii) attaching to such accounts or to amounts payable under Permitted Commodity and Interest Rate Hedge Agreements, in the

case of each of clauses (i) and (ii), incurred in the ordinary course of business in connection with Permitted Commodity and Interest Rate Hedge Agreements;

(r) Liens that are contractual rights of set-off or rights of pledge (i) relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business;

(s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(t) ground leases in respect of Real Property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located;

(u) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are created within 270 days of the acquisition, construction, repair, lease or improvement of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property financed by such Indebtedness and the proceeds and products thereof and customary security deposits and (iii) with respect to Capitalized Leases, such Liens do not at any time extend to or cover any assets (except for replacements, additions and accessions to such assets) other than the assets subject to such Capitalized Leases and the proceeds and products thereof and customary security deposits; provided that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender;

(v) Liens on property of any Restricted Subsidiary that is not a Loan Party to the extent such property does not constitute Collateral;

(w) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary (other than by designation as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date; provided that (i) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary and (ii) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted, or not otherwise prohibited, hereunder that require, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition) and (iii) the Indebtedness secured thereby is permitted under Section 7.03(g);

(x) (i) zoning, building, entitlement, and other land use regulations by Governmental Authorities with which the normal operation of the business materially complies, and (ii) any zoning, order, decree, restriction, condition, permit, or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property and all rights of condemnation or eminent domain that does not materially interfere with the ordinary conduct of the business of the Borrower and its Restricted Subsidiaries, taken as a whole;

(y) Liens arising from precautionary Uniform Commercial Code financing statements or similar filings;

(z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(aa) the modification, replacement, renewal, or extension of any Lien permitted by clauses (u) and (w) of this Section 7.01; provided that (i) the Lien does not extend to any additional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof, and (ii) the renewal, extension, or refinancing of the obligations secured or benefited by such Liens is permitted by Section 7.03 (to the extent constituting Indebtedness);

(bb) Liens to secure Indebtedness permitted by Section 7.03(l);

(cc) Liens with respect to property or assets of the Borrower or any of its Restricted Subsidiaries securing obligations (including Indebtedness permitted under Section 7.03(m)) in an aggregate principal amount outstanding at any time not to exceed the greater of $55,000,000 and 35% of LTM Consolidated EBITDA (after giving effect to any concurrent Investments), in each case determined as of the date of incurrence; provided, that if such Indebtedness is secured by Liens on the Collateral the representative of the holders of any such Indebtedness (including any Other Debt Representative) becomes party, in the event that it is not already a party, to (i) if such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations, (A) the Junior Lien Intercreditor Agreement as a “Senior Representative” (as defined in the Junior Lien Intercreditor Agreement), in the event that a Junior Lien Intercreditor Agreement is in effect at such time and (B) the Collateral Agency and Intercreditor Agreement, and (ii) if such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the Liens on the Collateral securing the Obligations, the Junior Lien Intercreditor Agreement as a “Second Priority Representative” (as defined in the Junior Lien Intercreditor Agreement);

(dd) Liens on the Collateral securing obligations in respect of (i) Credit Agreement Refinancing Indebtedness constituting Permitted First Priority Refinancing Debt or Permitted Second Priority Refinancing Debt (and any Permitted Refinancing of any of the foregoing); provided that, subject to the Collateral Agency and Intercreditor Agreement, the representative of the holders of each such Indebtedness (including any Other Debt Representative) becomes party, in the event that it is not already a party, to (A) if such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations, (x) the Junior Lien Intercreditor Agreement as a “Senior Representative” (as defined in the Junior Lien Intercreditor Agreement), in the event that a Junior Lien Intercreditor Agreement is in effect at such time, and (y) the Collateral Agency and Intercreditor Agreement, and (B) if such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the Liens on the Collateral securing the Obligations, the Junior Lien Intercreditor Agreement as a “Second Priority Representative” (as defined in the Junior Lien Intercreditor Agreement) and (ii) Incremental Commitments and Incremental Loans;

(ee) Liens to secure Indebtedness permitted under Section 7.03(q), provided that the representative of the holders of each such Indebtedness becomes party to (i) if such Indebtedness is secured by the Collateral on a pari passu basis (but without regard to the control of remedies) with the Obligations, the Junior Lien Intercreditor Agreement (if any) as a “Senior Representative” (or similar term, in each case, as defined in the Junior Lien Intercreditor Agreement) and the Collateral Agency and Intercreditor Agreement and (ii) if such Indebtedness is secured by the Collateral on a junior priority basis to the Liens securing the Obligations, the Junior Lien Intercreditor Agreement as “Junior Lien Representative” (or similar term, in each case, as defined in the Junior Lien Intercreditor Agreement);

(ff) Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit or banker’s acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(gg) Liens arising pursuant to Section 107(l) of CERCLA, 42 U.S.C. § 9607(l);

(hh) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries to secure the performance of the Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises;

(ii) Liens on pipelines or pipeline facilities (including Water Systems and Water Properties) that arise by operation of law;

(jj) licenses of patents, trademarks, and other intellectual property rights granted by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; and

(kk) contractual Liens that arise in the ordinary course of business under operating agreements, joint venture agreements, oil and gas partnership agreements, oil and gas leases, farm-out agreements, division orders, contracts for the sale, transportation or exchange of oil and natural gas, unitization and pooling declarations and agreements, area of mutual interest agreements, overriding royalty agreements, marketing agreements, processing agreements, net profits agreements, development agreements, gas balancing or deferred production agreements, injection, repressuring and recycling agreements, salt water or other disposal agreements, seismic or other geophysical permits or agreements, and other agreements which are usual and customary in the oil and gas business and are for claims which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; provided, that any such Lien referred to in this clause does not materially impair (i) the use of the property covered by such Lien for the purposes for which such property is held by the Borrower or any Restricted Subsidiary, or (ii) the value of such property subject thereto.

Notwithstanding the foregoing, no consensual Liens shall exist on Equity Interests that constitute Collateral other than pursuant to clauses (a), (cc), (dd), and (ee) above.

For purposes of determining compliance with this Section 7.01, (A) Liens need not be incurred solely by reference to one category of Liens permitted by this Section 7.01 but are permitted to be incurred in part under any combination thereof and of any other available exemption and (B) in the event that such Lien (or any portion thereof) meets the criteria of one or more of the categories of Liens permitted by this Section 7.01, the Borrower shall, in its sole discretion, classify or reclassify such Lien (or any portion thereof) in any manner that complies with this provision.

Section 7.02 Investments. None of the Borrower and the Restricted Subsidiaries shall directly or indirectly, make or hold any Investments, except (in each case in respect of Investments in Unrestricted Subsidiaries, subject to the notwithstanding paragraph at the end of this Section 7.02):

(a) Investments in cash and Cash Equivalents;

(b) loans or advances to officers, directors, managers, and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation, and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of the Borrower or any direct or indirect parent thereof directly from such issuing entity (provided that the amount of such loans and advances shall be contributed to any Loan Party in cash as common equity) and (iii) for any other purposes not described in the foregoing clauses

(i) and (ii); provided that the aggregate principal amount outstanding at any time under clause (iii) above shall not exceed $5,000,000;

(c) Investments in the Borrower or any of its Restricted Subsidiaries; provided that the aggregate amount of Investments outstanding made by any Loan Party in Restricted Subsidiaries that are not Loan Parties pursuant to this clause shall not exceed at the time when made, together with Investments by any Loan Party in Restricted Subsidiaries that are not Loan Parties pursuant to Section 7.02(i), the greater of (i) $40,000,000 and (ii) 25% of LTM Consolidated EBITDA (after giving effect to such Investments); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Investments under this Section 7.02(c) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and deposits, prepayments and other credits to suppliers in the ordinary course of business;

(e) Investments (excluding loans and advances made in lieu of Restricted Payments pursuant to and limited by Section 7.02(m) below) consisting of transactions permitted under Sections 7.01, 7.03 (other than 7.03(c) and (d)), 7.04 (other than 7.04(c), (d), (e) or (g) (unless the applicable Disposition referred to in Section 7.04(g) would itself constitute an Investment permitted pursuant to this Section 7.02(e) without reliance on Section 7.04(g))), 7.05 (other than 7.05(d), (e) and (g)), 7.06 (other than 7.06(d) or 7.06(i)(iv)), and 7.10, respectively;

(f) Investments (i) existing or contemplated on the Closing Date and set forth on Schedule 7.02(f), and any modification, replacement, renewal, reinvestment, or extension thereof and or (ii) existing on the Closing Date by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal, or extension thereof; provided that the amount of the original Investment is not increased except by the terms of such Investment as of the Closing Date or as otherwise permitted by this Section 7.02;

(g) Investments in Swap Contracts (including Permitted Commodity and Interest Rate Hedge Agreements) permitted under Section 7.03;

(h) promissory notes and other non-cash consideration received in connection with Dispositions permitted by Section 7.05;

(i) any Investment by the Borrower or any of its Restricted Subsidiaries in the form of a purchase or acquisition of one or more Person(s) or assets in the same or a generally related line of business if as a result of such Investment:

(i) (A) the Borrower and its Restricted Subsidiaries maintain compliance with Section 6.17 and (B) (x) such Person becomes a Restricted Subsidiary, (y) such Person, in one transaction or a series of related transactions, is merged, consolidated, or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary and/or (z) such assets are acquired by the Borrower and its Restricted Subsidiaries; provided the aggregate amount of Investments outstanding made by Loan Parties in Restricted Subsidiaries that are not Loan Parties or in Persons that do not become Loan Parties shall not exceed at the time when made, together with Investments made by Loan Parties in Restricted Subsidiaries that are not Loan Parties pursuant to Section 7.02(c), the greater of (i) $40,000,000 and (ii) 25% of

LTM Consolidated EBITDA (any such purchase or acquisition, including the Specified Acquisition, a “Permitted Acquisition”); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Investments under this proviso shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(ii) no Event of Default has occurred and is continuing immediately after giving pro forma effect to such purchase or acquisition and the incurrence of Indebtedness and any other related transactions; and

(iii) to the extent applicable, Section 6.11 shall be complied with respect to any such newly acquired Restricted Subsidiary and property;

(j) to the extent constituting an Investment, the WBR Specified Transaction so long as each of the WBR Specified Transaction Conditions are satisfied or waived;

(k) Investments in the ordinary course of business consisting of UCC Article 3 endorsements for collection or deposit and UCC Article 4 customary trade arrangements with customers consistent with past practices;

(l) Investments (including debt obligations and Equity Interests) received in connection with the bankruptcy or reorganization of suppliers and customers or in settlement of delinquent obligations of, or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment;

(m) loans and advances to the Borrower and any other direct or indirect parent of the Borrower not to exceed the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof) Restricted Payments permitted to be made to such parent by Sections 7.06(g), (h), or (i);

(n) so long as no Event of Default has occurred and is continuing on the date such Investment is made, other Investments, which when combined with the aggregate amount of other Investments outstanding pursuant to this clause (n) (valued at the time of the making thereof, and without giving effect to any write downs or write offs thereof, but giving effect to any positive return in respect thereof, including dividends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts), does not exceed at the time when any such new Investment is made, the greater of (i) $55,000,000 and (ii) 35% of LTM Consolidated EBITDA (after giving effect to such Investments); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Investments under this Section 7.02(n) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(o) advances of payroll payments to employees in the ordinary course of business;

(p) Investments to the extent that payment for such Investments is made solely with Equity Interests (other than Disqualified Equity Interests) of the Borrower (or any direct or indirect parent of the Borrower);

(q) Investments held by (x) a Restricted Subsidiary, which Restricted Subsidiary is acquired after the Closing Date or (y) a Person merged or amalgamated or consolidated into the Borrower or a

Restricted Subsidiary in accordance with Section 7.04 after the Closing Date, in the case of either clause (x) and (y), to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation, or consolidation and were in existence on the date of such acquisition, merger, amalgamation or consolidation;

(r) Investments made by any Restricted Subsidiary that is not a Loan Party to the extent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary permitted under Section 7.02(n);

(s) Investments constituting the non-cash portion of consideration received in a Disposition permitted by Section 7.05;

(t) Guarantees by the Borrower or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business;

(u) other Investments in an aggregate amount not to exceed the Available Amount Basket; provided the Available Amount Conditions are satisfied;

(v) Permitted Intercompany Activities;

(w) so long as no Event of Default has occurred and is continuing on the date such Investment is made, Investments in Unrestricted Subsidiaries having an aggregate fair market value, taken together with all other Investments made pursuant to this clause (w) that are at the time outstanding, without giving effect to the sale of an Unrestricted Subsidiary to the extent the proceeds of such sale do not consist of cash or marketable securities (until such proceeds are converted to Cash Equivalents), not to exceed $30,000,000 (with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value);

(x) so long as no Event of Default has occurred and is continuing on the date such Investment is made, any Investment in a Similar Business when taken together with all other Investments made pursuant to this clause (x) that are at that time outstanding not to exceed the greater of (i) $55,000,000 and (ii) 35% of LTM Consolidated EBITDA (in each case, determined on the date such Investment is made, with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Investments under this Section 7.02(x) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(y) Investments consisting of Capital Expenditures reasonably necessary to permit the Borrower or any Restricted Subsidiary, to (i) operate its properties and assets in accordance with prudent industry practice or (ii) to comply with applicable law (including any Environmental Laws);

(z) any Investment, provided that (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) after giving effect thereto, the Borrower shall be in compliance, on a Pro Forma Basis, with (A) a Net First Lien Leverage Ratio of equal to or less than 4.50:1.00 and (B) the Financial Performance Covenant.

(aa) so long as no Event of Default has occurred and is continuing on the date such Investment is made, Investments in joint ventures of the Borrower or any of its Restricted Subsidiaries, taken together with all other Investments made pursuant to this clause (aa) that are at that time outstanding, not to exceed the greater of (i) $55,000,000 and (ii) 35% of LTM Consolidated EBITDA (in each case, determined on the date such Investment is made, with the fair market value of each Investment being measured at the time made and without giving effect to subsequent changes in value); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Investments under this Section 7.02(aa) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(bb) Investments in respect of lease, utility, and other similar deposits in the ordinary course of business;

(cc) earnest money deposits required in connection with Permitted Acquisitions (or similar Investments); and

(dd) Investments that are made (i) with Excluded Contribution Assets or the proceeds thereof within thirty (30) days after the date such assets were designated as such or (ii) without duplication with clause (i), in an amount equal to the Net Proceeds from a Disposition of Excluded Contribution Assets, in each case, to the extent Not Otherwise Applied.

Notwithstanding the foregoing, (x) no Investment (other than an Investment pursuant to clause (w) above) may be made in an Unrestricted Subsidiary unless at the time of such Investment, a Restricted Subsidiary holding only the assets constituting such Investment would be permitted to be designated an Unrestricted Subsidiary pursuant to Section 6.14, and (y) the Borrower and its Restricted Subsidiaries will not be permitted to transfer any material IP Rights to an Unrestricted Subsidiary.

For purposes of determining compliance with this Section 7.02, in the event that an Investment meets the criteria of more than one of the categories of Investments described in clauses (a) through (dd) above, the Borrower shall, in its sole discretion, classify or later divide, classify or reclassify all or a portion of such Investment in a manner that complies with this Section 7.02 and will only be required to include the amount and type of such Investment in one or more of the above clauses.

Section 7.03 Indebtedness. None of the Borrower nor any of the Restricted Subsidiaries shall directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:

(a) (i) the Obligations and Secured Loan Document Hedge Obligations (other than Secured Loan Document Hedge Obligations constituting First-Out Debt), (ii) Revolving Obligations that do not constitute First-Out Debt under the Collateral Agency and Intercreditor Agreement not to exceed, in the case of Revolving Obligations consisting of loans and letters of credit issued under the Revolving Credit Facility, an aggregate principal amount at any time outstanding of $100,000,000; provided that no Revolving Obligations shall be permitted under this clause (ii) to the extent any Revolving Obligations are outstanding under the following clause (iii) at such time, (iii) from and after the consummation of the WBR Specified Transaction, First-Out Debt of any Loan Party constituting Revolving Obligations to the extent the sum of (A) the aggregate outstanding principal amount of the loans comprising Revolving Obligations; (B) the aggregate face amount of undrawn letters of credit issued under the Revolving Credit Facility (whether or not then available to be drawn); (C) without duplication with the amounts set forth in the foregoing subclauses (A) and (B), the aggregate amount of reimbursement obligations with respect letters of credit constituting Revolving Obligations; and (D) without duplication of First-Out Debt incurred under Section 7.03(a)(iv)(1), the aggregate Swap Termination Value (that would be payable by a Loan Party or a Restricted Subsidiary) of Permitted Commodity and Interest Rate Hedge Agreements constituting Revolving Obligations, does not exceed at any time $100,000,000 and (iv) from and after the consummation of the WBR Specified Transaction, additional First-Out Debt in respect of Revolving Obligations constituting (1) Permitted Commodity and Interest Rate Hedge Agreements with an aggregate Swap Termination Value (that would be payable by a Loan Party or a Restricted Subsidiary) not to exceed at any time $20,000,000 and (2) customary expense reimbursement and indemnity obligations and customary obligations in respect of fees and treasury management services provided by Revolving Lenders or their Affiliates, of the Borrower, and its Subsidiaries; provided that, in respect of the foregoing clauses (ii), (iii) and (iv), all Revolving Obligations shall (x) be subject to the Collateral Agency and Intercreditor Agreement, (y) not be incurred or guaranteed by any non-Loan Party and (z) not be secured by assets that do not constitute Collateral;

(b) (i) Indebtedness outstanding on the Closing Date and listed on Schedule 7.03(b) and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date and any refinancing thereof, of which any amount owed by a Restricted Subsidiary that is not a Loan Party to a Loan Party shall be evidenced by an Intercompany Note; provided that all such Indebtedness of any Loan Party owed to any Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations and the Secured Loan Document Hedge Obligations pursuant to an Intercompany Note;

(c) Guarantees by the Borrower and any Restricted Subsidiary in respect of Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower otherwise permitted hereunder; provided that (i) no Guarantee of any Junior Financing shall be permitted unless such guaranteeing party shall have also provided a Guarantee of the Obligations and the Secured Loan Document Hedge Obligations on the terms set forth herein and (ii) if the Indebtedness being guaranteed is subordinated to the Obligations and the Secured Loan Document Hedge Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations and the Secured Loan Document Hedge Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Restricted Subsidiary of a Loan Party) to the extent constituting an Investment permitted by Section 7.02; provided that all such Indebtedness shall be evidenced by an Intercompany Note;

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrower or any Restricted Subsidiary prior to or within 270 days after the acquisition, construction, repair, replacement, lease or improvement of the applicable asset in an aggregate amount not to exceed the greater of (x) $55,000,000 and (y) 35% of LTM Consolidated EBITDA (after giving effect to any concurrent Investments), in each case determined at the time of incurrence (together with any Permitted Refinancings thereof) at any time outstanding, provided that following consummation of the WBR Specified Transaction, the foregoing cap on Indebtedness under this Section 7.03(e)(i) shall be determined without giving effect to the foregoing clause (y) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter, (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(l), and (iii) any Permitted Refinancing of any of the foregoing;

(f) Indebtedness in respect of Swap Contracts designed to hedge against the Borrower’s or any Restricted Subsidiary’s exposure to interest rates, foreign exchange rates or other commodity pricing risks incurred in the ordinary course of business and not for speculative purposes;

(g) Indebtedness of the Borrower or any Restricted Subsidiary that is a Loan Party incurred or assumed in connection with any Permitted Acquisition, and any Permitted Refinancing thereof; provided that after giving pro forma effect to such Permitted Acquisition and the incurrence or assumption of such

Indebtedness, the aggregate amount of such Indebtedness at any time outstanding does not exceed the greater of (i) $55,000,000 and (ii) 35% of LTM Consolidated EBITDA; provided, further, that any Indebtedness incurred (but not assumed) pursuant to this clause (g) shall be subject to the requirements included in the first proviso under the definition of “Permitted Ratio Debt”; provided, further that following consummation of the WBR Specified Transaction, the foregoing cap on Indebtedness under this Section 7.03(g) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(h) Indebtedness representing deferred compensation to employees of the Borrower (or any direct or indirect parent thereof) or any of its Restricted Subsidiaries incurred in the ordinary course of business;

(i) Indebtedness consisting of promissory notes issued by the Borrower or any of its Restricted Subsidiaries to current or former officers, managers, consultants, directors, and employees, their respective estates, spouses, or former spouses to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower permitted by Section 7.06;

(j) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in connection with an Investment expressly permitted hereunder or any Disposition, in each case, constituting indemnification obligations or obligations in respect of purchase price (including earnouts) or other similar adjustments;

(k) Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with Investments expressly permitted hereunder;

(l) cash management obligations and other Indebtedness in respect of netting services, automatic clearinghouse arrangements, overdraft protections and similar arrangements in each case in connection with deposit accounts;

(m) Indebtedness of the Borrower or any of its Restricted Subsidiaries, in an aggregate principal amount at any time outstanding that at the time of, and after giving effect to, the incurrence thereof, would not exceed the greater of (i) $70,000,000 and (ii) 45% of LTM Consolidated EBITDA at such time (after giving effect to any concurrent Investments); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Indebtedness under this Section 7.03(m) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(n) Indebtedness consisting of (i) the financing of insurance premiums or (ii) take-or-pay obligations contained in supply arrangements, in each case, in the ordinary course of business;

(o) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in respect of letters of credit, bank guarantees, bankers’ acceptances, or similar instruments issued or created in the ordinary course of business, including in respect of workers’ compensation claims, health, disability, or other employee benefits or property, casualty or liability insurance or self-insurance, or other Indebtedness with respect to reimbursement-type obligations regarding workers compensation claims; provided that any reimbursement obligations in respect thereof are reimbursed within thirty (30) days following the incurrence thereof;

(p) obligations in respect of performance, bid, appeal, and surety bonds and performance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice;

(q) Indebtedness of the Borrower and/or any Subsidiary Guarantor in respect of one or more series of senior secured loans or notes (whether issued in a public offering, under Rule 144A of the Securities Act or in another private placement or otherwise) (and including any bridge financings in lieu of such notes), junior secured or unsecured “mezzanine” loans or notes or senior unsecured or subordinated loans or notes, in each case, pursuant to an indenture, interim agreement, loan agreement, syndicated credit agreement, note purchase agreement or otherwise and any extensions, renewals, refinancings and replacements thereof, including in the case of any such notes, any Registered Equivalent Notes (the “Incremental Equivalent Debt”); provided that (i) any such Incremental Equivalent Debt that is secured shall not be secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral securing the Obligations, (ii) in the case of Incremental Equivalent Debt secured on a pari passu basis with the Facilities (“Incremental Equivalent First Lien Debt”), have a Weighted Average Life to Maturity not shorter than the longest remaining Weighted Average Life to Maturity of the Facilities (without giving effect to any prior payments that would otherwise modify such Weighted Average Life to Maturity) and, in the case of Incremental Equivalent Debt that is secured on a junior lien basis with the Facilities or is unsecured (“Incremental Equivalent Junior Lien Debt”), shall not be subject to scheduled amortization prior to maturity; provided that the foregoing requirements of this clause (ii) shall not apply to the extent such Indebtedness constitutes Extendable Bridge Loans, WBR Specified Transaction Pari Loans or any facility in respect thereof, (iii) in the case of Incremental Equivalent First Lien Debt, have a maturity date that is no earlier than the Latest Maturity Date at the time such Indebtedness is incurred, and in the case of Incremental Equivalent Junior Lien Debt, have a maturity date that is at least ninety-one (91) days after the Latest Maturity Date at the time such Indebtedness is incurred; provided that the foregoing requirements of this clause (iii) shall not apply to the extent such Indebtedness constitutes Extendable Bridge Loans, WBR Specified Transaction Pari Loans or any facility in respect thereof, (iv) the aggregate outstanding principal amount of all Incremental Equivalent Debt incurred in accordance with this Section 7.03(q), together with the aggregate principal amount of all Incremental Commitments and Incremental Loans shall not exceed the Incremental Availability Amount, (v) the security agreements, if applicable, relating to such Indebtedness are substantially the same as the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent (it being acknowledged and agreed that any differences in the security agreements in effect on the Closing Date relating to the WBR Specified Transaction Pari Facility are deemed reasonably satisfactory to the Administrative Agent)), (vi) such Indebtedness is not guaranteed by any Person other than the Guarantors, (vii) if such Incremental Equivalent Debt is secured, the Other Debt Representative acting on behalf of the holders of such Indebtedness shall have become party to a Collateral Agency and Intercreditor Agreement and/or Junior Lien Intercreditor Agreement, as applicable, (viii) in the case of Incremental Equivalent First Lien Debt in the form of term loans (other than WBR Specified Transaction Pari Loans), be subject to MFN Protection as if such Indebtedness were an Incremental Term Loan, (ix) after giving effect to incurrence of Incremental Equivalent Debt, no Event of Default shall exist and be continuing or would immediately result from incurrence of such Incremental Equivalent Debt or from the application of the proceeds therefrom; provided that if the proceeds of such Incremental Equivalent Debt are being used to finance a Permitted Acquisition, Investment, or irrevocable repayment, repurchase or redemption, there shall be no requirement to satisfy any or all conditions set forth in this clause (ix) except that the requirement that no Payment or Bankruptcy Default with respect to the Borrower shall have occurred and be continuing or would exist after giving effect to the incurrence of such Incremental Equivalent Debt shall not be omitted or waived without the consent of the Required Lenders, (x) except as otherwise set forth in this Section 7.03(q), the terms and conditions of such Incremental Equivalent Debt shall be customary as of the date of incurrence of such Incremental Equivalent Debt (it being acknowledged and agreed that the terms of the WBR Specified

Transaction Pari Facility are deemed customary), (xi) mandatory prepayments of the Incremental Equivalent First Lien Debt shall be on a pro rata or less than pro rata basis (but not greater than pro rata basis) with the Initial Term Loans (provided that notwithstanding the foregoing and for avoidance of doubt, scheduled amortization payments in respect of WBR Specified Transaction Pari Loans do not constitute mandatory prepayments for purposes of this clause (xi)) and (xii) subject to clauses (ii), (iii), and (viii) above, the amortization, pricing, rate floors, discounts, fees, premiums, and optional prepayment and redemptions provisions applicable to such Incremental Equivalent Debt shall be determined by the Borrower and the holders of such Incremental Equivalent Debt;

(r) Indebtedness supported by a letter of credit constituting Revolving Obligations, in a principal amount not to exceed the face amount of such letter of credit;

(s) Permitted Ratio Debt and any Permitted Refinancing thereof; provided that the aggregate outstanding principal amount of Indebtedness incurred by the Restricted Subsidiaries that are not Subsidiary Guarantors pursuant to this clause (s) shall not exceed the greater of $35,000,000 and 5% of Total Assets at the time of incurrence thereof;

(t) Credit Agreement Refinancing Indebtedness;

(u) Indebtedness in respect of Permitted Commodity and Interest Rate Hedge Agreements;

(v) Permitted Intercompany Activities (to the extent constituting Indebtedness);

(w) other Indebtedness of the Borrower or any of its Restricted Subsidiaries in an aggregate principal amount at any time outstanding not to exceed the Available Amount Basket; provided that the Available Amount Conditions are satisfied; and

(x) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (w) above.

For purposes of determining compliance with this Section 7.03 and Section 2.04(b)(iii), in the event that an item of Indebtedness meets the criteria of more than one of the categories of Indebtedness described in clauses (a) through (x) above, the Borrower shall, in its sole discretion, classify or later divide, classify or reclassify all or a portion of such item of Indebtedness or any portion thereof (including as between the Base Incremental Amount and the Incurrence-Based Incremental Amount) in a manner that complies with this Section 7.03 and will only be required to include the amount and type of such Indebtedness in one or more of the above clauses; provided that all Indebtedness outstanding under the Loan Documents will at all times be deemed to be outstanding in reliance only on the applicable exceptions in Section 7.03(a)(i) or Section 7.03(t) (but without limiting the right of the Borrower to classify and reclassify, or later divide, classify or reclassify, Indebtedness incurred under Section 2.13 or Section 7.03(s)); provided, further, that all “First-Out Obligations” under a Collateral Agency and Intercreditor Agreement will at all times be deemed to be outstanding in reliance only on the applicable exceptions in Section 7.03(a)(iii) or (iv). In the event that a portion of Indebtedness or other obligations could be classified as incurred under a “ratio-based” basket (giving pro forma effect to the incurrence of such portion of such Indebtedness or other obligations), the Borrower, in its sole discretion, may classify such portion of such Indebtedness (and any obligations in respect thereof) as having been incurred pursuant to such “ratio-based” basket and thereafter the remainder of the Indebtedness or other obligations as having been incurred pursuant to one or more of the other clauses of this Section 7.03 and if any such test would be satisfied in any subsequent fiscal quarter following the relevant date of determination, then such reclassification shall be deemed to have automatically occurred at such time.

Section 7.04 Fundamental Changes. None of the Borrower nor any of the Restricted Subsidiaries shall merge, dissolve, liquidate, consolidate (including by division) with or into another Person, consummate a Division as the Dividing Person or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person including by allocation of any assets to a series of a limited liability company, except that:

(a) any Restricted Subsidiary may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new jurisdiction); provided that the Borrower shall be the continuing or surviving Person and such merger does not result in the Borrower ceasing to be a limited partnership, corporation or limited liability company organized under the Laws of the United States, any state thereof or the District of Columbia or (ii) one or more other Restricted Subsidiaries; provided that when any Person that is a Loan Party is merging with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person;

(b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party and (ii) any Subsidiary may liquidate or dissolve or the Borrower or any Subsidiary may change its legal form (x) if the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders and (y) to the extent such Restricted Subsidiary is a Loan Party, any assets or business not otherwise disposed of or transferred in accordance with Section 7.02 (other than Section 7.02(e)) or Section 7.05 (other than Section 7.05(e)) or, in the case of any such business, discontinued, shall be transferred to or otherwise owned or conducted by another Loan Party after giving effect to such liquidation or dissolution (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor unless such Guarantor is otherwise permitted to cease being a Guarantor hereunder);

(c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Restricted Subsidiary; provided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary that is not a Loan Party in accordance with Sections 7.02 (other than Section 7.02(e)) and 7.03, respectively;

(d) so long as no Event of Default exists or would immediately result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of the United States, any state thereof, the District of Columbia or any territory thereof, (B) the Successor Company shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have confirmed that its Guaranty shall apply to the Successor Company’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other party to such merger or consolidation, shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, (E) if requested by the Administrative Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, and (F) the Borrower shall have delivered to the Administrative Agent an Officers’ Certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document preserves the enforceability of this Agreement, the Guaranty and the Collateral Documents and the perfection of the Liens under the Collateral Documents; provided, further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Borrower under this Agreement;

(e) so long as no Event of Default exists or would immediately result therefrom (in the case of a merger involving a Loan Party), any Restricted Subsidiary may merge or consolidate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that (i) if the merging Restricted Subsidiary in such a transaction is a Guarantor, then the continuing or surviving Person must be a Guarantor or the Borrower or (ii) the continuing or surviving Person shall be a Restricted Subsidiary or the Borrower, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11 to the extent required pursuant to the Collateral and Guarantee Requirement;

(f) (i) the Borrower may assign the Loans and all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party as part of the WBR Specified Transaction to an Affiliate, and/or (ii) the Borrower and the Restricted Subsidiaries may consummate the WBR Specified Transaction, in either case, so long as, after giving effect to such assignment or transaction, (A) a Change of Control has not occurred, (B) a Ratings Reaffirmation shall have been obtained, (C) all of the conditions and deliverables described in Section 7.04(d)(ii) shall have been satisfied or delivered, as applicable, and (D) all of the WBR Specified Transaction Conditions have been satisfied;

(g) the Borrower and its Restricted Subsidiaries may consummate a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05;

(h) the Borrower and its Subsidiaries may consummate Permitted Intercompany Activities; and

(i) Any Restricted Subsidiary that is a limited liability company may consummate a Division as the Dividing Person if, immediately upon the consummation of the Division, the assets of the applicable Dividing Person are held by one or more Restricted Subsidiaries at such time, or, with respect to assets not so held by one or more Restricted Subsidiaries, such Division, in the aggregate, would not otherwise result in a Disposition or sale of assets that is not permitted under Section 7.05; provided that, notwithstanding anything to the contrary in this Agreement, any Subsidiary which is a Division Successor resulting from a Division of assets of a Domestic Subsidiary that is not an Excluded Subsidiary may not be deemed to be an Excluded Subsidiary at the time of or in connection with the applicable Division.

Section 7.05 Dispositions. None of the Borrower nor any of the Restricted Subsidiaries shall, directly or indirectly, make any Disposition including by allocation of any assets to a series of a limited liability company, except:

(a) (i) Dispositions of obsolete, non-core, worn out, surplus or other property, whether now owned or hereafter acquired, in the ordinary course of business and (ii) Dispositions of property no longer used or useful in the conduct of the business of the Borrower or any of its Restricted Subsidiaries;

(b) Dispositions of inventory, property, IP Rights and assets in the ordinary course of business (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned in the ordinary course of business) and of immaterial assets; provided that no IP Rights that are material to the operation of the Borrower or any Restricted Subsidiaries’ respective businesses may be Disposed;

(c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) all of the proceeds of such Disposition are promptly applied to the purchase price of such replacement property;

(d) Dispositions of property to the Borrower or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan Party or (ii) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02;

(e) to the extent constituting Dispositions, transactions permitted by Sections 7.01, 7.02 (other than Section 7.02(e)), 7.04 (other than 7.04(g)) and 7.06;

(f) [reserved];

(g) Dispositions, liquidations or use of Cash Equivalents;

(h) leases or subleases, in each case in the ordinary course of business;

(i) transfers of property subject to Casualty Events;

(j) Dispositions of property; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Event of Default exists), no Event of Default shall exist or would immediately result from such Disposition and (ii) the Borrower or any of its Restricted Subsidiaries shall receive not less than 75% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s (or the Restricted Subsidiaries’, as applicable) most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obligations and the Secured Loan Document Hedge Obligations, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, (B) any securities received by the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and (C) aggregate non-cash consideration received by the Borrower or the applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed the greater of (i) $40,000,000 and (ii) 25% of LTM Consolidated EBITDA at any time outstanding (net of any non-cash consideration converted into cash and Cash Equivalents); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Dispositions under this Section 7.05(j) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(k) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business;

(l) Dispositions of property pursuant to sale-leaseback transactions; provided that the fair market value of all property so Disposed of after the Closing Date shall not exceed $15,000,000;

(m) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Borrower;

(n) any issuance or sale of Equity Interests in, or Indebtedness or other securities of, an Unrestricted Subsidiary;

(o) the unwinding, termination, transfer, liquidation or novation of any Swap Contract;

(p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements;

(q) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights;

(r) Permitted Intercompany Activities; and

(s) Dispositions of assets acquired pursuant to or in order to effectuate a Permitted Acquisition which assets are not used or useful to the core or principal business of the Borrower and the Restricted Subsidiaries;

provided that any Disposition of any property pursuant to Section 7.05(j) or (l) shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith.

Section 7.06 Restricted Payments. None of the Borrower nor any of the Restricted Subsidiaries shall make, directly or indirectly, any Restricted Payment, except:

(a) each Restricted Subsidiary may make Restricted Payments to the Borrower and other Restricted Subsidiaries of the Borrower (and, in the case of a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests);

(b) the Borrower and each Restricted Subsidiary may make Restricted Payments payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 7.03) of such Person;

(c) any Restricted Payment; provided that (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) after giving effect thereto, the Borrower shall be in compliance, on a Pro Forma Basis, with a Net Total Leverage Ratio of equal to or less than (A) prior to consummation of the WBR Specified Transaction, 3.25:1.00, and (B) from and after consummation of the WBR Specified Transaction, 4.25:1.00.

(d) Restricted Payments in an aggregate amount not to exceed the Available Amount Basket; provided that the Available Amount Conditions are satisfied;

(e) to the extent constituting Restricted Payments, the Borrower and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Sections 7.02 (other than Sections 7.02(e), (m), (n), (r), (x), (z) or (aa)), 7.04 or 7.07 (other than Sections 7.07(f) or 7.07(k));

(f) repurchases of Equity Interests in the Borrower (or any direct or indirect parent thereof) or any Restricted Subsidiary of the Borrower deemed to occur upon exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants;

(g) the Borrower and each Restricted Subsidiary may pay (or make Restricted Payments to allow Holdings, the Borrower or any other direct or indirect parent thereof to pay) for the repurchase, retirement or other acquisition or retirement for value of Equity Interests of such Restricted Subsidiary (or of the Borrower or any other such direct or indirect parent thereof) from any future, present or former employee, officer, director, manager or consultant of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent of such Restricted Subsidiary) or any of its Subsidiaries upon the death, disability, retirement or termination of employment of any such Person or pursuant to any employee or director equity plan, employee, manager or director stock option plan or any other employee or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, manager, director, officer or consultant of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Restricted Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (g) shall not exceed $15,000,000 in any calendar year (which shall increase to $25,000,000 subsequent to the consummation of a Qualified IPO) (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $25,000,000 in any calendar year or $40,000,000 subsequent to the consummation of a Qualified IPO, respectively); provided, further, that such amount in any calendar year may be increased by an amount not to exceed:

(i) to the extent contributed to the Borrower, the net cash proceeds from the sale of Equity Interests (other than Disqualified Equity Interests or Designated Equity Contributions) of any of the Borrower’s direct or indirect parent companies, in each case to members of management, managers, directors or consultants of the Borrower, any of its Subsidiaries or any of its direct or indirect parent companies that occurs after the Closing Date, to the extent net cash proceeds from the sale of such Equity Interests have been Not Otherwise Applied; plus

(ii) the net cash proceeds of key man life insurance policies received by the Borrower or its Restricted Subsidiaries; less

(iii) the amount of any Restricted Payments previously made with the cash proceeds described in clause (i) and (ii) of this Section 7.06(g);

(h) so long as no Event of Default has occurred and is continuing on the date such Restricted Payment is made, Restricted Payments in an aggregate amount equal, when combined with prepayments of Indebtedness pursuant to Section 7.10(a)(iv), to the greater of (i) $40,000,000 and (ii) 25% of LTM Consolidated EBITDA (after giving effect to any concurrent Investments); provided that following consummation of the WBR Specified Transaction, the foregoing cap on Restricted Payments under this Section 7.06(h) shall be determined without giving effect to the foregoing clause (ii) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter;

(i) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower:

(i) to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, legal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business and attributable to the ownership or operations of the Borrower and its Restricted Subsidiaries and, Transaction Expenses and any reasonable and customary indemnification claims made by directors, managers or officers of such parent attributable to the ownership or operations of the Borrower and its Restricted Subsidiaries;

(ii) the proceeds of which shall be used by such parent to pay franchise and similar Taxes, and other fees and expenses, required to maintain its (or any of its direct or indirect parents’) corporate existence;

(iii) with respect to each taxable year (or a portion thereof) ending after the Closing Date for which the Borrower is treated as either a partnership or disregarded entity for U.S. federal income tax purposes, the payment of distributions to the Borrower’s direct or indirect equity owners in an aggregate amount equal to the product of (x) the amount of taxable income of the Borrower (in the case of a disregarded entity, computed as if such entity were a partnership) allocated to the direct or indirect equity owners of the Borrower for such taxable year (or a portion thereof) and (y) the highest marginal effective combined U.S. federal, state and local income tax rate applicable to an individual that is resident in New York City for such taxable year (taking into account any cumulative net taxable loss of the Borrower for prior taxable years to the extent such is available to reduce taxes in the current taxable year (or portion thereof) and the character (e.g., long-term or short-term capital gain or ordinary or exempt) of the applicable income; provided that any payment pursuant to the foregoing shall be reduced by any such income taxes paid directly by (or withheld on behalf of) the Loan Parties or any of their Restricted Subsidiaries; provided further that any distributions under this clause (iii) with respect to any such taxable year may be made to allow such equity owners to pay estimated taxes during the course of the taxable year using reasonable estimates of the anticipated aggregate amount of distributions for such taxable year, with any excess of the actual amounts of distributions permitted for such taxable year over the aggregate installments with respect to any such taxable year increasing any distributions under this clause (iii) with respect to the immediately subsequent taxable year (and, to the extent such excess is not fully absorbed in the immediately subsequent taxable year, the following taxable years)) (any such Restricted Payment permitted under this clause (iii), a “Permitted Tax Distribution”);

(iv) to finance any Investment that would be permitted to be made pursuant to Section 7.02 if such parent were subject to such section; provided that (A) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contributed to the Borrower or the Restricted Subsidiaries or (2) the merger (to the extent permitted in Section 7.04) of the Person formed or acquired into the Borrower or its Restricted Subsidiaries in order to consummate such Investment in accordance with the requirements of Section 6.11 (it being understood that such contribution or merger shall not build any other basket hereunder);

(v) the proceeds of which shall be used to pay customary salary, bonus and other benefits payable to officers and employees of any direct or indirect parent company of the Borrower to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries; and

(vi) the proceeds of which shall be used by Holdings to pay (or to make Restricted Payments to allow any direct or indirect parent thereof to pay) fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering by Holdings (or any direct or indirect parent thereof) that is directly attributable to the operations of the Borrower and its Restricted Subsidiaries;

(j) payments made or expected to be made by the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options;

(k) the Borrower or any Restricted Subsidiary may (i) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any acquisition permitted under Section 7.02 and (ii) honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion and may make payments on convertible Indebtedness in accordance with its terms;

(l) after the consummation of a Qualified IPO, the Borrower may make the payment of a dividend within 30 days after the date of declaration thereof, if at the date of declaration the payment of such dividend would have complied with the provisions of this Agreement;

(m) Restricted Payments that are made (i) with Excluded Contribution Assets or the proceeds thereof within thirty (30) days after the date such assets were designated as such or (ii) without duplication with clause (i) but so long as the Available Amount Conditions are satisfied, in an amount equal to the Net Proceeds from a Disposition of Excluded Contribution Assets, in each case, to the extent Not Otherwise Applied; and

(n) on or after the consummation of the WBR Specified Transaction, the Borrower may make Restricted Payments in respect of redeeming the WBR Specified Preferred Equity so long as (i) no Event of Default has occurred and is continuing or would result therefrom and (ii) the Net Total Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are required to have been delivered, on a pro forma basis after giving effect to such WBR Specified Transaction and such redemption and all other appropriate pro forma adjustments, shall be equal or less than 5.00:1.00.

For purposes of determining compliance with this Section 7.06, in the event that a Restricted Payment meets the criteria of more than one of the categories of Restricted Payments described in clauses (a) through (n) above, the Borrower shall, in its sole discretion, classify or later divide, classify or reclassify all or a portion of such Restricted Payment in a manner that complies with this Section 7.06 and will only be required to include the amount and type of such Restricted Payment in one or more of the above clauses.

Section 7.07 Transactions with Affiliates. The Borrower shall not, nor shall the Borrower permit any of the Restricted Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, involving aggregate payments or consideration in excess of $5,000,000, other than (a) loans and other transactions among the Borrower and its Restricted Subsidiaries or any entity that becomes a Restricted Subsidiary as a result of such loan or other transaction to the extent permitted under this Article VII, (b) (i) on terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by the Borrower or such Restricted Subsidiary at the time in a comparable arm’s-length transaction with a Person other than an Affiliate, as determined in good faith by the Borrower’s board of directors or (ii) any transaction fair to the Loan Parties as determined by the Borrower in good faith, (c) the consummation of the WBR Specified Transaction so long as each of the WBR Specified Transaction Conditions are satisfied, (d) [reserved], (e) Restricted Payments permitted under Section 7.06, (f) employment and severance arrangements between the Borrower and its Restricted Subsidiaries and their respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (g) the payment of customary fees and reasonable out of pocket costs to, and indemnities provided on behalf of, directors, managers, officers, employees and consultants of the Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Borrower) in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Restricted Subsidiaries, (h) transactions pursuant to agreements in existence on the Closing Date and set forth on Schedule 7.07 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (i) customary payments by the Borrower and any of its Restricted Subsidiaries to the Investors made for any financial advisory, financing, underwriting or placement services or in respect of other investment banking activities (including in connection with acquisitions or divestitures), which payments are approved by the majority of the members of the board of directors or managers or a majority of the disinterested members of the board of directors or managers of the Borrower, in good faith, (j) payments by the Borrower or any of its Subsidiaries pursuant to any tax sharing agreements with any direct or indirect parent of the Borrower to the extent attributable to the ownership or operation of the Borrower and the Subsidiaries, but only to the extent permitted by Section 7.06(i)(iii), (k) Permitted Intercompany Activities, (l) a joint venture which would constitute a transaction with an Affiliate solely as a result of the Borrower or any Restricted Subsidiary owning an equity interest or otherwise controlling such joint venture or similar entity, and (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of the Borrower to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (or any Affiliate of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof.

Section 7.08 Burdensome Agreements. The Borrower shall not, nor shall the Borrower permit any of the Restricted Subsidiaries to, enter into or permit to exist any Contractual Obligation (other than this Agreement, the other Loan Documents, the Revolving Credit Facility and any agreements or documents governing, evidencing and/or securing the Revolving Credit Facility, Credit Agreement Refinancing Indebtedness (as defined hereunder), Secured Loan Document Hedge Agreement, Incremental Commitments and Incremental Equivalent Debt and any requirements of Law that are memorialized as Contractual Obligations) that prohibits any Loan Party to create, incur, assume or suffer to exist Liens on the Collateral of such Person for the benefit of the Lenders with respect to the Facilities, the Obligations or under the Loan Documents and the Secured Loan Document Hedge Obligations; provided that the foregoing shall not apply to Contractual Obligations which (i) (x) exist on the Closing Date and (to the extent not otherwise permitted by this Section 7.08) are listed on Schedule 7.08 hereto and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebtedness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, replacement, renewal, extension or refinancing does not expand the scope of such Contractual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Subsidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Restricted Subsidiary of the Borrower; provided further that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsidiary pursuant to Section 6.14, (iii) represent Indebtedness of a Restricted Subsidiary of the Borrower which is not a Loan Party which is permitted by Section 7.03, (iv) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable solely to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to the property financed by such Indebtedness, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to secured Indebtedness permitted pursuant to Section 7.03(e), (g) or (m) and to the extent that such restrictions apply only to the property or assets securing such Indebtedness or to the Restricted Subsidiaries incurring or guaranteeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement entered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, (xii) customary restrictions on Liens in Indebtedness permitted hereunder so long as such Indebtedness permits the first-priority Liens of the

Secured Parties on the Collateral, or (xiii) arise in connection with cash or other deposits permitted under Sections 7.01 and 7.02 and limited to such cash or deposit.

Section 7.09 Financial Covenant. The Borrower will not permit the Debt Service Coverage Ratio to be less than 1.10:1.00 as of the last day of each Test Period (commencing with the Test Period ending September 30, 2024).

Section 7.10 Prepayments, Etc. of Indebtedness.

(a) The Borrower shall not, nor shall the Borrower permit any of the Restricted Subsidiaries to, directly or indirectly, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal and interest shall be permitted) any Indebtedness that is unsecured, subordinated in right of payment to the Obligations or secured by a Lien that is junior to the Lien securing the Obligations (collectively, “Junior Financing”) or make any payment in violation of any subordination terms of any Junior Financing Documentation, except (i) the refinancing thereof with the Net Proceeds of, or in exchange for, any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if such Indebtedness was originally incurred under Section 7.03(g), is permitted pursuant to Section 7.03(g)), (ii) the conversion of any Junior Financing to, or the exchange of any Junior Financing for, Equity Interests (other than Disqualified Equity Interests) of the Borrower or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary to the extent not prohibited by the subordination provisions contained in the Intercompany Note, (iv) so long as no Event of Default has occurred and is continuing, prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed, when combined with the amount of Restricted Payments pursuant to Section 7.06(h), the greater of (x) $40,000,000 and (y) 25% of LTM Consolidated EBITDA (after giving effect to any concurrent Investments), provided that following consummation of the WBR Specified Transaction, the foregoing cap on prepayments under this Section 7.10(a) shall be determined without giving effect to the foregoing clause (y) unless and until such time as the Borrower delivers a certificate certifying that the Net First Lien Leverage Ratio is less than or equal to 4.25:1.00 as of the last day of a fiscal quarter, (v) prepayments, redemptions, purchases, defeasances or other payments of, or with respect to, Junior Financings so long as (A) no Event of Default shall have occurred and be continuing and (B) after giving effect thereto, the Borrower shall be in compliance, on a Pro Forma Basis, with a Net Total Leverage Ratio of equal to or less than 3.00:1.00; (vi) so long as no Event of Default has occurred and is continuing, prepayments, redemptions, purchases, defeasances and other payments of Junior Financings or any Permitted Refinancings thereof with Declined Proceeds as required thereby, and (vii) prepayments, redemptions, purchases, defeasances, and other payments of Junior Financings in an aggregate amount not to exceed the Available Amount Basket; provided that the Available Amount Conditions are satisfied. For the avoidance of doubt, for the purposes of this Agreement and the other Loan Documents, in no event shall the Revolving Obligations constitute “Junior Financing”.

(b) The Borrower shall not, nor shall it permit any of the Restricted Subsidiaries to amend, modify or change in any manner materially adverse to the interests of the Lenders any term or condition of any Junior Financing Documentation without the consent of the Administrative Agent (which consent shall not be unreasonably withheld, conditioned or delayed).

Article VIII
EVENTS OF DEFAULT AND REMEDIES

Section 8.01 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”):

(a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder, under the Fee Letter or with respect to any other Loan Document; or

(b) Specific Covenants. The Borrower or any Restricted Subsidiary fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; provided that a Default as a result of a breach of Section 7.09 is subject to cure pursuant to Section 8.05 and such Default will not become an Event of Default for purposes of exercising remedies under Section 8.02 until such cure is no longer available with respect to such Default; provided, further, that a breach of any financial maintenance covenant that is not applicable to all Facilities hereunder (a “Financial Covenant Event of Default”) shall not constitute an Event of Default with respect to any Facility hereunder for which such financial covenant is not applicable unless and until the lenders with respect to the Facility affected by such Financial Covenant Event of Default have declared all amounts outstanding under the applicable Facility to be immediately due and payable and all commitments with respect to such Facility to be immediately terminated, in each case in accordance with this Agreement or the documentation with respect to such Facility, as applicable (the “Financial Covenant Standstill Period”); or

(c) Other Defaults. Any Loan Party or Holdings fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document or in the Fee Letter on its part to be performed or observed and (other than the obligations under the Fee Letter) such failure continues for thirty (30) days after written notice thereof by the Administrative Agent to the Borrower; provided that, (A) if such failure does not involve the payment of money to any Person and is not susceptible to cure within such thirty (30) days, (B) such Person is proceeding with diligence and good faith to cure such default and such default is susceptible to cure and (C) the existence of such failure has not resulted in a Material Adverse Effect, such thirty (30) day period shall be extended as may be necessary to cure such failure, such extended period not to exceed ninety (90) days in the aggregate (inclusive of the original thirty (30)-day period); provided, further, that a failure to perform or observe any such covenant or agreement by a Loan Party that is an Immaterial Subsidiary shall constitute an Event of Default under this clause (c) only to the extent that such breach has resulted in a Material Adverse Effect; or

(d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of Holdings, the Borrower or any other Loan Party herein, in any other Loan Document, or in any certificate required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or

(e) Cross-Default. Any Loan Party or any Restricted Subsidiary (i) fails to make any payment beyond the applicable grace period with respect thereto, if any, (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of (x) the Revolving Credit Facility or (y) any other Indebtedness (other than Indebtedness for borrowed money hereunder) having an aggregate principal amount of not less than $25,000,000, or (ii) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(ii) shall not apply to: (A) secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder and under the documents providing for such Indebtedness; (B) with respect to Indebtedness consisting of any Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts; or (C) any event requiring a prepayment or offer to purchase pursuant to customary asset sale or change of control provisions; provided, further, that a breach of any financial maintenance covenant contained in the documentation governing the Revolving Credit Facility that is not applicable to any Facility hereunder shall not constitute an Event of Default with respect to such Facility hereunder for which such financial covenant is not applicable unless and until the lenders under the Revolving Credit Facility have declared all loans under the Revolving Credit Facility to be immediately due and payable or letters of credit under the Revolving Credit Facility have been required to be cash collateralized, in each case in accordance with the documentation with respect to the Revolving Credit Facility, and such declaration or requirement has not been rescinded on or before such date; or

(f) Insolvency Proceedings, Etc. Any of Holdings, any Loan Party or any Restricted Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Restricted Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Loan Parties, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding $25,000,000 (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged, stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or

(i) Invalidity of Loan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or Collateral Agent or any Lender or the satisfaction in full of all the Obligations, ceases to be in full force and effect; or Holdings or any Loan Party contests in writing the validity or enforceability of any material provision of any Loan Document or the validity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation under any Loan Document (other than as a result of repayment in full of the Obligations and termination of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or

(j) Change of Control. There occurs any Change of Control; or

(k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01 or Section 6.11 or Section 6.13 or Section 6.20 shall for any reason (other than pursuant to the terms thereof including as a result of a transaction not prohibited under this Agreement) cease to create a valid and (other than with respect to Mortgages) perfected Lien, with the priority required by the Collateral Documents and the Junior Lien Intercreditor Agreement on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (x) except to the extent that any such perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or any loss thereof results from the failure of the Administrative Agent or the Collateral Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation statements and (y) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or

(l) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or any ERISA Affiliate in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect.

Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the request of the Required Lenders, shall take any or all of the following actions (or, if a Financial Covenant Event of Default occurs and is continuing and prior to the expiration of the Financial Covenant Standstill Period, at the request of the applicable Required Facility Lenders only, and in such case only with respect to the Obligations and Commitments in respect of the applicable Facility):

(i) declare the commitment of each Lender to make Loans to be terminated, whereupon such commitments and obligation shall be terminated;

(ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower and each Guarantor;

(iii) [reserved]; and

(iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law;

provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender.

Section 8.03 Exclusion of Immaterial Subsidiaries. Solely for the purpose of determining whether a Default or Event of Default has occurred under clause (f) or (g) of Section 8.01, any reference in any such clause to any Restricted Subsidiary or Loan Party shall be deemed not to include any Restricted Subsidiary (an “Immaterial Subsidiary”) affected by any event or circumstances referred to in any such clause that did not, as of the last day of the most recent completed fiscal quarter of the Borrower, have assets with a fair market value in excess of 2.5% of Total Assets (it being agreed that all Restricted Subsidiaries affected by any event or circumstance referred to in any such clause shall be considered together, as a single consolidated Restricted Subsidiary, for purposes of determining whether the condition specified above is satisfied).

Section 8.04 Application of Funds. Subject to the Collateral Agency and Intercreditor Agreement, after the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable), any amounts or other distributions received on account of the Obligations and the Secured Loan Document Hedge Obligations, including any proceeds of Collateral, shall be applied by the Administrative Agent in the following order (to the fullest extent permitted by mandatory provisions of applicable Law):

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent or the Collateral Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid interest on the Loans, and any fees, premiums and scheduled periodic payments due under Secured Loan Document Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and to pay any breakage, termination or other payments under Secured Loan Document Hedge Agreements ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the payment of all other Obligations and Secured Loan Document Hedge Obligations of the Borrower that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and

Last, the balance, if any, after all of the Obligations and the Secured Loan Document Hedge Obligations have been paid in full, to the Borrower or as otherwise required by Law.

Notwithstanding the foregoing, no amounts received from any Loan Party shall be applied to any Excluded Swap Obligations of such Loan Party.

Section 8.05 Borrower’s Right to Cure.

(a) Notwithstanding anything to the contrary contained in Section 8.01 or 8.02, if the Borrower determines that an Event of Default under the covenant set forth in Section 7.09 has occurred or may occur, during the period commencing after the beginning of the last fiscal quarter included in such Test Period and ending ten (10) Business Days after the date on which financial statements are required to be delivered hereunder with respect to such fiscal quarter (such period, the “Designated Contribution Period”), the Investors may make a Specified Equity Contribution to the Borrower (a “Designated Equity

Contribution”), and the amount of the net cash proceeds thereof shall, at the request of the Borrower, be deemed to increase Consolidated EBITDA with respect to such applicable quarter for the purpose of determining compliance with the covenant set forth in Section 7.09 at the end of such quarter and applicable subsequent periods; provided that such net cash proceeds (i) are actually received by the Borrower as cash common equity (including through capital contribution of such net cash proceeds to the Borrower) during the period commencing after the beginning of the last fiscal quarter included in such Test Period by the Borrower and ending ten (10) Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder and (ii) are Not Otherwise Applied. The parties hereby acknowledge that this Section 8.05(a) may not be relied on for purposes of calculating any financial ratios other than as applicable to Section 7.09 and shall not result in any adjustment to any baskets or other amounts other than the amount of the Consolidated EBITDA for the purpose of Section 7.09.

(b) (i) In each period of four consecutive fiscal quarters, there shall be at least two fiscal quarters in which no Designated Equity Contribution is made, (ii) no more than five Designated Equity Contributions may be made in the aggregate during the term of this Agreement, (iii) no more than one Designated Equity Contribution shall be in excess of the amount required to cause the Borrower to be in Pro Forma Compliance with Section 7.09 for any applicable period and (iv) there shall be no pro forma reduction in Indebtedness with the proceeds of any Designated Equity Contribution for determining compliance with Section 7.09 for the fiscal quarter with respect to which such Designated Equity Contribution was made; provided that, to the extent such net cash proceeds are actually applied to prepay Indebtedness, such reduction may be credited in any subsequent fiscal quarter.

Article IX
ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 9.01 Appointment and Authorization of Agents.

(a) Each Lender (in its capacities as a Lender and on behalf of itself and its Affiliates as potential counterparts to Secured Loan Document Hedge Agreements) hereby irrevocably appoints, designates and authorizes each of the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Lenders hereby expressly authorize the Administrative Agent and the Collateral Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Collateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or the Collateral Agent have or be deemed to have any fiduciary relationship with any Lender or Participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to any Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

(b) [Reserved].

(c) Each of the Secured Parties hereby irrevocably appoints and authorizes the Collateral Agent to act as the agent of (and to hold any security interest created by the Collateral Documents for and on behalf of or on trust for) such Secured Party for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by the Loan Parties to secure any of the Obligations and the Secured Loan Document Hedge Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Collateral Agent (and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent or the Collateral Agent pursuant to Section 9.02 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Collateral Agent), shall be entitled to the benefits of all provisions of this Article IX (including Section 9.07, as though such co-agents, sub-agents and attorneys-in-fact were the Collateral Agent under the Loan Documents) as if set forth in full herein with respect thereto.

(d) Each Lender (in its capacities as a Lender and on behalf of itself and its Affiliates as potential counterparts to Secured Loan Document Hedge Agreements) hereby (a) acknowledges that it has received a copy of the Junior Lien Intercreditor Agreement, (b) agrees that it will be bound by and will take no actions contrary to the provisions of the Junior Lien Intercreditor Agreement to the extent then in effect, (c) authorizes and instructs the Collateral Agent to enter into the Junior Lien Intercreditor Agreement as Collateral Agent and on behalf of such Lender.

(e) Except as provided in Sections 9.09 and 9.11, the provisions of this Article IX are solely for the benefit of the Administrative Agent, the Collateral Agent, the Lead Arrangers and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third-party beneficiary of any of such provisions.

Section 9.02 Delegation of Duties. Each of the Administrative Agent and the Collateral Agent may execute any of its respective duties under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. The Administrative Agent, the Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Agent-Related Persons of the Administrative Agent, the Collateral Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent or Collateral Agent. The Administrative Agent and the Collateral Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct (as determined in the final non-appealable judgment of a court of competent jurisdiction).

Section 9.03 Liability of Agents. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein), (b) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity, (c) be responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in Article IV or elsewhere herein, other than that the Administrative Agent shall confirm receipt of items expressly required to be delivered to the Administrative Agent or (d) be responsible in any manner for any recital, statement, representation or warranty made by any Loan Party or any officer thereof, contained herein or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Collateral Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, the existence, value or collectability of the Collateral, any failure to monitor or maintain any part of the Collateral, any loss or diminution in the value of the Collateral or the perfection or priority of any Lien or security interest created or purported to be created under the Collateral Documents, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. No Agent-Related Person shall be under any obligation to any Lender or Participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party or any Affiliate thereof. Notwithstanding the foregoing, neither the Administrative Agent nor the Collateral Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent or Collateral Agent (as applicable) is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent or Collateral Agent (as applicable) shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent or Collateral Agent (as applicable) to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. Phrases such as “satisfactory to the Collateral Agent”, “approved by the Collateral Agent”, “acceptable to the Collateral Agent”, “as determined by the Collateral Agent”, “in the Collateral Agent’s discretion”, “selected by the Collateral Agent”, and phrases of similar import authorize and permit the Collateral Agent to approve, disapprove, determine, act or decline to act in its discretion, it being understood that the Collateral Agent in exercising such discretion under the Loan Documents shall be acting on the instructions of the Administrative Agent or the Required Lenders (or all Lenders to the extent required hereunder) and shall be fully protected in, and shall incur no liability in connection with, acting or failing to act (or failing to act while awaiting such instruction) pursuant to such instructions. Upon request from the Collateral Agent, the Administrative Agent shall confirm that the Lenders executing any document or delivering any direction are, in fact, the Required Lenders. In performing its functions and duties hereunder and under the other Loan Documents, the Administrative Agent is acting solely on behalf of the Lenders (except in limited circumstances expressly provided for herein relating to the maintenance of the Register), and its duties are entirely mechanical and administrative in nature. The motivations of the Administrative Agent are commercial in nature and not to invest in the general performance or operations of the Borrower.

Section 9.04 Reliance by Agents. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Loan Party), independent accountants and other experts selected by such Agent. Each Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice, direction or concurrence of the Required Lenders (and, in the case of the Collateral Agent, the advice, direction, or concurrence of the Administrative Agent) as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) (and, in the case of the Collateral Agent, the Administrative Agent) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

Section 9.05 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default”. Each of the Administrative Agent and Collateral Agent will notify the Lenders of its receipt of any such notice. Each Agent shall take such action with respect to any Event of Default as may be directed by the Required Lenders (or, if a Financial Covenant Event of Default occurs and is continuing and prior to the expiration of the Financial Covenant Standstill Period, the Required Facility Lenders under the applicable Facility only, and in such case only with respect to the Obligations and Commitments in respect of the applicable Facility) in accordance with Article VIII; provided that unless and until such Agent has received any such direction, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default as it shall deem advisable or in the best interest of the Lenders.

Section 9.06 Credit Decision; Disclosure of Information by Agent and Lead Arrangers. Each Lender acknowledges that no Agent-Related Person or Lead Arranger has made any representation or warranty to it, and that no act by any Agent or Lead Arranger hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person or Lead Arranger to any Lender as to any matter, including whether Agent-Related Persons or Lead Arrangers have disclosed material information in their possession. Each Lender represents to each Agent and Lead Arranger that it has, independently and without reliance upon any Agent-Related Person or Lead Arranger and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by any Agent herein, such Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates which may come into the possession of any Agent-Related Person.

Section 9.07 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Loan Party and without limiting the obligation of any Loan Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction; provided, further, that no action taken or not taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 9.07. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 9.07 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse each of the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Administrative Agent or the Collateral Agent, as the case may be, in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent or the Collateral Agent, as the case may be, is not reimbursed for such expenses by or on behalf of the Loan Parties and without limiting their obligation to do so. The undertaking in this Section 9.07 shall survive termination of the Aggregate Commitments, the payment of all other Obligations (and the Secured Loan Document Hedge Obligations) and the resignation or removal of the Administrative Agent or the Collateral Agent, as the case may be.

Section 9.08 Agents in Their Individual Capacities. Each of Barclays Bank PLC, Truist Bank and their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Affiliates as though such Person were not the Administrative Agent or Collateral Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Barclays Bank PLC, Truist Bank and their respective Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Affiliate) and acknowledge that neither the Administrative Agent nor the Collateral Agent shall be under any obligation to provide such information to them. With respect to its Loans (if any), Barclays Bank PLC, Truist Bank and their respective Affiliates shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the Collateral Agent and the terms “Lender” and “Lenders” include Barclays Bank PLC and Truist Bank in their individual capacities. Any successor to Barclays Bank PLC as the Administrative Agent or Truist Bank as the Collateral Agent shall also have the rights attributed to such Person under this paragraph.

Section 9.09 Successor Agents. The Administrative Agent may resign as the Administrative Agent upon thirty (30) days’ written notice to the Lenders, the Borrower and each other Agent (and if the Administrative Agent is a Defaulting Lender, the Borrower or the Required Lenders may remove such Defaulting Lender from such role upon ten (10) days’ notice to the Administrative Agent, the Lenders and each other Agent). If the Administrative Agent resigns or is removed by the Borrower, the Required Lenders shall appoint a successor agent, which successor agent shall (a) be selected from among the Lenders and (b) be consented to by the Borrower at all times other than during the existence of an Event of Default under Section 8.01(a), (f) or (g) (which consent of the Borrower shall not be unreasonably withheld or delayed); provided that in no event shall any such successor Administrative Agent be a Defaulting Lender or a Disqualified Lender. If no successor agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent, the Administrative Agent, in the case of a resignation, and the Borrower, in the case of a removal may appoint, after consulting with the Lenders and the Borrower (in the case of a resignation), a successor agent which shall be from among the Lenders (subject to the proviso at the end of the immediately preceding sentence). Upon the acceptance of its appointment as successor agent, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent under the Loan Documents and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation or removal in accordance herewith as the Administrative Agent, the provisions of this Article IX and the provisions of Sections 9.07, 10.04, and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent in respect of the Loan Documents. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation or ten (10) days following the Borrower’s notice of removal, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as the Administrative Agent in accordance herewith by a successor and upon the execution and filing or recording of such financing statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Required Lenders may request, in order to (y) continue the perfection of the Liens granted or purported to be granted by the Collateral Documents or (z) otherwise ensure that Section 6.11 is satisfied, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent under the Loan Documents, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Resignation, removal and replacement of the Collateral Agent shall be governed by the terms and conditions set forth in the Collateral Agency and Intercreditor Agreement.

Section 9.10 Administrative Agent May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower or the Collateral Agent) shall be (to the fullest extent permitted by mandatory provisions of applicable Law) entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, all other Obligations and the Secured Loan Document Hedge Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Collateral Agent and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Collateral Agent and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the Collateral Agent and the Administrative Agent under Section 2.08, Section 9.07, Section 10.04, and Section 10.05) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, curator, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent or the Collateral Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent or the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Agents and their respective agents and counsel, and any other amounts due the Administrative Agent or the Collateral Agent under Sections 2.08, 10.04, and 10.05.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations and the Secured Loan Document Hedge Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

Section 9.11 Collateral and Guaranty Matters. Each Lender (including in its capacity as a counterparty to a Secured Loan Document Hedge Agreement) and each other Secured Party by its acceptance of the Collateral Documents irrevocably agrees:

(a) that any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document shall be automatically released (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations not yet accrued and payable), (ii) at the time the property subject to such Lien is Disposed or to be Disposed as part of or in connection with any Disposition permitted hereunder or under any other Loan Document to any Person other than a Person required to grant a Lien to the Administrative Agent or the Collateral Agent under the Loan Documents (or, if such transferee is a Person required to grant a Lien to the Administrative Agent or the Collateral Agent on such asset, at the option of the applicable Loan Party, such Lien on such asset may still be released in connection with the transfer so long as (x) the transferee grants a new Lien to the Administrative Agent or Collateral Agent on such asset substantially concurrently with the transfer of such asset, (y) the transfer is between parties organized under the laws of different jurisdictions and at least one of such parties is a Foreign Subsidiary and (z) the priority of the new Lien is the same as that of the original Lien and the Lien of the Secured Parties on such asset is not impaired or otherwise adversely affected by such release and granting of such new Lien as reasonably determined by the Administrative Agent), (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or ratified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below, (v) upon a permitted designation of a Restricted Subsidiary as an Unrestricted Subsidiary, the Collateral owned by such Unrestricted Subsidiary, (vi) to the extent (and only for so long as) such property constitutes an “Excluded Asset” or (vii) if the release of such Lien on such property is permitted under the terms of each applicable Collateral Document;

(b) that upon the request of the Borrower, the Administrative Agent and the Collateral Agent may release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Sections 7.01(u) or (w) (in the case of clause (w), to the extent required by the terms of the obligations secured by such Liens) pursuant to documents reasonably acceptable to the Administrative Agent;

(c) subject to the following clause (d), that any Subsidiary Guarantor shall be automatically released from its obligations under the Guaranty if (i) such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transaction or designation permitted hereunder or (ii) subject to Section 10.01, if such release is approved, authorized or ratified in writing by the Required Lenders; provided that no such release shall occur if such Guarantor continues to be a guarantor in respect of the Revolving Credit Facility or any Junior Financing or any Permitted Refinancing thereof;

(d) notwithstanding the foregoing clause (c), no Subsidiary Guarantor shall be released of its obligations under the Guaranty as a result of a disposition of less than all of such Subsidiary Guarantor’s Equity Interests, unless such disposition of Equity Interests is a good faith disposition to a bona fide unaffiliated third party for bona fide business purposes and after giving effect to such disposition, such unaffiliated third party will own at least 50% or more of the Equity Interests in such Person; and

(e) the Administrative Agent and Collateral Agent may (and each Lender irrevocably authorizes and directs the Administrative Agent and the Collateral Agent to), without any further consent of any Lender, enter into the Collateral Agency and Intercreditor Agreement (including, if applicable, pursuant to clause (b) or clause (c) of the definition thereof) and the Junior Lien Intercreditor Agreement and any supplement or amendment to, or any amendment and restatement or replacement of, the Collateral Agency and Intercreditor Agreement and the Junior Lien Intercreditor Agreement with (i) the collateral agent, the administrative agent or other representatives of holders of Revolving Obligations permitted pursuant to Section 7.03(a)(ii), Section 7.03(a)(iii) or Section 7.03(a)(iv) that are intended to be secured on a pari passu basis with the Liens securing the Obligations and constitute First-Out Debt and (ii) with the collateral agent or other representatives of the holders of Indebtedness permitted under Section 7.03 that is intended to be secured on a pari passu or junior basis to the Liens securing the Obligations, in each case, where such Indebtedness is secured by Liens permitted under Section 7.01. Each of the Administrative Agent and the Collateral Agent may rely exclusively on a certificate of a Responsible Officer of the Borrower as to whether any such other Liens are permitted hereunder. Any supplement or amendment to, or amendment and restatement or replacement of the Collateral Agency and Intercreditor Agreement or Junior Lien Intercreditor Agreement entered into by the Administrative Agent and Collateral Agent in accordance with the terms of this Agreement shall be binding on the Secured Parties.

Upon request by the Administrative Agent or the Collateral Agent at any time, the Borrower will confirm in writing the Administrative Agent’s or the Collateral Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.11. In each case as specified in this Section 9.11, the Administrative Agent or the Collateral Agent will promptly upon the request of the Borrower (and each Lender irrevocably authorizes the Administrative Agent and the Collateral Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as the Borrower may reasonably request to evidence the release or subordination of such item of Collateral from the assignment and security interest granted under the Collateral Documents, or to evidence the release of such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.11 (and the Administrative Agent and the Collateral Agent may rely conclusively on a certificate of a Responsible Officer of the Borrower to that effect provided to it by any Loan Party upon its reasonable request without further inquiry). Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent or the Collateral Agent. For the avoidance of doubt, no release of Collateral or Guarantors effected in the manner permitted by this Section 9.11 shall require the consent of any holder of obligations under any Secured Loan Document Hedge Agreement.

Section 9.12 Other Agents; Lead Arrangers and Managers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “joint bookrunner”, “joint lead arranger”, “co-manager”, “co-syndication agent” or “co-documentation agent” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

Section 9.13 Appointment of Supplemental Agents.

(a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent or the Collateral Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent and the Collateral Agent are hereby authorized to appoint an additional individual or institution selected by the Administrative Agent or the Collateral Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, collateral agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Agent” and collectively as “Supplemental Agents”).

(b) In the event that the Collateral Agent appoints a Supplemental Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Agent to the extent, and only to the extent, necessary to enable such Supplemental Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Agent shall run to and be enforceable by either the Collateral Agent or such Supplemental Agent, and (ii) the provisions of this Article IX and of Sections 10.04 and 10.05 that refer to the Administrative Agent shall inure to the benefit of such Supplemental Agent and all references therein to the Collateral Agent shall be deemed to be references to the Collateral Agent and/or such Supplemental Agent, as the context may require.

(c) Should any instrument in writing from any Loan Party be required by any Supplemental Agent so appointed by the Administrative Agent or the Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent or the Collateral Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new Supplemental Agent.

Section 9.14 Withholding Tax Indemnity. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall, within ten (10) days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the extent that the Administrative Agent has not already been reimbursed by the Borrower or a Guarantor pursuant to Section 3.01 and Section 3.04 and without limiting or expanding the obligation of the Borrower or Guarantor to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.14. The agreements in this Section 9.14 shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations and the Secured Loan Document Hedge Obligations.

Section 9.15 Certain ERISA Matters.

(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments or this Agreement,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional, asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each other Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).

Section 9.16 Erroneous Payment.

(a) Each Lender (and each Participant of any of the foregoing, by its acceptance of a participation) hereby acknowledges and agrees that if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its sole discretion that any funds (or any portion thereof) received by such Lender (any of the foregoing, a “Payment Recipient”) from the Administrative Agent (or any of its Affiliates) were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) and demands the return of such Payment, such Payment Recipient shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment as to which such a demand was made. A notice of the Administrative Agent to any Payment Recipient under this Section shall be conclusive, absent manifest error.

(b) Without limitation of clause (a) above, each Payment Recipient further acknowledges and agrees that if such Payment Recipient receives a Payment from the Administrative Agent (or any of its Affiliates) (x) that is in an amount, or on a date different from the amount and/or date specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”), (y) that was not preceded or accompanied by a Payment Notice, or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), in each case, it understands and agrees at the time of receipt of such Payment that an error has been made (and that it is deemed to have knowledge of such error) with respect to such Payment. Each Payment Recipient agrees that, in each such case, it shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made.

(c) Any Payment required to be returned by a Payment Recipient under this Section shall be made in same-day funds in the currency so received, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. Each Payment Recipient hereby agrees that it shall not assert and, to the fullest extent permitted by applicable law, hereby waives, any right to retain such Payment, and any claim, counterclaim, defense or right of set-off or recoupment or similar right to any demand by the Administrative Agent for the return of any Payment received, including without limitation any defense based on “discharge for value” or any similar doctrine.

(d) The Borrower and each other Subsidiary hereby agrees that (x) in the event an erroneous Payment (or portion thereof) is not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Subsidiary except, in each case, to the extent such erroneous Payment is, and with respect to the amount of such erroneous Payment that is, comprised of funds of the Borrower or any other Subsidiary.

(e) Each party’s obligations, agreements and waivers under this Section 9.16 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

Section 9.17 Acknowledgments of Lenders. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of the Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities laws), (iii) it has, independently and without reliance upon the Administrative Agent or any other Lender, or any of the related parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender, or any of the related parties of any of the foregoing, and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Article X
MISCELLANEOUS

Section 10.01 Amendments, Etc.. Except as otherwise set forth in this Agreement, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders, or by the Administrative Agent with the consent of the Required Lenders, and such Loan Party (with an executed copy thereof promptly delivered to the Administrative Agent if not otherwise a party thereto) and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that any amendment or waiver contemplated in clause (h) below, shall only require the consent of such Loan Party and the Required Facility Lenders under the applicable Facility, as applicable; provided, further, that no such amendment, waiver or consent shall:

(a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition precedent or of any Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender);

(b) postpone any date scheduled for, or reduce or forgive the amount of, any payment of principal or interest under Sections 2.06 or 2.07, in each case, without the written consent of each Lender holding the applicable Obligation (it being understood that the waiver of (or amendment to the terms of) any mandatory prepayment of the Term Loans shall not constitute a postponement of any date scheduled for the payment of principal or interest);

(c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (i) of the third proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document (or change the timing of payments of such fees or other amounts) without the written consent of each Lender and/or Agent holding such Loan or to whom such fee or other amount is owed; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate;

(d) change any provision of Sections 8.04 or 10.01 or the definition of “Required Lenders”, “Required Class Lenders”, “Required Facility Lenders”, “Pro rata Share” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents, in each case, without the written consent of each Lender directly affected thereby;

(e) other than in connection with a transaction permitted under Sections 7.04 or 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(f) other than in connection with a transaction permitted under Sections 7.04 or 7.05, release all or substantially all of the aggregate value of the Guarantees provided by the Guarantors, without the written consent of each Lender;

(g) amend, waive or otherwise modify any term or provision which directly affects Lenders under one or more Facilities and does not directly affect Lenders under any other Facility, in each case, without the written consent of the Required Facility Lenders under each such affected Facility or Facilities (and in the case of multiple Facilities which are affected, with respect to each such Facility, such consent shall be effected by the Required Facility Lenders of such Facility); provided, however, that the waivers described in this clause (g) shall not require the consent of any Lenders other than the Required Facility Lenders under such Facility or Facilities;

(h) amend, waive or otherwise modify the portion of the definition of “Interest Period” that provides for one, two, three or six month intervals to automatically allow intervals in excess of six months, without the written consent of each Lender affected thereby;

(i) subordinate the Initial Term Loans in right of payment to any other indebtedness or subordinate the lien securing the Obligations to any other lien securing any other indebtedness or permit the holders of any other indebtedness to receive proceeds from Collateral in priority to the Initial Term Loans, in each case, except in the case of (x) any indebtedness that is expressly permitted by the Loan Documents as in effect on the Closing Date to be senior in right of payment to the Initial Term Loans (including First-Out Debt permitted under Section 7.03(a)) and/or be secured by a lien that is senior to the lien securing the Obligations and (y) any indebtedness under any “debtor in possession” financing;

(j) change any provision of this Agreement in a manner that would alter the pro rata sharing of payments required hereby without the written consent of each Lender; or

(k) amend, waive or otherwise modify any term or provision (including the availability and conditions to funding under Section 2.13 (but not the conditions to implementing Incremental Commitments or Incremental Loans pursuant to Section 2.13(d)(iii)) with respect to Incremental Commitments and Incremental Loans, under Section 2.14 with respect to Refinancing Term Loans and under Section 2.15 with respect to Extended Term Loans, and the rate of interest applicable thereto) which directly affects Lenders of one or more Incremental Commitments, Incremental Loans or Extended Term Loans, and does not directly affect Lenders under any other Facility, in each case, without the written consent of the Required Facility Lenders under each such affected Facility (and in the case of multiple Facilities which are affected, with respect to each such Facility, such consent shall be effected by the Required Facility Lenders of such Facility); provided, however, that the waivers described in this clause (k) shall not require the consent of any Lenders other than the Required Facility Lenders under such applicable Incremental Loans, Incremental Commitments, Refinancing Term Loans or Extended Term Loans, as the case may be; and

provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent or the Collateral Agent, as applicable, in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or the Collateral Agent, as applicable, under this Agreement or any other Loan Document; (ii) Section 10.07(i) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amendment, waiver or other modification; and (iii) the consent of the Required Class Lenders of any Class of Commitments or Loans shall be required with respect to any amendment that by its terms adversely affects the rights of such Class in respect of payments or Collateral hereunder in a manner different than such amendment affects other Classes.

Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender, (y) amounts owing to the Defaulting Lender hereunder accrued prior to it becoming a Defaulting Lender may not be reduced or forgiven without the consent of such Lender, and (z) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms materially and adversely affects any Defaulting Lender (if such Lender were not a Defaulting Lender) to a greater extent than other affected Lenders shall require the consent of such Defaulting Lender.

Notwithstanding anything to the contrary in this Section 10.01, (x) amendments to the Fee Letter shall only require the consent of the parties thereto, (y) no Lender consent is required for the execution and delivery by the Administrative Agent and Collateral Agent (or any Other Debt Representative) of the Collateral Agency and Intercreditor Agreement pursuant to clause (b) of the definition thereof and (z) no Lender consent is required to effect a supplement or amendment to, or an amendment and restatement or replacement of the Collateral Agency and Intercreditor Agreement or Junior Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding (i) the collateral agent or other representatives of holders of any Revolving Obligations permitted under Section 7.03(a)(iii) or Section 7.03(a)(iv) where such Revolving Obligations are secured by Liens permitted under Section 7.01(a)(ii) and are intended to be First-Out Debt, (ii) the collateral agent or other representatives of holders of any Indebtedness permitted under Section 7.03 where such Indebtedness is secured by Liens permitted under Sections 7.01(a), (cc), (dd) or (ee) that is intended to be secured on a pari passu basis with the Liens securing the Obligations or (iii) the collateral agent or other representatives of the holders of Indebtedness permitted under Section 7.03 that is intended to be secured on a junior basis to the Liens securing the Obligations where such Indebtedness is secured by Liens permitted under Sections 7.01(a), (cc), (dd) or (ee) (it being understood that any such amendment or supplement, amendment and restatement or replacement may make such other changes to the applicable intercreditor agreement as, in the good faith determination of the Administrative Agent, are required to effectuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders (as determined by the Borrower)); provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or Collateral Agent hereunder or under any other Loan Document without the prior written consent of the Administrative Agent or the Collateral Agent, as applicable.

Notwithstanding anything to the contrary in this Section 10.01, this Agreement and any other Loan Document may be amended solely with the consent of the Administrative Agent and/or the Collateral Agent (if applicable) and the Borrower without the need to obtain the consent of any other Lender if such amendment is delivered in order (A) to correct or cure ambiguities, errors, omissions or defects, (B) to effect administrative changes of a technical or immaterial nature, (C) to fix incorrect cross references or similar inaccuracies in this Agreement or the applicable Loan Document, (D) to add any financial covenant or other terms for the benefit of all Lenders or any Class of Lenders pursuant to the conditions imposed on the incurrence of any Indebtedness set forth elsewhere in this Agreement, or (E) to implement amendments permitted, or not otherwise prohibited, by this Agreement or the other Collateral Documents that do not by the terms of this Agreement or other Collateral Documents require lender consent, and, in the case of each of clauses (A), (B) and (C), such amendment shall become effective without any further action or the consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof. The Collateral Documents and related documents in connection with this Agreement and the other Loan Documents may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent and/ or the Collateral Agent (if applicable) at the request of the Borrower without the need to obtain the consent of any other Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Law or advice of local counsel, (ii) to correct or cure ambiguities, omissions, mistakes or defects or (iii) to cause such Collateral Documents or other document to be consistent with this Agreement and the other Loan Documents and, in each case, such amendment shall become effective without any further action or the consent of any other party to any Loan Document if the same is not objected to in writing by the Required Lenders within five (5) Business Days following receipt of notice thereof.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, the Borrower and the Administrative Agent may enter into any Incremental Amendment in accordance with Section 2.13, any Refinancing Amendment in accordance with Section 2.14 and any Extension Amendment in accordance with Section 2.15 and such Incremental Amendments, Refinancing Amendments and Extension Amendments shall be effective to amend the terms of this Agreement and the other applicable Loan Documents, in each case, without any further action or consent of any other party to any Loan Document. In addition, upon the initial incurrence of any Loans intended to be secured on a basis junior in right of priority to the Obligations and the Secured Loan Document Hedge Obligations or intended to be unsecured pursuant to any Incremental Amendment or Refinancing Amendment, the Borrower, the Administrative Agent and the Collateral Agent may, without the need to obtain consent of any other Lender, make changes to the Loan Documents reasonably satisfactory to the Borrower, the Administrative Agent and the Collateral Agent that are necessary to reflect the junior Lien status or unsecured status of such Loans, including but not limited to (i) entering into the Junior Lien Intercreditor Agreement by the Administrative Agent on behalf of the holders of such junior lien Loans, (ii) including such Loans in the definition of “Latest Maturity Date” or Weighted Average Life to Maturity limitations but only with respect to future Indebtedness secured on a junior lien basis to the Lien securing the Obligations and the Secured Loan Document Hedge Obligations or unsecured (or not secured by the Collateral) and (iii) amending the Collateral Documents to exclude unsecured Loans from “Obligations” secured thereby.

Notwithstanding anything to the contrary herein, at any time and from time to time, upon notice to the Administrative Agent (who shall promptly notify the applicable Lenders) specifying in reasonable detail the proposed terms thereof, the Borrower may make one or more loan modification offers to all the Lenders of any Facility that would, if and to the extent accepted by any such Lender, (a) change the Applicable Rate and/or fees payable with respect to the Loans and Commitments under such Facility (in each case solely with respect to the Loans and Commitments of accepting Lenders in respect of which an acceptance is delivered) and (b) treat the Loans and Commitments so modified as a new “Facility” and a new “Class” for all purposes under this Agreement; provided that (i) such loan modification offer is made to each Lender under the applicable Facility on the same terms and subject to the same procedures as are applicable to all other Lenders under such Facility (which procedures in any case shall be reasonably satisfactory to the Administrative Agent) and (ii) no loan modification shall affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent or the Collateral Agent without its prior written consent.

In connection with any such loan modification, the Borrower and each accepting Lender shall execute and deliver to the Administrative Agent such agreements and other documentation as the Administrative Agent shall reasonably specify to evidence the acceptance of the applicable loan modification offer and the terms and conditions thereof, and this Agreement and the other Loan Documents shall be amended in a writing (which may be executed and delivered by the Borrower and the Administrative Agent and shall be effective only with respect to the applicable Loans and Commitments of Lenders that shall have accepted the relevant loan modification offer (and only with respect to Loans and Commitments as to which any such Lender has accepted the loan modification offer)) to the extent necessary or appropriate, in the judgment of the Administrative Agent, to reflect the existence of, and to give effect to the terms and conditions of, the applicable loan modification (including the addition of such modified Loans and/or Commitments as a “Facility” or a “Class” hereunder). No Lender shall have any obligation whatsoever to accept any loan modification offer, and may reject any such offer in its sole discretion. Notwithstanding the foregoing, no modification referred to above shall become effective unless the Administrative Agent and the Collateral Agent, to the extent reasonably requested by the Administrative Agent or the Collateral Agent, shall have received legal opinions, board resolutions, officers’ certificates and/or reaffirmation agreements consistent with those delivered on the Closing Date under Section 4.01 with respect to the Borrower and all Guarantors.

Section 10.02 Notices and Other Communications; Facsimile Copies.

(a) General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder or under any other Loan Document shall be in writing (including by facsimile transmission or electronic mail). All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower (or any other Loan Party), the Administrative Agent or the Collateral Agent, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02(a) or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the Borrower and the Administrative Agent or the Collateral Agent.

All such notices and other communications shall be deemed to be given or made upon the earlier to occur of (i) actual receipt by the relevant party hereto and (ii) (A) if delivered by hand or by courier, when signed for by or on behalf of the relevant party hereto; (B) if delivered by mail, four (4) Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of Section 10.02(d)), when delivered; provided that notices and other communications to the Administrative Agent and the Collateral Agent pursuant to Article II shall not be effective until actually received by such Person. In no event shall a voice mail message be effective as a notice, communication or confirmation hereunder. Any notice not given during normal business hours for the recipient shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

(b) Effectiveness of Facsimile Documents and Signatures. Loan Documents may be transmitted and/or signed by facsimile or other electronic communication. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually signed originals and shall be binding on all Loan Parties, the Agents and the Lenders.

(c) Reliance by Agents and Lenders. The Administrative Agent, the Collateral Agent and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent-Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower in the absence of gross negligence or willful misconduct as determined in a final and non-appealable judgment by a court of competent jurisdiction.

(d) Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by FpML messaging and Internet or intranet websites pursuant to procedures approved by the Administrative Agent acting reasonably, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by such communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by FpML messaging and Internet or intranet websites pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address of notification that such notice or communication is available and identifying the website address therefor.

Section 10.03 No Waiver; Cumulative Remedies. No failure by any Lender or the Administrative Agent or the Collateral Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Law.

Section 10.04 Attorney Costs and Expenses. The Borrower agrees (a) to pay or reimburse each Agent and the Lead Arrangers for all reasonable and documented out-of-pocket costs and expenses (including due diligence and travel expenses and advisors fees) incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby (including all Attorney Costs, which shall be limited to one primary counsel for the Administrative Agent and the Lead Arrangers (which shall be Paul Hastings L.L.P. for any and all of the foregoing in connection with the Loan Documents and other matters, including primary syndication, relating to the Loan Documents to occur on or prior to or otherwise in connection with the Closing Date) and one local counsel for the Administrative Agent and the Lead Arrangers as reasonably necessary in each relevant jurisdiction material to the interests of the Lenders taken as a whole (and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Indemnitees)) and (b) from and after the Closing Date, to pay or reimburse each Agent, the Lead Arrangers and each Lender for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement or protection (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Law), and including all respective Attorney Costs which shall be limited to Attorney Costs of one counsel to the Administrative Agent and the Lead Arranger (and one local counsel to the Administrative Agent and the Lead Arranger as reasonably necessary in each relevant jurisdiction material to the interests of the Lenders taken as a whole (and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Indemnitees)). The foregoing costs and expenses shall include all reasonable search, filing, recording and title insurance charges and fees related thereto, and other reasonable and documented out-of-pocket expenses incurred by any Agent. The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments, the repayment of all other Obligations and the Secured Loan Document Hedge Obligations and the resignation or removal of the Administrative Agent and the Collateral Agent. All amounts due under this Section 10.04 shall be paid within thirty (30) days of receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail including, if requested by the Borrower and to the extent reasonably available, backup documentation supporting such reimbursement request; provided that, with respect to the Closing Date, all amounts due under this Section 10.04 shall be paid on the Closing Date solely to the extent invoiced to the Borrower within three (3) Business Days of the Closing Date (except as otherwise reasonably agreed by the Borrower). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its sole discretion.

For the avoidance of doubt, this Section 10.04 shall not apply to Taxes.

Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Agent-Related Person, each Lead Arranger, each Lender and their respective Affiliates and their respective officers, directors, employees, partners, agents, advisors and other representatives of each of the foregoing and the successors and permitted assigns of each of the foregoing (but excluding any Excluded Affiliates) (collectively the “Indemnitees”) from and against any and all liabilities (including Environmental Liabilities), obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs but limited in the case of legal fees and expenses to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Indemnitees taken as a whole and, if reasonably necessary, one local counsel for the Indemnitees taken as a whole in each relevant jurisdiction that is material to the interests of the Lenders, and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Indemnitees) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (c) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether brought by a third party or by the Borrower or any other Loan Party, its respective equity holders, Affiliates, creditors or any third Person and regardless of whether any Indemnitee is a party thereto (all the foregoing, collectively, the “Indemnified Liabilities”) in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that, notwithstanding the foregoing, such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses, or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its Affiliates or their respective directors, officers, employees, partners, agents, advisors or other representatives (other than Excluded Affiliates), as determined by a final non-appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations under any Loan Document by such Indemnitee or of any of its Affiliates (other than

Excluded Affiliates), as determined by a final non-appealable judgment of a court of competent jurisdiction, or (z) any dispute solely among Indemnitees (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an administrative agent, collateral agent or arranger or any similar role under any Facility and other than any claims arising out of any act or omission of Holdings, the Borrower, the Investors or any of their Affiliates). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through Intralinks or other similar information transmission systems in connection with this Agreement, nor, to the extent permissible under applicable Law, shall any Indemnitee, Loan Party, or any Subsidiary have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses in each case subject to the indemnification provisions of this Section 10.05); it being agreed that this sentence shall not limit the indemnification obligations of the Borrower or any Subsidiary. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement request); provided, however, that such Indemnitee shall promptly refund the amount of any payment to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05.

The agreements in this Section 10.05 shall survive the resignation or removal of the Administrative Agent or Collateral Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations and the Secured Loan Document Hedge Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non-Tax claims.

Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to any Agent or any Lender, or any Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall, to the fullest extent possible under provisions of applicable Law, be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by any Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect, in the applicable currency of such recovery or payment.

Section 10.07 Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that, except as otherwise permitted by Section 7.04(f), the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (such consent not to be unreasonably withheld or delayed) (except as permitted by Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee (other than Holdings, the Borrower, any of their respective Subsidiaries or an Affiliated Lender) pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an “Eligible Assignee”) and (A) in the case of any Assignee that, immediately prior to or upon giving effect to such assignment, is an Affiliated Lender, Section 10.07(l), (B) in the case of any Assignee that is Holdings, the Borrower, or any of their respective Subsidiaries, Section 10.07(m), or (C) in the case of any Assignee that, immediately prior to or upon giving effect to such assignment, is a Debt Fund Affiliate, Section 10.07(n), (ii) by way of participation in accordance with the provisions of Section 10.07(f), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(h), or (iv) to an SPC in accordance with the provisions of Section 10.07(i) (and any other attempted assignment or transfer by any party hereto shall be null and void); provided, however, that notwithstanding anything to the contrary, (x) no Lender may assign or participate its rights or obligations hereunder to (A) any Person that is a Defaulting Lender or a Disqualified Lender, (B) a natural Person or (C) to Holdings, the Borrower or any of their respective Subsidiaries (except pursuant to Section 10.07(m)) and (y) no Lender may assign its rights or obligations hereunder without the consent of the Borrower (to the extent required under Section 10.07(b)(i)(A)) (such consent not to be unreasonably withheld or delayed) unless an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) or (g) has occurred and is continuing. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(f) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

Any assignment or participation of a Loan or Commitment by a Lender without the Borrower’s consent (A) to a Disqualified Lender, (B) to any Person without complying with the notice requirement under Section 10.07(q) or (C) to the extent the Borrower’s consent is required under this Section 10.07, to any other Person, shall be null and void, and, in the event of any assignment or participation of any Loan or Commitment by a Lender in breach of the foregoing, the Borrower shall be entitled to seek specific performance to unwind any such assignment or participation in addition to any other remedies available to the Borrower at law or in equity. In addition, (a) the Borrower may (i) terminate any Commitment of such person and prepay any applicable outstanding Loans at a price equal to the lesser of par and the amount such person paid to acquire such Loans, without premium, penalty, prepayment fee or breakage, and/or (ii) require such person to assign its rights and obligations to one or more Eligible Assignees at the price indicated above (which assignment shall not be subject to any processing and recordation fee) and if such person does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such assignment within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such person, then such person shall be deemed to have executed and delivered such Assignment and Assumption without any action on its part, (b) no such person shall receive any information or reporting provided by the Borrower, the Administrative Agent, the Collateral Agent or any Lender, (c) for purposes of voting, any Loans or Commitments held by such person shall be deemed not to be outstanding, and such person shall have no voting or consent rights with respect to “Required Lender” or class votes or consents, (d) for purposes of any matter requiring the vote or consent of each Lender affected by any amendment or waiver, such person shall be deemed to have voted or consented to approve such amendment or waiver if a majority of the affected class (giving effect to clause (c) above) so approves and (e) such person shall not be entitled to any expense reimbursement or indemnification rights and shall be treated in all other respects as a Defaulting Lender; it being understood and agreed that the foregoing provisions shall only apply to the Person specified in (A), (B), or (C) of the first sentence of this paragraph and not to any assignee of such Person that becomes a Lender so long as such assignee becomes an assignee in accordance with the provisions of this Section 10.07. Nothing in this Agreement shall be deemed to prejudice any right or remedy that the Borrower may otherwise have at law or equity. Each Lender acknowledges and agrees that the Borrower and its Subsidiaries will suffer irreparable harm if such Lender breaches any obligation under this Section 10.07. Additionally, each Lender agrees that the Borrower may seek to obtain specific performance or other equitable or injunctive relief to enforce this paragraph against such Lender with respect to such breach without posting a bond or presenting evidence of irreparable harm.

The Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders. Without limiting the generality of the foregoing, the Administrative Agent shall not (a) be obligated to ascertain, monitor or inquire as to whether any Lender or participant or prospective Lender or participant is a Disqualified Lender or (b) have any liability with respect to any assignment or participation of loans, or disclosure of confidential information, to any Disqualified Lender. Notwithstanding anything to the contrary, nothing in the foregoing shall prejudice any right or remedy that the Borrower may have at law or in equity against any Lender who enters into an assignment, participation or other transaction (including the disclosure of confidential information) with a Disqualified Lender in contravention of the terms of this Agreement.

(b) Subject to Section 10.07(a) and the conditions set forth in paragraph 10.07(b)(ii) below, any Lender may assign to one or more assignees (“Assignees”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans) with the prior written consent (such consent not to be unreasonably withheld, delayed or conditioned) of:

(i) (A) the Borrower; provided that no consent of the Borrower shall be required for (i) an assignment of all or any portion of the Term Loans to a Lender or Lead Arranger, an Affiliate of a Lender or Lead Arranger or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment of any Loans unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof to a Responsible Officer of the Borrower, (ii) if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) or (g) has occurred and is continuing, (iii) an assignment of all or a portion of the Term Loans pursuant to Section 10.07(f) or Section 10.07(j), or (iv) any assignment relating to the primary allocation or syndication of the Loans and Commitments by the Lead Arrangers to Persons identified by Administrative Agent to the Borrower on or prior to the Closing Date;

(A) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment (i) of all or any portion of a Term Loan to a Lender or Lead Arranger, an Affiliate of a Lender or Lead Arranger or an Approved Fund or (ii) all or any portion of the Term Loans pursuant to Section 10.07(f) or Section 10.07(j);

(B) [Reserved].

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $1,000,000 and shall be in increments of $1,000,000 in excess thereof, in the case of the Term Loans (provided that simultaneous assignments to or from two or more Approved Funds shall be aggregated for purposes of determining compliance with this Section 10.07(b)(ii)(A)), unless each of the Borrower and the Administrative Agent otherwise consents; provided that such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any;

(B) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption via an electronic settlement system acceptable to the Administrative Agent (or if previously agreed with the Administrative Agent, manually), together with a processing and recordation fee of $3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); provided that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Approved Funds; and

(C) the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire (in which the Assignee shall designate one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Loan Parties and their Affiliates or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal and state securities laws) and all applicable tax forms required pursuant to Section 3.01(d).

This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities.

In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans in accordance with its Pro rata Share. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

(c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Sections 10.07(d) and (e), from and after the effective date specified in each Assignment and Assumption, (1) the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and (2) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, and the surrender by the assigning Lender of its Note, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.7(f).

(d) The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices in the United States a copy of each Assignment and Assumption, each Affiliated Lender Assignment and Assumption delivered to it, and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, any Agent, any Lead Arranger and, with respect to such Lender’s own interest only, any Lender, at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(d) and Section 2.10 shall be construed so that all Loans are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury Regulations (or any other relevant or successor provisions of the Code or of such Treasury Regulations). Notwithstanding the foregoing, in no event shall the Administrative Agent be obligated to ascertain, monitor, or inquire as to whether any Lender is an Affiliated Lender nor shall the Administrative Agent be obligated to monitor the aggregate amount of Loans or Incremental Loans held by Affiliated Lenders. Upon request by the Administrative Agent, the Borrower shall (i) promptly (and in any case, not less than five (5) Business Days (or shorter period as agreed to by the Administrative Agent) prior to the proposed effective date of any amendment, consent, or waiver pursuant to Section 10.01) provide to the Administrative Agent a complete list of all Affiliated Lenders holding Loans or Incremental Loans at such time and (ii) not less than five (5) Business Days (or shorter period as agreed to by the Administrative Agent) prior to the proposed effective date of any amendment, consent, or waiver pursuant to Section 10.01, provide to the Administrative Agent, a complete list of all Debt Fund Affiliates holding each Class of Loans at such time.

(e) Upon its receipt of, and consent to, a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, an Administrative Questionnaire completed in respect of the assignee (unless the Assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) above, if applicable, and the written consent of the Administrative Agent, if required, and, if required, the Borrower to such assignment and any applicable tax forms required pursuant to Section 3.01(d), the Administrative Agent shall promptly (i) accept such Assignment and Assumption and (ii) record the information contained therein in the Register. No assignment shall be effective unless it has been recorded in the Register as provided in this paragraph (e).

(f) Any Lender may at any time sell participations to any Person, subject to clause (x) of the proviso in the first paragraph of Section 10.07(a) (each, a “Participant”), in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the second proviso to Section 10.01 that requires the affirmative vote of such Lender, in each case, to the extent the Participant is directly and adversely affected thereby. Subject to Section 10.07(g), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Sections, including the requirements under Section 3.01(d)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender and Section 3.07 as though it were an Assignee. Each Participant will provide any applicable tax forms required pursuant to Section 3.01(d) solely to the participating Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that such disclosure is necessary in connection with an audit or other proceeding to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) or Proposed Regulation Section 1.163-(b) of the United States Treasury Regulations (or any amended or successor version). The entries in the Participant Register shall be conclusive and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(g) A Participant shall not be entitled to receive any greater payment under Sections 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent, not to be unreasonably withheld or delayed (for the avoidance of doubt, the Borrower shall have reasonable basis for withholding consent if the participation would result in increased gross-up or indemnification obligations by the Borrower at such time).

(h) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any central bank having jurisdiction over such Lender; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(i) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof, shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such Sections and it being understood that the documentation required under Section 3.01(d) shall be delivered to the Granting Lender), but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement except in the case of Section 3.01 or 3.04, to the extent that the grant to the SPC was made with the prior written consent of the Borrower (not to be unreasonably withheld or delayed; for the avoidance of doubt, the Borrower shall have reasonable basis for withholding consent if an exercise by SPC immediately after the grant would result in materially increased indemnification obligations by the Borrower at such time), (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstanding anything to the contrary contained herein, any SPC may (A) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (B) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhancement to such SPC.

(j) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actually becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (ii) such trustee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise.

(k) [Reserved].

(l) Any Lender may at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (x) Dutch auctions open to all Lenders of the applicable Class on a pro rata basis or (y) open market purchases on a pro rata or non-pro rata basis, in each case subject to the following limitations:

(i) the assigning Lender and the Affiliated Lender purchasing such Lender’s Term Loans shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit J-1 hereto (an “Affiliated Lender Assignment and Assumption”);

(ii) Affiliated Lenders will not receive information provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls or meetings attended solely by the Lenders and the Administrative Agent, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II;

(iii) the aggregate principal amount of Term Loans held at any one time by Affiliated Lenders shall not exceed 25% of the principal amount of all Term Loans at such time outstanding (measured at the time of purchase) (such percentage, the “Affiliated Lender Cap”); provided that to the extent any assignment to an Affiliated Lender would result in the aggregate principal amount of all Loans held by Affiliated Lenders exceeding the Affiliated Lender Cap, the assignment of such excess amount will be void ab initio; and

(iv) as a condition to each assignment pursuant to this clause (l), the Administrative Agent shall have been provided an Affiliated Lender Notice in the form of Exhibit J-2 to this Agreement in connection with each assignment to an Affiliated Lender or a Person that upon effectiveness of such assignment would constitute an Affiliated Lender pursuant to which such Affiliated Lender shall waive any right to bring any action in connection with such Term Loans against the Administrative Agent, in its capacity as such.

Each Affiliated Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it acquires any Person who is also a Lender, and each Lender agrees to notify the Administrative Agent promptly (and in any event within ten (10) Business Days) if it becomes an Affiliated Lender. Such notice shall contain the type of information required and be delivered to the same addressee as set forth in Exhibit J-2.

(m) Any Lender may, so long as no Default or Event of Default has occurred and is continuing and, to the extent Term Loans are purchased at a discount, no proceeds of any Revolving Obligations are applied to fund the consideration for any such assignment, at any time, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to the Borrower or any of its Subsidiaries through (x) Dutch auctions open to all Lenders on a pro rata basis or (y) notwithstanding Sections 2.11 and 2.12 or any other provision in this Agreement, open market purchase on a pro rata or non-pro rata basis; provided, that, in connection with assignments pursuant to clauses (x) and (y) above, (A) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned, or transferred to the Borrower or a Subsidiary shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment, or transfer, (B) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (C) the Borrower shall promptly provide notice to the Administrative Agent of such contribution, assignment, or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register.

(n) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders”, “Required Class Lenders”, or “Required Facility Lenders” to the contrary, for purposes of determining whether the Required Lenders, the Required Class Lenders (in respect of a Class of Term Loans), or the Required Facility Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom unless the action in question affects any Non-Debt Fund Affiliate in a disproportionately adverse manner than its effect on the other Lenders or would deprive such Non-Debt Fund Affiliate of its pro rata share of any payments to which it is entitled, or subject to Section 10.07(m), any plan of reorganization pursuant to the Bankruptcy Code of the United States, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and:

(A) all Term Loans held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders, the Required Class Lenders (in respect of a Class of Term Loans), or the Required Facility Lenders have taken any actions; and

(B) all Term Loans held by Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders.

(o) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that and each Affiliated Lender Assignment and Assumption shall provide a confirmation that, if a proceeding under any Debtor Relief Law shall be commenced by or against the Borrower or any other Loan Party at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Term Loans held by such Affiliated Lender in any manner in the Administrative

Agent’s sole discretion, unless the Administrative Agent instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Term Loans held by it as the Administrative Agent directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Obligations held by such Affiliated Lender in a disproportionately adverse manner to such Affiliated Lender than the proposed treatment of similar Obligations held by Lenders that are not Affiliated Lenders.

(p) Notwithstanding anything in Section 10.01 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by any Loan Party therefrom, (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Term Loans held by Debt Fund Affiliates may not account for more than 49.9% (pro rata among such Debt Fund Affiliates) of the Term Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 10.01.

(q) Any request for consent of the Borrower pursuant to Section 10.07(b)(i)(A) and related communications shall be delivered by the Administrative Agent simultaneously to the following Persons:

(i) to (A) any recipient that is an employee of the Borrower, as designated in writing to the Administrative Agent by the Borrower from time to time (if any) and (B) the chief financial officer of the Borrower or any other Responsible Officer designated by the Borrower in writing to the Administrative Agent from time to time; and

(ii) in addition to the Persons set forth in clause (i) above and prior to the occurrence of a Change of Control, to an employee of the Investors designated in writing to the Administrative Agent by the Investors from time to time.

Section 10.08 Confidentiality. Each of the Agents, Lead Arrangers and the Lenders severally (and not jointly) agrees to maintain the confidentiality of the Information and not to disclose such information, except that Information may be disclosed (a) to its Affiliates (other than Excluded Affiliates) and its and its Affiliates’ managers, administrators, directors, officers, employees, trustees, partners, investors, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or self-regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender or its Affiliates); provided that the Administrative Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority or examiner) unless such notification is prohibited by law, rule or regulation; (c) to the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facilities or market data collectors, similar services providers to the lending industry and service providers to the Administrative Agent in connection with the administration and management of this Agreement and the Loan Documents; (d) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process; provided that the Administrative Agent or such Lender, as applicable, agrees that it will notify the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority or examiner) unless such notification is prohibited by law, rule or regulation; (e) to any other party to this Agreement; (f) subject to an agreement containing provisions at least as restrictive as those set forth in this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(f), counterparty to a Swap Contract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Agreement (provided that the disclosure of any such Information to any Lenders or Eligible Assignees or Participants shall be made subject to the acknowledgement and acceptance by such Lender, Eligible Assignee or Participant that such Information is being disseminated on a confidential basis) (on substantially the terms set forth in this Section 10.08 or as otherwise reasonably acceptable to the Borrower, including, without limitation, as agreed in any Borrower Materials) in accordance with the standard processes of the Administrative Agent or customary market standards for dissemination of such type of Information; (g) with the written consent of the Borrower; (h) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, the Lead Arrangers, any Lender, or any of their respective Affiliates (other than Excluded Affiliates) on a non-confidential basis from a source other than a Loan Party or any Investor or their respective Affiliates (so long as such source is not known to the Administrative Agent, such Lead Arranger, such Lender, or any of their respective Affiliates to be bound by confidentiality obligations to any Loan Party); (i) to any Governmental Authority or examiner (including the National Association of Insurance Commissioners or any other similar organization) regulating any Lender; (j) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries received by it from such Lender) or to the CUSIP Service Bureau or any similar organization; (k) in connection with establishing a “due diligence” defense or (l) to the extent such Information is independently developed by the Administrative Agent, such Lead Arranger, such Lender, or any of their respective Affiliates; provided that no disclosure shall be made to any Disqualified Lender. In addition, the Agents and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments, and the Credit Extensions. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties relating to any Loan Party, its Affiliates or its Affiliates’ directors, managers, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of their Subsidiaries or its business, other than any such information that is publicly available to any Agent, or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08; provided that all information received after the Closing Date from Holdings, the Borrower or any of its Subsidiaries shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential.

Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Collateral Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent permitted by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Collateral Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Collateral Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of

Section 8.04 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent, the Collateral Agent and each Lender under this Section 10.09 are in addition to other rights and remedies (including other rights of setoff) that the Administrative Agent, the Collateral Agent and such Lender may have. No amounts set off from any Guarantor shall be applied to any Excluded Swap Obligations of such Guarantor.

Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

Section 10.11 Tax Treatment. The Borrower, the Administrative Agent and each Lender agree (a) that for U.S. federal and other applicable income tax purposes, (i) each Loan shall be treated as indebtedness, and (ii) each Loan shall not be treated as “contingent payment debt instruments” under Section 1.1275-4 of the United States Treasury Regulations (or any corresponding provision of state income tax law) and (b) to file all U.S. federal income tax and state income tax and franchise tax returns in a manner consistent with the foregoing.

Section 10.12 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier or other electronic transmission be confirmed by an original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic transmission.

Section 10.13 Integration; Termination. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

Section 10.14 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by each Agent and each Lender, regardless of any investigation made by any Agent or any Lender or on their behalf and notwithstanding that any Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

Section 10.15 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.15, if and to the extent that the enforceability of any provision in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. Without limiting the foregoing provisions of this Section 10.15, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, then such provisions shall be deemed to be in effect only to the extent not so limited.

Section 10.16 GOVERNING LAW.

(a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE SITTING IN THE BOROUGH OF MANHATTAN, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUPPORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN TELECOPIER OR OTHER ELECTRONIC TRANSMISSION) IN Section 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION TO ENFORCE ANY AWARD OR JUDGMENT OR EXERCISE ANY RIGHT UNDER THE COLLATERAL DOCUMENTS AGAINST ANY COLLATERAL OR ANY OTHER PROPERTY OF

ANY LOAN PARTY IN ANY OTHER FORUM IN ANY JURISDICTION IN WHICH COLLATERAL IS LOCATED.

Section 10.17 WAIVER OF RIGHT TO TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY LOAN DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS Section 10.17 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 10.18 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties, the Administrative Agent, the Collateral Agent and the Administrative Agent shall have been notified by each Lender that each Lender have executed it and thereafter this Agreement shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if applicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04.

Section 10.19 USA PATRIOT Act. Each Lender that is subject to the USA PATRIOT Act and/or the Beneficial Ownership Regulation and the Administrative Agent and the Collateral Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other information regarding such Loan Party that will allow such Lender, the Administrative Agent or the Collateral Agent, as applicable, to identify such Loan Party in accordance with the USA PATRIOT Act and the Beneficial Ownership Regulation. This notice is given in accordance with the requirements of the USA PATRIOT Act and the Beneficial Ownership Regulation and is effective as to the Lenders, the Administrative Agent and the Collateral Agent.

Section 10.20 No Advisory or Fiduciary Responsibility.

(a) In connection with all aspects of each transaction contemplated hereby, each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that (i) the facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Agents, the Lead Arrangers and the Lenders, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof), (ii) in connection with the process leading to such transaction, each of the Agents, the Lead Arrangers (and their respective Affiliates) and the Lenders is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its Affiliates, stockholders, creditors or employees or any other Person, (iii) none of the Agents, the Lead Arrangers (or their respective Affiliates), or the Lenders has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether any Agent or Lender has advised or is currently advising the Borrower or any of its Affiliates on other matters) and none of the Agents, the Lead Arrangers (or their respective Affiliates), or the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the financing transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents, (iv) the Agents, the Lead Arrangers (and their respective Affiliates) and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from, and may conflict with, those of the Borrower and its Affiliates, and none of the Agents, the Lead Arrangers or the Lenders has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship and (v) the Agents, the Lead Arrangers (and their respective Affiliates) and the Lenders have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Loan Parties have consulted their own legal, accounting, regulatory and tax advisors to the extent they have deemed appropriate. Each Loan Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Agents, the Lead Arrangers (and their respective Affiliates) and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty under applicable law relating to agency and fiduciary obligations.

(b) Each Loan Party acknowledges and agrees that each Lender, the Lead Arrangers and any Affiliate thereof may lend money to, invest in, and generally engage in any kind of business with, any of the Borrower, Holdings, any Investor, any Affiliate thereof or any other Person or entity that may do business with or own securities of any of the foregoing, all as if such Lender, the Lead Arrangers or Affiliate thereof were not a Lender, the Lead Arrangers or an Affiliate thereof (or an agent or any other Person with any similar role under the Facilities) and without any duty to account therefor to any other Lender, the Lead Arrangers, Holdings, the Borrower, any Investor or any Affiliate of the foregoing. Each Lender, the Lead Arrangers, and any Affiliate thereof may accept fees and other consideration from Holdings, the Borrower, any Investor or any Affiliate thereof for services in connection with this Agreement, the Facilities or otherwise without having to account for the same to any other Lender, the Lead Arrangers, Holdings, the Borrower, any Investor or any Affiliate of the foregoing. Some or all of the Lenders, and the Lead Arrangers may have directly or indirectly acquired certain equity interests (including warrants) in Holdings, the Borrower, an Investor or an Affiliate thereof or may have directly or indirectly extended credit on a subordinated basis to Holdings, the Borrower, an Investor or an Affiliate thereof. Each party hereto, on its behalf and on behalf of its Affiliates, acknowledges and waives the potential conflict of interest resulting from any such Lender, the Lead Arrangers, or an Affiliate thereof holding disproportionate interests in the extensions of credit under the Facilities or otherwise acting as arranger or agent thereunder and such Lender, the Lead Arrangers or any Affiliate thereof directly or indirectly holding equity interests in or subordinated debt issued by Holdings, the Borrower, an Investor or an Affiliate thereof.

Section 10.21 [Reserved].

Section 10.22 Electronic Execution of Assignments. The words “execution”, “signed”, “signature”, and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based record keeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.23 Effect of Certain Inaccuracies. In the event that any financial statement or Compliance Certificate previously delivered pursuant to Section 6.02(a) was inaccurate (regardless of whether this Agreement or the Commitments are in effect when such inaccuracy is discovered), and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, then (i) the Borrower shall as soon as practicable deliver to the Administrative Agent a corrected financial statement and a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Rate shall be determined based on the corrected Compliance Certificate for such Applicable Period, and (iii) the Borrower shall within fifteen (15) days after the delivery of the corrected financial statements and Compliance Certificate pay to the Administrative Agent the accrued additional interest or fees owing as a result of such increased Applicable Rate for such Applicable Period. This Section 10.23 shall not limit the rights of the Administrative Agent or the Lenders with respect to Sections 2.07(b) and 8.01.

Section 10.24 Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due from the Borrower hereunder in the currency expressed to be payable herein (the “specified currency”) into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures any Lender could purchase the specified currency with such other currency at such Lender’s New York office on the Business Day preceding that on which final judgment is given. The obligations of the Borrower in respect of any sum due to any Lender hereunder shall, notwithstanding any judgment in a currency other than the specified currency, be discharged only to the extent that on the Business Day following receipt by such Lender of any sum adjudged to be so due in such other currency such Lender may in accordance with normal banking procedures purchase the specified currency with such other currency; if the amount of the specified currency so purchased is less than the sum originally due to such Lender in the specified currency, the Borrower agrees, to the fullest extent that it may effectively do so, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender against such loss, and if the amount of the specified currency so purchased exceeds the sum originally due to such Lender in the specified currency, such Lender agrees to remit such excess to the Borrower.

Section 10.25 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.

Section 10.26 Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Contracts or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

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